As filed with the SEC on March 9, 2012.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07495

TRANSAMERICA PARTNERS FUNDS GROUP II

(Exact Name of Registrant as Specified in Charter)

Investment Company Act file number: 811-07674

TRANSAMERICA PARTNERS FUNDS GROUP

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA PARTNERS

INSTITUTIONAL FUNDS GROUP

TRANSAMERICA INSTITUTIONAL

ASSET ALLOCATION FUNDS

Annual Report

December 31, 2011

This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Institutional Funds Group or the Transamerica Institutional Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This is a combined annual report for the Transamerica Partners Institutional Funds Group and the Transamerica Institutional Asset Allocation Funds.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericapartners.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2011, is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolios

Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Dear Fellow Shareholder,

On behalf of Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. As 2011 began, the Federal Reserve was in the middle of a second round of monetary stimulus known as quantitative easing (“QE2”). This effort began pumping what would eventually total $600 billion into the U.S. economy. In response, the U.S. economy and corporate earnings picked up steam throughout the 1st quarter. Equity and bond markets followed suit. During this same time, commodities prices and inflation also surged. In order to fight the inflation the Federal Reserve stimulus was creating, most central banks across the globe tightened monetary policy. In spring, this global tightening collided with a global supply chain disruption caused by the Japanese tsunami. As a result, the global economy began slowing. As summer arrived, slower growth combined with concerns about high U.S. and European debt levels. Developments came to a head in late summer as the credit rating of the U.S. was lowered and Europe faced the possibility of a default by Greece. As a result, the global equity and corporate bond markets fell sharply while U.S. Treasuries rallied as investors sought safety. Fortunately, commodity prices including oil also fell sharply, putting more disposable income in consumer pockets.

As summer transitioned to fall, the U.S. economy re-strengthened. As a result, the U.S. corporate equity and bond markets responded in the 4th quarter by recovering much of the summer’s losses. For the twelve months ending December 31, 2011, the Dow Jones Industrial Average returned 8.38%, the Standard & Poor’s 500® Index returned 2.11%, and the Barclays Capital U.S. Aggregate Bond Index returned 7.84%. While the U.S. economy re-strengthened, the rest of the global economy continued to experience either slowing growth or contraction as European austerity programs continued to be implemented and European banks begin selling Asian assets. As a result, European and Asian markets failed to recover the summer’s losses and the Morgan Stanley Capital International World ex-US lost -11.78% for the year. This serves as a good reminder that it is always important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter Chairman of the Board, President & Chief Executive Officer Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds	Christopher A. Staples Vice President & Chief Investment Officer Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds.

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Management Review

(unaudited)

Transamerica Partners Institutional Stock Index

MARKET ENVIRONMENT

U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters, and above all, global debt problems drove a “risk on - risk off” tug-of-war that characterized the year’s market activity. The S&P 500® Index (“S&P 500”) returned 2.11% for the year amid a whirlwind of unprecedented global events.

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions, but equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks, and increase the size of the eurozone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

For the year, U.S. stocks outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, utilities (+19.91%) led the index for 2011. The health care stocks (+12.73%) performed well amid high volatility, which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, financials (-17.06%) saw the largest losses. The more cyclical materials (-9.75%) and industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Institutional Stock Index returned 1.80%. By comparison, its benchmark, the S&P 500, returned 2.11%.

STRATEGY REVIEW

The S&P 500 is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of business. The stocks included in the index collectively represent a substantial portfolio of all common stocks publicly traded in the United States. Throughout the twelve-month period, as changes were made to the composition of the S&P 500, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the fund remains positioned to match the risk characteristics of the benchmark, irrespective of the market’s future direction.

The Master Portfolio fund invests in options, futures, and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions, and to keep trading costs low. During the period, derivatives had a minimal impact on the performance of the Master Portfolio fund. In addition, the portfolio team adheres to all BlackRock-wide policies and the SEC guidelines to ensure that the Master Portfolio fund does not use leverage.

Christopher Bliss

Edward Corallo

Greg Savage

Diane Hsiung

Jennifer Hsui

Creighton Jue

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Money Market

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year		5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Money Market	—	%(A)	1.45%	1.79%	09/11/2000
Citigroup 3-Month Treasury Bill*	0.08%		1.36%	1.85%

NOTES

*	The Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment, it is possible to lose money by investing in the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

(A)	Rounds to less than 0.01%

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional High Quality Bond	1.84%	4.06%	3.53%	09/11/2000
BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs*	1.56%	3.94%	3.57%

NOTES

*	The Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Years Index (“BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the Fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Inflation-Protected Securities	12.05%	6.93%	4.93%	09/11/2000
Barclays Capital U.S. TIPS*	13.56%	7.95%	7.57%

NOTES

*	The Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the Fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Core Bond	5.94%	6.05%	5.39%	09/11/2000
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%

NOTES

*	The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the Fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional High Yield Bond	4.63%	6.43%	8.47%	09/11/2000
BofA Merrill Lynch High Yield Master II*	4.38%	7.34%	8.59%

NOTES

*	The Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Lower rated, high yield corporate debt securities represent a much greater risk of default and tend to be more volatile than higher rated or investment grade bonds. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Balanced

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Balanced	3.24%	1.41%	3.66%	09/11/2000
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%
S&P 500*	2.11%	(0.25)%	2.92%

NOTES

*

Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Standard & Poor’s 500® Index (“S&P 500”). These are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Large Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Large Value	2.02%	(5.47)%	1.51%	09/11/2000
Russell 1000® Value*	0.39%	(2.64)%	3.89%
S&P 500*	2.11%	(0.25)%	2.92%

NOTES

*

The Russell 1000® Value Index (“Russell 1000® Value”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Stock Index	1.80%	(0.47)%	2.66%	09/11/2000
S&P 500*	2.11%	(0.25)%	2.92%

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Large Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Large Core	3.34%	(1.84)%	1.38%	09/11/2000
Russell 1000®*	1.50%	(0.02)%	3.34%
S&P 500*	2.11%	(0.25)%	2.92%

NOTES

*

The Russell 1000® Index (“Russell 1000®”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Large Growth	(2.12)%	0.65%	1.72%	09/11/2000
Russell 1000® Growth *	2.64%	2.50%	2.60%
S&P 500*	2.11%	(0.25)%	2.92%

NOTES

*

The Russell 1000® Growth Index (“Russell 1000® Growth”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Mid Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Mid Value	(2.34)%	(0.05)%	6.80%	10/11/2001
Russell Midcap® Value *	(1.38)%	0.04%	7.67%

NOTES

*

The Russell Midcap® Value Index (“Russell Midcap® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Mid Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Mid Growth	(7.03)%	2.69%	3.67%	11/07/2001
Russell Midcap® Growth*	(1.65)%	2.44%	5.29%

NOTES

*

The Russell Midcap® Growth Index (“Russell Midcap® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Small Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Small Value	1.11%	(0.01)%	6.94%	01/23/2003
Russell 2000® Value *	(5.50)%	(1.87)%	8.68%

NOTES

*

The Russell 2000® Value Index (“Russell 2000® Value”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on inception date of the fund. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Small Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Small Core	(2.47)%	(0.46)%	3.87%	09/11/2000
Russell 2000®*	(4.18)%	0.15%	5.62%
S&P 500*	2.11%	(0.25)%	2.92%

NOTES

*

The Russell 2000® Index (“Russell 2000®”) and the Standard & Poor’s 500® Index (“S&P 500”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional Small Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Small Growth	(6.71)%	0.79%	5.36%	05/29/2003
Russell 2000® Growth *	(2.91)%	2.09%	7.97%

NOTES

*

The Russell 2000® Growth Index (“Russell 2000® Growth”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on inception date of the fund. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Transamerica Partners Institutional International Equity

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional International Equity	(13.78)%	(7.06)%	2.54%	09/11/2000
MSCI ACWI ex-US*	(13.33)%	(2.48)%	6.76%

NOTES

*	The Morgan Stanley Capital International All Country World ex-US Index (“MSCI ACWI ex-US”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Foreign securities and markets pose different and possibly greater risks than those customarily associated with domestic securities, including currency fluctuations and political instability. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios (“Series Portfolio”) or Master Portfolio (“MP”), you will bear the ongoing costs of managing the corresponding Series in which your fund invests (such as the investment adviser’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense. Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not a part of the advisory and administrative fees. Examples of such expenses are fees and expenses of trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Partners Institutional Money Market	$1,000.00	$1,000.00	$1.06	$1,024.15	$1.07	0.21%
Transamerica Partners Institutional High Quality Bond	1,000.00	1,004.90	3.28	1,021.93	3.31	0.65%
Transamerica Partners Institutional Inflation-Protected Securities	1,000.00	1,067.30	3.39	1,021.93	3.31	0.65%
Transamerica Partners Institutional Core Bond	1,000.00	1,034.70	3.33	1,021.93	3.31	0.65%
Transamerica Partners Institutional High Yield Bond	1,000.00	998.30	4.28	1,020.92	4.33	0.85%
Transamerica Partners Institutional Balanced	1,000.00	990.80	3.76	1,021.42	3.82	0.75%
Transamerica Partners Institutional Large Value	1,000.00	940.40	3.67	1,021.42	3.82	0.75%
Transamerica Partners Institutional Stock Index	1,000.00	961.20	1.48	1,023.69	1.53	0.30%
Transamerica Partners Institutional Large Core	1,000.00	958.10	4.44	1,020.67	4.58	0.90%
Transamerica Partners Institutional Large Growth	1,000.00	917.60	4.35	1,020.67	4.58	0.90%
Transamerica Partners Institutional Mid Value	1,000.00	907.20	4.33	1,020.67	4.58	0.90%
Transamerica Partners Institutional Mid Growth	1,000.00	867.40	4.47	1,020.42	4.84	0.95%
Transamerica Partners Institutional Small Value	1,000.00	952.50	5.41	1,019.66	5.60	1.10%
Transamerica Partners Institutional Small Core	1,000.00	915.70	5.31	1,019.66	5.60	1.10%
Transamerica Partners Institutional Small Growth	1,000.00	871.80	5.43	1,019.41	5.85	1.15%
Transamerica Partners Institutional International Equity	1,000.00	816.80	5.27	1,019.41	5.85	1.15%

(A)	Expenses are equal to each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before expenses.
(C)	Ratio reflects the expenses of both the fund and its corresponding Series Portfolio or MP.

Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

	Money Market		High Quality Bond		Inflation- Protected Securities		Core Bond		High Yield Bond		Balanced
Assets:
Investments in Series Portfolios/MP, at value(A)	$419,626		$95,169		$116,991		$493,957		$262,723		$5,376
Receivables:
Shares of beneficial interest sold	27,765		73		177		396		519		2
Due from advisor	45		6		11		16		17		3
Money market waiver	110		—		—		—		—		—
Prepaid expenses	1		—	(B)	—	(B)	1		—	(B)	—	(B)

	447,547		95,248		117,179		494,370		263,259		5,381

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	62,160		6,738		8,398		13,172		6,870		—	(B)
Administration/Advisory fees(C)	18		4		5		21		11		—	(B)
Distribution fees	89		20		25		104		55		1
Registration fees	6		6		6		6		7		6
Audit and tax fees	11		11		11		11		11		11
Printing and shareholder reports fees	30		7		8		33		17		—	(B)
Trustee fees	2		1		1		3		1		—	(B)
Other	12		3		4		8		6		3

	62,328		6,790		8,458		13,358		6,978		21

Net assets	$385,219		$88,458		$108,721		$481,012		$256,281		$5,360

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	385,430		87,578		96,622		474,376		270,719		24,715
Undistributed net investment income	—		169		63		2,243		355		4
Undistributed (accumulated) net realized gain (loss) allocated from Series Portfolios/MP(A)	(211)		(1,726)		5,274		2,564		(11,410)		(10,888)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	—		2,437		6,762		1,829		(3,383)		(8,471)

Net assets	$385,219		$88,458		$108,721		$481,012		$256,281		$5,360

Shares of beneficial interest outstanding	38,279		8,416		9,792		43,430		30,397		593
Net asset value per share	$10.06		$10.51		$11.10		$11.08		$8.43		$9.04

	Large Value		Stock Index		Large Core		Large Growth		Mid Value		Mid Growth
Assets:
Investments in Series Portfolios/MP, at value(A)	$118,738		$880,259		$5,343		$231,273		$301,758		$43,694
Receivables:
Shares of beneficial interest sold	26		507		3		108		368		31
Due from advisor	5		64		3		12		37		8
Prepaid expenses	—	(B)	1		—	(B)	—	(B)	—	(B)	—	(B)

	118,769		880,831		5,349		231,393		302,163		43,733

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	3,501		27,750		—	(B)	3,765		11,716		890
Administration/Advisory fees(C)	5		37		—	(B)	10		13		2
Distribution fees	25		188		1		50		65		10
Registration fees	6		6		6		6		5		5
Audit and tax fees	11		19		11		11		11		11
Printing and shareholder reports fees	10		58		—	(B)	16		20		3
Trustee fees	1		4		—	(B)	1		2		—	(B)
Other	3		20		3		4		6		4

	3,562		28,082		21		3,863		11,838		925

Net assets	$115,207		$852,749		$5,328		$227,530		$290,325		$42,808

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	536,416		837,714		43,406		393,188		322,700		49,826
Undistributed net investment income	102		4,296		6		13		154		—
Accumulated net realized loss allocated from Series Portfolios/MP(A)	(312,262)		(84,193)		(17,346)		(123,398)		(46,858)		(7,011)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(109,049)		94,932		(20,738)		(42,273)		14,329		(7)

Net assets	$115,207		$852,749		$5,328		$227,530		$290,325		$42,808

Shares of beneficial interest outstanding	13,347		101,024		1,276		34,247		20,802		3,557
Net asset value per share	$8.63		$8.44		$4.18		$6.64		$13.96		$12.04

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2011

(all amounts except per share amounts in thousands)

	Small Value		Small Core		Small Growth		International Equity
Assets:
Investments in Series Portfolios/MP, at value(A)	$15,933		$30,230		$20,210		$140,542
Receivables:
Shares of beneficial interest sold	2		15		—	(B)	52
Due from advisor	6		5		4		—
Prepaid expenses	—	(B)	—	(B)	—	(B)	—	(B)

	15,941		30,250		20,214		140,594

Liabilities:
Accounts payable and accrued liabilities:
Due to adviser	—		—		—		6
Shares of beneficial interest redeemed	892		137		835		3,249
Administration/Advisory fees(C)	1		1		1		6
Distribution fees	3		6		4		31
Registration fees	15		6		6		6
Audit and tax fees	11		12		11		11
Printing and shareholder reports fees	2		2		1		11
Trustee fees	—	(B)	—	(B)	—	(B)	1
Other	3		3		3		4

	927		167		861		3,325

Net assets	$15,014		$30,083		$19,353		$137,269

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	21,588		141,459		22,942		457,882
Undistributed (accumulated) net investment income (loss)	31		(10)		—		1,279
Accumulated net realized loss allocated from Series Portfolios/MP(A)	(10,958)		(64,190)		(5,319)		(287,567)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	4,353		(47,176)		1,730		(34,325)

Net assets	$15,014		$30,083		$19,353		$137,269

Shares of beneficial interest outstanding	1,101		3,065		1,513		23,345
Net asset value per share	$13.64		$9.81		$12.79		$5.88

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Rounds to less than $1.
(C)	Advisory fees only apply to Stock Index.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond	Balanced
Net investment income (loss) allocated from Series Portfolios/MP(C):
Interest income	$1,028	$2,779	$4,402	$18,792	$21,946	$84
Dividend income	—	—	—	15	121	66
Securities lending income (net)	—	11	13	58	—	2
Withholding taxes on foreign income	—	—	—	—	(6)	—	(A)
Expenses (net of reimbursement)	(1,215)	(377)	(470)	(1,893)	(1,501)	(28)

(187)	2,413	3,945	16,972	20,560	124

Expenses:
Administration/Advisory fees(B)	218	50	60	240	128	3
Distribution fees	1,092	248	297	1,199	640	14
Registration	38	22	20	26	25	18
Audit and tax	11	10	10	11	10	10
Legal	14	3	4	16	8	—	(A)
Trustee and CCO	11	3	3	12	7	—	(A)
Fund accounting	10	10	10	10	10	10
Printing and shareholder reports	30	7	10	19	17	1
Other	25	4	4	15	8	1

Total expenses	1,449	357	418	1,548	853	57
Expenses reimbursed/waived	(1,449)	(88)	(115)	(325)	(179)	(43)
Expenses allocated from Series Portfolio reimbursed/waived	(184)

Net expenses	(184)	269	303	1,223	674	14

Net investment income (loss)	(3)	2,144	3,642	15,749	19,886	110

Net realized and unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(C)	3	100	5,987	12,725	3,441	307
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(C)	—	(A)	(395)	4,042	(908)	(12,378)	(223)

Net realized and unrealized gain (loss)	3	(295)	10,029	11,817	(8,937)	84

Net increase In net assets resulting from operations	$—	$1,849	$13,671	$27,566	$10,949	$194

Large Value	Stock Index	Large Core	Large Growth	Mid Value	Mid Growth
Net investment income (loss) allocated from Series Portfolios/MP(C):
Interest income	$1	$17	$—	(A)	$—	$1	$—	(A)
Dividend income	2,884	18,964	151	2,496	5,702	191
Securities lending income (net)	25	273	2	71	55	23
Withholding taxes on foreign income	(1)	—	(A)	—	(A)	(16)	(5)	—	(A)
Expenses (net of reimbursement)	(635)	(452)	(49)	(1,675)	(2,238)	(385)

2,274	18,802	104	876	3,515	(171)

Expenses:
Administration/Advisory fees(B)	67	452	4	129	161	26
Distribution fees	336	2,259	19	644	803	128
Registration	20	36	19	21	25	20
Audit and tax	10	33	10	11	11	10
Legal	4	31	—	(A)	8	10	1
Trustee and CCO	3	23	—	(A)	7	8	1
Fund accounting	9	26	10	10	10	10
Printing and shareholder reports	—	(A)	48	2	9	21	5
Other	5	28	1	9	11	2

Total expenses	454	2,936	65	848	1,060	203
Expenses reimbursed/waived	(82)	(678)	(44)	(203)	(406)	(100)

Net expenses	372	2,258	21	645	654	103

Net investment income (loss)	1,902	16,544	83	231	2,861	(274)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) allocated from Series Portfolios/MP(C)	10,035	(10,942)	629	24,444	28,019	6,742
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(C)	(7,954)	8,555	(413)	(28,462)	(38,047)	(9,993)

Net realized and unrealized gain (loss)	2,081	(2,387)	216	(4,018)	(10,028)	(3,251)

Net increase (decrease) In net assets resulting from operations	$3,983	$14,157	$299	$(3,787)	$(7,167)	$(3,525)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2011

(all amounts in thousands)

Small Value	Small Core	Small Growth	International Equity
Net investment income (loss) allocated from Series Portfolios/MP(C):
Interest income	$—	(A)	$—	(A)	$—	(A)	$—	(A)
Dividend income	284	352	96	4,630
Securities lending income (net)	9	24	33	136
Withholding taxes on foreign income	—	—	(A)	(1)	(400)
Expenses (net of reimbursement)	(169)	(274)	(221)	(1,422)

124	102	(93)	2,944

Expenses:
Administration/Advisory fees(B)	10	16	12	87
Distribution fees	50	82	61	435
Registration	21	19	21	21
Audit and tax	10	12	10	10
Legal	1	1	1	5
Trustee and CCO	—	(A)	1	1	5
Fund accounting	10	10	10	10
Printing and shareholder reports	3	1	2	—	(A)
Other	1	2	1	6

Total expenses	106	144	119	579
Expenses reimbursed/waived	(56)	(58)	(58)	(4)

Net expenses	50	86	61	575

Net investment income (loss)	74	16	(154)	2,369

Net realized and unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(C)	1,792	4,529	3,585	8,462
Change in net unrealized (depreciation) allocated from Series Portfolios/MP(C)	(1,739)	(5,115)	(4,939)	(33,583)

Net realized and unrealized gain (loss)	53	(586)	(1,354)	(25,121)

Net increase (decrease) In net assets resulting from operations	$127	$(570)	$(1,508)	$(22,752)

(A)	Rounds to less than $1
(B)	Advisory fees only apply to Stock Index.
(C)	Master Portfolio (“MP”) applies only to Stock Index.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

Money Market	High Quality Bond	Inflation-Protected Securities
December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(3)	$(3)	$2,144	$2,943	$3,642	$2,225
Net realized gain allocated from Series Portfolios/MP(A)	3	3	100	910	5,987	5,345
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	—	(B)	—	(395)	392	4,042	(264)

Net increase in net assets resulting from operations	—	—	1,849	4,245	13,671	7,306

Distributions to shareholders:
Net investment income	—	—	(2,260)	(3,056)	(3,646)	(2,132)
Net realized gains from investment transactions	—	—	—	—	(800)	(352)

Total distributions to shareholders	—	—	(2,260)	(3,056)	(4,446)	(2,484)

Capital share transactions:
Proceeds from shares sold	701,091	973,086	29,515	33,001	45,696	29,366
Distributions reinvested	—	—	2,260	3,056	4,446	2,484
Cost of shares redeemed	(781,700)	(966,788)	(43,182)	(51,549)	(65,220)	(60,603)

Net increase (decrease) in net assets resulting from capital share transactions	(80,609)	6,298	(11,407)	(15,492)	(15,078)	(28,753)

Net increase (decrease) in net assets	(80,609)	6,298	(11,818)	(14,303)	(5,853)	(23,931)

Net Assets:
Beginning of year	465,828	459,530	100,276	114,579	114,574	138,505

End of year	$385,219	$465,828	$88,458	$100,276	$108,721	$114,574

Undistributed (accumulated) net investment income (loss)	$—	$—	$169	$37	$63	$(5)

Share activity:
Shares issued	69,667	96,696	2,792	3,115	4,238	2,885
Shares issued-reinvested from distributions	—	—	214	289	413	244
Shares redeemed	(77,678)	(96,070)	(4,087)	(4,864)	(6,001)	(5,965)

Net increase (decrease) in shares outstanding	(8,011)	626	(1,081)	(1,460)	(1,350)	(2,836)

Core Bond	High Yield Bond	Balanced
December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income	$15,749	$17,412	$19,886	$19,034	$110	$293
Net realized gain allocated from Series Portfolios/MP(A)	12,725	12,808	3,441	7,434	307	173
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(908)	10,449	(12,378)	5,310	(223)	1,194

Net increase in net assets resulting from operations	27,566	40,669	10,949	31,778	194	1,660

Distributions to shareholders:
Net investment income	(13,176)	(21,923)	(19,551)	(19,381)	(98)	(306)
Net realized gains from investment transactions	(826)	—	—	—	—	—

Total distributions to shareholders	(14,002)	(21,923)	(19,551)	(19,381)	(98)	(306)

Capital share transactions:
Proceeds from shares sold	163,887	130,727	94,635	72,340	472	1,763
Distributions reinvested	14,002	21,923	19,551	19,381	98	306
Cost of shares redeemed	(179,914)	(236,676)	(85,976)	(82,238)	(1,345)	(15,124)

Net increase (decrease) in net assets resulting from capital share transactions	(2,025)	(84,026)	28,210	9,483	(775)	(13,055)

Net increase (decrease) in net assets	11,539	(65,280)	19,608	21,880	(679)	(11,701)

Net Assets:
Beginning of year	469,473	534,753	236,673	214,793	6,039	17,740

End of year	$481,012	$469,473	$256,281	$236,673	$5,360	$6,039

Undistributed (accumulated) net investment income (loss)	$2,243	$656	$355	$19	$4	$(11)

Share activity:
Shares issued	14,991	12,087	10,829	8,502	53	213
Shares issued-reinvested from distributions	1,283	2,031	2,287	2,295	11	36
Shares redeemed	(16,447)	(21,834)	(9,927)	(9,707)	(148)	(1,776)

Net increase (decrease) in shares outstanding	(173)	(7,716)	3,189	1,090	(84)	(1,527)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

(all amounts in thousands)

	Large Value		Stock Index		Large Core
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,902	$3,136	$16,544	$14,072	$83	$150
Net realized gain (loss) allocated from Series Portfolios/MP(A)	10,035	24,953	(10,942)	(38,691)	629	461
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(7,954)	(3,928)	8,555	138,626	(413)	665

Net increase in net assets resulting from operations	3,983	24,161	14,157	114,007	299	1,276

Distributions to shareholders:
Net investment income	(1,800)	(3,228)	(12,759)	(13,457)	(77)	(156)

Total distributions to shareholders	(1,800)	(3,228)	(12,759)	(13,457)	(77)	(156)

Capital share transactions:
Proceeds from shares sold	18,627	23,293	240,869	227,647	926	1,646
Distributions reinvested	1,800	3,228	12,759	13,457	77	156
Cost of shares redeemed	(76,268)	(231,447)	(277,317)	(248,534)	(4,804)	(16,349)

Net decrease in net assets resulting from capital share transactions	(55,841)	(204,926)	(23,689)	(7,430)	(3,801)	(14,547)

Net increase (decrease) in net assets	(53,658)	(183,993)	(22,291)	93,120	(3,579)	(13,427)

Net Assets:
Beginning of year	168,865	352,858	875,040	781,920	8,907	22,334

End of year	$115,207	$168,865	$852,749	$875,040	$5,328	$8,907

Undistributed net investment income	$102	$—	$4,296	$686	$6	$—

Share activity:
Shares issued	2,145	3,000	28,302	29,762	225	443
Shares issued-reinvested from distributions	210	407	1,525	1,735	19	41
Shares redeemed	(8,687)	(30,029)	(32,878)	(32,429)	(1,143)	(4,314)

Net decrease in shares outstanding	(6,332)	(26,622)	(3,051)	(932)	(899)	(3,830)

	Large Growth		Mid Value		Mid Growth
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$231	$958	$2,861	$2,783	$(274)	$(311)
Net realized gain allocated from Series Portfolios/MP(A)	24,444	34,875	28,019	23,170	6,742	9,665
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(28,462)	5,716	(38,047)	31,500	(9,993)	3,923

Net increase (decrease) in net assets resulting from operations	(3,787)	41,549	(7,167)	57,453	(3,525)	13,277

Distributions to shareholders:
Net investment income	(215)	(950)	(2,707)	(2,934)	—	—

Total distributions to shareholders	(215)	(950)	(2,707)	(2,934)	—	—

Capital share transactions:
Proceeds from shares sold	39,796	36,752	80,908	74,818	15,133	10,906
Distributions reinvested	215	950	2,707	2,934	—	—
Cost of shares redeemed	(94,113)	(219,862)	(113,253)	(91,527)	(26,222)	(33,409)

Net decrease in net assets resulting from capital share transactions	(54,102)	(182,160)	(29,638)	(13,775)	(11,089)	(22,503)

Net increase (decrease) in net assets	(58,104)	(141,561)	(39,512)	40,744	(14,614)	(9,226)

Net Assets:
Beginning of year	285,634	427,195	329,837	289,093	57,422	66,648

End of year	$227,530	$285,634	$290,325	$329,837	$42,808	$57,422

Undistributed net investment income	$13	$4	$154	$—	$—	$—

Share activity:
Shares issued	5,807	6,127	5,585	5,868	1,161	997
Shares issued-reinvested from distributions	32	156	193	223	—	—
Shares redeemed	(13,672)	(37,181)	(7,842)	(7,251)	(2,037)	(3,202)

Net decrease in shares outstanding	(7,833)	(30,898)	(2,064)	(1,160)	(876)	(2,205)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

(all amounts in thousands)

	Small Value		Small Core		Small Growth
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$74	$176	$16	$55	$(154)	$(236)
Net realized gain allocated from Series Portfolios/MP(A	1,792	3,781	4,529	5,509	3,585	5,427
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(1,739)	2,286	(5,115)	4,630	(4,939)	2,234

Net increase (decrease) in net assets resulting from operations	127	6,243	(570)	10,194	(1,508)	7,425

Distributions to shareholders:
Net investment income	(56)	(209)	(64)	(22)	—	—

Total distributions to shareholders	(56)	(209)	(64)	(22)	—	—

Capital share transactions:
Proceeds from shares sold	1,875	1,786	4,760	4,834	5,559	2,746
Distributions reinvested	56	209	64	22	—	—
Cost of shares redeemed	(15,799)	(24,190)	(10,466)	(31,337)	(15,033)	(27,634)

Net decrease in net assets resulting from capital share transactions	(13,868)	(22,195)	(5,642)	(26,481)	(9,474)	(24,888)

Net decrease in net assets	(13,797)	(16,161)	(6,276)	(16,309)	(10,982)	(17,463)

Net Assets:
Beginning of year	28,811	44,972	36,359	52,668	30,335	47,798

End of year	$15,014	$28,811	$30,083	$36,359	$19,353	$30,335

Undistributed (accumulated) net investment income (loss)	$32	$(1)	$(10)	$28	$—	$—

Share activity:
Shares issued	141	151	477	569	426	233
Shares issued-reinvested from distributions	4	16	6	3	—	—
Shares redeemed	(1,173)	(2,092)	(1,025)	(3,732)	(1,126)	(2,391)

Net (decrease) in shares outstanding	(1,028)	(1,925)	(542)	(3,160)	(700)	(2,158)

	International Equity
	December 31, 2011	December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income	$2,369	$2,611
Net realized gain allocated from Series Portfolios/MP(A)	8,462	17,325
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(33,583)	3,412

Net increase (decrease) in net assets resulting from operations	(22,752)	23,348

Distributions to shareholders:
Net investment income	(1,468)	(2,589)

Total distributions to shareholders	(1,468)	(2,589)

Capital share transactions:
Proceeds from shares sold	29,176	26,901
Distributions reinvested	1,468	2,589
Cost of shares redeemed	(71,544)	(164,214)

Net decrease in net assets resulting from capital share transactions	(40,900)	(134,724)

Net decrease in net assets	(65,120)	(113,965)

Net Assets:
Beginning of year	202,389	316,354

End of year	$137,269	$202,389

Undistributed net investment income	$1,279	$559

Share activity:
Shares issued	4,442	4,376
Shares issued-reinvested from distributions	223	433
Shares redeemed	(10,728)	(27,410)

Net decrease in shares outstanding	(6,063)	(22,601)

(A)	Master Portfolio (“MP”) applies only to Stock Index.
(B)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Money Market December 31, 2009		December 31, 2008	December 31, 2007

Net asset value
Beginning of year	$10.06		$10.06		$10.06		$10.07	$10.04

Investment operations(A)
Net Investment income(B)	—	(C)	—	(C)	0.02		0.22	0.49
Net realized and unrealized (loss) on investments	—	(C)	—	(C)	—	(C)	(0.01)	—

Total from investment operations	—	(C)	—		0.02		0.21	0.49

Distributions
Net investment income	—		—		(0.02)		(0.21)	(0.46)
Return of capital	—		—		—		(0.01)	—

Total distributions	—		—		(0.02)		(0.22)	(0.46)

Net asset value
End of year	$10.06		$10.06		$10.06		$10.06	$10.07

Total return	—	%(D)	—	%(D)	0.21%		2.21%	4.93%

Net assets end of year (000’s)	$385,219		$465,828		$459,530		$555,081	$399,184

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.24	%(E)	0.30	%(E)	0.43	%(E)	0.50%	0.50%
Before reimbursement	0.61%		0.60%		0.62%		0.60%	0.60%
Net investment income to average net assets	—	%(D)	—	%(D)	0.22%		2.18%	4.79%

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		High Quality Bond December 31, 2009		December 31, 2008	December 31, 2007

Net asset value
Beginning of year	$10.56		$10.46		$9.92		$10.35	$10.28

Investment operations(A)
Net Investment income(B)	0.23		0.29		0.37		0.41	0.43
Net realized and unrealized gain (loss) on investments	(0.04)		0.12		0.56		(0.38)	0.08

Total from investment operations	0.19		0.41		0.93		0.03	0.51

Distributions
Net investment income	(0.24)		(0.31)		(0.39)		(0.46)	(0.44)

Total distributions	(0.24)		(0.31)		(0.39)		(0.46)	(0.44)

Net asset value
End of year	$10.51		$10.56		$10.46		$9.92	$10.35

Total return	1.84%		3.94%		9.51%		0.24%	5.03%

Net assets end of year (000’s)	$88,458		$100,276		$114,579		$127,387	$251,089

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.65%		0.65%		0.65%		0.65%	0.65%
Before reimbursement	0.74%		0.72%		0.76%		0.73%	0.71%
Net investment income to average net assets	2.16%		2.73%		3.50%		3.99%	4.10%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Inflation-Protected Securities
For a share outstanding throughout each period	December 31, 2011	December 31, 2010		December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$10.28	$9.91		$9.10		$9.83		$9.41

Investment operations(A)
Net Investment income(B)	0.33	0.18		0.08		0.46		0.47
Net realized and unrealized gain (loss) on investments	0.89	0.40		0.81		(0.67)		0.43

Total from investment operations	1.22	0.58		0.89		(0.21)		0.90

Distributions
Net investment income	(0.33)	(0.18)		(0.07)		(0.44)		(0.48)
Net realized gains on investments	(0.07)	(0.03)		—		—		—
Return of capital	—	—		(0.01)		(0.08)		—

Total distributions	(0.40)	(0.21)		(0.08)		(0.52)		(0.48)

Net asset value
End of year	$11.10	$10.28		$9.91		$9.10		$9.83

Total return	12.05%	5.91%		9.81%		(2.36%)		9.89%

Net assets end of year (000’s)	$108,721	$114,574		$138,505		$160,746		$40,367

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.65%	0.65	%(F)	0.65	%(F)	0.65	%(F)	0.65	%(F)
Before reimbursement	0.75%	0.72%		0.76%		0.73%		0.86%
Net investment income to average net assets	3.06%	1.78%		0.72%		4.68%		4.96%

For a share outstanding throughout each period	December 31, 2011	December 31, 2010		Core Bond December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$10.77	$10.42		$9.70		$10.55		$10.34

Investment operations(A)
Net Investment income(B)	0.36	0.37		0.42		0.50		0.47
Net realized and unrealized gain (loss) on investments	0.27	0.46		0.77		(0.71)		0.17

Total from investment operations	0.63	0.83		1.19		(0.21)		0.64

Distributions
Net investment income	(0.30)	(0.48)		(0.47)		(0.64)		(0.43)
Net realized gains on investments	(0.02)	—		—		—		—

Total distributions	(0.32)	(0.48)		(0.47)		(0.64)		(0.43)

Net asset value
End of year	$11.08	$10.77		$10.42		$9.70		$10.55

Total return	5.94%	8.02%		12.55%		(2.11%)		6.38%

Net assets end of year (000’s)	$481,012	$469,473		$534,753		$566,023		$733,525

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.65%	0.65%		0.65	%(F)	0.65%		0.65%
Before reimbursement	0.72%	0.71%		0.73%		0.70%		0.70%
Net investment income to average net assets	3.28%	3.40%		4.20%		4.85%		4.54%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		High Yield Bond December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$8.70		$8.22		$5.79		$9.00		$9.58

Investment operations(A)
Net Investment income(B)	0.68		0.73		0.71		0.75		0.74
Net realized and unrealized gain (loss) on investments	(0.29)		0.50		2.43		(3.25)		(0.57)

Total from investment operations	0.39		1.23		3.14		(2.50)		0.17

Distributions
Net investment income	(0.66)		(0.75)		(0.71)		(0.71)		(0.71)
Net realized gains on investments	—		—		—		—		(0.03)
Return of capital	—		—		—		—		(0.01)

Total distributions	(0.66)		(0.75)		(0.71)		(0.71)		(0.75)

Net asset value
End of year	$8.43		$8.70		$8.22		$5.79		$9.00

Total return	4.63%		15.58%		56.54%		(29.13%)		1.77%

Net assets end of year (000’s)	$256,281		$236,673		$214,793		$155,187		$142,025

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.85%		0.85%		0.85	%(F)	0.85%		0.85%
Before reimbursement	0.92%		0.91%		0.95%		0.93%		0.93%
Net investment income to average net assets	7.77%		8.59%		9.87%		9.44%		7.73%

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Balanced December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$8.92		$8.05		$6.82		$9.72		$10.22

Investment operations(A)
Net Investment income(B)	0.18		0.19		0.20		0.27		0.28
Net realized and unrealized gain (loss) on investments	0.11		0.90		1.33		(2.85)		(0.11)

Total from investment operations	0.29		1.09		1.53		(2.58)		0.17

Distributions
Net investment income	(0.17)		(0.22)		(0.23)		(0.30)		(0.27)
Net realized gains on investments	—		—		—		(0.02)		(0.40)
Return of capital	—		—		(0.07)		—	(C)	—

Total distributions	(0.17)		(0.22)		(0.30)		(0.32)		(0.67)

Net asset value
End of year	$9.04		$8.92		$8.05		$6.82		$9.72

Total return	3.24%		13.69%		23.07%		(26.94%)		1.62%

Net assets end of year (000’s)	$5,360		$6,039		$17,740		$39,001		$86,381

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.75	%(F)	0.75	%(F)	0.75	%(F)	0.75	%(F)	0.75	%(F)
Before reimbursement	1.66%		1.13%		1.05%		0.92%		0.89%
Net investment income to average net assets	2.01%		2.25%		2.80%		3.18%		2.63%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Large Value December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$8.58		$7.62		$6.72		$12.13		$13.26

Investment operations(A)
Net Investment income(B)	0.12		0.11		0.14		0.22		0.19
Net realized and unrealized gain (loss) on investments	0.05		0.97		0.92		(5.41)		(0.45)

Total from investment operations	0.17		1.08		1.06		(5.19)		(0.26)

Distributions
Net investment income	(0.12)		(0.12)		(0.14)		(0.22)		(0.19)
Net realized gains on investments	—		—		—		—		(0.58)
Return of capital	—		—		(0.02)		—		(0.10)

Total distributions	(0.12)		(0.12)		(0.16)		(0.22)		(0.87)

Net asset value
End of year	$8.63		$8.58		$7.62		$6.72		$12.13

Total return	2.02%		14.36%		16.20%		(43.20%)		(2.00%)
Net assets end of year (000’s)	$115,207		$168,865		$352,858		$492,348		$1,045,064

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.75%		0.75%		0.75%		0.75	%(F)	0.75	%(F)
Before reimbursement	0.81%		0.80%		0.83%		0.81%		0.80%
Net investment income to average net assets	1.41%		1.41%		1.99%		2.26%		1.42%

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Stock Index December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$8.41		$7.45		$6.02		$9.79		$9.47

Investment operations(A)
Net Investment income(B)	0.16		0.13		0.13		0.17		0.17
Net realized and unrealized gain (loss) on investments	(0.01)		0.96		1.44		(3.77)		0.32

Total from investment operations	0.15		1.09		1.57		(3.60)		0.49

Distributions
Net investment income	(0.12)		(0.13)		(0.14)		(0.17)		(0.17)
Return of capital	—		—		—	( C)	—		—	(C)

Total distributions	(0.12)		(0.13)		(0.14)		(0.17)		(0.17)

Net asset value
End of year	$8.44		$8.41		$7.45		$6.02		$9.79

Total return	1.80%		14.77%		26.45%		(37.16%)		5.18%

Net assets end of year (000’s)	$852,749		$875,040		$781,920		$615,426		$1,033,842

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.30	%(F)	0.30	%(F)	0.30%		0.30	%(F)	0.30	%(F)
Before reimbursement	0.38%		0.37%		0.40%		0.38%		0.37%
Net investment income to average net assets	1.83%		1.77%		2.10%		2.07%		1.72%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	December 31, 2011	December 31, 2010	Large Core December 31, 2009	December 31, 2008	December 31, 2007

Net asset value
Beginning of year	$4.09	$3.72	$3.07	$6.93	$6.99

Investment operations(A)
Net Investment income(B)	0.05	0.05	0.04	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.09	0.37	0.66	(2.17)	0.06

Total from investment operations	0.14	0.42	0.70	(2.11)	0.12

Distributions
Net investment income	(0.05)	(0.05)	(0.04)	(0.12)	(0.06)
Net realized gains on investments	—	—	—	(1.63)	(0.12)
Return of capital	—	—	(0.01)	—	—

Total distributions	(0.05)	(0.05)	(0.05)	(1.75)	(0.18)

Net asset value
End of year	$4.18	$4.09	$3.72	$3.07	$6.93

Total return	3.34%	11.45%	23.14%	(36.88%)	1.78%

Net assets end of year (000’s)	$5,328	$8,907	$22,334	$31,812	$225,845

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.90%	0.90%	0.90%	0.90%	0.90	%(F)
Before reimbursement	1.47%	1.14%	1.12%	1.05%	0.97%
Net investment income to average net assets	1.08%	1.20%	1.28%	1.04%	0.82%

For a share outstanding throughout each period	December 31, 2011	December 31, 2010	Large Growth December 31, 2009	December 31, 2008	December 31, 2007

Net asset value
Beginning of year	$6.79	$5.85	$4.37	$7.34	$7.39

Investment operations(A)
Net Investment income(B)	0.01	0.02	0.04	0.04	0.03
Net realized and unrealized gain (loss) on investments	(0.15)	0.94	1.48	(2.97)	0.84

Total from investment operations	(0.14)	0.96	1.52	(2.93)	0.87

Distributions
Net investment income	(0.01)	(0.02)	(0.04)	(0.04)	(0.03)
Net realized gains on investments	—	—	—	—	(C)	(0.89)
Return of capital	—	—	—	(C)	—	—

Total distributions	(0.01)	(0.02)	(0.04)	(0.04)	(0.92)

Net asset value
End of year	$6.64	$6.79	$5.85	$4.37	$7.34

Total return	(2.12%)	16.44%	35.06%	(40.04%)	11.93%

Net assets end of year (000’s)	$227,530	$285,634	$427,195	$434,416	$941,948

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.90%	0.90	%(F)	0.90	%(F)	0.90%	0.90	%(F)
Before reimbursement	0.98%	0.98%	0.99%	0.97%	0.97%
Net investment income to average net assets	0.09%	0.32%	0.73%	0.67%	0.36%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Mid Value December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$14.42		$12.03		$9.20		$15.08		$16.29

Investment operations(A)
Net Investment income(B)	0.13		0.12		0.12		0.19		0.20
Net realized and unrealized gain (loss) on investments	(0.47)		2.40		2.85		(5.86)		0.19

Total from investment operations	(0.34)		2.52		2.97		(5.67)		0.39

Distributions
Net investment income	(0.12)		(0.13)		(0.13)		(0.18)		(0.18)
Net realized gains on investments	—		—		—		(0.03)		(1.42)
Return of capital	—		—		(0.01)		—	(C)	—

Total distributions	(0.12)		(0.13)		(0.14)		(0.21)		(1.60)

Net asset value
End of year	$13.96		$14.42		$12.03		$9.20		$15.08

Total return	(2.34%)		21.03%		32.56%		(37.87%)		2.45%

Net assets end of year (000’s)	$290,325		$329,837		$289,093		$227,223		$299,189

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.90%		0.90%		0.90	%(F)	0.90%		0.90	%(F)
Before reimbursement	1.03%		1.02%		1.05%		1.04%		1.04%
Net investment income to average net assets	0.89%		0.94%		1.24%		1.51%		1.18%

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Mid Growth December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$12.95		$10.04		$8.00		$13.78		$12.22

Investment operations(A)
Net Investment loss(B)	(0.07)		(0.06)		(0.04)		(0.02)		(0.06)
Net realized and unrealized gain loss on investments	(0.84)		2.97		2.08		(5.70)		3.70

Total from investment operations	(0.91)		2.91		2.04		(5.72)		3.64

Distributions
Net realized gains on investments	—		—		—		(0.06)		(2.08)
Return of capital	—		—		—		—	(C)	—

Total distributions	—		—		—		(0.06)		(2.08)

Net asset value
End of year	$12.04		$12.95		$10.04		$8.00		$13.78

Total return	(7.03%)		28.98%		25.50%		(41.68%)		30.11%

Net assets end of year (000’s)	$42,808		$57,422		$66,648		$69,816		$84,873

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0.95	% (F)	0.95	% (F)	0.95	%(F)	0.95	%(F)	0.95	%(F)
Before reimbursement	1.15%		1.12%		1.16%		1.12%		1.13%
Net investment loss to average net assets	(0.53%)		(0.56%)		(0.44%)		(0.22%)		(0.43%)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Small Value December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$13.53		$11.09		$9.41		$13.10		$15.35

Investment operations(A)
Net Investment income(B)	0.05		0.06		0.10		0.20		0.17
Net realized and unrealized gain (loss) on investments	0.10		2.47		1.70		(3.68)		(1.37)

Total from investment operations	0.15		2.53		1.80		(3.48)		(1.20)

Distributions
Net investment income	(0.04)		(0.09)		(0.10)		(0.19)		(0.17)
Net realized gains on investments	—		—		—		—		(0.88)
Return of capital	—		—		(0.02)		(0.02)		—	(C)

Total distributions	(0.04)		(0.09)		(0.12)		(0.21)		(1.05)

Net asset value
End of year	$13.64		$13.53		$11.09		$9.41		$13.10

Total return	1.11%		22.86%		19.39%		(26.80%)		(7.96%)

Net assets end of year (000’s)	$15,014		$28,811		$44,972		$56,801		$38,828

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.10	%(F)	1.10	%(F)	1.10	%(F)	1.10	%(F)	1.10	%(F)
Before reimbursement	1.40%		1.31%		1.29%		1.25%		1.30%
Net investment income to average net assets	0.37%		0.52%		1.02%		1.73%		1.09%

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Small Core December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$10.08		$7.78		$6.17		$9.75		$11.31

Investment operations(A)
Net Investment income(B)	0.01		0.01		0.04		0.06		0.04
Net realized and unrealized gain (loss) on investments	(0.26)		2.30		1.63		(3.58)		(0.57)

Total from investment operations	(0.25)		2.31		1.67		(3.52)		(0.53)

Distributions
Net investment income	(0.02)		(0.01)		(0.03)		(0.06)		(0.03)
Net realized gains on investments	—		—		—		—		(0.98)
Return of capital	—		—		(0.03)		—	(C)	(0.02)

Total distributions	(0.02)		(0.01)		(0.06)		(0.06)		(1.03)

Net asset value
End of year	$9.81		$10.08		$7.78		$6.17		$9.75

Total return	(2.47%)		29.65%		27.17%		(36.21%)		(4.73%)

Net assets end of year (000’s)	$30,083		$36,359		$52,668		$83,856		$294,897

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.10%		1.10	%(F)	1.10	%(F)	1.10	%(F)	1.10	%(F)
Before reimbursement	1.28%		1.23%		1.27%		1.20%		1.18%
Net investment income to average net assets	0.05%		0.15%		0.42%		0.67%		0.32%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		Small Growth December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$13.71		$10.94		$8.25		$13.32		$13.13

Investment operations(A)
Net Investment loss(B)	(0.08)		(0.08)		(0.06)		(0.05)		(0.09)
Net realized and unrealized gain (loss) on investments	(0.84)		2.85		2.75		(5.02)		1.19

Total from investment operations	(0.92)		2.77		2.69		(5.07)		1.10

Distributions
Net realized gains on investments	—		—		—		—		(0.91)

Total distributions	—		—		—		—		(0.91)

Net asset value
End of year	$12.79		$13.71		$10.94		$8.25		$13.32

Total return	(6.71%)		25.32%		32.61%		(38.06%)		8.34%

Net assets end of year (000’s)	$19,353		$30,335		$47,798		$53,973		$36,535

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.15	%(F)	1.15	%(F)	1.15	%(F)	1.15	%(F)	1.15	%(F)
Before reimbursement	1.43%		1.34%		1.35%		1.31%		1.37%
Net investment loss to average net assets	(0.63%)		(0.66%)		(0.63%)		(0.43%)		(0.67%)

For a share outstanding throughout each period	December 31, 2011		December 31, 2010		International Equity December 31, 2009		December 31, 2008		December 31, 2007

Net asset value
Beginning of year	$6.88		$6.08		$4.87		$10.01		$10.33

Investment operations(A)
Net Investment income(B)	0.09		0.07		0.06		0.19		0.22
Net realized and unrealized gain (loss) on investments	(1.03)		0.81		1.21		(5.14)		0.91

Total from investment operations	(0.94)		0.88		1.27		(4.95)		1.13

Distributions
Net investment income	(0.06)		(0.08)		—		(0.19)		(0.20)
Net realized gains on investments	—		—		—		—	(C)	(1.25)
Return of capital	—		—		(0.06)		—	(C)	—

Total distributions	(0.06)		(0.08)		(0.06)		(0.19)		(1.45)

Net asset value
End of year	$5.88		$6.88		$6.08		$4.87		$10.01

Total return	(13.78%)		14.60%		26.34%		(50.12%)		11.35%

Net assets end of year (000’s)	$137,269		$202,389		$316,354		$396,066		$779,429

Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.15%		1.13%		1.15%		1.15%		1.15	%(F)
Before reimbursement	1.15%		1.13%		1.19%		1.17%		1.19%
Net investment income to average net assets	1.36%		1.16%		1.12%		2.48%		1.95%

(A)	The per share amounts and percentages include the fund’s proportionate share of income and expenses of the Series Portfolio. In the case of Stock Index, of the Master Portfolio (MP).
(B)	Calculation is based on average number of shares outstanding.
(C)	Rounds to less than $(0.01) or $0.01.
(D)	Rounds to less than (0.01%) or 0.01%.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive or reimburse fees in order to avoid a negative yield. Refer to the notes to the financial statements for details.
(F)	Includes reimbursement or waiver of fees at the underlying Series Portfolio level. In the case of the Stock Index, at the underlying MP level.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Funds Group II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-one different series that are separate investment funds. Sixteen of the series are doing business as Transamerica Partners Institutional Funds Group, which are diversified open-end management companies as defined by the 1940 Act, and are represented herein as follows: Transamerica Partners Institutional Money Market (“Money Market”), Transamerica Partners Institutional High Quality Bond (“High Quality Bond”), Transamerica Partners Institutional Inflation-Protected Securities (“Inflation-Protected Securities”), Transamerica Partners Institutional Core Bond (“Core Bond”), Transamerica Partners Institutional High Yield Bond (“High Yield Bond”), Transamerica Partners Institutional Balanced (“Balanced”), Transamerica Partners Institutional Large Value (“Large Value”), Transamerica Partners Institutional Stock Index (“Stock Index”), Transamerica Partners Institutional Large Core (“Large Core”), Transamerica Partners Institutional Large Growth (“Large Growth”), Transamerica Partners Institutional Mid Value (“Mid Value”), Transamerica Partners Institutional Mid Growth (“Mid Growth”), Transamerica Partners Institutional Small Value (“Small Value”), Transamerica Partners Institutional Small Core (“Small Core”), Transamerica Partners Institutional Small Growth (“Small Growth”), and Transamerica Partners Institutional International Equity (“International Equity”) (individually, a “Fund” and collectively, the “Funds”). Each Fund, with the exception of Stock Index, invests all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). Stock Index invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio” or “MP”).

The financial statements of the Series Portfolio and the MP, including the Schedules of Investments, accompany this report and should be read in conjunction with the Funds’ financial statements. Additionally, since the Funds invest solely in the Series Portfolio or the MP, the portfolio turnover is noted on the financial highlights of the Series Portfolio and the MP.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Investment valuations: The value of each Fund’s investments in the Series Portfolio/MP, as noted on the Statements of Assets and Liabilities, is a corresponding series of the Series Portfolio or the MP and reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or the MP.

The valuation policy of the underlying securities held by the Series Portfolio is discussed in the Series Portfolio’s Notes to Financial Statements, which accompany this report.

The valuation policy of the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Investment income and security transactions: Each Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the corresponding series of the Series Portfolio or the MP. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio or the MP are allocated pro rata among the investors and recorded by the Funds on a daily basis.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each of the Funds. Expenses attributable to a Fund are charged to that Fund.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS and TCI. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated funds, for which they receive fees.

The following schedule reflects each Fund’s percentage of interest in the Series Portfolio/MP at December 31, 2011.

Fund	% of Interest in Series Portfolio/MP
Money Market	42.15%
High Quality Bond	20.77
Inflation-Protected Securities	32.63
Core Bond	31.09
High Yield Bond	36.03
Balanced	5.16
Large Value	13.53
Stock Index	41.75
Large Core	2.27
Large Growth	22.76
Mid Value	40.30
Mid Growth	21.15
Small Value	15.33
Small Core	10.21
Small Growth	18.69
International Equity	20.66

The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at December 31, 2011.

Money Market	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$64	0.02%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	58	0.02
Transamerica Institutional Asset Allocation - Intermediate Horizon	315	0.08
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	219	0.06
Transamerica Institutional Asset Allocation - Long Horizon	98	0.03

Total	$754	0.21%

High Quality Bond	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$5,181	5.86%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	3,891	4.40
Transamerica Institutional Asset Allocation - Intermediate Horizon	12,814	14.49
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	2,216	2.51
Transamerica Institutional Asset Allocation - Long Horizon	241	0.27

Total	$24,343	27.53%

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Inflation-Protected Securities	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$5,341	4.91%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	4,122	3.79
Transamerica Institutional Asset Allocation - Intermediate Horizon	18,579	17.09
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	9,420	8.66
Transamerica Institutional Asset Allocation - Long Horizon	1,636	1.50

Total	$39,098	35.95%

Core Bond	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$14,969	3.11%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	9,834	2.04
Transamerica Institutional Asset Allocation - Intermediate Horizon	37,756	7.85
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	16,608	3.45
Transamerica Institutional Asset Allocation - Long Horizon	1,979	0.41

Total	$81,146	16.86%

High Yield Bond	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$3,285	1.28%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2,448	0.96
Transamerica Institutional Asset Allocation - Intermediate Horizon	10,069	3.93
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	4,584	1.79
Transamerica Institutional Asset Allocation - Long Horizon	984	0.38

Total	$21,370	8.34%

Large Value	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$940	0.82%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2,496	2.17
Transamerica Institutional Asset Allocation - Intermediate Horizon	20,260	17.59
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	17,935	15.57
Transamerica Institutional Asset Allocation - Long Horizon	9,796	8.50

Total	$51,427	44.65%

Large Growth	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$916	0.40%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2,488	1.09
Transamerica Institutional Asset Allocation - Intermediate Horizon	21,085	9.27
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	20,102	8.83
Transamerica Institutional Asset Allocation - Long Horizon	11,071	4.87

Total	$55,662	24.46%

Mid Value	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	$562	0.19%
Transamerica Institutional Asset Allocation - Intermediate Horizon	4,940	1.70
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	5,190	1.79
Transamerica Institutional Asset Allocation - Long Horizon	3,169	1.09

Total	$13,861	4.77%

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Mid Growth	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	$558	1.30%
Transamerica Institutional Asset Allocation - Intermediate Horizon	4,558	10.65
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	5,145	12.02
Transamerica Institutional Asset Allocation - Long Horizon	3,126	7.30

Total	$13,387	31.27%

Small Value	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Intermediate Horizon	$5,140	34.23%
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	5,274	35.13
Transamerica Institutional Asset Allocation - Long Horizon	3,248	21.63

Total	$13,662	90.99%

Small Core	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$684	2.27%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	575	1.91

Total	$1,259	4.18%

Small Growth	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Intermediate Horizon	$4,637	23.96%
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	5,182	26.78
Transamerica Institutional Asset Allocation - Long Horizon	3,126	16.15

Total	$12,945	66.89%

International Equity	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$620	0.45%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	1,934	1.41
Transamerica Institutional Asset Allocation - Intermediate Horizon	17,406	12.68
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	17,631	12.84
Transamerica Institutional Asset Allocation - Long Horizon	10,412	7.59

Total	$48,003	34.97%

Investment advisory fees: Pursuant to the Investment Advisory Agreement and subject to further policies as the Board of Trustees may determine, TAM provides general investment advice to each Fund. As compensation for the services performed by TAM, each Fund pays TAM a fee, accrued daily and payable monthly, at an annual rate set forth in the Series Portfolio’s Notes to Financial Statements, which accompany this report. However, if a Fund invests all or substantially all of its assets in a single registered investment company, the annual fee shall be reduced by the aggregate management fees allocated to that Fund for that Fund’s then-current fiscal year from such other registered investment company. Currently, each Fund, other than Stock Index, invests all of its assets in the Series Portfolio, and the fees payable to TAM under the Investment Advisory Agreement are reduced completely by the aggregate management fees allocated to the Fund by the Series Portfolio. TAM received a fee from Stock Index at an annual rate of 0.10% of the Fund’s average daily net assets, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by MP of 0.05%. For all Funds, excluding Stock Index, the investment advisory fees are included in the Statements of Operations; located within Net investment income (loss) allocated from Series Portfolio, within Expenses (net of reimbursement). For Stock Index, the investment advisory fees are included in the Statements of Operations; located within Administration/Advisory fees.

TAM has contractually agreed to reimburse expenses of each Fund, to limit expenses to a rate equal to the percentage specified in the following table of the corresponding Fund’s average daily net assets, including the expenses of the Series Portfolio/MP, excluding interest expense, brokerage commissions, and certain extraordinary expenses.

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Fund	Expense Cap
Money Market	0.50%
High Quality Bond	0.65
Inflation-Protected Securities	0.65
Core Bond	0.65
High Yield Bond	0.85
Balanced	0.75
Large Value	0.75
Stock Index	0.30
Large Core	0.90
Large Growth	0.90
Mid Value	0.90
Mid Growth	0.95
Small Value	1.10
Small Core	1.10
Small Growth	1.15
International Equity	1.15

The expenses reimbursed are included in the Statements of Operations. Such fee waivers are not subject to recoupment by TAM in future years.

In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement is voluntary, can be discontinued at any time, and is subject in certain circumstances to recapture by TAM or its affiliates during the fiscal year in which it was waived. Such fee waivers are not subject to recoupment by TAM in future years.

There were no amounts recaptured during the year ended December 31, 2011. There is no guarantee that Money Market will be able to avoid a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the expenses reimbursed/waived. The amounts waived for the year ended December 31, 2011 and year ended December 31, 2010 were as follows:

Fund	2011 Amount Waived ($)	2011 Amount Waived (Basis Points)	2010 Amount Waived ($)	2010 Amount Waived (Basis Points)
Money Market	$1,152	26	$998	20

Administrative services and transfer agent fees: The Trust has entered into an Administrative Services Agreement and a Transfer Agency Agreement with TFS. For providing these services TFS receives a fee from the Funds (except Stock Index) at the annual rate of 0.05% of each Fund’s average daily net assets. The administrative fees and transfer agent fees are included in the Statements of Operations, located within Administration/Advisory fees.

Distribution and service fees: The Trust entered into a Principal Underwriting Agreement with TCI. Pursuant to Rule 12b-1 of the 1940 Act, TCI may receive a fee from each Fund at an annual rate of 0.25% of each Fund’s daily net assets in connection with the sale of shares in the Funds and to provide ongoing services to shareholders and to pay other marketing and advertising expenses. The distribution and service fees are included in the Statements of Operations, located within Distribution fees.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, or the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 3. FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statement of Operations The Funds identify their major tax jurisdictions as U.S. federal, the state of Florida, state of New York, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. As applicable, these reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)		Undistributed (accumulated) net realized gain (loss) from investment securities
Money Market	$(4)	$3		$1
High Quality Bond	210	248		(458)
Inflation-Protected Securities	(511)	72		439
Core Bond	5,244	(986)		(4,258)
High Yield Bond	215	1		(216)
Balanced	111	3		(114)
Large Value	(2,671)	—	(A)	2,671
Stock Index	(9,964)	(175)		10,139
Large Core	(354)	—	(A)	354
Large Growth	(3,328)	(7)		3,335
Mid Value	1,702	—	(A)	(1,702)
Mid Growth	(11)	274		(263)
Small Value	(311)	14		297
Small Core	(1,549)	10		1,539
Small Growth	(1,114)	154		960
International Equity	(3,125)	(181)		3,306

(A)	Rounds to less than $1.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund	Capital Loss Carryforwards	Available Through
Money Market	$211	December 31, 2016
High Quality Bond	506	December 31, 2014
High Quality Bond	585	December 31, 2015
High Quality Bond	277	December 31, 2017
High Quality Bond	356	Long-Term Indefinitely
High Yield Bond	3,435	December 31, 2016
High Yield Bond	7,671	December 31, 2017
Balanced	4,521	December 31, 2016
Balanced	5,408	December 31, 2017
Balanced	492	December 31, 2018
Large Value*	62,916	December 31, 2016
Large Value	247,951	December 31, 2017
Stock Index	719	December 31, 2012
Stock Index	1,126	December 31, 2013
Stock Index	1,369	December 31, 2014
Stock Index	26,811	December 31, 2016
Stock Index	18,479	December 31, 2017
Stock Index	19,458	December 31, 2018
Stock Index	3,832	Long-Term Indefinitely
Large Core	10,611	December 31, 2016
Large Core	5,374	December 31, 2017
Large Growth*	4,816	December 31, 2015
Large Growth*	63,752	December 31, 2016
Large Growth	45,514	December 31, 2017
Mid Value	44,780	December 31, 2017
Mid Growth	6,625	December 31, 2017
Small Value	1,611	December 31, 2016
Small Value	9,009	December 31, 2017
Small Core	30,704	December 31, 2016
Small Core	29,110	December 31, 2017
Small Growth	4,732	December 31, 2017
International Equity	109,231	December 31, 2016
International Equity	175,849	December 31, 2017

*	Capital loss carryovers on these funds may be limited under IRC Sec. 382

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

The capital loss carryforwards utilized, expired or written off during the year ended December 31, 2011 were as follows:

Fund	Capital Loss Carryforwards Utilized/Expired During the Year Ended December 31, 2011
Money Market	$4
High Yield Bond	3,200
Core Bond	3,283
Balanced	206
Large Value	12,656
Large Core	739
Stock Index	1,503
Large Growth	26,846
Mid Value	27,743
Mid Growth	6,644
Small Value	2,055
Small Core	5,126
Small Growth	4,482
International Equity	12,202
Funds not listed in the above table did not have capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 were as follows:

	2011 Distributions Paid From			2010 Distributions Paid From
	Ordinary income	Long-term Capital Gain	Return of Capital	Ordinary income	Long-term Capital Gain	Return of Capital
High Quality Bond	$2,260	$—	$—	$3,056	$—	$—
Inflation-Protected Securities	3,646	800	—	2,132	352	—
Core Bond	13,176	826	—	21,923	—	—
High Yield Bond	19,551	—	—	19,381	—	—
Balanced	98	—	—	306	—	—
Large Value	1,800	—	—	3,228	—	—
Stock Index	12,759	—	—	13,457	—	—
Large Core	77	—	—	156	—	—
Large Growth	215	—	—	950	—	—
Mid Value	2,707	—	—	2,934	—	—
Small Value	56	—	—	209	—	—
Small Core	64	—	—	22	—	—
International Equity	1,469	—	—	2,589	—	—

Funds not listed in the above table did not have distributions during 2011 and 2010.

The tax basis components of distributable earnings at December 31, 2011 are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Qualified Late-Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Money Market	$—	$—	$(211)	$—	$—	$—
High Quality Bond	168	—	(1,724)	—	—	2,436
Inflation-Protected Securities	3,232	2,408	—	—	(105)	6,564
Core Bond	2,982	2,400	—	—	—	1,254
High Yield Bond	355	—	(11,106)	—	—	(3,687)
Balanced	4	—	(10,421)	—	—	(8,938)
Large Value	102	—	(310,867)	—	—	(110,444)
Stock Index	4,128	—	(71,794)	—	—	82,701
Large Core	6	—	(15,985)	—	—	(22,099)
Large Growth	13	—	(114,082)	—	—	(51,589)
Mid Value	154	—	(44,780)	—	—	12,251
Mid Growth	—	—	(6,625)	—	—	(393)
Small Value	31	—	(10,620)	—	—	4,015
Small Core	—	—	(59,814)	—	—	(51,562)
Small Growth	—	—	(4,732)	—	—	1,143
International Equity	1,279	—	(285,080)	—	—	(36,812)

Transamerica Partners Institutional Funds Group	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Federal tax cost of investments: The net unrealized appreciation/depreciation of the Funds’ investment in the Series Portfolio/MP consists of an allocated portion of the Series Portfolio/MP unrealized appreciation/depreciation on a tax basis.

Fund Name	Market Value	Cost	Net Unrealized Appreciation (Depreciation)
Transamerica Partners Institutional Money Market	$419,626	$419,626	$—
Transamerica Partners Institutional High Quality Bond	95,169	126,919	(31,750)
Transamerica Partners Institutional Inflation-Protected Securities	116,991	118,962	(1,971)
Transamerica Partners Institutional Core Bond	493,957	250,711	243,246
Transamerica Partners Institutional High Yield Bond	262,723	277,433	(14,710)
Transamerica Partners Institutional Balanced	5,376	49,447	(44,071)
Transamerica Partners Institutional Large Value	118,738	136,232	(17,494)
Transamerica Partners Institutional Stock Index	880,259	851,440	28,819
Transamerica Partners Institutional Large Core	5,343	11,774	(6,431)
Transamerica Partners Institutional Large Growth	231,273	246,411	(15,138)
Transamerica Partners Institutional Mid Value	301,758	260,036	41,722
Transamerica Partners Institutional Mid Growth	43,694	51,226	(7,532)
Transamerica Partners Institutional Small Value	15,933	25,444	(9,511)
Transamerica Partners Institutional Small Core	30,230	46,428	(16,198)
Transamerica Partners Institutional Small Growth	20,210	32,734	(12,524)
Transamerica Partners Institutional International Equity	140,542	211,647	(71,105)

NOTE 4. SUBSEQUENT EVENTS

In January, a shareholder of Large Growth redeemed $104,508, or approximately 42.74% of Large Growth’s net assets. The shareholder redemption, however material to Large Growth, was not material to the Series Portfolio, and did not require the Series Portfolio to sell an extraordinary amount of securities to fulfill the redemption.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of Transamerica Partners Funds Group II:

We have audited the accompanying statements of assets and liabilities of Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund, Stock Index Fund, Large Core Fund, Large Growth Fund, Mid Value Fund, Mid Growth Fund, Small Value Fund, Small Core Fund, Small Growth Fund and International Equity Fund (sixteen of the funds constituting Transamerica Partners Funds Group II) (collectively, the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Partners Funds Group II at December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Partners Institutional Funds Group	Annual Report 2011

TRANSAMERICA PARTNERS INSTITUTIONAL SMALL GROWTH

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Funds Group II (the “Board” or the “Board Members”) held on October 13, 2011, the Board reviewed and considered the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM,” or “Management”) and Perimeter Capital Management (“Perimeter,” or the “Sub-Adviser”) with regard to Transamerica Partners Small Growth Portfolio (the “Portfolio”), a series of Transamerica Partners Portfolios in which Transamerica Partners Institutional Small Growth invests all of its investable assets. The Board Members reviewed information relating to a change in equity ownership of Perimeter that occurred on September 30, 2011, and might have been deemed to be a “change of control” of Perimeter resulting in the termination of the existing sub-advisory agreement between Perimeter and TAM, the Portfolio’s investment adviser.

The Board Members also received and considered information provided to them regarding a memorandum received from counsel to Perimeter, advising Perimeter that because neither Perimeter nor any person controlling Perimeter would, directly or indirectly, receive any money or benefit in connection with the change in control, Perimeter could rely on an exemptive rule, which permitted a replacement sub-advisory agreement to be approved by the Board under certain conditions. The Board Members also considered information received from Perimeter that confirmed that Perimeter’s staff, including portfolio management and all operational staff would continue in their current roles after the assignment as well as assurances from Perimeter that there would be no diminution in the services to be provided by Perimeter.

To assist the Board in its consideration of the new sub-advisory agreement with Perimeter (“New Sub-Advisory Agreement”), the Board received in advance of the Meeting certain materials and information. In addition, the Board Members who are not interested persons of the Funds, consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. Following the presentation by TAM and a discussion amongst the Board Members and Management, the Board Members approved the New Sub-Advisory Agreement for an initial two-year period on behalf of the Portfolio.

Among other things, the Board considered:

(a)	that the Board had previously performed a full annual review of the sub-advisory agreement with Perimeter and had determined that Perimeter had the capabilities, resources and personnel necessary to provide the sub-advisory services to the Portfolio;

(b)	assurances received from Perimeter that the change of control is not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders, including compliance services;

(c)	assurances received from Perimeter as to the consistency of the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio; and

(d)	that the sub-advisory fee schedule under the New Sub-Advisory Agreement would not differ from the schedule under the prior sub-advisory agreement.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the New Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

Transamerica Partners Institutional Funds Group	Annual Report 2011

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For tax purposes, the Long-Term Capital Gain Designations for the year ended December 31, 2011 were as follows:

Fund	Long-Term Capital Gain Designation
Inflation-Protected Securities	$800
Core Bond	$826

Funds not listed in the table above do not have Long-Term Capital Gain Designations for the year ended December 31, 2011.

Transamerica Partners Institutional Funds Group	Annual Report 2011

Management Review

(unaudited)

MARKET ENVIRONMENT

As 2011 began, the Federal Reserve was in the middle of a second round of monetary stimulus known as quantitative easing (“QE2”). This effort began pumping what would eventually total $600 billion into the U.S. economy. In response, the U.S. economy and corporate earnings picked up steam throughout the 1st quarter. Equity and bond markets followed suit. During this same time, commodities prices and inflation also surged. In order to fight the inflation the Federal Reserve stimulus was creating, most central banks across the globe tightened monetary policy. In spring, this global tightening collided with a global supply chain disruption caused by the Japanese tsunami. As a result, the global economy began slowing. As summer arrived, slower growth combined with concerns about high U.S. and European debt levels. Developments came to a head in late summer as the credit rating of the U.S. was lowered and Europe faced the possibility of a default by Greece. As a result, the global equity and corporate bond markets fell sharply while U.S. Treasuries rallied as investors sought safety. Fortunately, commodity prices including oil also fell sharply, putting more disposable income in consumer pockets.

As summer transitioned to fall, the U.S. economy re-strengthened. As a result, the U.S. corporate equity and bond markets responded in the 4th quarter by recovering much of the summer’s losses. For the twelve months ending December 31, 2011, the Dow Jones Industrial Average returned 8.38%, the Standard & Poor’s 500® Index returned 2.11%, and the Barclays Capital U.S. Aggregate Bond Index returned 7.84%. While the U.S. economy re-strengthened, the rest of the global economy continued to experience either slowing growth or contraction as European austerity programs continued to be implemented and European banks begin selling Asian assets. As a result, European and Asian markets failed to recover the summer’s losses and the Morgan Stanley Capital International World ex-US Index returned (11.78)% for the year. This serves as a good reminder that it is always important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

PERFORMANCE

Transamerica Institutional Asset Allocation – Short Horizon (“Short Horizon”): For the year ended December 31, 2011, Short Horizon returned 5.02%. By comparison its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the Transamerica Institutional Asset Allocation-Short Horizon Benchmark Blend, returned 7.84% and 6.26%, respectively.

The blended benchmark is comprised of Barclays Capital U.S. Aggregate Bond Index (46%), the Barclays Capital U.S. TIPS Index (15%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (17%), the Bank of America Merrill Lynch High Yield Master II Index (10%), the Russell 3000® Index (8%), the Citigroup 3-Month Treasury Bill Index (2%) and the Morgan Stanley Capital International World ex-US Index (2%).

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon (“Short/Intermediate Horizon”): For the year ended December 31, 2011, Short/Intermediate Horizon returned 2.91%. By comparison its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index, the Standard & Poor’s 500® Index and the Transamerica Institutional Asset Allocation-Short/Intermediate Horizon Benchmark Blend, returned 7.84%, 2.11% and 4.43%, respectively.

The blended benchmark is comprised of Barclays Capital U.S. Aggregate Bond Index (34%), the Russell 3000® Index (23%), the Barclays Capital U.S. TIPS Index (12%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (14%), the Bank of America Merrill Lynch High Yield Master II Index (8%), the Morgan Stanley Capital International World ex-US Index (7%) and the Citigroup 3-Month Treasury Bill Index (2%).

Transamerica Institutional Asset Allocation – Intermediate Horizon (“Intermediate Horizon”): For the year ended December 31, 2011, Intermediate Horizon returned 0.73%. By comparison its primary and secondary benchmarks, the Standard & Poor’s 500® Index, the Barclays Capital U.S. Aggregate Bond Index and the Transamerica Institutional Asset Allocation-Intermediate Horizon Blended Benchmark, returned 2.11%, 7.84% and 2.76%, respectively.

The blended benchmark is comprised of the Russell 3000® Index (38%), Barclays Capital U.S. Aggregate Bond Index (24%), the Morgan Stanley Capital International World ex-US Index (12%), the Barclays Capital U.S. TIPS Index (10%), the Bank of America Merrill Lynch 1- 3 Year Treasury Index (8%), the Bank of America Merrill Lynch High Yield Master II Index (6%), and the Citigroup 3-Month Treasury Bill Index (2%).

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon (“Intermediate/Long Horizon”): For the year ended December 31, 2011, Intermediate/Long Horizon returned (1.16)%. By comparison its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Institutional Asset Allocation-Intermediate/Long Horizon Blended Benchmark, returned 2.11% and 0.83%, respectively.

The blended benchmark is comprised of the Russell 3000® Index (52%), the Morgan Stanley Capital International World ex-US Index (18%), Barclays Capital U.S. Aggregate Bond Index (15%), the Barclays Capital U.S. TIPS Index (7%), the Bank of America Merrill Lynch High Yield Master II Index (4%), the Bank of America Merrill Lynch 1-3 Year Treasury Index (2%), and the Citigroup 3-Month Treasury Bill Index (2%).

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Management Review

(unaudited)

Transamerica Institutional Asset Allocation – Long Horizon (“Long Horizon”): For the year ended December 31, 2011, Long Horizon returned (3.65)%. By comparison its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Institutional Asset Allocation-Long Horizon Blended Benchmark, returned 2.11% and (1.52)%, respectively.

The blended benchmark is comprised of the Russell 3000® Index (66%), the Morgan Stanley Capital International World ex-US Index (24%), Barclays Capital U.S. Aggregate Bond Index (4%), the Barclays Capital U.S. TIPS Index (2%), the Citigroup 3-Month Treasury Bill Index (2%) and the Bank of America Merrill Lynch High Yield Master II Index (2%).

STRATEGY REVIEW

Transamerica Institutional Asset Allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally. Each Asset Allocation fund has a unique fixed income/equity target allocation.

Short Horizon – invests approximately 90% in fixed income funds and 10% in equity funds.

Short Horizon’s best-performing holding on an absolute basis was the Inflation-Protected Securities fund. However, the largest contributor to the portfolio’s performance was the Core Bond fund, which accounts for a much larger weight of the portfolio. The Small Core fund was the best-performing holding relative to its benchmark.

The fund’s worst-performing holding on an absolute basis and the biggest detractor from the portfolio’s performance during the year was the International Equity fund. The worst-performing holding on a benchmark-relative basis was the Large Growth fund.

Short/Intermediate Horizon – invests approximately 70% in fixed income funds and 30% in equity funds.

Short/Intermediate Horizon’s best-performing holding on an absolute basis was the Inflation-Protected Securities fund. However, the largest contributor to the portfolio’s performance was the Core Bond fund, which accounts for a much larger weight of the portfolio. The Small Core fund was the best-performing holding relative to its benchmark.

The fund’s worst-performing holding on an absolute basis and the biggest detractor from the portfolio’s performance during the year was the International Equity fund. The worst-performing holding on a benchmark-relative basis was the Mid Growth fund.

Intermediate Horizon – invests approximately 50% in fixed income funds and 50% in equity funds.

Intermediate Horizon’s best-performing holding on an absolute basis was the Inflation-Protected Securities fund. However, the largest contributor to the portfolio’s performance was the Core Bond fund, which accounts for a much larger weight of the portfolio. The Small Value fund was the best-performing holding relative to its benchmark.

The fund’s worst-performing holding on an absolute basis and the biggest detractor from the portfolio’s performance during the year was the International Equity fund. The worst-performing holding on a benchmark-relative basis was the Mid Growth fund.

Intermediate/Long Horizon – invests approximately 30% in fixed income funds and 70% in equity funds.

Intermediate/Long Horizon’s best-performing holding on an absolute basis and the largest contributor to the portfolio’s performance was the Inflation-Protected Securities fund. The Small Value fund was the best-performing holding relative to its benchmark.

The fund’s worst-performing holding on an absolute basis and the biggest detractor from the portfolio’s performance during the year was the International Equity fund. The worst-performing holding on a benchmark-relative basis was the Mid Growth fund.

Long Horizon – invests approximately 10% in fixed income funds and 90% in equity funds.

Long Horizon’s best-performing holding on an absolute basis was the Inflation-Protected Securities fund. However, the largest contributor to the portfolio’s performance was the Large Value fund, which accounts for a much larger weight of the portfolio. The Small Value fund was the best-performing holding relative to its benchmark.

The fund’s worst-performing holding on an absolute basis and the biggest detractor from the portfolio’s performance during the year was the International Equity fund. The worst-performing holding on a benchmark-relative basis was the Mid Growth fund.

Christopher A. Staples, CFA

Jonathan Oldroyd, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation - Short Horizon	5.02%	4.98%	4.87%	09/11/2000
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%
Partners Short Horizon Benchmark Blend*	6.26%	5.57%	5.43%

NOTES

*

The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Composite Benchmark, Transamerica Institutional Asset Allocation – Short Horizon Benchmark Blend (“Partners Short Horizon Benchmark Blend”) are unmanaged indices used as a general measure of market performance. The Composite Benchmark consist of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 46%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 15%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 2%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 17%, Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merill Lynch High Yield Master II”) 10%, and the Russell 3000® Index (“Russell 3000®”) 8%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2.91%	3.33%	4.38%	09/11/2000
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%
S&P 500*	2.11%	(0.25)%	2.92%
Partners Short/Intermediate Horizon Benchmark Blend*	4.43%	4.33%	5.25%

NOTES

*

The Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”), the Standard & Poor’s 500® Index (“S&P 500”), and the Composite Benchmark, Transamerica Institutional Asset Allocation – Short/Intermediate Horizon Benchmark Blend (“Partners Short/Intermediate Horizon Benchmark Blend”) are unmanaged indices used as a general measure of market performance. The Composite Benchmark consist of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 34%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 12%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 7%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 14%, Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merill Lynch High Yield Master II”) 8%, and the Russell 3000® Index (“Russell 3000®”) 23%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation - Intermediate Horizon	0.73%	1.74%	3.83%	09/11/2000
S&P 500*	2.11%	(0.25)%	2.92%
Barclays Capital U.S. Aggregate Bond*	7.84%	6.50%	5.78%
Partners Intermediate Horizon Benchmark Blend*	2.76%	3.02%	4.95%

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”), the Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) and the Composite Benchmark, Transamerica Institutional Asset Allocation – Intermediate Horizon Benchmark Blend (“Partners Intermediate Horizon Benchmark Blend”) are unmanaged indices used as a general measure of market performance. The Composite Benchmark consist of the following: Barclay’s Capital U.S. Aggregate Bond 24%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 10%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 12%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 8%, Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merill Lynch High Yield Master II”) 6%, and the Russell 3000® Index (“Russell 3000®”) 38%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	(1.16)%	0.02%	3.11%	09/11/2000
S&P 500*	2.11%	(0.25)%	2.92%
Partners Intermediate/Long Horizon Benchmark Blend*	0.83%	1.54%	4.53%

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) and the Composite Benchmark, Transamerica Institutional Asset Allocation – Intermediated/Long Horizon Benchmark Blend (“Partners Intermediate/Long Horizon Benchmark Blend”) are unmanaged indices used as a general measure of market performance. The Composite Benchmark consist of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 15%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 7%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 18%, Bank of America Merrill Lynch 1-3 Year Treasury Index (“BofA Merrill Lynch 1-3 Yr Treasury”) 2%, Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merill Lynch High Yield Master II”) 4%, and the Russell 3000® Index (“Russell 3000®”) 52%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2011

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation - Long Horizon	(3.65)%	(1.94)%	2.12%	09/11/2000
S&P 500*	2.11%	(0.25)%	2.92%
Partners Long Horizon Benchmark Blend*	(1.52)%	(0.16)%	3.64%

NOTES

*

The Standard & Poor’s 500® Index (“S&P 500”) and the Composite Benchmark, Transamerica Institutional Asset Allocation – Long Horizon Benchmark Blend (“Partners Long Horizon Benchmark Blend”) are unmanaged indices used as a general measure of market performance. The Composite Benchmark consist of the following: Barclays Capital U.S. Aggregate Bond Index (“Barclays Capital U.S. Aggregate Bond”) 4%, Barclays Capital U.S. TIPS Index (“Barclays Capital U.S. TIPS”) 2%, Morgan Stanley Capital International World ex-US Index (“MSCI World ex-US”) 24%, Citigroup 3-Month Treasury Bill Index (“Citigroup 3-Month Treasury Bill”) 2%, Bank of America Merrill Lynch High Yield Master II Index (“BofA Merill Lynch High Yield Master II”) 2%, and the Russell 3000® Index (“Russell 3000®”) 66%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in a mutual fund invested in underlying mutual funds of Transamerica Partners Institutional Funds Group (“Funds Group II”), you will bear the ongoing costs of managing the corresponding mutual funds in which your fund invests (such as the distribution fees, administration fees and other expenses). You will also bear the cost of operating the mutual fund (such as the advisory fee). The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2011 and held for the entire period until December 31, 2011.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number shown under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses (B)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (A)	Ending Account Value	Expenses Paid During Period (A)	Annualized Expense Ratio (C)
Transamerica Institutional Asset Allocation - Short Horizon	$1,000.00	$1,017.00	$0.51	$1,024.70	$0.51	0.10%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	1,000.00	987.90	0.50	1,024.70	0.51	0.10%
Transamerica Institutional Asset Allocation - Intermediate Horizon	1,000.00	959.20	0.49	1,024.70	0.51	0.10%
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	1,000.00	934.30	0.49	1,024.70	0.51	0.10%
Transamerica Institutional Asset Allocation - Long Horizon	1,000.00	905.20	0.48	1,024.70	0.51	0.10%

(A)	Expenses are equal to each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(B)	5% return per year before actual expenses.
(C)	Expense ratios do not include expenses of the investment companies in which the funds invest.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Schedules of Investments Composition

At December 31, 2011

(the following charts summarize the Schedule of Investments of each fund by asset type)

(unaudited)

Transamerica Institutional Asset Allocation - Short Horizon	% of Net Assets
Fixed Income Funds	90.0%
Domestic Equity Funds	7.9
International Equity Fund	1.9
Money Market Fund	0.2
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	% of Net Assets
Fixed Income Funds	70.0%
Domestic Equity Funds	23.1
International Equity Fund	6.7
Money Market Fund	0.2
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

Transamerica Institutional Asset Allocation - Intermediate Horizon	% of Net Assets
Fixed Income Funds	50.3%
Domestic Equity Funds	38.5
International Equity Fund	11.0
Money Market Fund	0.2
Other Assets and Liabilities - net	0.0 *

Total	100.0%

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	% of Net Assets
Domestic Equity Funds	53.7%
Fixed Income Funds	30.0
International Equity Fund	16.1
Money Market Fund	0.2
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

Transamerica Institutional Asset Allocation - Long Horizon	% of Net Assets
Domestic Equity Funds	68.6%
International Equity Fund	21.3
Fixed Income Funds	9.9
Money Market Fund	0.2
Other Assets and Liabilities - Net	0.0 *

Total	100.0%

*	Amount rounds to less than 0.1%.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Short Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% ж
Domestic Equity - 7.9%
Transamerica Partners Institutional Large Growth	137,919	$916
Transamerica Partners Institutional Large Value	108,917	940
Transamerica Partners Institutional Small Core	69,727	684
Fixed Income - 90.0%
Transamerica Partners Institutional Core Bond	1,351,063	14,969
Transamerica Partners Institutional High Quality Bond	492,936	5,181
Transamerica Partners Institutional High Yield Bond	389,632	3,285
Transamerica Partners Institutional Inflation-Protected Securities	481,174	5,341
International Equity - 1.9%
Transamerica Partners Institutional International Equity	105,451	620
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	6,359	64

Total Investment Companies (cost $29,484) P		32,000
Other Assets and Liabilities - Net		(3)

Net Assets		$31,997

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $30,547. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,453.

VALUATION SUMMARY (all amounts in thousands): э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$32,000	$—	$—	$32,000

э	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% ж
Domestic Equity - 23.1%
Transamerica Partners Institutional Large Growth	374,629	$2,488
Transamerica Partners Institutional Large Value	289,146	2,496
Transamerica Partners Institutional Mid Growth ‡	46,360	558
Transamerica Partners Institutional Mid Value	40,289	562
Transamerica Partners Institutional Small Core	58,664	575
Fixed Income - 70.0%
Transamerica Partners Institutional Core Bond	887,578	9,834
Transamerica Partners Institutional High Quality Bond	370,246	3,891
Transamerica Partners Institutional High Yield Bond	290,353	2,448
Transamerica Partners Institutional Inflation-Protected Securities	371,342	4,122
International Equity - 6.7%
Transamerica Partners Institutional International Equity	328,953	1,934
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	5,757	58

Total Investment Companies (cost $25,869) P		28,966
Other Assets and Liabilities - Net		(2)

Net Assets		$28,964

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $28,460. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $506.

VALUATION SUMMARY (all amounts in thousands): э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$28,966	$—	$—	$28,966

э	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% ж
Domestic Equity - 38.5%
Transamerica Partners Institutional Large Growth	3,175,492	$21,085
Transamerica Partners Institutional Large Value	2,347,649	20,260
Transamerica Partners Institutional Mid Growth ‡	378,579	4,558
Transamerica Partners Institutional Mid Value	353,862	4,940
Transamerica Partners Institutional Small Growth ‡	362,518	4,637
Transamerica Partners Institutional Small Value	376,833	5,140
Fixed Income - 50.3%
Transamerica Partners Institutional Core Bond	3,407,470	37,756
Transamerica Partners Institutional High Quality Bond	1,219,250	12,814
Transamerica Partners Institutional High Yield Bond	1,194,435	10,069
Transamerica Partners Institutional Inflation-Protected Securities	1,673,807	18,579
International Equity - 11.0%
Transamerica Partners Institutional International Equity	2,960,275	17,406
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	31,313	315

Total Investment Companies (cost $132,970) P		157,559
Other Assets and Liabilities - Net		(15)

Net Assets		$157,544

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $140,171. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $17,388.

VALUATION SUMMARY (all amounts in thousands): э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$157,559	$—	$—	$157,559

э	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% ж
Domestic Equity - 53.7%
Transamerica Partners Institutional Large Growth	3,027,308	$20,102
Transamerica Partners Institutional Large Value	2,078,105	17,935
Transamerica Partners Institutional Mid Growth ‡	427,318	5,145
Transamerica Partners Institutional Mid Value	371,794	5,190
Transamerica Partners Institutional Small Growth ‡	405,176	5,182
Transamerica Partners Institutional Small Value	386,667	5,274
Fixed Income - 30.0%
Transamerica Partners Institutional Core Bond	1,498,961	16,608
Transamerica Partners Institutional High Quality Bond	210,851	2,216
Transamerica Partners Institutional High Yield Bond	543,775	4,584
Transamerica Partners Institutional Inflation-Protected Securities	848,626	9,420
International Equity - 16.1%
Transamerica Partners Institutional International Equity	2,998,533	17,631
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	21,763	219

Total Investment Companies (cost $93,201) P		109,506
Other Assets and Liabilities - Net		(10)

Net Assets		$109,496

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $104,311. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $5,195.

VALUATION SUMMARY (all amounts in thousands): э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$109,506	$—	$—	$109,506

э	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Transamerica Institutional Asset Allocation – Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% ж
Domestic Equity - 68.6%
Transamerica Partners Institutional Large Growth	1,667,436	$11,071
Transamerica Partners Institutional Large Value	1,135,135	9,796
Transamerica Partners Institutional Mid Growth ‡	259,597	3,126
Transamerica Partners Institutional Mid Value	227,022	3,169
Transamerica Partners Institutional Small Growth ‡	244,413	3,126
Transamerica Partners Institutional Small Value	238,099	3,248
Fixed Income - 9.9%
Transamerica Partners Institutional Core Bond	178,574	1,979
Transamerica Partners Institutional High Quality Bond	22,957	241
Transamerica Partners Institutional High Yield Bond	116,750	984
Transamerica Partners Institutional Inflation-Protected Securities	147,358	1,636
International Equity - 21.3%
Transamerica Partners Institutional International Equity	1,770,760	10,412
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	9,715	98

Total Investment Companies (cost $40,217) P		48,886
Other Assets and Liabilities - Net		(4)

Net Assets		$48,882

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

ж	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $52,702. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of value over tax cost was $3,816.

VALUATION SUMMARY (all amounts in thousands): э

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Investment Companies	$48,886	$—	$—	$48,886

э	See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts except per share amounts in thousands)

	Short Horizon		Short/Intermediate Horizon	Intermediate Horizon	Intermediate/Long Horizon		Long Horizon
Assets:
Investments in affiliated investment companies, at value	$32,000		$28,966	$157,559	$109,506		$48,886
Receivables:
Shares of beneficial interest sold	46		21	245	82		35
Affiliated investment securities sold	4,401		5,560	28,046	7,280		7,774

	36,447		34,547	185,850	116,868		56,695

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	2,249		2,803	14,282	3,726		3,925
Affiliated investment securities purchased	2,198		2,777	14,009	3,636		3,883
Advisory fees	3		3	15	10		5

	4,450		5,583	28,306	7,372		7,813

Net Assets	$31,997		$28,964	$157,544	$109,496		$48,882

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	35,169		37,941	243,381	211,793		130,926
Undistributed net investment income	—	(A)	2	1	—	(A)	—	(A)
Accumulated net realized loss from investments in affiliated investment companies	(5,688)		(12,076)	(110,427)	(118,602)		(90,713)
Net unrealized appreciation on investments in affiliated investment companies	2,516		3,097	24,589	16,305		8,669

Net Assets	$31,997		$28,964	$157,544	$109,496		$48,882

Shares of beneficial interest outstanding	2,997		2,996	16,770	12,535		6,415

Net asset value per share	$10.68		$9.67	$9.39	$8.74		$7.62

Investments in affiliated investment companies, at cost	$29,484		$25,869	$132,970	$93,201		$40,217

(A)	Rounds to less than $1.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2011

(all amounts in thousands)

	Short Horizon	Short/Intermediate Horizon	Intermediate Horizon	Intermediate/Long Horizon	Long Horizon
Investment income:
Dividend income from affiliated investment companies	$1,214	$905	$4,087	$2,027	$561

Expenses:
Advisory fees	42	37	214	146	64

Net investment income	1,172	868	3,873	1,881	497

Net realized and unrealized gain (loss) on investments in affiliated investment companies:

Realized gain (loss) from investments in affiliated investment companies	2,474	2,627	6,429	(1,209)	463
Realized gain distributions from investments in affiliated investment companies	66	50	214	96	15

	2,540	2,677	6,643	(1,113)	478

Change in net unrealized (depreciation) on investments in affiliated investment companies	(1,625)	(2,416)	(8,284)	(2,063)	(2,746)

Net realized and unrealized gain (loss) on investments in affiliated investment companies	915	261	(1,641)	(3,176)	(2,268)

Net increase (decrease) in net assets resulting from operations	$2,087	$1,129	$2,232	$(1,295)	$(1,771)

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

Short Horizon	Short/Intermediate Horizon	Intermediate Horizon
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,172	$1,910	$868	$1,314	$3,873	$5,986
Realized gain distributions from investments in affiliated investment companies	66	145	50	86	214	387
Net realized gain (loss) on investments in affiliated investment companies	2,474	479	2,627	(3,508)	6,429	(26,356)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(1,625)	2,409	(2,416)	6,959	(8,284)	51,712

Net increase in net assets resulting from operations	2,087	4,943	1,129	4,851	2,232	31,729

Distributions to shareholders from:
Net investment income	(1,218)	(1,864)	(975)	(1,205)	(4,862)	(4,996)

Total distributions to shareholders	(1,218)	(1,864)	(975)	(1,205)	(4,862)	(4,996)

Capital share transactions:
Proceeds from shares sold	13,644	20,754	14,099	13,837	40,094	56,931
Distributions reinvested	1,218	1,864	975	1,205	4,862	4,996
Cost of shares redeemed	(32,974)	(47,040)	(28,308)	(50,134)	(140,487)	(190,151)

Net decrease in net assets resulting from capital share transactions	(18,112)	(24,422)	(13,234)	(35,092)	(95,531)	(128,224)

Net decrease in net assets	(17,243)	(21,343)	(13,080)	(31,446)	(98,161)	(101,491)

Net Assets:
Beginning of year	49,240	70,583	42,044	73,490	255,705	357,196

End of year	$31,997	$49,240	$28,964	$42,044	$157,544	$255,705

Undistributed net investment income	$—	(A)	$46	$2	$109	$1	$990

Share activity:
Shares issued	1,285	2,023	1,444	1,502	4,178	6,404
Shares issued-reinvested from distributions	115	182	101	131	510	564
Shares redeemed	(3,103)	(4,586)	(2,907)	(5,501)	(14,719)	(21,619)

Net decrease in shares outstanding	(1,703)	(2,381)	(1,362)	(3,868)	(10,031)	(14,651)

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

(all amounts in thousands)

Intermediate/Long Horizon	Long Horizon
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,881	$3,272	$497	$981
Realized gain distributions from investments in affiliated investment companies	96	170	15	21
Net realized gain (loss) on investments in affiliated investment companies	(1,209)	(53,540)	463	(32,978)
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(2,063)	74,981	(2,746)	44,585

Net increase (decrease) in net assets resulting from operations	(1,295)	24,883	(1,771)	12,609

Distributions to shareholders from:
Net investment income	(2,358)	(2,795)	(628)	(850)

Total distributions to shareholders	(2,358)	(2,795)	(628)	(850)

Capital share transactions:
Proceeds from shares sold	32,952	45,544	15,040	29,052
Distributions reinvested	2,358	2,795	628	850
Cost of shares redeemed	(100,658)	(234,215)	(45,666)	(126,647)

Net decrease in net assets resulting from capital share transactions	(65,348)	(185,876)	(29,998)	(96,745)

Net decrease in net assets	(69,001)	(163,788)	(32,397)	(84,986)

Net Assets:
Beginning of year	178,497	342,285	81,279	166,265

End of year	$109,496	$178,497	$48,882	$81,279

Undistributed net investment income	$—	(A)	$477	$—	(A)	$131

Share activity:
Shares issued	3,659	5,550	1,893	4,083
Shares issued-reinvested from distributions	263	342	79	120
Shares redeemed	(11,243)	(29,115)	(5,733)	(18,131)

Net decrease in shares outstanding	(7,321)	(23,223)	(3,761)	(13,928)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

FINANCIAL HIGHLIGHTS

For the years ended:

Short Horizon
For a share outstanding throughout each period	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(A)

Net asset value
Beginning of period	$10.48	$9.97	$8.89	$10.35	$10.36

Investment operations
From net investment income(B)	0.30	0.33	0.36	0.52	0.45
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.22	0.52	1.10	(1.44)	0.10

Total from investment operations	0.52	0.85	1.46	(0.92)	0.55

Distributions
Net investment income	(0.32)	(0.34)	(0.37)	(0.53)	(0.44)
Net realized gain on affiliated investment companies	—	—	—	(0.01)	(0.12)
Return of capital(C)	—	—	(0.01)	—	(D)	—

Total distributions	(0.32)	(0.34)	(0.38)	(0.54)	(0.56)

Net asset value
End of year	$10.68	$10.48	$9.97	$8.89	$10.35

Total return	5.02%	8.68%	16.67%	(9.21%)	5.46%

Net assets end of year (000’s)	$31,997	$49,240	$70,583	$82,766	$103,676

Ratio and supplemental data
Expenses to average net assets(E)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income, to average net assets	2.80%	3.26%	3.83%	5.27%	4.34%
Portfolio turnover rate(F)	94%	79%	72%	144%	55%

Short/Intermediate Horizon
For a share outstanding throughout each period	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(A)

Net asset value
Beginning of period	$9.65	$8.93	$7.76	$9.88	$9.96

Investment operations
From net investment income(B)	0.23	0.23	0.25	0.41	0.43
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.05	0.72	1.19	(2.12)	0.11

Total from investment operations	0.28	0.95	1.44	(1.71)	0.54

Distributions
Net investment income	(0.26)	(0.23)	(0.26)	(0.41)	(0.40)
Net realized gain on affiliated investment companies	—	—	—	—	(D)	(0.22)
Return of capital(C)	—	—	(0.01)	—	(D)	—

Total distributions	(0.26)	(0.23)	(0.27)	(0.41)	(0.62)

Net asset value
End of year	$9.67	$9.65	$8.93	$7.76	$9.88

Total return	2.91%	10.80%	18.88%	(17.68%)	5.54%

Net assets end of year (000’s)	$28,964	$42,044	$73,490	$87,608	$102,343

Ratio and supplemental data
Expenses to average net assets(E)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income, to average net assets	2.36%	2.52%	3.02%	4.49%	4.17%
Portfolio turnover rate(F)	116%	88%	67%	138%	39%

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

Intermediate Horizon
For a share outstanding throughout each period	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(A)

Net asset value
Beginning of period	$9.54	$8.62	$7.37	$10.20	$10.36

Investment operations
From net investment income(B)	0.17	0.18	0.18	0.33	0.41
From net realized and unrealized gain (loss) on investments in affiliated investment companies	(0.10)	0.90	1.37	(2.83)	0.16

Total from investment operations	0.07	1.08	1.55	(2.50)	0.57

Distributions
Net investment income	(0.22)	(0.16)	(0.20)	(0.33)	(0.39)
Net realized gain on affiliated investment companies	—	—	(0.08)	—	(D)	(0.34)
Return of capital(C)	—	—	(0.02)	—	—	(D)

Total distributions	(0.22)	(0.16)	(0.30)	(0.33)	(0.73)

Net asset value
End of year	$9.39	$9.54	$8.62	$7.37	$10.20

Total return	0.73%	12.68%	21.36%	(24.97%)	5.49%

Net assets end of year (000’s)	$157,544	$255,705	$357,196	$513,283	$683,320

Ratio and supplemental data
Expenses to average net assets(E)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income, to average net assets	1.81%	2.08%	2.30%	3.62%	3.82%
Portfolio turnover rate(F)	72%	66%	83%	137%	22%

Intermediate/Long Horizon
For a share outstanding throughout each period	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(A)

Net asset value
Beginning of period	$8.99	$7.95	$6.55	$9.97	$10.26

Investment operations
From net investment income(B)	0.12	0.12	0.11	0.24	0.39
From net realized and unrealized gain (loss) on investments in affiliated investment companies	(0.22)	1.03	1.43	(3.42)	0.19

Total from investment operations	(0.10)	1.15	1.54	(3.18)	0.58

Distributions
Net investment income	(0.15)	(0.11)	(0.12)	(0.24)	(0.37)
Net realized gain on affiliated investment companies	—	—	—	—	(D)	(0.50)
Return of capital(C)	—	—	(0.02)	—	(D)	—

Total distributions	(0.15)	(0.11)	(0.14)	(0.24)	(0.87)

Net asset value
End of year	$8.74	$8.99	$7.95	$6.55	$9.97

Total return	(1.16%)	14.60%	23.78%	(32.37%)	5.57%

Net assets end of year (000’s)	$109,496	$178,497	$342,285	$368,751	$571,246

Ratio and supplemental data
Expenses to average net assets(E)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income, to average net assets	1.29%	1.43%	1.63%	2.75%	3.60%
Portfolio turnover rate(F)	82%	98%	57%	130%	25%

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

Long Horizon
For a share outstanding throughout each period	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007(A)

Net asset value
Beginning of period	$7.99	$6.90	$5.72	$9.59	$10.00

Investment operations
From net investment income(B)	0.06	0.06	0.06	0.15	0.35
From net realized and unrealized gain (loss) on investments in affiliated investment companies	(0.35)	1.09	1.37	(3.87)	0.22

Total from investment operations	(0.29)	1.15	1.43	(3.72)	0.57

Distributions
Net investment income	(0.08)	(0.06)	(0.07)	(0.15)	(0.33)
Net realized gain on affiliated investment companies	—	—	(0.15)	—	(D)	(0.65)
Return of capital(C)	—	—	(0.03)	—	—

Total distributions	(0.08)	(0.06)	(0.25)	(0.15)	(0.98)

Net asset value
End of year	$7.62	$7.99	$6.90	$5.72	$9.59

Total return	(3.65%)	16.77%	25.40%	(39.15%)	5.63%

Net assets end of year (000’s)	$48,882	$81,279	$166,265	$208,608	$330,803

Ratio and supplemental data
Expenses to average net assets(E)	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income, to average net assets	0.78%	0.87%	0.96%	1.89%	3.35%
Portfolio turnover rate(F)	90%	109%	79%	110%	28%

(A)	Per share data reflects a reverse stock split as follows:

Short Horizon – 0.9938615 shares for each share outstanding.

Short/Intermediate Horizon – 0.9820604 shares for each share outstanding.

Intermediate Horizon – 0.9706938 shares for each share outstanding.

Intermediate/Long Horizon – 0.9591001 shares for each share outstanding.

Long Horizon – 0.9474212 shares for each share outstanding.

(B)	Calculation is based on average number of shares outstanding.
(C)	Results from investment related activity occurring between year end dividend calculation and the fiscal year end.
(D)	Rounds to less than $(0.01) or $0.01.
(E)	Ratios exclude expenses incurred by the underlying investment companies in which the fund invests.
(F)	Does not include the portfolio activity of the underlying affiliated funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Funds Group (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-one different series that are separate investment funds. Five of the series are doing business as Transamerica Institutional Asset Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act, and are presented herein: Transamerica Institutional Asset Allocation – Short Horizon (“Short Horizon”), Transamerica Institutional Asset Allocation – Short/Intermediate Horizon (“Short/Intermediate Horizon”), Transamerica Institutional Asset Allocation – Intermediate Horizon (“Intermediate Horizon”), Transamerica Institutional Asset Allocation – Intermediate/Long Horizon (“Intermediate/Long Horizon”), and Transamerica Institutional Asset Allocation – Long Horizon (“Long Horizon”) (individually, a “Fund” and collectively, the “Funds”). Each Fund invests all of its investable assets among certain series of Transamerica Partners Funds Group II (“Funds Group II”). Certain series of Funds Group II invests all of their investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). The financial statements of Funds Group II and the Series Portfolio are included in this report.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions may be used that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

Operating expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Each Fund will indirectly bear its share of fees and expenses incurred by the series of Funds Group II in which it invests. These expenses are not reflected in the expenses in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical securities.

Level 2 – Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs, which may include Transamerica Asset Management Inc’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-advisor, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurement: Investment company securities are valued at the net asset value of the underlying fund. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2011 are disclosed in the Valuation Summary of each of the Funds’ Schedules of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of any Levels as described above during the year ended December 31, 2011.

NOTE 3. RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Advisory Agreement with Transamerica Asset Management, Inc. (“TAM”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.

Pursuant to the Investment Advisory Agreement, TAM provides general investment advice to each Fund. In addition to providing these services, TAM pays all ordinary expenses. TAM receives a monthly fee from each Fund, which is accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s average daily net assets. TAM is also the Adviser to the Funds Group II. Accordingly, the net asset values of the Funds Group II will reflect the fees and other expenses paid to TAM or its affiliates.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS and TCI and other affiliates, including the Funds Group II and the Series Portfolio. None of the non-independent trustees so affiliated receive compensation for services as trustees of the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds for which they receive fees.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, or the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

NOTE 4. SECURITIES TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold for the year ended December 31, 2011 were as follows:

	Purchases of affiliated investments		Proceeds from maturities and sales of affiliated investments
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Short Horizon	$39,374	$—	$57,467	$—
Short/Intermediate Horizon	42,545	—	55,837	—
Intermediate Horizon	154,665	—	250,978	—
Intermediate/Long Horizon	121,423	—	187,158	—
Long Horizon	58,244	—	88,360	—

NOTE 5. FEDERAL INCOME TAX MATTERS

Each Fund of the Trust is a separate entity for federal income tax purposes. The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax positions taken for all open tax years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. federal, the state of Florida, state of New York, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below.

Fund	Capital Loss Carryforwards	Available Through
Short Horizon	$3,824	December 31, 2017
Short Horizon	801	December 31, 2018
Short/Intermediate Horizon	5,903	December 31, 2017
Short/Intermediate Horizon	3,582	December 31, 2018
Intermediate Horizon	74,997	December 31, 2017
Intermediate Horizon	28,229	December 31, 2018
Intermediate/Long Horizon	3,278	December 31, 2016
Intermediate/Long Horizon	47,542	December 31, 2017
Intermediate/Long Horizon	55,910	December 31, 2018
Intermediate/Long Horizon	762	Long Term-Indefinitely
Long Horizon	45,856	December 31, 2017
Long Horizon	31,559	December 31, 2018
Long Horizon	813	Long Term-Indefinitely

The capital loss carryforwards utilized or expired during the year ended December 31, 2011 were as follows:

Fund	Capital Loss Carryforwards Utilized/Expired During the Year Ended December 31, 2011
Short Horizon	$1,385
Short/Intermediate Horizon	1,938
Intermediate Horizon	2,657

Funds not listed in the above table did not have capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2011 and 2010 were as follows:

	2011 Distributions Paid From			2010 Distributions Paid From
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Short Horizon	$1,218	$—	$—	$1,864	$—	$—
Short/Intermediate	975	—	—	1,205	—	—
Intermediate Horizon	4,862	—	—	4,996	—	—
Intermediate/Long Horizon	2,358	—	—	2,795	—	—
Long Horizon	628	—	—	850	—	—

The tax basis components of distributable earnings at December 31, 2011 are as follows:

Fund	Undistributed Ordinary income		Undistributed Long- term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Short Horizon	$—		$—	$(4,625)	$—	$1,453
Short/Intermediate	2		—	(9,485)	—	506
Intermediate Horizon	1		—	(103,226)	—	17,388
Intermediate/Long Horizon	—		—	(107,492)	—	5,195
Long Horizon	—	(A)	—	(78,228)	—	(3,816)

(A)	Rounds to less than $1.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Funds’ financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Funds’ financial statements.

NOTE 7. SUBSEQUENT EVENT

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interest of Transamerica Partners Funds Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Institutional Asset Allocation – Short Horizon, Transamerica Institutional Asset Allocation – Short/Intermediate Horizon, Transamerica Institutional Asset Allocation – Intermediate Horizon, Transamerica Institutional Asset Allocation – Intermediate/Long Horizon and Transamerica Institutional Asset Allocation – Long Horizon (five of the funds constituting Transamerica Partners Funds Group) (collectively, the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Partners Funds Group at December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

BOARD MEMBERS AND OFFICERS

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 159 funds as of the date of this report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 - present);

Chairman (2007 - present), Board Member (2006 - present), President and Chief Executive Officer (2006 - present), Senior Vice President (1999 - 2006), Chief Compliance Officer, General Counsel and Secretary (1999 - 2006), Transamerica Funds and TST;

Chairman (2007 - present), Board Member (2006 - present), President and Chief Executive Officer (2006 - present), Senior Vice President (2002 - 2006), General Counsel, Secretary and Chief Compliance Officer (2002 - 2006), TIS;

Chairman, President and Chief Executive Officer (2006 - present), Director (2002 - present), Senior Vice President (1999 - 2006), General Counsel and Secretary (2000 - 2006), Chief Compliance Officer (2004 - 2006), TAM;

Chairman, President and Chief Executive Officer (2006 - present), Senior Vice President (1999 - 2006), Director (2002 - present), General Counsel and Secretary (2001 - 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 - 2010);

Chairman and Board Member (2008 - 2010), President (2007 - 2010), Chief Executive Officer (2006 - 2010), Vice President, Secretary and Chief Compliance Officer (2003 - 2006), Transamerica Investors, Inc. (“TII”);

				159	N/A

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 - 2004); and

Director, (2008 - present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 - 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 - 2005).

Alan F. Warrick (1948)	Interested Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 - present); Consultant, AEGON USA (2010 - present); Senior Advisor, Lovell Minnick Equity Partners (2010 - present); Retired (2010 - present); and Managing Director for Strategic Business Development, AEGON USA (1994 - 2010).	159	N/A

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 - present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 - present); Board Member, TII (2003 - 2010); and Partner, KPMG (1975 - 1999).	159	Big 5 Sporting Goods (2002 - present); AGL Resources, Inc. (energy services holding company) (2008 - present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 - present); Board Member, TST (2001 - present); Board Member, Transamerica Funds and TIS (2002 - present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present); Board Member, TII (2008 - 2010); President, L. J. Hill & Company (a holding company for privately-held assets) (1999 - present);	159	N/A

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Market President, Nations Bank of Sun Coast Florida (1998 - 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 - 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 - 1994); and

Senior Vice President and

Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 - 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 - present); Board Member, TII (2009 - 2010); Managing Director, Hilton Capital (2010 - present); Principal, Maxam Capital Management, LLC (2006 - 2008); and Principal, Cobble Creek Management LP (2004 - 2006).	159	N/A

Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 - present); Board Member, TST (1986 - present); Board Member, Transamerica Funds, (1986 - 1990), (2002 - present); Board Member, TIS (2002 - present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present); and Board Member, TII (2008 - 2010).	159	N/A

Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 - present); Self-employed consultant (2006 - present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 - present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 - 2008);	159	N/A

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 - present);

Board Member, Transamerica Funds, TST and TIS (2007 - present);

Board Member, TII (2008 - 2010); and

President, International Fund Services (alternative asset administration) (1993 - 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 - present); Board Member, Transamerica Funds, TST and TIS (2006 - present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present); Board Member, TII (2008 - 2010); Director, Aspire Resources, Inc. (formerly, Iowa Student Loan Service Corporation) (2006 - present); Director, League for Innovation in the Community Colleges (1985 - 2005); Director, Iowa Health Systems (1994 - 2003); Director, U.S. Bank (1985 - 2006); and President, Kirkwood Community College (1985 - 2005).	159	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 - present); Board Member, TPFG, TPFG II and TAAVF (1993 - present); Board Member, TPP (2002 - present); Board Member, Transamerica Funds, TST and TIS (2007 - present); Board Member, TII (2008 - 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 - 2004).	159	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 - present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 - 2007);	159	Honorary Trustee, Bryant University (1996 - present)

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, Transamerica Funds, TST and TIS (2007 - present);

Board Member, TII (2008 - 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 - present);

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 - 1996), Bryant University;

Vice President, American Express (1987 - 1989);

Vice President, The Equitable (1986 - 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 - 1986).

John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander and Fischer, LLP (2008 - present); Retired (2004 - 2008); Board Member, TST and TIS (2004 - present); Board Member, Transamerica Funds (2005 - present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 - present); Board Member, TII (2008 - 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 - 2004); and Treasurer, The Hough Group of Funds (1993 - 2004).	159	Operation PAR, Inc. (2008 - present); West Central Florida Council - Boy Scouts of America (2008 - present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 - present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 - present);

Vice President, General Counsel and Secretary, TII, (2006 - 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 - present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 - present);

Assistant Vice President, TCI (2007 - present);

Director, Deutsche Asset Management (1998 - 2006); and

Corporate Associate, Ropes & Gray LLP (1995 - 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2007	Vice President and Chief Investment Officer (2007 - present), Senior Vice President - Investment Management (2006 - 2007), Vice President - Investment Management (2005 - 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 - present);

Vice President and Chief Investment Officer (2007 - 2010); Vice President - Investment Administration (2005 - 2007), TII;

Director (2005 - present), Senior Vice President - Investment Management (2006 - present) and Chief Investment Officer (2007 - present), TAM;

Director, TFS (2005 - present); and

Assistant Vice President, Raymond James & Associates (1999 - 2004).

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (December 2011 - present), Assistant Treasurer (2010 - December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 - 2011), TFS;

Director, Fund Administration, TIAA-CREF (2007 - 2009); and

Manager (2006 - 2007) and Senior (2003 - 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 - present);

Vice President and Senior Counsel, TAM and TFS (2007 - present);

Senior Counsel, United States Securities and Exchange Commission (2004 - 2007); and

Associate, Dechert, LLP (1999 - 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 - present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 - present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 - present);

Senior Compliance Officer, TAM (2007 - present); and

Director, Institutional Services, Rydex Investments (2002 - 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 - present);

Assistant Secretary, TII (2009 - 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 - present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 - 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 - present);

Assistant Secretary, TII (2009 - 2010);

Counsel, TAM (2008 - present);

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 - 2007); and

Associate, Greenberg Traurig, P.A. (2004 - 2005).

Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 - present);

Assistant Vice President, TCI (2009 - present);

Vice President and Senior Counsel, TAM and TFS (2006 - present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 - 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericainvestments.com

Transamerica Institutional Asset Allocation Funds	Annual Report 2011

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Transamerica Partners Portfolios

I

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Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

While not without volatility, 2011 proved to be a very good environment for bond investors. Over the course of the year market participants were faced with an unprecedented downgrade of the U.S. credit rating, a political debate in Washington over raising the debt ceiling, and a European sovereign debt crisis. The result was longer term Treasuries generating a return of 29.9% according to Barclays Capital index data. The economic recovery continued to gain traction in the first few months of the year only to fade in response to a variety of negative headlines surrounding uncertainty in Washington, slower U.S. growth, and Europe’s debt woes. Increased volatility was also brought on as investors weighed the effects of unrest in the Middle East and the tsunami in Japan. In the U.S., economic data painted a slightly brighter picture with fourth quarter 2010 gross domestic product numbers being revised upward from 2.8% to 3.1%. This combined with continued employment momentum lead to positive excess returns. In the spring, this trend reversed with a series of negative data points related to job growth, housing prices and economic output. This coupled with uncertainty surrounding the Greek debt crisis and the political debate in Washington D.C. caused market participants to shed risk and seek the relative safety of U.S. Treasuries. Spreads on higher beta fixed income sectors moved broadly wider over the second quarter with the exception of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). During the third quarter, Standard & Poor’s unprecedented downgrade of the U.S. sovereign credit rating and continued concern over Europe drove fixed income markets. Against this backdrop, interest rates fell and spreads widened. Despite this, most spread sectors exhibited positive total returns but lagged the performance of Treasuries. The last few months of the year were characterized by more positive domestic economic data led by jobless claims. This seemed to overshadow the lingering issues still entrenched in Europe. Spreads ground modestly tighter albeit on lower volumes as dealers closed up their books in anticipation of year end. Many strategists have begun to quietly speak of a “decoupling” from Europe but we don’t feel that the U.S. has completely overcome this concern.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners High Quality Bond Portfolio (“Portfolio”) returned 2.16%. By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Years Index (“Index”), returned 1.56%.

STRATEGY REVIEW

The year 2011 has not been the story of economic recovery that many investors were predicting at the end of last year. Our overweight to certain spread sectors was rewarded as demand for high quality fixed income was strong as investors looked to shed risk and seek out alternatives to low-yielding money markets. The net result was that sector allocation was the largest contributor to performance for 2011 as Merganser’s overweight’s to ABS and commercial mortgage-backed securities (“CMBS”) drove the outperformance versus the index.

In the asset-backed sector, spreads tightened throughout the year due to strong investor appetite for high quality AAA rated paper. Heavy equipment holding CNH Equipment Trust posted a high single digit return as portions of the heavy equipment segment continue to see upgrades in subordinated tranches. Auto lease holding Avis Budge Rental Car Funding AESOP LLC also enjoyed strong performance as an off the run sector that saw spread tightening.

In the corporate sector, total returns for 2011 were positive as U.S. Treasury yields fell dramatically; however, excess returns versus the benchmark were negative due to dramatic spread widening. Throughout the year, financials were far and away the largest detractor from performance in the Portfolio from a sector allocation standpoint. Positions in Bank of America Corp. and American Express Credit Corp. both exhibited negative total returns for the year. This was slightly offset by our industrial corporate holdings in companies such as CVS Caremark Corp. and Airgas, Inc. Merganser’s selection of high quality investment grade securities consistently added to returns while minimizing credit risk.

CMBS was one of the few spread sectors to post positive excess return versus U.S. Treasuries in 2011. Consistent with all sectors in which we invest, Merganser’s focus in CMBS is in the highest quality tranches at the top of the capital structure. Our diligent stress testing and focus on the top tier tranches of the capital structure has allowed us to capture this spread tightening while avoiding potential troublesome pockets of the market. In particular, Wachovia Bank Commercial Mortgage Series 2007-C30 Class APB and Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A2 were top performers in the sector for the Portfolio.

The Portfolio also benefited from its duration positioning throughout 2011. The Portfolio maintained an overweight in the 3-5 year band which benefited from Treasury curve flattening. Additionally, the Portfolio was able to pick up additional yield which contributed to total return.

Douglas A. Kelly, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, Inc.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

When the year opened, there was a widespread sense that the economic recovery that began in 2009 would persevere. While Europe’s debt problems were a significant issue, they appeared to be relatively well contained. It was only a few short months, however, before the world encountered a renewed recession scare sparked largely by deteriorating debt conditions in the Eurozone as well as some weaker-than-expected U.S. economic data. This Europe-induced fog of fear combined with political unrest in the Middle East and the rating downgrade of U.S. Treasury debt, resulted in a dramatic rally in U.S. Treasury Inflation-Protected Securities (TIPS) led by the front end of the yield curve. By the time the year drew to a close, positive forces reemerged as the U.S. economic growth picture had brightened and signs of progress regarding Europe’s debt crisis began to take hold.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Inflation-Protected Securities Portfolio (“Portfolio”) returned 12.33%. By comparison, its benchmark, the Barclays Capital U.S. TIPS Index, returned 13.56%.

STRATEGY REVIEW

For the year, the Portfolio maintained a real yield curve-flattening bias between the 10-year and 30-year points on the curve based on the view that improving economic data would pressure the intermediate portion of the curve to move higher. This positioning detracted from performance for a majority of the year as the real yield curve steepened due to a confluence of factors including: weakening U.S. economic data, political tensions in the Arab states, the U.S. Treasury debt rating downgrade, and escalating fears about the sovereign debt crisis in Europe. In addition, the Portfolio’s short duration compared to the benchmark index detracted from performance. Toward the end of the year, the Portfolio’s positioning was beneficial as U.S. economic data began to show signs of resilience and fears of a Eurozone collapse abated. Over the course of the year, the Portfolio actively traded exposure across the yield curve to take advantage of auctions and buybacks, including those under the Federal Reserve’s Operation “Twist” program. Our fundamental view continues to be that inflation expectations priced into the market make valuations more attractive on the long end of the real yield curve. The Portfolio ended the year with a shorter duration compared to the benchmark index as economic data in the U.S. has proven to be resilient in the near term.

The Portfolio uses interest rate derivative instruments, which may include futures contracts or options, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Portfolio may also trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the Portfolio. During the period, derivatives had minimal impact on performance.

Martin Hegarty

Stuart Spodek

Brian Weinstein

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

When the year opened, there was a widespread sense that the economic recovery that began in 2009 would persevere. While Europe’s debt problems were a significant issue, they appeared to be relatively well contained. It was only a few short months, however, before the world encountered a renewed recession scare sparked largely by deteriorating debt conditions in the Eurozone as well as some weaker-than-expected U.S. economic data. This Europe-induced fog of fear was fueled further by political unrest in the Middle East and the rating downgrade of U.S. Treasury debt. By the time the year drew to a close, positive forces re-emerged as the U.S. economic growth picture had brightened and signs of progress regarding Europe’s debt crisis began to take hold.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Core Bond Portfolio (“Portfolio”) returned 6.20%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 7.84%.

STRATEGY REVIEW

For the 12-month period ending December 31, 2011, the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index.

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. Although our duration and curve stance was beneficial during certain parts of the year, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to fears of a global slowdown and persistent sovereign debt problems in Europe. Throughout the 12-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk), and underweight in government-owned/government-related sectors. Spread sectors performed well in the first half of the year, and also toward year-end amid improving economic fundamentals and accommodative monetary policy. However, volatility dominated the markets for most of the year and caused periods in which investor sentiment switched to “risk off” mode, resulting in spread sectors dramatically underperforming U.S. Treasury securities. On balance, the Portfolio’s sector allocation had a negative impact on performance for the period as a whole. During the period, we increased the Portfolio’s quality profile and level of liquidity in an effort to limit volatility from exogenous factors, mostly emanating from Europe. We tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. We slightly reduced the Portfolio’s exposure to non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities. To increase portfolio liquidity, we added to the Portfolio’s agency MBS and U.S. Treasury holdings during the latter half of the period. The Portfolio maintained an up-in-quality bias, which was a positive relative contributor to performance within risk sectors since lower quality securities struggled during periods of risk aversion. Also contributing positively to performance was security selection within securitized products, such as agency MBS and asset-backed securities. In addition, an out-of-index allocation to non-agency MBS helped performance early in the period. Finally, exposure to high-quality foreign agency debt was a positive factor for the Portfolio. Toward period end, the Portfolio adopted a somewhat more constructive stance on credit by reducing duration and adding to corporate credit in particular.

The Portfolio uses interest rate derivative instruments, which may include futures contracts or options, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Portfolio may also trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the Portfolio. During the period, derivatives had minimal impact on performance.

Matthew Marra

Rick Rieder

Eric Pellicciaro

Bob Miller

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The High Yield bond market started the 2011 year on a strong note with solid corporate fundamentals, low default risk, a record setting new issue calendar, and a healthy supply of mutual fund inflows. These were all contributing factors to above average returns in the first half of the year. The second half of the year; however, was a much different story. Macroeconomic issues such as the European debt crisis, slowed growth in the U.S. economy, the global impact from the natural disaster in Japan, and high oil prices all helped contribute to a volatile second half of 2011. Amidst the volatility, the market did end the year with a very strong October and a strong December leading to a yearly return of 4.38% according to the Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II”). Throughout the course of the year spreads widened from 560 basis points to 743 basis points over U.S. Treasuries while the yield declined from 7.50% to 8.36% and the yield to maturity went from 7.85% to 8.65%.

Higher quality credits became increasingly attractive with market volatility plaguing investors for the majority of the year. The BB rated segment of the market saw the best performance among the rating classes, returning 6.11% for the year, followed by B rated bonds, which saw a 4.64% return. The CCC and below rated securities experienced a more difficult year with a loss of 1.40%. The standout sectors for the year were food and drug retail and cable/satellite television returning 14.53% and 10.09%, respectively, while the worst performing sector was printing and publishing, posting a loss of 6.02%. Though macro events were a primary driver of performance, companies on a micro level remained relatively solid throughout the year, leading to a 1.76% par-weighted default rate which is well below the 25 year historical average of 4.21% as measured by J.P. Morgan. The default rate is expected to remain well below its historical average for the next few years as liquidity in the market remains high.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners High Yield Bond Portfolio (“Portfolio”) returned 4.93%. By comparison, its benchmark, the BofA Merrill Lynch High Yield Master II, returned 4.38%.

STRATEGY REVIEW

Performance was driven by credit selection along with issue selection within the company. Metals & Mining was the top contributor to the Portfolio as Quadra FNX Mining, Ltd. was acquired by KGHM Polska, resulting in a total return of 22.38% for the investment in Quadra FNX Mining, Ltd. The services sector was the second largest contributor to returns as RSC Equipment Rental, Inc./RSC Holdings III LLC was acquired by United Rentals North America, Inc., and the overall sector contributed 49 basis points to total return for the Portfolio. In addition, the Portfolio did not hold positions in Travelport or Sabre Holdings, which contributed to positive relative returns. Our negative view on homebuilders also contributed to positive relative returns. In addition, we continued to underweight financials and utilities which had a positive effect on relative returns of 45 basis points. Containers, healthcare, retail and leisure were factors in the Portfolio’s return for the year with Sealed Air Corp., HCA Holdings, Inc., Ltd. Brands, Inc. and the Reynolds Group Issuer, Inc. among the top performing names in the Portfolio. Our exposure to gaming and paper restrained relative performance by approximately 74 basis points. Holdings in Caesar’s Entertainment Operating Co., Inc. and Verso Paper Holdings LLC also detracted from the results. As the outlook for rising interest rates waned, we lengthened the duration of the Portfolio during the year by increasing exposure to BB rated securities. We continued to reduce our exposure to CCC rated bonds from 19.43% to 12.15% as the shorter maturities were refinanced and as the CCC segment of the market rallied early in the year.

We expect the Federal Reserve will remain committed to keeping interest rates low as the economy continues to grow at subpar levels. Healthy corporate fundamentals should result in a continued low default environment. Absent confidence about macroeconomic trends, particularly Europe’s ability to contain its debt crisis and the U.S.’s ability to break out of its slow growth pattern, we are likely to continue our conservative approach to the market as higher-rated credits are better positioned to weather economic stresses. Macro-driven events often create greater inefficiencies in the market, which plays to our value-based strategy of selecting credits through credit research. We think relative-value trading opportunities are likely to present themselves should systemic risk continue to serve as the major driver of market performance. As they do, we will look to take advantage of these opportunities across sectors, ratings tiers and credit.

Linda Carter, CFA

Michael W. Weilheimer, CFA

Co-Portfolio Managers

Eaton Vance Management

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

When the year opened, there was a widespread sense that the economic recovery that began in 2009 would persevere. While Europe’s debt problems were a significant issue, they appeared to be relatively well contained. It was only a few short months, however, before the world encountered a renewed recession scare sparked largely by deteriorating debt conditions in the Eurozone as well as some weaker-than-expected U.S. economic data. This Europe-induced fog of fear was fueled further by political unrest in the Middle East and the rating downgrade of U.S. Treasury debt. By the time the year drew to a close, positive forces reemerged as the US economic growth picture had brightened and signs of progress regarding Europe’s debt crisis began to take hold.

J.P. Morgan Investment Management Inc.

The year 2011 will be marked as one most equity investors are glad to see pass. Cultural revolutions, earthquakes and tsunamis, ratings downgrades of major economies, and extraordinary political events dominated the investment landscape. Volatility in the U.S. equity markets was at the highest levels since the 2008–2009 financial crisis. The Standard & Poor’s 500® Index (“S&P 500”) moved over 2% intraday nearly every other day during the second half of 2011. Such volatility only was surpassed three times since the year 2000.

The year started off strong with yet another quarter of solid results from U.S. companies, including a 10% year-over-year increase in revenue and the eighth-consecutive quarter of better-than-expected earnings. By the middle of the first quarter; however, investors were once again faced with rising uncertainty as various conflicts in the Middle East pushed oil prices higher followed by a devastating earthquake and subsequent tsunami in Japan. After these events, the S&P 500 sold off sharply and, by mid-March, was down almost 7% from its February peak.

Attention quickly shifted to Europe as the sovereign debt crisis intensified. At the end of June, a Greek default was narrowly averted when the parliament approved new austerity measures allowing bailout funds to be released. As contagion spread to core Europe, the European Central Bank (“ECB”) reluctantly initiated its Securities Markets Program in August by purchasing Italian and Spanish bonds in the secondary market. Meanwhile, the United States came extremely close to a default as politicians agreed at the last minute to raise the debt ceiling. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Federal Reserve (“Fed”) announced that it would keep interest rates exceptionally low through mid-2013. Additionally, in September, the Fed introduced a new monetary easing policy termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.

As concerns grew that the crisis might spread to larger European countries, many U.S. money market funds decreased lending activities with major French banks. In response to the increased stress in the interbank lending market, the ECB, in coordination with other leading central banks, agreed to provide increased U.S. dollar liquidity. Skepticism surrounding U.S. policy actions and the ongoing European crisis kept markets depressed. The third quarter was the toughest for U.S. equity markets as the S&P 500 declined 13.9% and was down 8.7% for the first nine months of the year.

However, a turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter, allowing the S&P 500 to finish the year in positive territory. Investor confidence improved as economic data supported the fact that the U.S. is not headed towards a recession, and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis. Positive economic surprises in December included an upward move in the Institute for Supply Management Manufacturing Survey, a solid increase in the number of housing starts, and declines in initial jobless claims. There were also significant policy developments in Europe. The ECB took aggressive actions to support the banking system as it cut interest rates for the second time in as many months by 0.25% to 1.00%, reduced reserve requirements for European banks from 2.0% to 1.0%, and announced it would conduct two long-term refinancing operations (LTROs) with a maturity of 36 months and an option for banks to repay after one year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Balanced Portfolio (“Portfolio”) returned 3.60%. By comparison, its primary and secondary benchmarks, the Barclays Capital U.S. Aggregate Bond Index and the S&P 500, returned 7.84% and 2.11%, respectively.

STRATEGY REVIEW

BlackRock Financial Management, Inc.

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. Although our duration and curve stance was beneficial during certain parts of the year, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to fears of a global slowdown and persistent sovereign debt problems in Europe. Throughout the 12-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk), and underweight in government-owned/government-related sectors. Spread sectors performed well in the first half of the year and toward year-end amid improving economic fundamentals and accommodative monetary policy. However, volatility dominated the markets for most of the year and caused periods in which investor sentiment switched to “risk off” mode, resulting in spread sectors dramatically underperforming U.S. Treasury securities. On balance, the Portfolio’s sector allocation had a negative impact on performance for the period as a whole. During the period, we increased the Portfolio’s quality profile and level of liquidity in an effort to limit volatility from exogenous factors, mostly emanating from Europe. We tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. We slightly reduced the Portfolio’s exposure to non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities. To increase portfolio liquidity, we added to the Portfolio’s agency MBS and U.S. Treasury holdings during the latter half of the period. The Portfolio maintained an up-in-quality bias, which was a positive relative contributor to performance within risk sectors since lower quality securities struggled during periods of risk aversion. Also contributing positively to performance was security selection within securitized products such as agency MBS and asset-backed securities. In addition, an out-of-index allocation to non-agency MBS helped performance early in the period. Finally, exposure to high-quality foreign agency debt was a positive factor for the Portfolio. Toward period end, the Portfolio adopted a somewhat more constructive stance on credit by reducing duration and adding to corporate credit in particular.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

J.P. Morgan Investment Management Inc.

The strategy underperformed its benchmark in 2011 as stock selection in consumer cyclical, utilities and basic materials sectors detracted from performance.

Within the telecommunications sector, Sprint Nextel Corp (“Sprint Nextel”). detracted from performance over the fourth quarter and year. Shares dropped earlier in the year after the company reported disappointing margins, driven by increased second-quarter expenses, including higher promotion costs. Additionally, Sprint Nextel announced a network rebuild plan that is expected to hurt margins moving forward. We have reduced our position in the company due to the uncertainty surrounding the release of the Apple iPhone and the expected negative impact of the new rebuild plan. Within the pharmaceutical and medical technology sector, a position in pharmaceutical company Dendreon detracted from performance for the year, having never recovered from the tumble in August. The company owns global rights to Provenge, a personalized vaccine for prostate cancer, which should be competitively positioned to increase penetration and benefit from long-term patent protection. However, shares fell after Dendreon missed second-quarter earnings and removed guidance, challenged by a slower-than-expected product adoption and lessened visibility into future revenue growth. With the lack of nearer-term catalyst given lackluster growth so far, we sold the position even though we believe in the differentiated offering and end demand. Within the basic materials sector, an overweight position in Alcoa, Inc. (“Alcoa”) detracted from returns over the quarter and year. Shares of the aluminum producer fell after the company reported weaker-than-expected earnings earlier in the year. Margins saw some pressure, as currency, electricity, oil, and material costs adversely impacted results, while growth in industrial, aerospace, and auto demand was limited. Despite disappointing results, we continue to believe that demand should increase in Alcoa’s core markets and abroad.

On the positive side, stock selection in the systems and network hardware, health services and systems, and energy sectors contributed to returns.

Within the media sector, CBS Corp. contributed to performance over the fourth quarter as well as the year. Throughout the year, the media giant saw strength in its advertising sales and pricing power. Additionally, CBS Corp. reported strong revenues across business segments, including international syndication and better costs. Moving forward, we have maintained an overweight position in CBS Corp. as the company is still attractively valued and has appealing long-term growth prospects. Within the pharmaceutical and medical technology sector, an overweight in Biogen Idec, Inc. was a top contributor to performance for the year. The company had solid earnings growth driven by revenue generation from its leading products, as well as encouraging clinical results of its new oral compound for multiple sclerosis. Given its strong biotechnology franchise with a promising product pipeline, we believe Biogen Idec, Inc. is one of the top names in the sector and, with focus on research and development, it is well positioned to differentiate itself from peers for market-share gain and long-term growth. Within the systems hardware sector, an overweight in Apple, Inc. performed well. Apple, Inc. demonstrated strong earnings driven by profitability in iPhones and iPads. Apple, Inc. has developed an ecosystem that that drives consumer taste and behavior and creates an effective barrier to entry. As the company looks attractively valued based on normalized earnings, we believe that it is strongly positioned, should continue to execute well and gain share in the rapidly growing mobility and tablet markets.

From a style perspective, we saw a reversal in a trend that has occurred over the past few years as larger stocks outperformed smaller stocks. The S&P 500 rose a modest 2.11%, outperforming the 4.18% loss for the Russell 2000® Index. Market leadership in 2011 was narrow as traditional valuation measures, with the exception of dividend yield, did not work. Of the major style categories, large-cap growth was the top performer as investors sought companies best positioned to maintain earnings growth in what is expected to be a below-trend growth environment. When looking at sectors within the S&P 500 Index, the utilities sector was clearly the standout, returning 19.9% and benefiting from investor appetite for dividends and greater earnings stability. The laggard in 2011 was the financials sector, losing, 17.1% as the group continued to wrestle with regulatory uncertainty, record-low interest rates and muted revenue growth.

The Portfolio uses interest rate derivative instruments, which may include futures contracts or options, mainly for the purpose of managing risks relating to portfolio duration and yield curve positioning. The Portfolio may also trade foreign currency exchange contracts or use foreign currency derivatives to manage currency risk in the Portfolio. During the period, derivatives had minimal impact on performance.

Matthew Marra	Raffaele Zingone, CFA
Rick Rieder	Scott Blasdell, CFA
Eric Pellicciaro	Terance Chen

Co-Portfolio Managers	Co-Portfolio Managers
BlackRock Financial Management, Inc.	J.P. Morgan Investment Management, Inc.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Despite unusual volatility, the market ended 2011 pretty much where it started, thanks to a rally at the end of the year. Global macro developments drove performance across markets all year long, especially in the second half of the year. Risk sensitivity played the central role in both intraday and day-to-day movement of broad market indices. Volatility climbed during the spring and stayed elevated through the year’s end. Correlation among, and within, asset classes rose to record levels, turning equity markets episodically into one-way bets. Markets rewarded low-risk, high-quality stocks with strong momentum, particularly during the middle two quarters.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Large Value Portfolio (“Portfolio”) returned 2.32%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the Standard & Poor’s 500® Index, returned 0.39% and 2.11%, respectively.

STRATEGY REVIEW

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach. We are fully invested in U.S. equities, we avoid broad sector bets, and we take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

Over the course of the erratic year, our focus on holding companies with effective (and efficient) management, and avoiding the contrary, was critical to our success, notably in the technology sector. For example, not holding Hewlett-Packard, a company with poor long-term growth prospects relative to its peers, added to the bottom line. Avoiding companies with weak earnings momentum, such as Bank of America, Morgan Stanley, and Goldman Sachs, also contributed positively to relative return. Even the value component of our work, despite strong headwinds to value investing in general, benefitted the Portfolio, supporting our picks in the healthcare and energy sectors.

Although our stock selection worked well overall, it was less successful in the materials sector due to weakness in copper prices as holding Freeport-McMoRan Copper & Gold, Inc. detracted from the Portfolio. That said, given our diversification at the individual stock level and the benchmark’s relatively small allocation to this sector, the impact was minimal.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Martha E. Ortiz

R. Brian Wenzinger

Christopher J.W. Whitehead

Co-Portfolio Managers

Aronson Johnson Ortiz, LP

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

Despite unusual volatility, the market ended 2011 pretty much where it started, thanks to a rally at the end of the year. Global macro developments drove performance across markets all year long, especially in the second half of the year. Risk sensitivity played the central role in both intraday and day-to-day movement of broad market indices. Volatility climbed during the spring and stayed elevated through the year’s end. Correlation among, and within, asset classes rose to record levels, turning equity markets episodically into one-way bets. Markets rewarded low-risk, high-quality stocks with strong momentum, particularly during the middle two quarters.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Large Core Portfolio (“Portfolio”) returned 3.51%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the Standard & Poor’s 500® Index, returned 1.50% and 2.11%, respectively.

STRATEGY REVIEW

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach. We are fully invested in U.S. equities, we avoid broad sector bets, and we take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

Over the course of the erratic year, avoiding companies with weak earnings momentum, such as Bank of America and Citigroup, Inc., was critical to our success. Our focus on companies with effective (and efficient) management also added value in 2011, notably in the technology sector. For example, underweighting Hewlett-Packard, a company with poor long-term growth prospects relative to its peers, contributed positively to performance. Even the value component of our work, despite strong headwinds to value investing in general, added to the bottom line, with our measure of price-to-sales supporting our healthcare picks Aetna, Inc., Humana, Inc., and UnitedHealth Group, Inc.

Although our stock selection worked well overall, it was less successful in the materials sector due to weakness in copper prices. Holdings in Teck Resources, Freeport-McMoRan Copper & Gold, Inc., and Southern Copper all detracted from the Portfolio. That said, given our diversification at the individual stock level and the benchmark’s relatively small allocation to this sector, the impact was minimal.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Martha E. Ortiz

R. Brian Wenzinger

Christopher J.W. Whitehead

Co-Portfolio Managers

Aronson Johnson Ortiz, LP

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

The U.S. stock market rallied strongly in the first several months of the reporting period on indications of continued global expansion, but relinquished much of its advance through the end of the year as investors’ worries about government debt and slowing economic growth drove heightened volatility.

Solid corporate earnings gains and continued spending, both corporate and personal, provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

The U.S. economy finished the year on firmer footing as fears of an autumn slowdown failed to materialize. Into year-end, most economic indicators, including employment, manufacturing, and housing, signaled accelerating improvement. While the pace of economic growth remained subpar, the end of year strength put to rest fears of another recession. The resilience of the U.S. economy was noteworthy in light of the magnitude of global macroeconomic and political shocks, and the inability of the U.S. House and Senate to overcome differences and to find a compromise.

Wellington Management Company, LLP

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the Eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Markets ended the year on a positive note in the final month of the period with encouraging employment and manufacturing data in the U.S.

In this environment, seven of the ten sectors in the Russell 1000 Growth Index (+2.6%) posted positive returns during the period. The Utilities (+19.9%) and Consumer Staples (+15.3%) sectors increased the most, while the Materials sector (-9.8%) and Industrials (-2.5%) sectors posted the largest declines for the year.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Large Growth Portfolio (“Portfolio”) returned (1.78)%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the Standard & Poor’s 500® Index, returned 2.64% and 2.11%, respectively.

STRATEGY REVIEW

Jennison Associates, LLC

The Portfolio is built from the bottom up, based on the fundamentals of individual companies. Consumer staples holdings generated the Portfolio’s largest returns, although an underweight position in the sector hurt performance relative to the benchmark. Natural foods retailer Whole Foods Market, Inc. climbed on strong sales trends and market share gains. Estee Lauder Cos., Inc.’s strong revenue and earnings were fueled by successful new product launches and increased market penetration, particularly in emerging markets.

An overweight position in consumer discretionary worked well, but stock selection in the sector detracted from relative return, as Marriott International’s (“Marriot”) decline moderated Starbucks Corp.’s strong advance. Marriott, one of the world’s leading hoteliers, was hit by concerns that it would be hurt by anemic economic growth. Starbucks Corp. benefited from strong domestic and international growth, and enthusiasm about its expanded presence in the premium single-cup coffee market.

Stock selection was detrimental in energy, financials, and health care. In energy, oil services company Schlumberger, Ltd. was adversely affected by falling energy prices. It continues to develop new products and technologies providing dominant market share in what we consider important secular growth markets. In the financials sector, Goldman Sachs Group, Inc.’s decline reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. In health care, Illumina, Inc. (“Illumina”) was hurt by purchasing delays caused by research funding concerns. It develops genotyping, next-generation sequencing, and gene-expression tools to isolate and analyze genetic information. The commercialization of gene-based medicine is still in its early stages, and the opportunity for growth in Illumina’s core business remains strong in our view, despite near-term headwinds.

Stock selection benefitted relative return in Industrials, where Precision Castparts Corp. rose on an improved outlook for its industrial gas turbine operations and solid growth in its investment cast products and forged products aerospace business.

Several information technology holdings posted substantial gains. MasterCard, Inc.’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve limited debit-transaction fees charged by banks less onerously than had been feared. Apple, Inc.’s financial results beat consensus forecasts, as sales of iPhones and iPads continued to impress. Detractors of note in the Information Technology sector included internet protocol routing company Juniper Networks, Inc., which was hurt by a deteriorating macroeconomic backdrop. NetApp, Inc.’s earnings were in line with consensus projections, but revenues were shy of estimates, and sales guidance came in below consensus forecasts.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Growth Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

Wellington Management Company, LLP

The Portfolio’s investment process leverages the extensive research resources of Wellington Management and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the Portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

The Portfolio underperformed its benchmark primarily due to security selection. During the period, positive relative results from security selection in the health care and consumer discretionary sectors was not enough to offset weaker stock selection within information technology and materials. Sector allocation, a result of bottom-up stock selection, also detracted from relative performance, due largely to an underweight position in consumer staples.

The Portfolio’s largest relative detractors during the period included natural resources company Teck Resources, Ltd., an underweight position in tobacco company Philip Morris International, Inc., and provider of storage and data management solutions company NetApp, Inc. The Portfolio’s positions in Oracle Corp. and Walter Energy, Inc. also hurt absolute performance results during the period.

The Portfolio’s largest contributors to relative performance during the period included diversified health and “well-being” company UnitedHealth Group, Inc., global integrated hardware, software, and IT services company International Business Machines Corp., and Internet and software services company IAC/InterActiveCorp. The Portfolio’s position in Apple, Inc. also contributed positively to returns during the year.

As of the end of the period, the Portfolio was most overweight the information technology sector, and most underweight the consumer staples sector.

The Portfolio did not utilize derivatives during the period.

Blair A. Boyer	Paul E. Marrkand, CFA
Michael A. Del Balso
Spiros “Sig” Segalas

Co-Portfolio Managers	Portfolio Manager
Jennison Associates LLC	Wellington Management Company, LLP

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Cramer, Rosenthal, McGlynn, LLC

As in the third quarter, business and investor confidence has been shaken and it will take time for business leaders to be comfortable making long-term commitments. The same seems to apply to investors. We understand the trepidation when on any given day, a news headline can appear out of nowhere to dramatically upset the capital markets. We are disappointed in our investment results for the second half of 2011, but remain very encouraged by the opportunities afforded us for the coming year. The characteristics we seek are abundant: the low growth/short business cycle is compelling management to more aggressively manage their assets, leading to numerous change dynamics; low free cash flow valuations are prevalent; corporations have historically strong balance sheets; and, finally, there is a significant amount of investor anxiety, which leads to behavioral overreaction/relative neglect. By staying true to our investment approach, we are confident that our stock selections will be validated in the coming quarters.

J.P. Morgan Investment Management Inc.

The year 2011 will be marked as one most equity investors are glad to see pass. Cultural revolutions, earthquakes and tsunamis, ratings downgrades of major economies, and extraordinary political events dominated the investment landscape. Volatility in the U.S. equity markets was at the highest levels since the 2008–2009 financial crisis. The year started off strong with yet another quarter of solid results from U.S. companies, including a 10% year-over-year increase in revenue, and the eighth-consecutive quarter of better-than-expected earnings. By the middle of the first quarter, however, investors were once again faced with rising uncertainty as various conflicts in the Middle East pushed oil prices higher, followed by a devastating earthquake and subsequent tsunami in Japan.

Attention quickly shifted to Europe as the sovereign debt crisis intensified. At the end of June, a Greek default was narrowly averted when the parliament approved new austerity measures allowing bailout funds to be released. As contagion spread to core Europe, the European Central Bank (“ECB”) reluctantly initiated its Securities Markets Program in August by purchasing Italian and Spanish bonds in the secondary market. Meanwhile, the United States came extremely close to a default as politicians agreed at the last minute to raise the debt ceiling. Even so, Standard & Poor’s downgraded the U.S. sovereign rating from AAA to AA+. The Federal Reserve (“Fed”) announced that it would keep interest rates exceptionally low through mid-2013. Additionally, in September, the Fed introduced a new monetary easing policy termed “Operation Twist,” essentially a maturity extension program intended to put downward pressure on longer-term interest rates.

However, a turn in sentiment led U.S. equity markets to rally sharply in the fourth quarter. Investor confidence improved as economic data supported the fact that the U.S. is not headed towards a recession, and European policymakers took bolder actions in their efforts to stave off a sovereign debt crisis. Positive economic surprises in December included an upward move in the Institute for Supply Management Manufacturing Survey, an increase in the number of housing starts, and declines in initial jobless claims.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Mid Value Portfolio (“Portfolio”) returned (2.19)%. By comparison, its benchmark, the Russell Midcap® Value Index (“Russell Midcap® Value”), returned (1.38)%.

STRATEGY REVIEW

Cramer, Rosenthal, McGlynn, LLC

2011 was a tale of two halves for the Portfolio as the first half of the year was marked by continued differentiation which provided for a more favorable environment for our bottom up style of investing. During the first half of 2011, our research was rewarded as investors differentiated among those companies with better fundamentals, and we experienced a period of better relative performance. The strategy outperformed the Russell MidCap® Value by approximately 200 basis points year-to-date through 6/30/2011 and was ahead by approximately 500 basis points on a one year basis as of 6/30/11. During the second half of 2011, the declining trend across stock correlations dramatically reversed as the markets finished a tumultuous third quarter, and then rapidly rebounded in early October on stronger U.S. economic data and a potential plan to stabilize the Eurozone, sustaining these gains into year end. This type of an environment was very challenging for the Portfolio as many of the stocks which outperformed during the first half retreated in the second half.

Amidst this backdrop, third quarter corporate earnings were once again robust with 70% exceeding forecasts, but reflected a slowing trend. The stock prices of the 30% who disappointed were treated very harshly as investors shed companies exhibiting any kind of difficulty regardless of valuation or long term investment appeal. Unfortunately, we had our fair share of such stocks across the mid cap value strategy during the fourth quarter, including positions such as Rovi Corp. and BMC Software, Inc.

After a strong start to the year, our healthcare stocks also significantly lagged the market in the second half. The primary factors continue to be: low utilization trends resulting from sustained high unemployment, more consumer driven healthcare plans, the residual impact of Food and Drug Administration/U.S. Department of Justice enforcement action, and peer medical journals/media criticism of the efficacy of some therapies. The FDA has stepped up its quality control compliance and Hospira, Inc. (“Hospira”) is in the process of remediating these functions at its largest domestic plant. Hospira will spend $300 million over 2+ years, most of it non-recurring. While near term earnings are depressed, the earnings power is not meaningfully compromised, and yet the stock has declined by 40% since our purchase last spring. Two other medical product companies, Stryker Corp. and St. Jude Medical, Inc., have suffered 30%+ declines since last spring and trade at multiples similar to Hospira. Despite these challenges, our stock selection was rewarded across other areas of the Portfolio and some of our top holdings were among the leading contributors for the year which included El Paso Corp., Tyco International, Ltd., Viacom, NYSE Euronext and Baker Hughes.

J.P. Morgan Investment Management Inc.

The Portfolio outperformed the Russell Midcap® Value during 2011, primarily due to a combination of stock selection and an overweight in the consumer discretionary sector, along with stock selection in the materials sector. Stock selection was positive in 9 out of 10 GICS

Transamerica Partners Portfolios	Page 11	Annual Report 2011

Transamerica Partners Mid Value Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

(Global Industry Classification Standard) sectors for 2011. An overweight in the telecommunication services sector and an underweight in the utilities sector detracted from results.

The Williams Cos., Inc. (“Williams Cos.”), an integrated natural gas company, was one of the top contributors to performance. Shares rallied on the announcement that Williams Cos. will be separated into two publicly traded companies. The restructuring plan calls for the separation of the company’s exploration and production business via an initial public offering (IPO) of up to 20% of its interest. The remaining interest is expected to be distributed to Williams Cos.’s shareholders via a tax-free spin-off in 2012. After the separation of the exploration and production segments is complete, Williams Cos. will be an operator of midstream infrastructure and natural gas pipeline assets. Also helping to propel the stock’s advance was the company’s announcement that it would increase its quarterly dividend.

Detracting from performance was Newfield Exploration Co. (“Newfield”), an independent oil and gas company. The stock underperformed during the period as the company announced that second-quarter production would be hurt by mechanical issues with equipment off the shores of Malaysia. The company also announced an increase in capital spending, which disappointed investors as there was no corresponding increase in production announced in association with the additional spending. We view the decline in production as temporary. Newfield has multiple fields under development, which have the potential to drive earnings growth going forward. Some of the more promising projects include development of the Southern Alberta Basin in Montana, where all wells to date have successfully uncovered oil deposits, and recently purchased acreage in the Uinta Basin in Utah.

Jay B. Abramson	Gloria Fu, CFA
Robert L. Rewey, III	Lawrence Playford, CFA
Jonathan K.L. Simon

Co-Portfolio Managers	Co-Portfolio Managers
Cramer, Rosenthal, McGlynn, LLC	J.P. Morgan Investment Management Inc.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios	Page 12	Annual Report 2011

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Despite strong relative performance through the end of November that had Transamerica Partners Mid Growth Portfolio within 100 basis points of the benchmark for the year, a perverse market during December rewarded market laggards and punished winners, resulting in a very poor month and a weak quarter. We describe the market as “perverse” due to its apparent reward of weak fundamentals and punishment of strong fundamentals. From a macroeconomic perspective, this is likely a symptom of financial anxiety causing investors to sell winners and hedge funds to cover their offsetting shorts. Regardless of the cause, the outcome was both disappointing and frustrating.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Mid Growth Portfolio (“Portfolio”) returned (6.90)%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned (1.65)%.

STRATEGY REVIEW

Contributors to performance over the last year were Alexion Pharmaceuticals, Inc., Cabot Oil & Gas Corp., and SINA Corporation. Alexion Pharmaceuticals, Inc., a biotechnology company that sells a drug named Soliris for a genetic blood disorder called PNH, rose due to financial results that continue to exceed forecasts as the drug reaches new markets, and its patient base grows through longer survival. Cabot Oil & Gas Corp., an energy company focused on the development of natural gas reserves in the Pennsylvania Marcellus shale, increased. The company possesses what may be some of the most productive natural gas acreage in North America. SINA Corporation, the leading Chinese Internet portal, climbed as it benefited from the rapid adoption of the Internet in the world’s most populous country. Beyond financial results, which exceeded forecasts, Weibo, Sina’s Twitter-like service, continued to experience rapid subscriber growth.

The largest detractors from performance were Patterson-UTI Energy, Inc., DeVry Inc., and McDermott International Inc. Patterson-UTI Energy Inc., a provider of services to exploration and production companies, declined due to fears that land drilling activity would collapse as a result of economic weakness and lower oil prices. McDermott International, Inc., an engineering and construction company, fell despite a significant increase in bidding activity due to weaker profit margins that caused financial results to disappoint investors. Although DeVry Inc., a post-secondary education company, had successfully resisted the regulatory and economic pressures that bedeviled many of its competitors, it finally succumbed just as the environment seemed to be improving.

Environmental uncertainties are likely to continue dominating the investment landscape during 2012, obscuring company-specific results and making the stock market reluctant to pay for strong fundamentals. Although a global monetary easing cycle is now in place, resolutions to the European and U.S. debt crises are not yet in sight. In this uncertain environment, the market’s investment horizon may remain short, offsetting strong earnings growth with valuation compression. Though we understand that the market may not pay for strong results until macroeconomic uncertainty begins to subside, we will continue to do our best to keep our portfolios stocked with positively surprising fundamentals in the anticipation of eventual reward.

Entering the year we are most overweight technology, where a variety of secular trends support growth. We are also overweight consumer discretionary shares, where strong product and company-specific stories prevail, supported by recently improved domestic economic activity. Conversely, we are most underweight financials, where deleveraging continues to weigh on loan growth and reregulation threatens profitability. We are also underweight materials shares, preferring domestic shale energy exposure over global commodities at risk from weak economic activity.

Clifford Fox, CFA

Michael Iacono, CFA

Katerina Wasserman

Columbus Circle Investors

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios	Page 13	Annual Report 2011

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period; however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the Eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Despite these lingering concerns, markets ended the year on a positive note in the final month of the period in response to encouraging employment and manufacturing data in the U.S.

In this environment, seven of the ten sectors in the Russell 2000® Value Index (“Russell 2000® Value”) (-5.5%) posted negative returns for the period. The energy and telecommunication services sectors declined the most, while the utilities sector performed best.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Small Value Portfolio (“Portfolio”) returned 1.35%. By comparison, its benchmark, the Russell 2000® Value, returned (5.50)%.

STRATEGY REVIEW

The Team employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. We take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market. Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or fund measures that otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of our valuation process.

During the period, strong selection in the industrials, financials, and information technology sectors contributed most to outperformance. This was somewhat offset by weaker stock selection within energy and health care. Allocation among sectors, a residual of the bottom-up stock selection process, was modestly negative due to an overweight in Industrials and underweight in utilities.

The Portfolio’s largest contributors to relative performance during the period included Delphi Financial Group, Inc., an insurance holding company specializing in life and disability insurance, inland barge operator Kirby Corp., and Carlisle Cos., Inc., a diversified industrial manufacturer with significant operations in commercial roofing and specialty tires and wheels.

The Portfolio’s largest relative detractors during the period included independent oil and gas exploration and production company Penn Virginia Corp., cleaning products and solutions manufacturer Zep, Inc., and Scorpio Tankers, Inc., a transportation firm focused on seaborne shipments of refined petroleum products. Our position in contract research organization ICON PLC also detracted from relative and absolute results during the period.

The Portfolio’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. As of the end of the period, the Portfolio was most overweight the industrials and consumer discretionary sectors, and most underweight financials. Based on our two- to three-year time horizon, we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

The Portfolio did not utilize derivatives during the period.

Timothy J. McCormack, CFA

Shaun F. Pedersen

Co-Portfolio Managers

Wellington Management Company, LLP

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios	Page 14	Annual Report 2011

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

Fort Washington Investment Advisors, Inc.

Over the last several quarters, the European debt crisis has been at the forefront of investors’ minds with a few diversions from the U.S. debt ceiling negotiations, including the Japanese earthquake, and fears of economic slowdown in China, among others. The markets remain extremely volatile, not only quarter to quarter as evidenced by the last two quarters’ decline and rebound in the Russell 2000® Growth Index, but also on a daily and even intraday basis. Europe will likely remain front and center as a significant amount of debt needs to be refinanced in the first quarter of 2012 alone.

On the positive side of the ledger, however, is a U.S. economy that is quite resilient as various economic reports over the last couple of months have shown modest improvements in employment as well as in the manufacturing sector. In addition, recent coordinated monetary action by the world’s central banks and rate cuts in China may help improve liquidity, sentiment, and economic fundamentals, at least in the near term.

Invesco Advisors, Inc.

U.S. equity markets enjoyed a strong rally in the fourth quarter, as mid-summer concerns over a full-blown financial contagion emanating from Europe did not materialize. Once Eurozone leaders announced their plans to more aggressively manage their sovereign debt problems, investors refocused their attention on investment opportunities in the U.S., where economic news was positive on balance and supportive of the stock market rally. Unemployment continued to inch lower, inflation remained tame as commodity prices slipped, and consumer confidence and spending both increased despite a continued decline in home prices. The Federal Reserve continued to support the recovery by keeping interest rates at zero and indicating no increase until at least mid-2013. On the geopolitical front, the war in Iraq officially ended in December. However, sovereign debt troubles in Europe continue to act as an overhang for the markets and remain the primary risk. In addition, a slowdown in global demand from China as its economy cools is also of concern. Lastly, the U.S. debt burden still lingers given the failure of the Congressional super committee to agree to long-term spending cuts. Despite these issues, the U.S. markets were resilient.

For 2011, the Russell 2000® Index (“Russell 2000®”) returned (4.18)% trailing both its mid-cap and large-cap peers, reversing small-cap’s leadership since 2008. For the third consecutive year, growth stocks outpaced value stocks in both large and small capitization segments, indicating that investors are still focused on growth prospects at this stage in the economic cycle.

Wellington Management Company, LLP

The one-year period ending December 31, 2011 was yet another extremely volatile period for equity markets. Global equities started the year on a strong note and continued to march higher in the first quarter of 2011, driven by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., strong earnings growth, and generally improving economic data. This enthusiasm reversed later in the period, however, as concerns surfaced that the global economy could slip back into recession, resulting in a rapid decline in equity markets. Fears about sovereign debt and solvency in the Eurozone, slowing economic expansion in China and the U.S., and uncertainty about the sustainability of corporate earnings growth combined to produce an extremely volatile stock market, and return correlations among stocks spiked as investors shed risk and fled to safety. Despite these lingering concerns, markets ended the year on a positive note in the final month of the period in response to encouraging employment and manufacturing data in the U.S.

In this environment, seven of the ten sectors in the Russell 2000 Value® Index (-5.50%) posted negative returns for the period. The energy and telecommunication services sectors declined the most, while the utilities sector performed best.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Small Core Portfolio (“Portfolio”) returned (2.19)%. By comparison, its primary and secondary benchmarks, the Russell 2000® and the Standard & Poor’s 500® Index, returned (4.18)% and 2.11%, respectively.

STRATEGY REVIEW

Fort Washington Investment Advisors, Inc.

The sectors with the most positive relative performance for the year include energy, healthcare, materials, consumer discretionary, and industrials. Information technology was the largest detractor from relative performance while consumer staples were a slight negative.

Stocks with the greatest outperformance for 2011 included:

•	Energy – Brigham Exploration, International Coal, and Newpark Resources, Inc.

•	Healthcare – Alexion Pharmaceuticals, SonoSite, and BioMarin Pharmaceuticals, Inc.

•	Materials – LSB Industries, Inc. and Balchem Corp.

•	Consumer discretionary – Tractor Supply Co., 99 Cents Only Stores, and LKQ Corp.

•	Industrials – Wabtec Corp., Clarcor, Inc., and Landstar System, Inc.

•	Technology – Taleo Corp., Mellanox Technologies, Ltd., and MAXIMUS, Inc.

Stocks with the greatest negative impact on the Portfolio included:

•	Technology – Skyworks Solutions, Inc., Oclaro, Riverbed Technology, Inc., and Vistaprint NV

•	Healthcare – Inspire Pharmaceuticals, NxStage Medical, Inc., and United Therapeutics Corp.

•	Consumer discretionary – WMS Industries, Capella Education Co., and PetMed Express

•	Energy – PetroQuest Energy, Inc.

The Portfolio continues to be positioned in companies that we believe can increase sales and profits in spite of the difficult economic and market environment. We continue to look for companies with good business models that 1) generate high levels of cash flow using modest or no financial leverage, 2) have unique products or services that have a competitive, sustainable advantage, and 3) are experiencing improving secular (preferable), or cyclical, fundamentals.

Transamerica Partners Portfolios	Page 15	Annual Report 2011

Transamerica Partners Small Core Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

As of the end of fourth quarter 2011, the Portfolio is positioned as follows:

Overweight Sectors

•	Consumer discretionary – companies focusing on value-conscious consumers, and/or experiencing strong organic top line growth driven by domestic geographic expansion and/or recurring revenue.

•	Healthcare – orphan-drug producers and device manufacturers with new product introductions.

•	Industrials – focus on transportation, niche capital goods, commercial aerospace/defense, electrical equipment companies and companies with recurring revenue.

Underweight Sectors

•	Consumer staples – companies with growth opportunities in Central and South American retailing, food rendering and renewable energy production plus a traditional food producer with new products.

•	Technology – companies that should benefit from the growth of internet traffic and the demand for increased mobility.

•	Materials – makers of specialty chemicals for agricultural, consumer and energy end markets.

•	Energy – Oil service and exploration and production companies that should benefit from domestic onshore shale plays and international offshore oil & gas drilling.

•	Financials – pawn brokers and debt collection companies that should benefit from the continued contraction in consumer credit, higher gold prices and increasing supply of charged off credit card debt.

Invesco Advisors, Inc.

The Portfolio is an active small capitalization strategy designed to capture excess returns through Invesco Global Quantitative Equity’s proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts. To capture excess return, our process 1) systematically evaluates stocks within their respective industries using four key investment concepts: Earnings momentum, price trend, management action, and relative value, and 2) constructs the Portfolio and manages risk to limit the impact of unintended beta, size, and industry biases through an optimization technique that seeks to maximize expected return at a specified level of risk. The research team is dedicated to an on-going effort to identify factors that are strong predictors of return and that also complement our existing stock selection model. Stock selection is expected to be the primary driver of excess returns because we control for risk associated with sector/industry bets, style exposures, and beta. We are also very risk-management driven as the Portfolio has a low tracking error target of 4%.

Our stock selection model’s positive exposures to momentum and earnings yield factors were strong contributors to excess return. Overweighting the consumer services, health care, and energy sectors added value. In addition, having a slightly lower beta than the benchmark helped in the second and third quarters when the market declined.

Stock selection hurt results for the year particularly within basic materials (chemicals, gold), technology (semiconductors, hardware), telecommunications (wireless, telephone), and commercial services (industrial services). Overweighting OM Group, Inc. (chemicals), Imation Corp. (computers & peripherals), IDT Corp. (diversified telecommunication services), and Career Education (industrial services) had the greatest negative impact. Partially offsetting those negative results was selection within financials (REITs), transport (truck/sea/air freight, airlines), and energy (reserves). Specifically, overweighting Extra Space Storage, Inc. (real estate investment trusts), Alaska Air Group (airlines), and W&T Offshore, Inc. (oil, gas & consumable fuels) aided performance.

The Portfolio holds Russell Index futures solely for the purpose of equitizing cash.

Wellington Management Company, LLP

The Team employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. We take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market. Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or fund measures that otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of our valuation process.

During the period, strong selection in the industrials, financials, and information technology sectors contributed most to outperformance. This was somewhat offset by weaker stock selection within energy and health care. Allocation among sectors, a residual of the bottom-up stock selection process, was modestly negative due to an overweight in industrials and underweight in utilities.

The Portfolio’s largest contributors to relative performance during the period included Delphi Financial Group, Inc., an insurance holding company specializing in life and disability insurance, inland barge operator Kirby Corp., and CarlisleCos., Inc., a diversified industrial manufacturer with significant operations in commercial roofing and specialty tires and wheels.

The Portfolio’s largest relative detractors during the period included independent oil and gas exploration and production company Penn Virginia Corp., cleaning products and solutions manufacturer Zep, Inc., and Scorpio Tankers, Inc., a transportation firm focused on seaborne shipments of refined petroleum products. Our position in contract research organization ICON PLC also detracted from relative and absolute results during the period.

Transamerica Partners Portfolios	Page 16	Annual Report 2011

Transamerica Partners Small Core Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do, however, carefully consider diversification across economic sectors to limit risk. As of the end of the period, the Portfolio was most overweight the industrials and consumer discretionary sectors, and most underweight financials. Based on our two- to three-year time horizon, we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Richard R. Jandrain III	Ralph Coutant, CFA	Timothy J. McCormack, CFA
Daniel J. Kapusta	Anthony Munchak, CFA	Shaun F. Pedersen
Bihag N. Patel, CFA	Glen Murphy, CFA
David K. Robinson, CFA	Francis Orlando, CFA
Anthony Shufflebotham, CFA

Co-Portfolio Managers	Co-Portfolio Managers	Co-Portfolio Managers
Fort Washington Investment Advisors, Inc.	Invesco Advisers, Inc.	Wellington Management Company, LLP

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios	Page 17	Annual Report 2011

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The year 2011 was marked by high volatility, record stock correlations, and multiple sentiment reversals. The first half of the year saw moderating, although steady, stock gains driven by improving industrial data and government stimulus. Higher beta sectors like energy, technology and materials led the market in the first quarter, although investors became increasingly risk-averse into late spring as commodity prices began to stall, suggesting a pause in economic growth.

Stock performance flattened and sentiment reversed in the second quarter on uncertainty surrounding the impact of the Japanese earthquake and tsunami. As a result, defensive sectors like consumer staples, healthcare and even telecom began to outperform riskier, higher-beta stocks.

It seemed investor fears were justified, given sharp stock declines in August as business activity slowed to a crawl, raising questions of the sustainability of the global recovery and flaming fears of a double-dip recession. Uncertainty surrounding the Eurozone financial crisis and the U.S. debt ceiling issues led to record stock volatility and historically high correlations. Industrial stocks were particularly hard hit in the third quarter, given close ties to the economic cycle, while the least economically-sensitive stocks like staples, healthcare and real estate investment trusts outperformed.

The year ended with yet another reversal, this time favoring higher beta stocks as economic data showed signs of improvement, including Gross Domestic Product expansion and a healing U.S. jobs market. Energy, industrials, materials and technology sectors carried the Russell 2000® Growth Index (“Russell 2000® Growth”) to the close of 2011, suggesting perhaps an improved outlook for 2012.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners Small Growth Portfolio (“Portfolio”) returned (6.45)%. By comparison, its benchmark, the Russell 2000® Growth, returned (2.91)%.

STRATEGY REVIEW

Consumer discretionary continued to be a top contributor to the Portfolio’s performance again this year due primarily to strong stock selection, while an underweight position relative to the benchmark produced a modest headwind to returns. Given a robust spending environment in 2010 and falling consumer confidence levels into 2011, we preferred a modest underweight versus the benchmark. Instead, we remained focused on quality companies with strong positioning and momentum. Two top performers were Domino’s Pizza, Inc. and Genesco, Inc., both of which also benefited from secular themes in their respective industries.

Strong stock selection in the materials sector also contributed to the Porfolio’s performance. Although our slight overweight position created a modest drag, owning key top-performing stocks like Buckeye Technologies, Inc. and Rock-Tenn in the sector produced meaningful outperformance.

Technology was a significant detractor to performance for the year. High-valuation, high-beta stocks saw continued momentum into the first quarter as investors sought more risk. Given our focus on high quality growth companies with reasonable valuations, we did not participate in this high valuation trade, and saw performance suffer as a result. Towards the end of the year, some of our technology stocks experienced macro-related missteps and posted weak earnings results. In general, weak stock selection coupled with an unfavorable environment that rewarded high-flying stocks led the Portfolio to underperform within this sector.

For several years now the market has been trading less on company-specific fundamentals and more so on macro headlines, which we don’t view as sustainable. The middle of 2011 saw the re-emergence of the long-term trend where higher quality companies outperform their lower quality counterparts. We believe this heralded an environment with new market leadership, where quality company fundamentals will once again begin reasserting themselves in driving stock price performance. It is this type of environment where the Portfolio’s investment process has delivered some of the strongest relative performance in our 13 year history, leading to our high conviction and confidence level that our focus on quality companies with solid cash generation and strong balance sheets will be rewarded in 2012.

Mark D. Garfinkel, CFA

James N. Behre

Co-Portfolio Managers

Perimeter Capital Partners LLC

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios	Page 18	Annual Report 2011

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

Market conditions for the annual reporting period January 1, 2011 through December 31, 2011 were challenging. Myriad events caused turbulence in global equity markets throughout the year, such as the unrest in the Middle East and North Africa, the Japanese earthquake and Thailand flooding, and the European sovereign debt crisis. These events led investors to seek safety in the form of more defensively-oriented stocks and dividend oriented companies.

The market environment continues to be dominated by uncertainty and concerns surrounding the future of Europe’s economy and the Euro. Western Europe represents approximately 18% of global Gross Domestic Product, significant enough to create disruptions in other economies and in the global financial markets. The subdued performance of major financial institutions in Europe mirrors the low expectations investors have for these systemically important entities going forward. Our portfolio has fewer holdings tied primarily to the European economy than in past periods, reflecting the uncertainty of the outlook for the region. Successful resolution of the European financial crisis would presumably go a long way toward bolstering investor confidence in global securities markets, but the core issue of a lack of united fiscal and monetary policy in the region persists. While we have been mindful of maintaining healthy exposure to more defensively positioned companies, certain factors that could hamper global progress have not come to pass, including a potential hard landing for China and a recession in the U.S. In the months ahead, we are hopeful that the environment will improve in Europe. Meanwhile, many of the hurdles facing the region are seemingly priced into current valuations, which appear compelling.

PERFORMANCE

For the year ended December 31, 2011, Transamerica Partners International Equity Portfolio (“Portfolio”) returned (13.51)%. By comparison, its benchmark, the Morgan Stanley Capital International All Country World ex-U.S. Index (“MSCI ACWI ex-US”), returned (13.33)%.

STRATEGY REVIEW

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. For the calendar year 2011, the Portfolio underperformed relative to the MSCI ACWI ex-US, largely due to stock selection in the financials, energy and health care sectors.

Relative performance was strongest in the consumer discretionary and industrials sectors, primarily due to stock selection. On a country basis, top contributors to relative return were Germany, Canada and South Korea. British American Tobacco PLC, Canadian National Railway Co. and ARM Holdings PLC (“ARM”) were the Portfolio’s top contributors to return for the annual period. British American Tobacco PLC is a defensively positioned company with a leadership position in its markets, pricing power, and a healthy balance sheet. Canadian National Railway Co. was helped by expansion of its port activity, allowing increased trading of U.S. and Canadian goods to and from Asia. Due to solid management execution and a focus on high quality and relatively inexpensive products, ARM has cemented its status as the top designer of chips for mobile phones, powering more than 90% of all handsets while taking market share from Intel in the personal computer sector.

Relative performance was weakest in the financials, energy and health care sectors due to stock selection. China, Taiwan and the Netherlands had the weakest relative performance from a geographic perspective. The largest detractors from performance were HTC Corp. (“HTC”), Credit Suisse Group AG and ArcelorMittal. Patent litigation issues and a loss of market share, partially attributed to product cycle and poor shipment development in the U.S., weighed on HTC. Along with sovereign debt concerns, profitability at Credit Suisse Group AG is being impacted by regulatory requirements in its investment banking unit and a risk-averse low interest rate environment in its wealth management business. ArcelorMittal suffered from a global decline in demand for steel, and the inability to take advantage of emerging market growth as shifting currency valuations reduced cost effectiveness in large markets including Brazil.

The Portfolio’s derivative positions, which were limited to currency forward contracts, were beneficial to annual performance.

William V. Fries, CFA

Wendy Trevisani

Lei Wang, CFA

Co-Portfolio Managers

Thornburg Investment Management, Inc.

Transamerica Partners Portfolios	Page 19	Annual Report 2011

Schedules of Investments Composition

At December 31, 2011

(the following charts summarize the Schedule of Investments of each portfolio by asset type.)

(unaudited)

Transamerica Partners Money Market Portfolio	% of Net Assets
Commercial Paper	21.9%
Repurchase Agreement	17.4
Certificate of Deposit	16.7
Short-Term U.S. Government Obligation	16.2
U.S. Government Obligation	10.7
U.S. Government Agency Obligation	8.1
Corporate Debt Security	4.8
Short-Term Foreign Government Obligation	2.7
Other Assets and Liabilities - Net	1.5

Total	100.0%

Transamerica Partners High Quality Bond Portfolio	% of Net Assets
Corporate Debt Security	37.8%
Asset-Backed Security	28.4
Mortgage-Backed Security	18.3
Securities Lending Collateral	7.8
U.S. Government Obligation	4.9
U.S. Government Agency Obligation	4.8
Repurchase Agreement	3.4
Foreign Government Obligation	1.9
Other Assets and Liabilities - Net	(7.3)

Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio	% of Net Assets
U.S. Government Obligation	94.4%
Repurchase Agreement	4.3
Securities Lending Collateral	0.8
Structured Note Debt	0.5
Foreign Government Obligation	0.3
Purchased Swaption	0.3
Mortgage-Backed Security	0.1
Purchased Option	0.0 *
Other Assets and Liabilities - Net(A)	(0.7)

Total	100.0%

Transamerica Partners Core Bond Portfolio	% of Net Assets
U.S. Government Agency Obligation	49.9%
Corporate Debt Security	31.4
Mortgage-Backed Security	11.4
U.S. Government Obligation	7.6
Repurchase Agreement	7.3
Asset-Backed Security	4.8
Securities Lending Collateral	3.8
Foreign Government Obligation	3.6
Preferred Corporate Debt Security	0.3
Municipal Government Obligation	0.3
Convertible Bond	0.1
Purchased Swaption	0.1
Preferred Stock	0.1
Common Stock	0.0 *
Purchased Option	0.0 *
Warrant	0.0 *
Other Assets and Liabilities - Net(A)	(20.7)

Total	100.0%

Transamerica Partners High Yield Bond Portfolio	% of Net Assets
Corporate Debt Security	90.7%
Loan Assignment	5.6
Repurchase Agreement	0.7
Common Stock	0.7
Convertible Preferred Stock	0.3
Preferred Stock	0.2
Preferred Corporate Debt Security	0.0 *
Convertible Bond	0.0 *
Warrant	0.0 *
Investment Company	0.0 *
Right	0.0 *
Other Assets and Liabilities - Net	1.8

Total	100.0%

Transamerica Partners Balanced Portfolio	% of Net Assets
Common Stock	58.7%
U.S. Government Agency Obligation	21.9
Securities Lending Collateral	18.9
Corporate Debt Security	12.9
Mortgage-Backed Security	5.5
Repurchase Agreement	3.7
Foreign Government Obligation	2.1
Asset-Backed Security	2.0
U.S. Government Obligation	1.4
Preferred Corporate Debt Security	0.2
Preferred Stock	0.1
Municipal Government Obligation	0.1
Warrant	0.0 *
Purchased Option	0.0 *
Other Assets and Liabilities - Net(A)	(27.5)

Total	100.0%

Transamerica Partners Large Value Portfolio	% of Net Assets
Common Stock	98.6%
Securities Lending Collateral	3.8
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(3.7)

Total	100.0%

Transamerica Partners Large Core Portfolio	% of Net Assets
Common Stock	97.9%
Securities Lending Collateral	3.3
Repurchase Agreement	1.9
Other Assets and Liabilities - Net	(1.3)

Total	100.0%

Transamerica Partners Large Growth Portfolio	% of Net Assets
Common Stock	99.5%
Securities Lending Collateral	3.5
Repurchase Agreement	0.4
Other Assets and Liabilities - Net	(3.4)

Total	100.0%

Transamerica Partners Mid Value Portfolio	% of Net Assets
Common Stock	97.1%
Securities Lending Collateral	5.0
Repurchase Agreement	2.2
Other Assets and Liabilities - Net	(4.3)

Total	100.0%

Transamerica Partners Portfolios		Annual Report 2011

Schedules of Investments Composition

At December 31, 2011

(the following charts summarize the Schedule of Investments of each portfolio by asset type.)

(unaudited)

Transamerica Partners Mid Growth Portfolio	% of Net Assets
Common Stock	99.8%
Securities Lending Collateral	25.7
Repurchase Agreement	0.3
Other Assets and Liabilities - Net	(25.8)

Total	100.0%

Transamerica Partners Small Value Portfolio	% of Net Assets
Common Stock	97.4%
Securities Lending Collateral	25.7
Repurchase Agreement	2.6
Other Assets and Liabilities - Net	(25.7)

Total	100.0%

Transamerica Partners Small Core Portfolio	% of Net Assets
Common Stock	98.2%
Securities Lending Collateral	25.7%
Repurchase Agreement	1.4
Investment Company	0.2
Short-Term U.S. Government Obligation	0.1
Other Assets and Liabilities - Net(A)	(25.7)

Total	100.0%

Transamerica Partners Small Growth Portfolio	% of Net Assets
Common Stock	100.1%
Securities Lending Collateral	25.7
Repurchase Agreement	0.3
Warrant	0.0 *
Other Assets and Liabilities - Net	(26.1)

Total	100.0%

Transamerica Partners International Equity Portfolio	% of Net Assets
Common Stock	94.1%
Securities Lending Collateral	4.8
Repurchase Agreement	3.2
Preferred Stock	1.8
Other Assets and Liabilities - Net(A)	(3.9)

Total	100.0%

*	Amount rounds to less than 0.1%.
(A)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency contracts, Futures contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, and Cash Collateral.

Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
COMMERCIAL PAPER ▲ - 21.9%
Capital Markets - 1.5%
Credit Suisse
0.87%, 02/14/2012	$15,250	$15,242
Commercial Banks - 8.8%
Australia & New Zealand Banking Group, Ltd.
0.62%, 02/28/2012 - 144A	12,000	11,994
0.64%, 02/07/2012 - 144A	13,550	13,546
HSBC USA, Inc.
0.24%, 01/23/2012	28,000	27,998
National Australia Funding Delaware, Inc.
0.40%, 01/06/2012 - 144A	24,350	24,349
Nordea Bank Finland PLC
0.36%, 01/11/2012	10,450	10,450
Diversified Financial Services - 5.1%
JPMorgan Chase & Co.
0.02%, 01/04/2012	27,450	27,450
Rabobank USA Financial Corp.
0.70%, 01/12/2012	23,700	23,697
Food Products - 1.9%
Nestle Capital Corp.
0.10%, 02/03/2012 - 144A	18,900	18,899
Household Products - 1.0%
Procter & Gamble Co.
0.12%, 03/20/2012 - 144A	9,500	9,499
Pharmaceuticals - 3.6%
Johnson & Johnson
0.14%, 04/02/2012 - 144A	24,500	24,496
Novartis Finance Corp.
0.12%, 01/04/2012 - 144A	11,200	11,200

Total Commercial Paper (cost $218,820)		218,820

CERTIFICATES OF DEPOSIT ▲ - 16.7%
Commercial Banks - 16.7%
Bank of Montreal
0.39%, 09/26/2012	11,100	11,100
Bank of Nova Scotia
0.29%, 01/13/2012	20,450	20,450
Barclays Bank PLC
0.51%, 02/06/2012	16,300	16,300
Commonwealth Bank of Australia
0.27%, 05/21/2012 - 144A	26,800	26,800
Royal Bank of Canada
0.25%, 03/12/2012	12,450	12,450
Standard Chartered Bank
0.43%, 02/10/2012	20,150	20,150
Svenska Handelsbanken AB
0.42%, 02/13/2012	15,000	15,000
Toronto-Dominion Bank
0.24%, 02/08/2012	20,300	20,300
Westpac Banking Corp.
0.28%, 05/11/2012	23,400	23,400

Total Certificates of Deposit (cost $165,950)		165,950

CORPORATE DEBT SECURITIES - 4.8%
Commercial Banks - 3.9%
Eksportfinans ASA
0.67%, 03/15/2012 * §	6,600	6,601
0.68%, 03/19/2012 * §	13,200	13,202
Westpac Banking Corp.
0.30%, 02/21/2012 *	18,700	18,717

	Principal (000’s)	Value (000’s)
Diversified Financial Services - 0.9%
JPMorgan Chase & Co.
0.78%, 06/15/2012 *	$8,850	$8,874

Total Corporate Debt Securities (cost $47,394)		47,394

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION ▲ - 2.7%
World Bank Discount Notes
0.05%, 02/01/2012	26,950	26,949
Total Short-Term Foreign Government Obligation (cost $26,949)
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS ▲ - 16.2%
Fannie Mae
0.02%, 01/17/2012	13,350	13,350
0.04%, 04/02/2012	26,950	26,947
0.10%, 03/14/2012	7,250	7,249
Freddie Mac
0.01%, 02/17/2012 - 02/29/2012	22,000	22,000
0.02%, 03/09/2012	6,850	6,850
0.03%, 01/27/2012 - 02/01/2012	32,700	32,700
0.06%, 05/01/2012	8,650	8,649
0.09%, 01/17/2012 - 05/18/2012	43,550	43,543

Total Short-Term U.S. Government Obligations (cost $161,288)		161,288

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.1%
Fannie Mae
0.28%, 07/26/2012 *	27,200	27,222
0.31%, 10/18/2012 *	7,550	7,559
Freddie Mac
0.21%, 05/01/2012 *	13,400	13,405
0.24%, 04/03/2012 *	27,500	27,507
0.26%, 02/16/2012 *	5,400	5,400

Total U.S. Government Agency Obligations (cost $81,093)		81,093

U.S. GOVERNMENT OBLIGATIONS - 10.7%
U.S. Treasury Note
0.63%, 06/30/2012	21,150	21,207
0.88%, 01/31/2012	16,850	16,860
1.00%, 03/31/2012 - 04/30/2012	54,500	54,648
1.13%, 01/15/2012	13,650	13,656

Total U.S. Government Obligations (cost $106,371)		106,371

REPURCHASE AGREEMENTS - 17.4%
Barclays Bank PLC
0.02% ▲, dated 12/30/2011, to be repurchased at $49,900 on 01/03/2012. Collateralized by U.S. Government Obligations, 5.375% - 6.25%, due 5/15/2030 - 2/15/2031, and with a total value of $50,231.	49,900	49,900
Deutsche Bank AG
0.05% ▲, dated 12/30/2011, to be repurchased at $27,100 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 0.6%, due 11/14/2013, and with a value of $27,621.	27,100	27,100

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Goldman Sachs
0.09% ▲, dated 12/30/2011, to be repurchased at $54,600 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 4.00%, due 11/4/2026 - 11/17/2031, and with a total value of $55,366.	$54,600	$54,600
HSBC Bank USA
0.02% ▲, dated 12/30/2011, to be repurchased at $29,730 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 0.00%, due 5/15/2018 - 1/15/2030, and with a total value of $30,325.	29,730	29,730
HSBC USA, Inc.
0.03% ▲, dated 12/30/2011, to be repurchased at $11,500 on 01/03/2012. Collateralized by a U.S. Government Obligation, 2.00%, due 04/30/2016, and with a value of $11,730.	11,500	11,500
State Street Bank & Trust Co.
0.03% ▲, dated 12/30/2011, to be repurchased at $2 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $5.	2	2

Total Repurchase Agreements (cost $172,832)		172,832

Total Investment Securities (cost $980,697)		980,697
Other Assets and Liabilities - Net		14,932

Net Assets		$995,629

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

*	Floating or variable rate note. Rate is listed as of 12/30/2011.
▲	Rate shown reflects the yield at 12/30/2011.
§	Illiquid. At 12/31/2011, the fair value of illiquid investment securities aggregated to $19,803, or 1.99% of the portfolio’s net assets.
Aggregate cost for federal income tax purposes is $980,697, which equals the book cost; therefore, net unrealized appreciation/depreciation is $0.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $140,783, or 14.14%, of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Certificates of Deposit	$—	$165,950	$—	$165,950
Commercial Paper	—	218,820	—	218,820
Corporate Debt Securities	—	47,394	—	47,394
Repurchase Agreements	—	172,832	—	172,832
Short-Term Foreign Government Obligations	—	26,949	—	26,949
Short-Term U.S. Government Obligations	—	161,288	—	161,288
U.S. Government Agency Obligations	—	81,093	—	81,093
U.S. Government Obligations	—	106,371	—	106,371

Total	$—	$980,697	$—	$980,697

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 4.9%
U.S. Treasury Note
0.25%, 10/31/2013 ^	$18,600	$18,602
0.38%, 07/31/2013	4,000	4,010

Total U.S. Government Obligations (cost $22,603)		22,612

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.8%
Fannie Mae
2.50%, 05/15/2014	950	991
4.00%, 12/25/2029 - 07/25/2033	233	234
5.50%, 12/01/2022	660	724
6.00%, 07/01/2014 - 09/01/2014	144	155
Freddie Mac
1.00%, 03/27/2013	5,000	5,042
2.87%, 12/15/2016	57	57
3.38%, 03/15/2018	1,718	1,771
4.00%, 09/15/2016 - 09/15/2017	508	513
5.50%, 04/01/2017	244	264
6.00%, 10/15/2021	720	733
6.50%, 02/01/2013 - 04/01/2013	29	30
Ginnie Mae
4.66%, 12/16/2030 *	818	844
5.59%, 11/20/2059	4,061	4,451
5.65%, 06/20/2059	4,959	5,450
5.75%, 12/15/2022	685	771

Total U.S. Government Agency Obligations (cost $21,776)		22,030

FOREIGN GOVERNMENT OBLIGATIONS - 1.9%
Province of Ontario Canada
2.30%, 05/10/2016 ^	4,795	4,938
Province of Quebec Canada
4.88%, 05/05/2014 ^	3,650	3,981

Total Foreign Government Obligations (cost $8,901)		8,919

MORTGAGE-BACKED SECURITIES - 18.3%
Bear Stearns Commercial Mortgage Securities
Series 2007-PW15, Class A2
5.21%, 02/11/2044	106	106
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A2
3.76%, 04/15/2044 - 144A	3,000	3,123
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 - 144A	2,425	2,432
Series 2005-LP5, Class A2
4.63%, 05/10/2043	1,266	1,268
Series 2006-C8, Class A3
5.31%, 12/10/2046	5,690	5,916
Community Program Loan Trust
Series 1987-A, Class A4
4.50%, 10/01/2018	164	165
Credit Suisse Mortgage Capital Certificates
Series 2007-C5, Class A2
5.59%, 09/15/2040	2,841	2,879
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A2
5.17%, 08/15/2048	2,903	2,941
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1
3.74%, 11/10/2046 - 144A	4,422	4,631

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
DBUBS Mortgage Trust (continued)
Series 2011-LC3A, Class A2
3.64%, 08/10/2044	$1,400	$1,475
GE Capital Commercial Mortgage Corp.
Series 2005-C1, Class A2
4.35%, 06/10/2048	1,005	1,004
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A2
4.31%, 08/10/2042	427	427
Series 2006-GG7, Class A2
5.88%, 07/10/2038 *	18	18
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A4
4.96%, 08/10/2038	3,636	3,668
Series 2006-GG6, Class A2
5.51%, 04/10/2038 *	544	548
Series 2006-GG6, Class AAB
5.59%, 04/10/2038 *	3,718	3,948
Series 2006-GG8, Class AAB
5.54%, 11/10/2039	4,546	4,762
Series 2007-GG10, Class AAB
5.79%, 08/10/2045 *	5,010	5,264
Interstar Millennium Trust
Series 2003-3G, Class A2
1.07%, 09/27/2035 *	155	143
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP7, Class A2
5.86%, 04/15/2045 *	251	252
Series 2007-C1, Class A3
5.79%, 02/15/2051	7,000	7,321
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027 *	4,550	4,574
Series 2005-C7, Class A2
5.10%, 11/15/2030	619	618
Series 2006-C4, Class AAB
5.84%, 06/15/2032 *	3,592	3,829
Series 2006-C7, Class A2
5.30%, 11/15/2038	1,651	1,654
Series 2007-C2, Class A2
5.30%, 02/15/2040	1,962	1,967
Merrill Lynch Mortgage Trust
Series 2005-MKB2, Class A2
4.81%, 09/12/2042	966	965
Series 2006-C1, Class A2
5.62%, 05/12/2039 *	463	475
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class A2
5.93%, 08/12/2049 *	1,817	1,924
Wachovia Bank Commercial Mortgage Trust
Series 2003-C5, Class A1
2.99%, 06/15/2035	166	166
Series 2003-C9, Class A3
4.61%, 12/15/2035	896	906
Series 2007-C30, Class A3
5.25%, 12/15/2043	4,700	4,750
Series 2007-C30, Class APB
5.29%, 12/15/2043	5,000	5,206

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust (continued)
Series 2007-C33, Class A3
5.90%, 02/15/2051 *	$4,300	$4,558
Wells Fargo Mortgage Backed Securities Trust
Series 2005-9, Class 1A1
4.75%, 10/25/2035	80	80

Total Mortgage-Backed Securities (cost $83,248)		83,963

ASSET-BACKED SECURITIES - 28.4%
AmeriCredit Automobile Receivables Trust
Series 2009-1, Class B
9.79%, 04/15/2014	1,000	1,074
Avis Budget Rental Car Funding AESOP LLC
Series 2010-5A, Class A
3.15%, 03/20/2017 - 144A	2,000	2,023
BMW Vehicle Owner Trust
Series 2010-A, Class A4
2.10%, 10/25/2016	4,000	4,066
Capital One Multi-Asset Execution Trust
Series 2008-A3, Class A3
5.05%, 02/15/2016	4,750	5,001
CarMax Auto Owner Trust
Series 2010-2, Class A3
1.41%, 02/16/2015	4,301	4,322
CenterPoint Energy Transition Bond Co., LLC
Series 2009-1, Class A1
1.83%, 02/15/2016	3,694	3,754
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-4, Class 1A6
4.43%, 10/25/2014 *	1,103	1,102
Citibank Credit Card Issuance Trust
Series 2009-A4, Class A4
4.90%, 06/23/2016 ^	2,100	2,305
Citibank Omni Master Trust
Series 2009-A8, Class A8
2.38%, 05/16/2016 - 144A *	2,850	2,868
CNH Equipment Trust
Series 2009-B, Class A4
5.17%, 10/15/2014	1,710	1,749
Series 2009-C, Class A4
3.00%, 08/17/2015	3,000	3,046
Series 2009-C, Class B
4.98%, 04/15/2016	500	519
Series 2010-A, Class B
4.04%, 09/15/2016	2,175	2,239
Series 2010-B, Class A4
1.74%, 01/17/2017	4,400	4,446
Series 2011-B, Class A4
1.29%, 09/15/2017	3,495	3,475
Discover Card Master Trust
Series 2008-A4, Class A4
5.65%, 12/15/2015 ^	4,500	4,815
Entergy Texas Restoration Funding LLC
Series 2009-A, Class A1
1.00%, 02/01/2016	1,664	1,694
Ford Credit Auto Owner Trust
Series 2010-A, Class A3
1.32%, 06/15/2014	1,928	1,935
Series 2010-B, Class A4
1.58%, 09/15/2015	2,725	2,757
Series 2010-B, Class B
2.54%, 02/15/2016	5,500	5,659

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class A1
1.50%, 09/15/2015	$2,000	$2,003
GE Capital Credit Card Master Note Trust
Series 2009-2, Class A
3.69%, 07/15/2015	4,377	4,446
Series 2010-3, Class A
2.21%, 06/15/2016	3,000	3,059
GE Equipment Midticket LLC
Series 2009-1, Class A4
3.13%, 11/16/2020	4,750	4,812
GE Equipment Transportation LLC
Series 2011-1, Class A4
1.33%, 05/20/2019	1,000	1,002
Honda Auto Receivables Owner Trust
Series 2009-2, Class A3
2.79%, 01/16/2012	124	124
Series 2009-2, Class A4
4.43%, 08/15/2012	2,650	2,700
Series 2010-1, Class A3
1.25%, 10/21/2013	1,309	1,312
Huntington Auto Trust
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	2,000	1,987
Series 2011-1A, Class B
1.84%, 01/17/2017 - 144A	1,500	1,494
Hyundai Auto Receivables Trust
Series 2010-B, Class A4
1.63%, 03/15/2017	2,000	2,026
Series 2011-A, Class A4
1.78%, 12/15/2015	3,000	3,051
Macquarie Equipment Funding Trust
Series 2011-A, Class A3
1.91%, 04/20/2017 - 144A	1,800	1,819
Massachusetts RRB Special Purpose Trust
Series 2005-1, Class A4
4.40%, 03/15/2015	1,397	1,433
MBNA Credit Card Master Note Trust
Series 2004-B1, Class B1
4.45%, 08/15/2016	1,100	1,169
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A3
1.42%, 08/15/2014	1,367	1,373
MMAF Equipment Finance LLC
Series 2009-AA, Class A4
3.51%, 01/15/2030 - 144A	5,385	5,582
Series 2011-AA, Class A3
1.27%, 09/15/2015 - 144A	1,350	1,349
North Carolina State Education Assistance Authority
Series 2011-2, Class A1
0.87%, 10/26/2020 *	1,370	1,361
Railcar Leasing LLC
Series 1, Class A2
7.13%, 01/15/2013 - 144A	3,386	3,480
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A3
1.27%, 12/16/2013	2,697	2,704
USAA Auto Owner Trust
Series 2009-2, Class A4
2.53%, 06/17/2013	1,005	1,023
Series 2010-1, Class A3
1.30%, 06/16/2014	1,449	1,453

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A4
2.14%, 08/22/2016	$1,870	$1,900
Series 2011-1, Class A3
1.22%, 06/22/2015	3,250	3,266
World Financial Network Credit Card Master Trust
Series 2009-B, Class A
3.79%, 05/15/2016	2,450	2,485
Series 2009-D, Class A
4.66%, 05/15/2017	1,250	1,310
Series 2010-A, Class A
3.96%, 04/15/2019	4,750	5,069
World Omni Auto Receivables Trust
Series 2010-A, Class A4
2.21%, 09/15/2013	2,200	2,231
World Omni Automobile Lease Securitization Trust
Series 2011-A, Class A3
1.49%, 10/15/2014	3,750	3,772

Total Asset-Backed Securities (cost $129,285)		129,644

CORPORATE DEBT SECURITIES - 37.8%
Aerospace & Defense - 0.3%
Lockheed Martin Corp.
2.13%, 09/15/2016	1,320	1,322
Beverages - 2.1%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 03/26/2013 ^	4,700	4,787
Bottling Group LLC
6.95%, 03/15/2014 ^	4,210	4,732
Capital Markets - 3.9%
Credit Suisse
5.50%, 05/01/2014	4,230	4,397
Goldman Sachs Group, Inc.
0.62%, 02/06/2012 *	4,330	4,323
3.63%, 08/01/2012 ^	3,005	3,023
Morgan Stanley
6.00%, 05/13/2014	6,100	6,159
Chemicals - 0.6%
Airgas, Inc.
4.50%, 09/15/2014	2,591	2,745
Commercial Banks - 4.1%
Bank of Nova Scotia
2.25%, 01/22/2013 ^	6,640	6,731
PNC Funding Corp.
2.70%, 09/19/2016 ^	4,175	4,250
Wells Fargo Bank NA - Series AI
4.75%, 02/09/2015	5,000	5,216
Westpac Banking Corp.
2.25%, 11/19/2012 ^	2,705	2,732
Commercial Services & Supplies - 1.4%
Yale University
2.90%, 10/15/2014	6,250	6,617
Consumer Finance - 2.9%
American Express Credit Corp.
1.42%, 06/24/2014 * ^	4,345	4,261
7.30%, 08/20/2013	3,350	3,636
Capital One Financial Corp.
2.13%, 07/15/2014 ^	2,195	2,167
Caterpillar Financial Services Corp.
1.38%, 05/20/2014 ^	1,410	1,428
Household Finance Corp.
6.38%, 11/27/2012	1,750	1,800

	Principal (000’s)	Value (000’s)
Diversified Financial Services - 8.4%
Bank of America Corp.
4.90%, 05/01/2013	$3,025	$3,027
Citigroup, Inc.
5.50%, 10/15/2014	4,625	4,755
CME Group, Inc.
5.40%, 08/01/2013 ^	2,275	2,424
Diageo Finance BV
5.50%, 04/01/2013	3,320	3,510
FUEL Trust
3.98%, 06/15/2016 - 144A	1,750	1,750
4.21%, 04/15/2016 - 144A	2,060	2,077
General Electric Capital Corp.
1.88%, 09/16/2013	2,000	2,025
2.10%, 01/07/2014 ^	5,700	5,786
John Deere Capital Corp.
5.25%, 10/01/2012	2,875	2,975
JPMorgan Chase & Co.
3.45%, 03/01/2016	5,610	5,699
NYSE Euronext
4.80%, 06/28/2013	3,670	3,861
Diversified Telecommunication Services - 1.4%
AT&T, Inc.
4.95%, 01/15/2013	6,375	6,644
Electric Utilities - 1.5%
Hydro Quebec
2.00%, 06/30/2016	4,160	4,247
Public Service Electric & Gas Co.
5.13%, 09/01/2012	2,365	2,431
Food & Staples Retailing - 0.3%
CVS Caremark Corp.
3.25%, 05/18/2015	1,100	1,160
Household Products - 0.8%
Procter & Gamble Co.
1.38%, 08/01/2012 ^	3,870	3,889
Insurance - 4.2%
Berkshire Hathaway, Inc.
1.40%, 02/10/2012 ^	4,920	4,925
3.20%, 02/11/2015 ^	2,465	2,613
Metropolitan Life Global Funding I
2.50%, 09/29/2015 - 144A	7,285	7,327
5.13%, 06/10/2014 - 144A	430	463
New York Life Global Funding
5.38%, 09/15/2013 - 144A	3,745	3,995
Machinery - 0.5%
Caterpillar, Inc.
1.38%, 05/27/2014	2,365	2,393
Media - 0.6%
Comcast Corp.
5.30%, 01/15/2014 ^	2,600	2,802
Office Electronics - 0.7%
Xerox Corp.
8.25%, 05/15/2014	3,005	3,391
Oil, Gas & Consumable Fuels - 1.7%
Shell International Finance BV
4.00%, 03/21/2014 ^	4,025	4,326
Total Capital Canada, Ltd.
1.63%, 01/28/2014	3,460	3,518
Pharmaceuticals - 0.8%
Novartis Capital Corp.
4.13%, 02/10/2014	3,215	3,440
Real Estate Investment Trusts - 0.2%
Boston Properties, LP
6.25%, 01/15/2013 ^	776	806

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Wireless Telecommunication Services - 1.4%
ALLTEL Corp.
7.00%, 07/01/2012	$6,150	$6,337

Total Corporate Debt Securities (cost $171,033)		172,922

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 7.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	35,891,640	35,892
Total Securities Lending Collateral (cost $35,892)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.4%
State Street Bank & Trust Co.
0.03% ▲ , dated 12/30/2011, to be repurchased at $15,687 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $16,001.	$15,687	15,687
Total Repurchase Agreement (cost $15,687)

Total Investment Securities (cost $488,425)		491,669
Other Assets and Liabilities - Net		(33,441)

Net Assets		$458,228

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $35,154.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $3,480, or 0.76% of the portfolio’s net assets.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $488,433. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,091 and $1,855, respectively. Net unrealized appreciation for tax purposes is $3,236.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $46,400, or 10.13%, of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$129,644	$—	$129,644
Corporate Debt Securities	—	172,922	—	172,922
Foreign Government Obligations	—	8,919	—	8,919
Mortgage-Backed Securities	—	83,963	—	83,963
Repurchase Agreement	—	15,687	—	15,687
Securities Lending Collateral	35,892	—	—	35,892
U.S. Government Agency Obligations	—	22,030	—	22,030
U.S. Government Obligations	—	22,612	—	22,612

Total	$35,892	$455,777	$—	$491,669

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 94.4%
U.S. Treasury Bond
3.75%, 08/15/2041 ^g	$2,128	$2,502
4.38%, 05/15/2040	830	1,078
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/2016 a	25,359	26,437
0.63%, 07/15/2021	19,143	20,478
1.13%, 01/15/2021	2,955	3,296
1.75%, 01/15/2028	11,527	13,863
2.00%, 01/15/2026	3,645	4,481
2.13%, 02/15/2040 - 02/15/2041	30,405	40,934
2.38%, 01/15/2025 - 01/15/2027	24,051	30,702
2.50%, 01/15/2029	5,917	7,894
3.38%, 04/15/2032	729	1,123
3.63%, 04/15/2028	9,814	14,592
3.88%, 04/15/2029	12,844	20,014
U.S. Treasury Inflation Indexed Note
0.50%, 04/15/2015	21,785	22,794
0.63%, 04/15/2013	252	256
1.25%, 04/15/2014 a	10,796	11,313
1.38%, 07/15/2018 ^	1,197	1,355
1.38%, 01/15/2020 g	10,631	12,104
1.63%, 01/15/2015 - 01/15/2018	4,885	5,508
1.88%, 07/15/2013 - 07/15/2015	21,321	22,714
1.88%, 07/15/2019 g	6,999	8,247
2.00%, 04/15/2012 - 01/15/2016	36,529	37,761
2.13%, 01/15/2019	5,110	6,074
2.38%, 01/15/2017	7,023	8,153
2.50%, 07/15/2016	9,966	11,527
2.63%, 07/15/2017	606	722
3.00%, 07/15/2012	1,366	1,396
U.S. Treasury Note
1.00%, 10/31/2016 ^	1,375	1,388

Total U.S. Government Obligations (cost $317,858)		338,706

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Hellenic Republic Government Bond
2.30%, 07/25/2030	EUR1,158	271
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/2021	844	808

Total Foreign Government Obligations (cost $2,008)		1,079

MORTGAGE-BACKED SECURITY - 0.1%
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class A4
4.55%, 12/10/2041	$183	184
Total Mortgage-Backed Security (cost $175)
STRUCTURED NOTES DEBT - 0.5%
Commercial Banks - 0.1%
International Bank for Reconstruction & Development CPI
2.09%, 12/10/2013 *	315	322
Consumer Finance - 0.2%
SLM Corp. CPI
4.23%, 01/31/2014 *	900	851
Diversified Financial Services - 0.2%
Bear Stearns Cos., LLC CPI
5.37%, 03/10/2014 *	649	657

Total Structured Notes Debt (cost $1,788)		1,830

	Notional Amount (000’s)		Value (000’s)
PURCHASED OPTIONS - 0.0% ¥
Call Options - 0.0% ¥
Euro	EUR	2,600	$ ♦
Call Strike $1.42
Expires 01/13/2012
Euro		2,600	10
Call Strike $1.38
Expires 02/23/2012
Euro		2,670	33
Call Strike $1.42
Expires 06/11/2012
USD vs. JPY		$7,040	♦
Call Strike $81.00
Expires 01/13/2012

Total Purchased Options (cost $117)			43

PURCHASED SWAPTIONS - 0.3% p
Call Options - 0.3%
If exercised the Series receives 4.39%, and pays floating 3 month LIBOR, European Style		5,000	1,021
Expires 05/08/2012
Put Options - 0.0% ¥
If exercised the Series receives floating 3 month LIBOR, and pays 3.9%, European Style		3,600	62
Expires 09/19/2013
If exercised the Series receives floating 3 month LIBOR, and pays 4.39%, European Style		5,000	1
Expires 05/08/2012

Total Purchased Swaptions (cost $677)			1,084

	Shares		Value (000’s)
SECURITIES LENDING COLLATERAL - 0.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲		2,716,190	2,716
Total Securities Lending Collateral (cost $2,716)

	Principal (000’s)		Value (000’s)
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co.
0.03% ▲ , dated 12/30/2011, to be repurchased at $15,358 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 11/15/2040, and with a value of $15,666.		$15,358	15,358
Total Repurchase Agreement (cost $15,358)

Total Investment Securities (cost $340,697)			361,000
Other Assets and Liabilities - Net			(2,456)

Net Assets			$358,544

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Notional Amount (000’s)		Value (000’s)
WRITTEN OPTIONS - 0.0% ¥
Call Options - 0.0% ¥
10-Year U.S. Treasury Note Future		$(47)	$(19)
Call Strike $132.00
Expires 01/27/2012
Euro	EUR	(2,600)	(23)
Call Strike $1.35
Expires 02/23/2012
Euro		(2,670)	(55)
Call Strike $1.38
Expires 06/11/2012
Euro		(2,670)	(33)
Call Strike $1.42
Expires 06/11/2012
Euro		(2,600)	(10)
Call Strike $1.38
Expires 02/23/2012
Euro		(2,600)	♦
Call Strike $1.42
Expires 01/13/2012

Total Written Options (premiums: $(320))			(140)

WRITTEN SWAPTIONS: p

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Call - Interest Rate Swap, European Style	CITI	3-month USD LIBOR	Receive	2.15%	09/09/2013	$(3,600)	$(81)	$(111)
Call - Interest Rate Swap, European Style	UBS	3-month USD LIBOR	Receive	3.90	03/19/2012	(6,000)	(229)	(1,006)
Call - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Receive	4.01	02/02/2012	(5,200)	(202)	(944)
Call - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Receive	4.78	02/25/2014	(4,000)	(233)	(819)
Put - Interest Rate Swap, European Style	CITI	3-month USD LIBOR	Pay	2.00	12/13/2012	(11,300)	(111)	(92)
Put - Interest Rate Swap, European Style	UBS	3-month USD LIBOR	Pay	3.90	03/19/2012	(6,000)	(229)	(♦ )
Put - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Pay	4.01	02/02/2012	(5,200)	(202)	♦
Put - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Pay	4.78	02/25/2014	(4,000)	(233)	(58)

							$(1,520)	$(3,030)

SWAP AGREEMENTS: p

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)		Premiums Paid (000’s)		Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	0.57%	09/23/2016	DUB	USD	$400	$	♦	$	♦	$	♦
3-Month USD-LIBOR	0.44	08/08/2021	CITI	USD	6,600		430		♦		430
3-Month USD-LIBOR	0.54	09/13/2021	DUB	USD	4,000		67		♦		67
6-Month EURIBOR	1.00	12/13/2013	DUB	EUR	22,100		(36)		♦		(36)
U.S. CPI Urban Consumers NAS	1.00	10/25/2020	MYC	USD	2,495		36		♦		36
U.S. CPI Urban Consumers NAS	1.00	06/23/2021	DUB	USD	4,345		201		♦		201

							$698	$	♦		$698

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (Received) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	4.13%	12/20/2021	DUB	USD	$3,600	$(704)	$(148)	$(556)
U.S. CPI Urban Consumers NAS	1.84	10/25/2015	MYC	USD	4,730	55	♦	55

						$(649)	$(148)	$(501)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FUTURES CONTRACTS: g

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Long	202	03/21/2012	$219
2-Year U.S. Treasury Note	Short	(87)	03/30/2012	(9)
30-Year U.S. Treasury Bond	Short	(181)	03/21/2012	(345)
3-Month Canadian Bankers’ Acceptance	Short	(152)	03/19/2012	52
5-Year U.S. Treasury Note	Long	314	03/30/2012	127
German Euro Bund	Short	(33)	03/08/2012	(165)
German Euro Schatz	Short	(200)	03/08/2012	(68)
Ultra Long U.S. Treasury Bond	Short	(86)	03/21/2012	(168)

				$(357)

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Euro	DUB	(174)	01/25/2012	$(234)	$9
Euro	CITI	(57)	01/25/2012	(77)	3
Euro	CITI	(1,320)	01/25/2012	(1,815)	107
Euro	DUB	500	01/25/2012	670	(23)
Japanese Yen	RBS	(423,053)	03/05/2012	(5,471)	(33)

					$63

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
CITI	$337	$(1,224)	$(787)
DUB	(2,159)	2,082	(77)
MYC	91	—	91
RBS	(33)	—	(33)

UBS	(1,006)	672	(334)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $2,662.
g	A portion of these securities in the amount of $1,342 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
a	A portion of these securities in the amount of $2,755 has been segregated as collateral with the broker for open swaps contracts and/or for swaptions.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a total fair value of $(78), or (0.02)% of the portfolio’s net assets.
¥	Percentage rounds to less than 0.1%.
¿	Amount is less than 1.

p	Securities with an aggregate market value of $1,224 have been pledged by the broker as collateral for open swap contracts and/or swaptions.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $341,558. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $20,951 and $1,509, respectively. Net unrealized appreciation for tax purposes is $19,442.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

DEFINITIONS:

CITI	Citigroup, Inc.
CPI	Consumer Price Index
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
LIBOR	London Interbank Offered Rate
MYC	Morgan Stanley Capital Services
NAS	National Academy of Sciences
OTC	Over The Counter
RBS	Royal Bank of Scotland Group PLC

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Foreign Government Obligations	$—	$1,079	$—	$1,079
Mortgage-Backed Securities	—	184	—	184
Purchased Options	—	43	—	43
Purchased Swaptions	—	1,084	—	1,084
Repurchase Agreement	—	15,358	—	15,358
Securities Lending Collateral	2,716	—	—	2,716
Structured Notes Debt	—	1,830	—	1,830
U.S. Government Obligations	—	338,706	—	338,706

Total	$2,716	$358,284	$—	$361,000

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Written Options	$—	$(140)	$—	$(140)
Written Swaptions	—	(3,030)	—	(3,030)

Total	$—	$(3,170)	$—	$(3,170)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$398	$—	$—	$398
Futures Contracts - Depreciation	(755)	—	—	(755)
Forward Foreign Currency Contracts - Appreciation	—	119	—	119
Forward Foreign Currency Contracts - Depreciation	—	(56)	—	(56)
Interest Rate Swaps - Appreciation	—	789	—	789
Interest Rate Swaps - Depreciation	—	(592)	—	(592)

Total	$(357)	$260	$—	$(97)

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 7.6%
U.S. Treasury Bond
4.38%, 05/15/2041	$300	$391
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2041	11,488	15,517
U.S. Treasury Note
0.25%, 12/15/2014 ^	7,140	7,117
0.88%, 11/30/2016 ^ g	6,465	6,485
2.00%, 11/15/2021 ^ a	25,084	25,369
3.13%, 11/15/2041 ^ a g	62,605	65,588

Total U.S. Government Obligations (cost $118,591)		120,467

U.S. GOVERNMENT AGENCY OBLIGATIONS - 49.9%
Fannie Mae
1.95%, 08/01/2034 *	27	28
2.05%, 01/01/2035 *	57	59
2.49%, 08/01/2035 *	153	161
3.09%, 03/01/2041 *	1,539	1,607
3.15%, 03/01/2041 *	2,068	2,151
3.32%, 12/01/2040 *	3,526	3,676
3.50%, 10/01/2026 - 12/01/2041	103,464	106,696
3.52%, 10/09/2019 ▲	5,460	4,198
4.00%, 09/01/2024 - 12/01/2041	144,742	153,102
4.50%, 01/01/2041 - 06/01/2041	60,720	65,007
4.63%, 05/01/2013	10,200	10,745
5.00%, 07/01/2034 - 07/01/2035	26,244	28,382
5.25%, 08/01/2012	5,040	5,179
5.50%, 07/01/2014 - 01/01/2039	63,464	69,283
5.79%, 08/01/2037 *	15	16
6.00%, 02/01/2034 - 03/01/2038	23,023	25,662
6.50%, 09/01/2037 - 10/01/2039	17,078	19,118
7.00%, 01/01/2015 - 09/01/2016	110	119
Fannie Mae, TBA
3.50%	2,700	2,823
4.50%	80,900	86,120
5.00%	2,100	2,269
6.00%	35,100	38,566
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/2017 - 144A	900	1,050
Freddie Mac
2.50%, 12/01/2034	37	38
3.05%, 02/01/2041 *	2,526	2,639
3.97%, 01/25/2021 *	3,740	4,112
4.76%, 09/01/2035 *	4,203	4,443
5.43%, 04/01/2037 *	337	356
5.50%, 06/15/2015 - 12/01/2016	2,895	3,093
5.54%, 05/01/2037 *	181	193
5.56%, 01/01/2038 *	976	1,044
5.63%, 06/13/2016	9,195	10,422
5.66%, 02/01/2037 *	69	72
5.86%, 05/01/2037 *	179	191
5.96%, 09/01/2037 *	212	229
6.00%, 09/01/2013 - 05/01/2031	1,687	1,874
Freddie Mac, TBA
4.50%	1,400	1,483
5.00%	20,400	21,920
5.50%	100	109
Ginnie Mae
6.50%, 12/20/2031	45	51
Ginnie Mae, TBA
4.00%	13,800	14,803

	Principal (000’s)		Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae, TBA (continued)
4.50%		$25,500	$27,783
5.00%		27,500	30,461
5.50%		12,500	14,029
6.00%		11,700	13,243
Resolution Funding Corp., Interest STRIPS
1.66%, 07/15/2018 ▲		1,200	1,079
1.82%, 10/15/2018 ▲		1,200	1,070
Tennessee Valley Authority
5.25%, 09/15/2039		7,500	9,574
5.98%, 04/01/2036		440	607
U.S. Small Business Administration
4.50%, 02/01/2014		355	366

Total U.S. Government Agency Obligations (cost $776,837)			791,301

FOREIGN GOVERNMENT OBLIGATIONS - 3.6%
Hellenic Republic Government Bond
4.60%, 09/20/2040	EUR	780	173
Hydro Quebec
8.05%, 07/07/2024		$8,200	12,193
8.40%, 01/15/2022		3,065	4,482
9.40%, 02/01/2021		1,695	2,582
Indonesia Government International Bond
4.88%, 05/05/2021 - 144A		405	433
4.88%, 05/05/2021 - Reg S		1,022	1,094
Italy Buoni Poliennali Del Tesoro
4.75%, 09/15/2016	EUR	12,590	15,443
Poland Government International Bond
5.13%, 04/21/2021		$3,505	3,566
Republic of Brazil
7.13%, 01/20/2037		670	925
Republic of Peru
6.55%, 03/14/2037		380	483
Republic of Poland
6.38%, 07/15/2019		490	543
Republic of South Africa
5.50%, 03/09/2020		1,185	1,327
Republic of Turkey
5.63%, 03/30/2021		2,765	2,796
7.00%, 03/11/2019		1,010	1,119
Russian Federation
7.50%, 03/31/2030		3,578	4,155
United Mexican States
5.13%, 01/15/2020 ^		3,605	4,119
5.63%, 01/15/2017		1,693	1,947

Total Foreign Government Obligations (cost $57,260)			57,380

MORTGAGE-BACKED SECURITIES - 11.4%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.13%, 02/25/2035 *		30	26
American Home Mortgage Assets LLC
Series 2006-2, Class 2A1
0.48%, 09/25/2046 *		1,180	555
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.68%, 03/20/2035 *		430	379
Banc of America Large Loan, Inc.
Series 2010-UB4, Class A4A
5.03%, 12/20/2041 - 144A *		3,510	3,679

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2002-2, Class A3
5.12%, 07/11/2043	$6,454	$6,490
Series 2006-5, Class AM
5.45%, 09/10/2047	525	494
Series 2007-3, Class A2
5.62%, 06/10/2049 *	2,308	2,331
Series 2007-3, Class A4
5.62%, 06/10/2049 *	4,240	4,547
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-8, Class 14A1
5.39%, 11/25/2034 *	2,212	1,923
Series 2005-1, Class 4A1
5.23%, 03/25/2035 *	2,486	2,181
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2
2.81%, 11/25/2034 *	136	93
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class AM
5.45%, 12/11/2040 *	610	578
Series 2007-PW17, Class A4
5.69%, 06/11/2050 *	750	826
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.50%, 12/25/2046 *	1,199	234
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	1,170	1,282
Countrywide Alternative Loan Trust
Series 2005-36, Class 2A1A
0.60%, 08/25/2035 *	1,989	795
Series 2005-36, Class 3A1
2.73%, 08/25/2035 *	214	134
Series 2005-38, Class A3
0.64%, 09/25/2035 *	521	247
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	4,515	3,352
Series 2005-51, Class 3A3A
0.60%, 11/20/2035 *	1,729	776
Series 2005-59, Class 1A1
0.59%, 11/20/2035 *	262	132
Series 2006-OA21, Class A1
0.47%, 03/20/2047 *	4,778	2,114
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	3,307	1,874
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-60, Class 1A1
3.11%, 02/25/2034 *	241	196
Series 2004-23, Class A
2.55%, 11/25/2034 *	126	63
Series 2004-R2, Class 1AF1
0.71%, 11/25/2034 - 144A *	67	55
Series 2005-3, Class 1A2
0.58%, 04/25/2035 *	367	201
Series 2006-OA5, Class 2A1
0.49%, 04/25/2036 *	2,002	1,002

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C3, Class A5
3.94%, 05/15/2038	$14,005	$14,314
Series 2004-AR5, Class 7A2
2.57%, 06/25/2034 *	517	469
Credit Suisse Mortgage Capital Certificates
Series 2007-C2, Class A2
5.45%, 01/15/2049 *	2,045	2,065
Series 2011-4R, Class 5A1
5.28%, 05/27/2036 - 144A *	4,048	3,788
DBRR Trust
Series 2011-C32, Class A3A
5.74%, 06/17/2049 - 144A *	1,500	1,615
Deutsche ALT-A Securities, Inc., Alternate Loan Trust
Series 2006-OA1, Class A1
0.49%, 02/25/2047 *	3,007	1,661
Deutsche Mortgage Securities, Inc.
Series 2005-WF1, Class 1A3
5.25%, 06/26/2035 - 144A *	1,270	1,178
Extended Stay America Trust
Series 2010-ESHA, Class A
2.95%, 11/05/2027 - 144A	2,229	2,234
Series 2010-ESHA, Class B
4.22%, 11/05/2027 - 144A	5,000	5,019
Series 2010-ESHA, Class C
4.86%, 11/05/2027 - 144A	2,450	2,480
Series 2010-ESHA, Class D
5.50%, 11/05/2027 - 144A	945	948
First Horizon Alternative Mortgage Securities
Series 2006-FA8, Class 1A8
0.66%, 02/25/2037 *	491	252
GMAC Commercial Mortgage Securities, Inc.
Series 2006-C1, Class AM
5.29%, 11/10/2045 *	920	917
GMAC Mortgage Corp., Loan Trust
Series 2003-AR2, Class 1A1
3.54%, 12/19/2033 *	42	38
Series 2005-AR1, Class 3A
3.06%, 03/18/2035 *	138	111
Greenpoint Mortgage Funding Trust
Series 2006-AR4, Class A1A
0.35%, 09/25/2046 *	¿	¿
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A3
4.57%, 08/10/2042	11,200	11,324
Series 2006-GG7, Class AJ
5.88%, 07/10/2038 *	1,270	889
Series 2007-GG9, Class A4
5.44%, 03/10/2039	1,245	1,348
GS Mortgage Securities Corp. II
Series 2005-GG4, Class A4A
4.75%, 07/10/2039	3,175	3,389
Series 2007-GG10, Class A4
5.79%, 08/10/2045 *	3,430	3,725
GSR Mortgage Loan Trust
Series 2005-AR1, Class 2A1
2.76%, 01/25/2035 *	2,837	2,523
Harborview Mortgage Loan Trust
Series 2005-8, Class 1A2A
0.61%, 09/19/2035 *	512	282
Series 2006-11, Class A1A
0.45%, 12/19/2036 *	6,091	2,915

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust
Series 2004-6, Class 1A1
1.09%, 10/25/2034 *	$73	$52
IndyMac INDA Mortgage Loan Trust
Series 2006-AR2, Class 4A1
5.43%, 09/25/2036 *	2,420	1,666
Series 2007-AR7, Class 1A1
5.73%, 09/25/2037 *	730	523
IndyMac Index Mortgage Loan Trust
Series 2005-AR14, Class 2A1A
0.59%, 07/25/2035 *	1,700	952
Series 2007-AR15, Class 2A1
5.00%, 08/25/2037 *	1,318	762
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	1,445	1,488
Series 2004-LN2, Class A2
5.12%, 07/15/2041	3,470	3,669
Series 2006-CB14, Class AM
5.45%, 12/12/2044 *	1,420	1,404
Series 2007-CB18, Class A3
5.45%, 06/12/2047	3,936	4,134
Series 2007-LD11, Class ASB
6.00%, 06/15/2049 *	2,000	2,126
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
4.76%, 02/25/2034 *	352	340
Series 2004-A3, Class 1A1
2.54%, 07/25/2034 *	105	102
Series 2006-A2, Class 5A1
2.65%, 11/25/2033 *	224	212
Series 2006-S2, Class 2A2
5.88%, 07/25/2036	631	591
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	1,626	1,471
Series 2007-S1, Class 1A2
5.50%, 03/25/2022	483	445
Series 2007-S1, Class 2A22
5.75%, 03/25/2037	1,782	1,398
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027 *	7,395	7,435
Series 2006-C4, Class AM
5.89%, 06/15/2038 *	660	672
Series 2006-C7, Class AM
5.38%, 11/15/2038	660	638
Series 2007-C2, Class A3
5.43%, 02/15/2040	9,658	10,302
Series 2007-C6, Class A4
5.86%, 07/15/2040 *	2,355	2,580
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	3,190	3,499
MASTR Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1
2.57%, 11/25/2035 - 144A *	891	459
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A1, Class 2A1
2.42%, 02/25/2034 *	450	404
Series 2004-A3, Class 4A3
5.01%, 05/25/2034 *	331	324
Series 2005-A3, Class A1
0.56%, 04/25/2035 *	94	67

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors, Inc. (continued)
Series 2005-A4, Class 2A2
2.63%, 07/25/2035 *	$429	$327
Series 2005-A5, Class A3
2.61%, 06/25/2035 *	400	285
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.93%, 10/25/2028 *	100	82
Morgan Stanley Capital I
Series 1998-WF2, Class G
6.34%, 01/15/2013 - 144A *	2,410	2,527
Series 2007-IQ15, Class A2
5.84%, 06/11/2049 *	2,200	2,227
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A2
2.51%, 10/25/2034 *	368	326
Series 2006-3AR, Class 2A3
2.70%, 03/25/2036 *	835	415
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	1,960	1,957
Nomura Asset Acceptance Corp.
Series 2004-R2, Class A1
6.50%, 10/25/2034 - 144A *	157	158
Prime Mortgage Trust
Series 2006-DR1, Class 2A1
5.50%, 05/25/2035 - 144A	4,552	3,920
Series 2006-DR1, Class 2A2
6.00%, 05/25/2035 - 144A	817	721
RBSCF Trust
Series 2010-RR3, Class WBTA
5.90%, 04/16/2017 - 144A *	8,050	8,876
RBSGC Mortgage Pass-Through Certificates
Series 2007-B, Class 1A4
0.74%, 01/25/2037 *	852	422
Residential Accredit Loans, Inc.
Series 2007-QO1, Class A1
0.44%, 02/25/2047 *	847	446
Series 2007-QO4, Class A1A
0.48%, 05/25/2047 *	1,640	881
Residential Asset Securitization Trust
Series 2005-A14, Class A4
5.50%, 12/25/2035	348	342
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.53%, 01/25/2035 *	666	488
Series 2005-15, Class 1A1
2.50%, 07/25/2035 *	949	593
Series 2007-3, Class 3A1
5.22%, 04/25/2047 *	3,260	1,957
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.63%, 01/19/2034 *	99	74
Voyager BRSTN Delaware Trust, IO
Series 2009-1, Class UAU7
0.54%, 12/26/2036 - 144A *	778	318
WaMu Alternative Mortgage Pass-Through Certificates
Series 2006-AR3, Class A1A
1.18%, 05/25/2046 *	2,199	1,022
WaMu Mortgage Pass-Through Certificates
Series 2005-AR8, Class 2A1A
0.58%, 07/25/2045 *	107	78

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates (continued)
Series 2006-AR14, Class 1A3
2.30%, 11/25/2036 *	$1,900	$1,209
Series 2007-OA4, Class 1A
0.98%, 05/25/2047 *	2,228	1,272
Series 2007-OA6, Class 1A1B
1.02%, 07/25/2047 *	2,206	663
Wells Fargo Mortgage Backed Securities Trust
Series 2006-3, Class A9
5.50%, 03/25/2036	1,865	1,825

Total Mortgage-Backed Securities (cost $196,144)		181,169

ASSET-BACKED SECURITIES - 4.8%
321 Henderson Receivables I LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 - 144A	5,683	6,145
Series 2010-2A, Class A
4.07%, 01/15/2048 - 144A	1,795	1,855
Series 2010-3A, Class A
3.82%, 12/15/2048 - 144A	3,658	3,603
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	1,650	1,653
Amortizing Residential Collateral Trust
Series 2002-BC5, Class M1
1.33%, 07/25/2032 *	347	265
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2003-4, Class 1A5
5.42%, 05/25/2033 *	1,072	1,030
Citibank Omni Master Trust
Series 2009-A8, Class A8
2.38%, 05/16/2016 - 144A *	11,940	12,014
Series 2009-A17, Class A17
4.90%, 11/15/2018 - 144A	1,875	2,039
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.68%, 12/01/2033 *	1,039	1,098
Series 2002-2, Class A2
6.03%, 03/01/2033 *	1,361	1,419
Countrywide Home Equity Loan Trust
Series 2006-RES, Class 4Q1B
0.58%, 12/15/2033 - 144A *	318	188
DT Auto Owner Trust
Series 2011-3A, Class C
4.03%, 02/15/2017 - 144A	1,010	1,010
Globaldrive BV
Series 2008-2, Class A
4.00%, 10/20/2016	1,165	1,517
Merrill Lynch Mortgage Investors, Inc.
Series 2007-SD1, Class A1
0.74%, 02/25/2047 *	1,348	587
Mirant Mid Atlantic Pass-Through Trust
Series C
10.06%, 12/30/2028	312	323
Nelnet Student Loan Trust
Series 2006-1, Class A5
0.61%, 08/23/2027 *	2,230	2,062
RAAC Series
Series 2007-RP4, Class A
0.64%, 06/25/2037 - 144A *	1,372	654

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF6
5.88%, 06/25/2037 *	$1,492	$675
Santander Consumer Acquired Receivables Trust
Series 2011-S1A, Class B
1.66%, 08/15/2016 - 144A	2,488	2,460
Series 2011-S1A, Class C
2.01%, 08/15/2016 - 144A	1,970	1,947
Series 2011-WO, Class C
3.19%, 10/15/2015 - 144A	2,490	2,477
Santander Drive Auto Receivables Trust
Series 2010-2, Class B
2.24%, 12/15/2014	3,840	3,830
Series 2010-2, Class C
3.89%, 07/17/2017	4,520	4,594
Series 2010-B, Class B
2.10%, 09/15/2014 - 144A	3,100	3,094
Series 2010-B, Class C
3.02%, 10/17/2016 - 144A	3,285	3,252
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	1,900	1,880
Series 2011-S1A, Class D
3.10%, 03/15/2013 - 144A	1,758	1,742
Scholar Funding Trust
Series 2011-A, Class A
1.32%, 10/28/2043 - 144A *	2,372	2,305
Securitized Asset Backed Receivables LLC
Series 2007-BR3, Class A2B
0.51%, 04/25/2037 *	2,700	901
SLC Student Loan Trust
Series 2008-1, Class A4A
2.15%, 12/15/2032 *	400	410
SLM Student Loan Trust
Series 2004-B, Class A2
0.75%, 06/15/2021 *	893	855
Series 2008-5, Class A3
1.72%, 01/25/2018 *	2,070	2,102
Series 2008-5, Class A4
2.12%, 07/25/2023 *	2,445	2,509
Structured Asset Securities Corp.
Series 2003-AL2, Class A
3.36%, 01/25/2031 - 144A	2,783	2,544
Series 2007-TC1, Class A
0.59%, 04/25/2031 - 144A *	1,670	1,184
U.S. Small Business Administration
Series 2002-P10B, Class 1
5.20%, 08/10/2012	340	348

Total Asset-Backed Securities (cost $80,778)		76,571

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
New York City Municipal Water Finance Authority
5.38%, 06/15/2043	1,670	1,852
5.50%, 06/15/2043	2,000	2,244

Total Municipal Government Obligations (cost $3,617)		4,096

PREFERRED CORPORATE DEBT SECURITIES - 0.3%
Capital Markets - 0.1%
Credit Suisse
5.86%, 05/15/2017 * Ž	3,045	2,474
Lehman Brothers Holdings Capital Trust VII
5.86%, 05/31/2012 Ž ‡ §	1,945	¿

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)		Value (000’s)
Capital Markets (continued)
State Street Capital Trust IV
1.55%, 06/15/2037 *		$290	$191
Commercial Banks - 0.1%
ABN Amro North American Holding Preferred Capital Repackage Trust I
6.52%, 11/08/2012 - 144A * Ž^		2,720	1,853
Diversified Financial Services - 0.1%
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037		875	878

Total Preferred Corporate Debt Securities (cost $8,731)			5,396

CORPORATE DEBT SECURITIES - 31.4%
Auto Components - 0.1%
BorgWarner, Inc.
4.63%, 09/15/2020		1,185	1,259
Capital Markets - 1.3%
BP Capital Markets PLC
3.13%, 10/01/2015		1,370	1,435
Credit Suisse
5.40%, 01/14/2020		1,060	1,000
Goldman Sachs Group, Inc.
5.25%, 07/27/2021		2,230	2,175
Morgan Stanley
2.95%, 05/14/2013 *		9,540	9,162
4.00%, 07/24/2015		1,840	1,725
4.20%, 11/20/2014		1,740	1,678
5.50%, 07/28/2021		4,200	3,883
Chemicals - 0.7%
CF Industries Holdings, Inc.
7.13%, 05/01/2020		4,340	5,131
Dow Chemical Co.
4.13%, 11/15/2021		1,460	1,498
Lyondell Chemical Co.
11.00%, 05/01/2018		2,442	2,668
Lyondellbasell Industries NV
6.00%, 11/15/2021 - 144A^		2,035	2,111
Westlake Chemical Corp.
6.63%, 01/15/2016		44	45
Commercial Banks - 3.4%
ABN Amro Bank NV
6.38%, 04/27/2021	EUR	380	448
Bank of Scotland PLC
5.25%, 02/21/2017 - 144A		$100	105
Barclays Bank PLC
5.93%, 12/31/2049 - 144A * Ž ^		630	523
Capital One Capital VI
8.88%, 05/15/2040 ^		2,190	2,273
CIT Group, Inc.
6.63%, 04/01/2018 - 144A ^		761	788
7.00%, 05/01/2017 ^		1,860	1,860
Commerzbank AG
6.38%, 03/22/2019	EUR	1,000	918
Credit Suisse Group Finance US, Inc.
3.63%, 09/14/2020 *		505	558
Discover Bank
7.00%, 04/15/2020 ^		$330	345
8.70%, 11/18/2019		400	456
DNB Boligkreditt AS
2.10%, 10/14/2015 - 144A		11,965	11,868
2.90%, 03/29/2016 - 144A		10,975	11,157
Eksportfinans ASA
5.50%, 05/25/2016 ^		2,375	2,190

	Principal (000’s)	Value (000’s)
Commercial Banks (continued)
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	$2,125	$2,083
Glitnir Banki Hf
6.33%, 07/28/2011 - 144A ‡	290	75
6.69%, 06/15/2016 - 144A ‡	800	¿
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016 - 144A	5,850	5,806
HSBC Bank PLC
3.10%, 05/24/2016 - 144A	2,900	2,900
HSBC Holdings PLC
6.10%, 01/14/2042 ^	1,275	1,445
KFW
1.38%, 07/15/2013	3,000	3,027
Landsbanki Islands HF
6.10%, 08/25/2011 - 144A ‡	320	11
Sparebank 1 Boligkreditt AS
1.25%, 10/25/2013 - 144A	6,990	6,940
Construction Materials - 0.0% ¥
Lafarge SA
7.13%, 07/15/2036 ^	700	618
Consumer Finance - 0.9%
Capital One Financial Corp.
3.15%, 07/15/2016 ^	7,810	7,843
4.75%, 07/15/2021	3,160	3,252
SLM Corp.
6.25%, 01/25/2016	2,845	2,767
Diversified Consumer Services - 0.0% ¥
Service Corp., International
7.50%, 04/01/2027	55	53
7.63%, 10/01/2018	50	55
Diversified Financial Services - 3.5%
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	1,355	1,346
CDP Financial, Inc.
3.00%, 11/25/2014 - 144A	4,505	4,685
Citigroup, Inc.
4.59%, 12/15/2015 ^	9,890	9,953
5.00%, 09/15/2014	1,210	1,198
Ford Motor Credit Co., LLC
6.63%, 08/15/2017	1,740	1,894
General Electric Capital Corp.
0.70%, 04/10/2012 *	4,255	4,256
General Electric Capital Corp. - Series A
6.88%, 01/10/2039	2,130	2,552
JPMorgan Chase & Co.
3.15%, 07/05/2016	4,256	4,276
4.63%, 05/10/2021 ^	5,110	5,287
JPMorgan Chase Bank NA
6.00%, 07/05/2017 - 10/01/2017	8,320	8,929
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A ‡	200	¿
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	1,335	1,404
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A	2,320	2,308
7.88%, 08/15/2019 - 144A ^	2,760	2,884
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/2017 - 144A	170	170
Swiss Re Capital I LP
6.85%, 05/25/2016 - 144A * Ž	2,285	1,942
WEA Finance LLC
4.63%, 05/10/2021 - 144A	1,280	1,256

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Woodside Finance, Ltd.
4.60%, 05/10/2021 - 144A^	$855	$873
Diversified Telecommunication Services - 1.4%
America Movil SAB de CV
2.38%, 09/08/2016	3,420	3,410
Frontier Communications Corp.
7.13%, 03/15/2019	75	73
GTE Corp.
6.84%, 04/15/2018	763	914
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 144A	1,412	1,433
Level 3 Financing, Inc.
8.13%, 07/01/2019 - 144A^	2,053	2,022
8.75%, 02/15/2017	377	384
Sprint Capital Corp.
6.88%, 11/15/2028	822	587
8.75%, 03/15/2032	80	65
Telefonica Emisiones SAU
4.95%, 01/15/2015	4,850	4,825
6.42%, 06/20/2016	75	78
Verizon Communications, Inc.
3.50%, 11/01/2021	2,080	2,166
6.10%, 04/15/2018 ^	2,223	2,671
6.40%, 02/15/2038	1,004	1,274
8.95%, 03/01/2039	210	336
Virgin Media Secured Finance PLC
6.50%, 01/15/2018	2,160	2,295
Electric Utilities - 1.4%
Alabama Power Co.
3.95%, 06/01/2021	1,905	2,090
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036 ^	468	499
8.88%, 11/15/2018	459	616
Duke Energy Carolinas LLC
4.25%, 12/15/2041	1,560	1,632
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020	6,135	6,473
Florida Power Corp.
6.40%, 06/15/2038	1,000	1,356
Georgia Power Co.
3.00%, 04/15/2016 ^	3,370	3,573
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	1,025	1,287
Midamerican Energy Holdings Co.
5.95%, 05/15/2037	2,560	3,025
Trans-Allegheny Interstate Line Co.
4.00%, 01/15/2015 - 144A ^	1,050	1,094
Energy Equipment & Services - 0.8%
Cie Generale de Geophysique-Veritas
7.75%, 05/15/2017 ^	105	106
Complete Production Services, Inc.
8.00%, 12/15/2016	195	203
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/2020	2,440	2,690
Ensco PLC
3.25%, 03/15/2016	700	714
4.70%, 03/15/2021 ^	1,459	1,519
Enterprise Products Operating LLC
6.13%, 10/15/2039 ^	2,030	2,267
Gulfmark Offshore, Inc.
7.75%, 07/15/2014	40	40

	Principal (000’s)		Value (000’s)
Energy Equipment & Services (continued)
Pride International, Inc.
6.88%, 08/15/2020		$995	$1,167
Rockies Express Pipeline LLC
3.90%, 04/15/2015 - 144A		3,949	3,903
Food Products - 0.4%
Kraft Foods, Inc.
5.38%, 02/10/2020		3,300	3,808
6.50%, 08/11/2017		1,120	1,332
Sara Lee Corp.
4.10%, 09/15/2020 ^		1,239	1,250
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp.
6.25%, 11/15/2015		5,230	5,798
Health Care Providers & Services - 0.9%
Fresenius Medical Care U.S. Finance, Inc.
6.88%, 07/15/2017		280	298
HCA, Inc.
6.50%, 02/15/2020		3,408	3,536
7.25%, 09/15/2020		4,395	4,636
Tenet Healthcare Corp.
6.25%, 11/01/2018 - 144A		2,010	2,045
8.88%, 07/01/2019		2,855	3,205
UnitedHealth Group, Inc.
3.38%, 11/15/2021		665	688
Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/2018 ^		1,685	1,154
Inn of the Mountain Gods Resort & Casino
1.25%, 11/30/2020 - 144A		40	21
MGM Resorts International
10.38%, 05/15/2014		1,710	1,954
11.13%, 11/15/2017 ^		2,240	2,554
Independent Power Producers & Energy Traders - 0.1%
AES Corp.
7.75%, 03/01/2014 ^		67	72
Constellation Energy Group, Inc.
7.60%, 04/01/2032		675	870
Insurance - 2.8%
Allianz Finance II BV
5.75%, 07/08/2041 *	EUR	1,000	1,101
American International Group, Inc.
5.45%, 05/18/2017		$1,555	1,486
8.18%, 05/15/2058 *		480	427
AXA SA
5.25%, 04/16/2040 *	EUR	1,000	944
Fairfax Financial Holdings, Ltd.
5.80%, 05/15/2021 - 144A		$3,430	3,269
Hartford Financial Services Group, Inc.
6.00%, 01/15/2019		1,470	1,509
ING Verzekeringen NV
3.27%, 06/21/2021 *	EUR	380	414
Lincoln National Corp.
7.00%, 06/15/2040		$1,450	1,639
Manulife Financial Corp.
3.40%, 09/17/2015		3,480	3,499
MetLife Capital Trust IV
7.88%, 12/15/2037 - 144A		555	576
Metropolitan Life Global Funding I
2.50%, 01/11/2013 - 144A		17,330	17,541
2.88%, 09/17/2012 - 144A ^		1,525	1,545

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)		Value (000’s)
Insurance (continued)
Muenchener Rueckversicherungs AG
6.00%, 05/26/2041 *	EUR	200	$240
Prudential Financial, Inc.
4.50%, 11/15/2020 ^		$1,000	1,006
4.75%, 09/17/2015		3,595	3,796
5.38%, 06/21/2020 ^		1,500	1,605
7.38%, 06/15/2019		1,630	1,927
XL Group PLC
6.50%, 04/15/2017 * Ž ^		1,620	1,268
Life Sciences Tools & Services - 0.0% ¥
Life Technologies Corp.
5.00%, 01/15/2021		461	482
Machinery - 0.1%
Joy Global, Inc.
5.13%, 10/15/2021		900	961
Media - 2.5%
CBS Corp.
4.63%, 05/15/2018		670	697
5.75%, 04/15/2020 ^		1,060	1,192
8.88%, 05/15/2019		1,460	1,875
CCH II LLC
13.50%, 11/30/2016		5,880	6,792
Clear Channel Worldwide Holdings, Inc. -Series B
9.25%, 12/15/2017 ^		950	1,026
Comcast Corp.
5.88%, 02/15/2018		2,709	3,132
6.95%, 08/15/2037		2,935	3,734
COX Communications, Inc.
8.38%, 03/01/2039 - 144A		3,525	4,720
CSC Holdings LLC
8.50%, 04/15/2014		1,166	1,290
DIRECTV Holdings LLC
3.13%, 02/15/2016		1,046	1,060
DISH DBS Corp.
7.00%, 10/01/2013		115	123
Lamar Media Corp. - Series B
6.63%, 08/15/2015 ^		20	20
NBCUniversal Media LLC
4.38%, 04/01/2021		575	607
5.15%, 04/30/2020		5,746	6,397
News America, Inc.
6.65%, 11/15/2037		40	45
7.63%, 11/30/2028		1,070	1,292
Time Warner Cable, Inc.
5.50%, 09/01/2041		2,070	2,181
5.88%, 11/15/2040		2,045	2,213
Time Warner, Inc.
4.70%, 01/15/2021		950	1,023
6.10%, 07/15/2040		630	739
Metals & Mining - 1.1%
Barrick Gold Corp.
2.90%, 05/30/2016		8,979	9,217
Barrick North America Finance LLC
4.40%, 05/30/2021		65	70
Cliffs Natural Resources, Inc.
4.88%, 04/01/2021		2,495	2,486
Newcrest Finance Pty, Ltd.
4.45%, 11/15/2021 - 144A		2,135	2,106
Novelis, Inc.
8.75%, 12/15/2020 ^		2,735	2,933
Old AII, Inc.
9.00%, 12/15/2014 ‡		560	¿

	Principal (000’s)	Value (000’s)
Metals & Mining (continued)
Steel Dynamics, Inc.
6.75%, 04/01/2015	$105	$107
7.38%, 11/01/2012 ^	55	57
Multiline Retail - 0.8%
Dollar General Corp.
11.88%, 07/15/2017	3,630	4,012
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	3,455	3,861
7.45%, 07/15/2017	2,484	2,900
QVC, Inc.
7.50%, 10/01/2019 - 144A	1,730	1,855
Multi-Utilities - 0.2%
Dominion Resources, Inc.
1.95%, 08/15/2016	2,650	2,663
Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	5,445	6,172
6.38%, 09/15/2017	3,763	4,362
Arch Coal, Inc.
7.25%, 10/01/2020 ^	4,130	4,223
Chesapeake Energy Corp.
6.63%, 08/15/2020	2,346	2,516
Consol Energy, Inc.
8.00%, 04/01/2017	2,610	2,858
8.25%, 04/01/2020 ^	365	403
El Paso Corp.
6.50%, 09/15/2020	1,605	1,735
7.80%, 08/01/2031	19	22
Enterprise Products Operating LLC
6.30%, 09/15/2017	4,150	4,860
KeySpan Gas East Corp.
5.82%, 04/01/2041 - 144A	2,100	2,562
Kinder Morgan Energy Partners, LP
5.95%, 02/15/2018	2,150	2,456
6.38%, 03/01/2041	660	744
6.55%, 09/15/2040	470	526
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016	2,125	2,173
Marathon Petroleum Corp.
6.50%, 03/01/2041	3,154	3,574
MEG Energy Corp.
6.50%, 03/15/2021 - 144A	4,030	4,121
Nexen, Inc.
6.40%, 05/15/2037	1,670	1,769
7.50%, 07/30/2039	2,660	3,189
OGX Petroleo e Gas Participacoes SA
8.50%, 06/01/2018 - 144A	635	622
Peabody Energy Corp.
6.25%, 11/15/2021 - 144A	4,790	4,958
Pemex Project Funding Master Trust
6.63%, 06/15/2035	1,060	1,202
Petrobras International Finance Co.
3.88%, 01/27/2016	5,825	6,001
5.75%, 01/20/2020	7,340	7,856
5.88%, 03/01/2018 ^	1,010	1,105
6.13%, 10/06/2016	371	411
Plains Exploration & Production Co.
10.00%, 03/01/2016	455	504
Range Resources Corp.
5.75%, 06/01/2021	450	487
7.25%, 05/01/2018	3,480	3,724
Rockies Express Pipeline LLC
6.85%, 07/15/2018 - 144A	856	884

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 - 144A	$125	$ ¿
Transocean, Inc.
6.38%, 12/15/2021	1,000	1,063
6.50%, 11/15/2020	1,500	1,549
Western Gas Partners, LP
5.38%, 06/01/2021	3,010	3,191
Williams Partners, LP
4.13%, 11/15/2020	1,750	1,796
Paper & Forest Products - 0.3%
International Paper Co.
4.75%, 02/15/2022 ^	1,750	1,859
6.00%, 11/15/2041 ^	1,280	1,390
Inversiones CMPC SA
4.75%, 01/19/2018 - 144A	985	1,028
Pharmaceuticals - 0.3%
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021	850	865
Teva Pharmaceutical Finance II BV
3.00%, 06/15/2015	2,330	2,426
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/2021	2,050	2,085
Real Estate Investment Trusts - 0.6%
ERP Operating, LP
4.63%, 12/15/2021	2,100	2,141
Hospitality Properties Trust
5.63%, 03/15/2017 ^	1,507	1,526
Mack-Cali Realty, LP
7.75%, 08/15/2019	1,300	1,549
Ventas Realty, LP
4.75%, 06/01/2021	1,155	1,115
Vornado Realty, LP
5.00%, 01/15/2022	3,495	3,525
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc.
6.50%, 02/01/2017	30	28
7.63%, 06/01/2015	35	34
Realogy Corp.
7.88%, 02/15/2019 - 144A ^	2,020	1,758
Road & Rail - 0.4%
Burlington Northern Santa Fe LLC
5.75%, 05/01/2040	4,680	5,599
Software - 0.3%
First Data Corp.
7.38%, 06/15/2019 - 144A ^	2,565	2,411
8.25%, 01/15/2021 - 144A ^	175	157
Oracle Corp.
5.38%, 07/15/2040	1,690	2,059
Wireless Telecommunication Services - 1.0%
Cricket Communications, Inc.
7.75%, 05/15/2016	2,093	2,161
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	7,340	8,098
MetroPCS Wireless, Inc.
7.88%, 09/01/2018 ^	117	119
SBA Tower Trust
5.10%, 04/15/2017 - 144A	1,570	1,635
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A	3,740	3,927

Total Corporate Debt Securities (cost $488,649)		498,128

	Principal (000’s)		Value (000’s)
CONVERTIBLE BOND - 0.1%
Machinery - 0.1%
Navistar International Corp.
3.00%, 10/15/2014		$1,020	$1,099
Total Convertible Bond (cost $1,207)

	Shares		Value (000’s)
PREFERRED STOCKS - 0.1%
Consumer Finance - 0.0% ¥
Ally Financial, Inc., 7.00% - 144A		341	244
Diversified Financial Services - 0.1%
Citigroup Capital XIII, 7.88% *		63,052	1,643
U.S. Government Agency Obligation - 0.0% ¥
Fannie Mae, 0.00% *		1,300	3
Fannie Mae, 0.00% *		81,175	112
Freddie Mac, 8.38% *		93,300	124

Total Preferred Stocks (cost $3,819)			2,126

COMMON STOCK - 0.0% ¥
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. - Class A ‡ ^		323	8
Total Common Stock (cost $8)
WARRANT - 0.0% ¥
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. ‡
Expiration: 11/30/2014
Exercise Price: $25.00		340	2
Total Warrant (cost $¿)

	Notional Amount (000’s)		Value (000’s)
PURCHASED OPTIONS - 0.0% ¥
Call Options - 0.0% ¥
10-Year U.S. Treasury Note Future		$357	61
Call Strike $133.00
Expires 01/27/2012
10-Year U.S. Treasury Note Future		142	58
Call Strike $132.00
Expires 01/27/2012
Euro	EUR	32,875	8
Call Strike $1.45
Expires 02/17/2012
Put Options - 0.0% ¥
10-Year U.S. Treasury Note Future		$191	18
Put Strike $128.00
Expires 01/27/2012
10-Year U.S. Treasury Note Future		366	17
Put Strike $127.00
Expires 01/27/2012
Eurodollar Future		1,070	3
Put Strike $99.00
Expires 01/13/2012

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Notional Amount (000’s)		Value (000’s)
Put Options (continued)
Eurodollar, Mid-Curve 1-Year Future		$2,358	$94
Put Strike $99.00
Expires 03/16/2012

Total Purchased Options (cost $1,134)			259

PURCHASED SWAPTIONS - 0.1%
Call Options - 0.1%
If exercised the Series receives 1.76%, and pays floating 3 month LIBOR, European Style		40,800	827
Expires 01/26/2012
If exercised the Series receives 5%, and pays 5-Year CDX, European Style		17,505	326
Expires 01/18/2012
Put Options - 0.0% ¥
If exercised the Series receives floating 3 month LIBOR, and pays 1.76%, European Style		40,800	t
Expires 01/26/2012
If exercised the Series receives floating 3 month LIBOR, and pays 2.95%, European Style		5,400	226
Expires 06/14/2012
If exercised the Series receives floating 3 month LIBOR, and pays 2.5%, European Style		18,400	t
Expires 01/26/2012
If exercised the Series receives floating 3 month LIBOR, and pays 2.7%, European Style		37,300	4
Expires 01/27/2012
If exercised the Series receives floating 3 month LIBOR, and pays 2.85%, European Style		20,300	t
Expires 01/13/2012
If exercised the Series receives floating 3 month LIBOR, and pays 3.5%, European Style	EUR	16,400	662
Expires 11/08/2012

Total Purchased Swaptions (cost $2,446)			2,045

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 3.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	60,688,179	$60,688
Total Securities Lending Collateral (cost $60,688)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 7.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $116,416 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.0% - 3.5%, due 11/15/2040 -11/25/2040, and with a total value of $118,744.	$116,415	116,415
Total Repurchase Agreement (cost $116,415)

Total Investment Securities (cost $1,916,324)		1,917,150
Other Assets and Liabilities - Net		(328,559)

Net Assets		$1,588,591

	Principal (000’s)	Value (000’s)
SECURITIES SOLD SHORT - (15.5%)
U.S. Government Agency Obligations - (15.5%)
Fannie Mae, TBA
3.50%	$(80,600)	$(82,892)
4.00%	(104,400)	(109,392)
5.50%	(49,300)	(53,583)

Total Securities Sold Short (proceeds $(244,044))		$(245,867)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

WRITTEN SWAPTIONS:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Call - Interest Rate Swap, European Style	GSC	3-month USD LIBOR	Receive	2.08%	02/07/2012	$(39,100)	$(339)	$(1,038)
Call - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Receive	2.56	12/19/2013	(8,600)	(443)	(439)
Call - Interest Rate Swap, European Style	CITI	3-month USD LIBOR	Receive	2.58	12/16/2013	(8,000)	(412)	(420)
Call - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Receive	2.59	12/16/2013	(2,000)	(103)	(106)
Call - Interest Rate Swap, European Style	UBS	3-month USD LIBOR	Receive	4.02	02/02/2012	(15,100)	(586)	(2,756)
Put - Interest Rate Swap, European Style	GSC	3-month USD LIBOR	Pay	2.08	02/07/2012	(39,100)	(339)	[t]
Put - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Pay	2.56	12/19/2013	(8,600)	(443)	(443)
Put - Interest Rate Swap, European Style	CITI	3-month USD LIBOR	Pay	2.58	12/16/2013	(8,000)	(412)	(403)
Put - Interest Rate Swap, European Style	DUB	3-month USD LIBOR	Pay	2.59	12/16/2013	(2,000)	(103)	(100)
Put - Interest Rate Swap, European Style	UBS	3-month USD LIBOR	Pay	4.02	02/02/2012	(15,100)	(586)	[t]

							$(3,766)	$(5,705)

CREDIT DEFAULT WRITTEN SWAPTION ON CREDIT INDICES: p

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)
Put - OTC CDX.NA.HY.17.V1, European Style	MSC	Sell	5.00%	01/18/2012	$(13,129)	$(164)	$(2)

OTC SWAP AGREEMENTS: p

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(2)	Notional Amount (000’s)(3)	Market Value (000’s)	Premiums Paid (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Spain, 1.00%	1.00	03/20/2016	MSC	3.73	$8,000	$808	$475	$333
Spain, 1.00%	1.00	03/20/2016	DUB	3.73	8,000	808	473	335

						$1,616	$948	$668

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION:(4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(2)	Notional Amount (000’s)(3)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Assured Guaranty Corp.	5.00%	12/20/2014	CITI	11.15	$15	$(2)	$(2)	$	[t]
Assured Guaranty Corp.	5.00	12/20/2014	CITI	11.15	640	(94)	(100)		6
Assured Guaranty Corp.	5.00	03/20/2015	CITI	11.27	65	(10)	(12)		2
Assured Guaranty Corp.	5.00	12/20/2016	CITI	11.57	941	(196)	(226)		30
Aviva USA Corp.	1.00	05/25/2012	DUB	1.08	4,800	(17)	(12)		(5)
MetLife, Inc., 5.00%, 06/15/2015	1.00	12/20/2016	CITI	3.22	7,625	(741)	(554)		(187)
MetLife, Inc., 5.00%, 06/15/2015	1.00	12/20/2016	CITI	3.22	1,175	(114)	(92)		(22)
MetLife, Inc., 5.00%, 06/15/2015	1.00	09/20/2016	DUB	3.19	1,560	(143)	(124)		(19)
MetLife, Inc., 5.00%, 06/15/2015	1.00	09/20/2016	MSC	3.19	1,960	(179)	(152)		(27)
MetLife, Inc., 5.00%, 06/15/2015	1.00	09/20/2016	BOA	3.19	470	(43)	(37)		(6)
MetLife, Inc., 5.00%, 06/15/2015	1.00	09/20/2016	GSC	3.19	1,200	(110)	(93)		(17)
MetLife, Inc., 5.00%, 06/15/2015	1.00	09/20/2016	MSC	3.19	1,180	(108)	(82)		(26)

						$(1,757)	$(1,486)		$(271)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

OTC SWAP AGREEMENTS: (continued) p

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2011(2)	Notional Amount (000’s)(3)	Market Value (000’s)(5)	Premiums Paid (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)
Dow Jones North America Investment Grade Index - Series 5, 1.00%	1.00%	12/20/2016	MSC	1.20	$16,340	$151	$185	$(34)
Dow Jones North America Investment Grade Index - Series 5, 1.00%	1.00	12/20/2016	CITI	1.20	21,170	195	305	(110)
Emerging Markets Index - Series 14, 5.00%	5.00	12/20/2015	MSC	2.86	4,380	(318)	(438)	120
North America Investment Grade Index - Series 16, 1.00%	1.00	06/20/2016	MSC	1.18	6,752	52	106	(54)
North America Investment Grade Index - Series 17, 1.00%	1.00	12/20/2016	MSC	1.20	10,675	99	192	(93)

						$179	$350	$(171)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION:(4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(3)	Market Value (000’s)(5)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)
CMBX.NA.3.AAA	0.08%	12/13/2049	MSC	USD	$2,215	$(208)	$(256)	$48
CMBX.NA.4.AAA	0.35	02/17/2051	MSC	USD	2,215	(223)	(265)	42
North America High Yield Index - Series 17, 1.00%	5.00	12/20/2016	CITI	USD	14,700	(1,013)	(1,399)	386
North America High Yield Index - Series 17, 2.00%	5.00	12/20/2016	DUB	USD	3,185	(219)	(240)	21

						$(1,663)	$(2,160)	$497

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums Paid (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
3-Month USD-LIBOR	0.73%	12/22/2013	BOA	USD	41,300	$14	$ [t]	$14
3-Month USD-LIBOR	0.73	12/22/2013	CITI	USD	9,400	4	[t]	4
3-Month USD-LIBOR	0.74	12/22/2013	DUB	USD	19,600	7	[t]	7
3-Month USD-LIBOR	0.74	12/22/2013	DUB	USD	38,300	19	[t]	19
3-Month USD-LIBOR	4.01	05/18/2021	GSC	USD	10,800	1,927	392	1,535
3-Month USD-LIBOR	2.57	08/08/2021	DUB	USD	1,200	64	[t]	64
3-Month USD-LIBOR	2.35	08/12/2021	DUB	USD	8,800	295	[t]	295
3-Month USD-LIBOR	2.15	09/08/2021	DUB	USD	2,300	40	[t]	40
3-Month USD-LIBOR	2.18	10/06/2021	BOA	USD	7,810	(35)	[t]	(35)
3-Month USD-LIBOR	2.03	12/21/2021	DUB	USD	7,100	17	[t]	17
3-Month USD-LIBOR	2.09	01/03/2022	DUB	USD	400	3	[t]	3
3-Month USD-LIBOR	2.08	01/03/2022	DUB	USD	400	3	[t]	3
6-Month EURIBOR	1.24	12/13/2013	CITI	EUR	169,030	(304)	[t]	(304)

						$2,054	$392	$1,662

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Net Unrealized (Depreciation) (000’s)
3-Month USD-LIBOR	3.27%	05/16/2021	DUB	USD	3,650	$(416)	$ [t]	$(416)
3-Month USD-LIBOR	2.26	12/05/2021	CITI	USD	15,000	(346)	[t]	(346)
3-Month USD-LIBOR	2.18	12/29/2021	DUB	USD	8,200	(134)	[t]	(134)
3-Month USD-LIBOR	3.00	01/03/2022	UBS	USD	10,300	(938)	(102)	(836)
6-Month EURIBOR	2.58	11/11/2041	DUB	EUR	1,450	(2)	[t]	(2)
6-Month EURIBOR	2.68	11/18/2041	DUB	EUR	3,125	(88)	[t]	(88)

						$(1,924)	$(102)	$(1,822)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(260)	03/21/2012	$(47)
2-Year U.S. Treasury Note	Short	(348)	03/30/2012	11
30-Year U.S. Treasury Bond	Long	247	03/21/2012	584
3-Month EURIBOR	Long	459	03/19/2012	143
3-Month EURIBOR	Long	62	03/17/2014	64
3-Month EURIBOR	Long	62	06/16/2014	70
3-Month EURIBOR	Long	62	09/15/2014	75
3-Month EURIBOR	Long	62	12/15/2014	77
5-Year U.S. Treasury Note	Long	665	03/30/2012	63
90-Day Eurodollar	Long	672	12/15/2014	388
90-Day Eurodollar	Long	672	03/16/2015	472
German Euro BOBL	Short	(4)	03/08/2012	(11)
German Euro Bund	Long	154	01/27/2012	(141)
German Euro Bund	Short	(4)	03/08/2012	(22)
German Euro Schatz	Short	(1,317)	03/08/2012	(488)
U.K. Long Gilt Bond	Short	(1)	03/28/2012	(5)
Ultra Long U.S. Treasury Bond	Short	(188)	03/21/2012	(451)

				$782

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Euro	CITI	730	01/25/2012	$953	$(8)
Euro	RBS	6,000	01/25/2012	8,000	(234)
Euro	RBS	(12,741)	01/25/2012	(17,345)	853
Euro	CITI	(10,547)	01/25/2012	(14,383)	731
Euro	CITI	(3,192)	01/25/2012	(4,389)	257
Euro	DUB	4,715	01/25/2012	6,350	(247)

					$1,352

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
BOA	$(64)	$131	$67
CITI	(2,464)	2,878	414
CSFB	—	(156)	(156)
DUB	(1,098)	(320)	(1,418)
GSC	779	(900)	(121)
MSC	72	—	72
RBS	619	—	619
UBS	(3,694)	7,110	3,416

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $59,439.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
▲	Rate shown reflects the yield at 12/30/2011.
¿	Amount rounds to less than 1.
ž	The security has a perpetual maturity. The date shown is the next call date.
In default.
Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to $8, or less than 0.01% of the portfolio’s net assets.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Page 43	Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands) (continued):

¥	Percentage rounds to less than 0.1%.
Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
‡	Non-income producing security.
§	Illiquid. At 12/31/2011, the fair value of the illiquid investment security aggregated to less than $1, or less than 0.01% of the portfolio’s net assets.
g	A portion of these securities in the amount of $3,356 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
a	A portion of these securities in the amount of $6,763 has been segregated as collateral with the broker for open swaps contracts and/or for swaptions.
p	Securities with an aggregate market value of $156 and cash in the amount of $1,220 have been pledged by the broker as collateral with the custodian for open swaps contracts and/or for swaptions.
Aggregate cost for federal income tax purposes is $1,916,431. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $41,926 and $41,207, respectively. Net unrealized appreciation for tax purposes is $719.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $227,490, or 14.32%, of the fund’s net assets.
BOA	Bank of America
BP	Basis Point
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
CDX	A series of indices that track North American and emerging market credit derivative indices.
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
IO	Interest Only
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
OJSC	Open Joint Stock Company
OTC	Over The Counter
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
RBS	Royal Bank of Scotland Group PLC
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
UBS	UBS Warburg LLC

CURRENCY ABBREVIATIONS:

EUR	Euro
USD	United States Dollar

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Asset-Backed Securities	$—	$76,571	$—	$76,571
Common Stock	8	—	—	8
Convertible Bonds	—	1,099	—	1,099
Corporate Debt Securities	—	498,128	¿	498,128
Foreign Government Obligations	—	57,380	—	57,380
Mortgage-Backed Securities	—	181,169	—	181,169
Municipal Government Obligations	—	4,096	—	4,096
Preferred Corporate Debt Securities	—	5,396	—	5,396
Preferred Stocks	2,126	—	—	2,126
Purchased Options	251	8	—	259
Purchased Swaptions	—	2,045	—	2,045
Repurchase Agreement	—	116,415	—	116,415
Securities Lending Collateral	60,688	—	—	60,688
U.S. Government Agency Obligations	—	791,301	—	791,301
U.S. Government Obligations	—	120,467	—	120,467
Warrant	2	—	—	2

Total	$63,075	$1,854,075	$ ¿	$1,917,150

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
U.S. Government Agency Obligations	$—	$(245,867)	$—	$(245,867)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Credit Default Swaptions	$—	$(2)	$—	$(2)
Written Swaptions	$—	$(5,705)	$—	$(5,705)

Total	$—	$(5,707)	$—	$5,707

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$1,947	$—	$—	$1,947
Futures Contracts - Depreciation	(1,165)	—	—	(1,165)
Credit Default Swap - Appreciation	—	1,323	—	1,323
Credit Default Swap - Depreciation	—	(600)	—	(600)
Forward Contracts - Appreciation	—	1,841	—	1,841
Forward Contracts - Depreciation	—	(489)	—	(489)
Interest Rate Swaps - Appreciation	—	2,001	—	2,001
Interest Rate Swaps - Depreciation	—	(2,161)	—	(2,161)

Total	$782	$1,915	$—	$2,697

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands)(continued):

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010		Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3		Ending Balance at 12/31/2011			Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 ƒ
Corporate Debt Securities	$	¿	$—	$—	$—	$—	$—	$—	$(	¿)	$		¿	$(2)
Preferred Corporate Debt Securities		¿	—	—	—	—	—	—	(	¿)		—		—

Total	$	¿	$—	$—	$—	$—	$—	$—	$(	¿)	$		¿	$(2)

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
Transferred out of Level 3 because of availability of observable inputs.
¿	Amount rounds to less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)	Value (000’s)
PREFERRED CORPORATE DEBT SECURITY - 0.0% ¥
Hotels, Restaurants & Leisure - 0.0% ¥
Fontainebleau Resorts
12.50%, 06/30/2012 - 144A ‡	$3,827	$	¿
Total Preferred Corporate Debt Security (cost $3,759)

CORPORATE DEBT SECURITIES - 90.7%
Aerospace & Defense - 0.8%
Alliant Techsystems, Inc.
6.88%, 09/15/2020	565		576
TransDigm, Inc.
7.75%, 12/15/2018	4,880		5,246
Air Freight & Logistics - 0.3%
AMGH Merger Sub, Inc.
9.25%, 11/01/2018 - 144A	2,025		2,086
Auto Components - 1.5%
Affinia Group, Inc.
10.75%, 08/15/2016 - 144A	1,062		1,152
Allison Transmission, Inc.
7.13%, 05/15/2019 - 144A	850		833
American Axle & Manufacturing Holdings, Inc.
9.25%, 01/15/2017 - 144A	1,917		2,080
Goodyear Tire & Rubber Co.
10.50%, 05/15/2016	520		573
Meritor, Inc.
8.13%, 09/15/2015	1,075		962
Tomkins LLC / Tomkins, Inc.
9.00%, 10/01/2018	1,630		1,807
Tower Automotive Holdings USA LLC
10.63%, 09/01/2017 - 144A	2,212		2,223
UCI International, Inc.
8.63%, 02/15/2019	905		878
Visteon Corp.
6.75%, 04/15/2019 - 144A	545		544
Automobiles - 1.0%
Chrysler Group LLC
8.25%, 06/15/2021 - 144A	2,815		2,562
Ford Motor Co.
7.45%, 07/16/2031	3,995		4,794
Biotechnology - 0.2%
STHI Holding Corp.
8.00%, 03/15/2018 - 144A	1,115		1,146
Capital Markets - 0.5%
E*Trade Financial Corp.
12.50%, 11/30/2017	3,070		3,469
Chemicals - 2.5%
Celanese US Holdings LLC
5.88%, 06/15/2021	765		790
6.63%, 10/15/2018	655		696
CF Industries Holdings, Inc.
6.88%, 05/01/2018	2,180		2,496
7.13%, 05/01/2020	1,625		1,922
Chemtura Corp.
7.88%, 09/01/2018	1,520		1,566
Hexion U.S. Finance Corp.
9.00%, 11/15/2020	775		639
Ineos Group Holdings, Ltd.
8.50%, 02/15/2016 - 144A	1,700		1,352
Kraton Polymers LLC
6.75%, 03/01/2019	550		517
Lyondell Chemical Co.
11.00%, 05/01/2018	819		894

	Principal (000’s)	Value (000’s)
Chemicals (continued)
Lyondellbasell Industries NV
6.00%, 11/15/2021 - 144A	$835	$866
Nova Chemicals Corp.
8.38%, 11/01/2016	1,390	1,515
PolyOne Corp.
7.38%, 09/15/2020	440	454
Rain CII Carbon LLC
8.00%, 12/01/2018 - 144A	2,040	2,045
Scotts Miracle-Gro Co.
7.25%, 01/15/2018	460	483
Solutia, Inc.
8.75%, 11/01/2017	1,225	1,338
Vertellus Specialties, Inc.
9.38%, 10/01/2015 - 144A	890	681
Commercial Banks - 1.1%
CIT Group, Inc.
5.25%, 04/01/2014 - 144A	2,080	2,072
7.00%, 05/01/2015 - 05/01/2017	5,885	5,889
Commercial Services & Supplies - 2.7%
ACCO Brands Corp.
10.63%, 03/15/2015	1,490	1,658
Aramark Holdings Corp.
8.63%, 05/01/2016 - 144A	815	839
Casella Waste Systems, Inc.
7.75%, 02/15/2019	810	792
Emergency Medical Services Corp.
8.13%, 06/01/2019	2,910	2,903
Interface, Inc.
7.63%, 12/01/2018	730	772
International Lease Finance Corp.
8.75%, 03/15/2017	2,455	2,529
Jaguar Holding Co II / Jaguar Merger Sub, Inc.
9.50%, 12/01/2019 - 144A	4,070	4,273
Koppers, Inc.
7.88%, 12/01/2019	550	583
RBS Global, Inc.
11.75%, 08/01/2016	870	914
RSC Equipment Rental, Inc./RSC Holdings III LLC
8.25%, 02/01/2021	290	294
Rural/Metro Corp.
10.13%, 07/15/2019 - 144A	925	872
TransUnion LLC
11.38%, 06/15/2018	3,035	3,466
Communications Equipment - 0.3%
Brocade Communications Systems, Inc.
6.63%, 01/15/2018	565	588
6.88%, 01/15/2020	565	601
CommScope, Inc.
8.25%, 01/15/2019 - 144A	1,065	1,065
Computers & Peripherals - 0.4%
Seagate HDD Cayman
7.00%, 11/01/2021 - 144A	2,720	2,788
Construction & Engineering - 0.4%
Huntington Ingalls Industries, Inc.
6.88%, 03/15/2018 - 144A	650	637
7.13%, 03/15/2021 - 144A	2,155	2,112
Construction Materials - 0.3%
Building Materials Corp., of America
6.75%, 05/01/2021 - 144A	2,185	2,294
RathGibson, Inc.
11.25%, 02/15/2014 ‡	2,145	¿

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Consumer Finance - 0.9%
Ally Financial, Inc.
6.25%, 12/01/2017	$3,830	$3,694
8.00%, 11/01/2031	3,055	2,948
Containers & Packaging - 0.6%
BWAY Holding Co.
10.00%, 06/15/2018	455	485
Sealed Air Corp.
8.38%, 09/15/2021 - 144A	3,360	3,712
Diversified Consumer Services - 3.6%
Education Management LLC
8.75%, 06/01/2014	3,530	3,539
Express LLC
8.75%, 03/01/2018	5,145	5,569
Laureate Education, Inc.
10.00%, 08/15/2015 - 144A	5,805	5,921
11.25%, 08/15/2015 - 144A	8,015	8,216
12.75%, 08/15/2017 - 144A	2,690	2,771
Stewart Enterprises, Inc.
6.50%, 04/15/2019	440	442
Diversified Financial Services - 8.4%
Abengoa Finance SAU
8.88%, 11/01/2017 - 144A	1,255	1,255
Bank of America NA
5.30%, 03/15/2017	1,450	1,308
Buffalo Thunder Development Authority
9.38%, 12/15/2014 - 144A ‡	3,095	990
CCM Merger, Inc.
8.00%, 08/01/2013 - 144A	730	704
Ceva Group PLC
8.38%, 12/01/2017 - 144A	3,450	3,234
11.50%, 04/01/2018 - 144A	1,115	1,006
11.63%, 10/01/2016 - 144A	1,715	1,702
CNH Capital LLC
6.25%, 11/01/2016 - 144A	1,640	1,689
DPL, Inc.
6.50%, 10/15/2016 - 144A	1,620	1,725
7.25%, 10/15/2021 - 144A	3,290	3,553
Ford Motor Credit Co., LLC
5.75%, 02/01/2021	1,945	2,027
5.88%, 08/02/2021	1,585	1,652
8.00%, 12/15/2016	3,595	4,079
8.13%, 01/15/2020	2,175	2,560
12.00%, 05/15/2015	1,150	1,409
General Motors Financial Co., Inc.
6.75%, 06/01/2018 - 144A	1,075	1,097
Ineos Finance PLC
9.00%, 05/15/2015 - 144A	2,000	2,030
International Lease Finance Corp.
5.65%, 06/01/2014	1,775	1,695
5.88%, 05/01/2013	550	542
6.25%, 05/15/2019	1,630	1,506
8.25%, 12/15/2020	2,775	2,803
8.63%, 01/15/2022	3,740	3,783
MCE Finance, Ltd.
10.25%, 05/15/2018	1,725	1,859
Nielsen Finance LLC
11.50%, 05/01/2016	1,138	1,303
11.63%, 02/01/2014	1,189	1,366
Petroplus Finance, Ltd.
7.00%, 05/01/2017 - 144A	1,000	495
9.38%, 09/15/2019 - 144A	1,080	545

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Pinnacle Foods Finance LLC
9.25%, 04/01/2015	$745	$765
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A	3,150	3,134
7.13%, 04/15/2019 - 144A	1,885	1,918
8.75%, 10/15/2016 - 144A	1,615	1,700
9.00%, 04/15/2019 - 144A	670	637
9.88%, 08/15/2019 - 144A	1,380	1,339
WMG Acquisition Corp.
9.50%, 06/15/2016 - 144A	490	532
11.50%, 10/01/2018 - 144A	3,050	3,027
Diversified Telecommunication Services - 6.8%
Avaya, Inc.
7.00%, 04/01/2019 - 144A	890	863
9.75%, 11/01/2015	2,685	2,417
10.13%, 11/01/2015	4,687	4,219
CenturyLink, Inc.
6.45%, 06/15/2021	4,320	4,328
EH Holding Corp.
6.50%, 06/15/2019 - 144A	2,725	2,841
GCI, Inc.
6.75%, 06/01/2021	550	536
Intelsat Jackson Holdings SA
9.50%, 06/15/2016	2,631	2,749
11.25%, 06/15/2016	2,580	2,711
Intelsat Luxembourg SA
11.50%, 02/04/2017	2,695	2,601
11.50%, 02/04/2017 - 144A	3,335	3,218
Telesat Canada
11.00%, 11/01/2015	4,500	4,832
12.50%, 11/01/2017	3,065	3,425
UPCB Finance V, Ltd.
7.25%, 11/15/2021 - 144A	4,500	4,556
Virgin Media Finance PLC
8.38%, 10/15/2019	250	274
Wind Acquisition Holdings Finance SA
12.25%, 07/15/2017 - 144A	4,504	3,045
Windstream Corp.
7.50%, 06/01/2022 - 144A	1,495	1,491
7.75%, 10/01/2021	4,675	4,792
8.13%, 09/01/2018	615	659
Electric Utilities - 0.6%
Calpine Construction Finance Co., LP
8.00%, 06/01/2016 - 144A	1,520	1,642
Texas Competitive Electric Holdings Co. LLC
11.50%, 10/01/2020 - 144A	2,900	2,461
Electrical Equipment - 0.1%
Polypore International, Inc.
7.50%, 11/15/2017	555	574
Energy Equipment & Services - 0.8%
Basic Energy Services, Inc.
7.75%, 02/15/2019	545	549
Oil States International, Inc.
6.50%, 06/01/2019	2,685	2,745
Precision Drilling Corp.
6.50%, 12/15/2021 - 144A	1,835	1,872
6.63%, 11/15/2020	835	854
Food & Staples Retailing - 0.1%
Pantry, Inc.
7.75%, 02/15/2014	855	849
Food Products - 1.0%
American Seafoods Group LLC
10.75%, 05/15/2016 - 144A § Δ	4,515	4,018

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Food Products (continued)
ASG Consolidated LLC
15.00%, 05/15/2017 - 144A §	$1,576	$1,176
Michael Foods, Inc.
9.75%, 07/15/2018	2,210	2,326
Gas Utilities - 0.2%
AmeriGas Partners, LP
6.25%, 08/20/2019	1,220	1,214
Health Care Equipment & Supplies - 2.4%
Accellent, Inc.
8.38%, 02/01/2017	2,950	2,891
Alere, Inc.
7.88%, 02/01/2016	1,815	1,820
American Renal Holdings Co., Inc.
8.38%, 05/15/2018	435	457
Biomet, Inc.
10.00%, 10/15/2017	200	216
10.38%, 10/15/2017	2,050	2,219
11.63%, 10/15/2017	7,445	8,078
Kinetic Concepts, Inc.
10.50%, 11/01/2018 - 144A	1,645	1,612
Teleflex, Inc.
6.88%, 06/01/2019	435	453
Health Care Providers & Services - 2.0%
GCB U.S. Oncology, Inc. (Escrow Shares) 08/15/2017	1,110	14
HCA Holdings, Inc.
7.75%, 05/15/2021	630	641
HCA, Inc.
6.50%, 02/15/2020	2,380	2,469
7.50%, 02/15/2022	4,085	4,178
9.88%, 02/15/2017	372	406
inVentiv Health, Inc.
10.00%, 08/15/2018 - 144A	765	700
Multiplan, Inc.
9.88%, 09/01/2018 - 144A	2,885	3,000
Res-Care, Inc.
10.75%, 01/15/2019	1,975	2,039
Rotech Healthcare, Inc.
10.50%, 03/15/2018	1,530	1,178
Hotels, Restaurants & Leisure - 6.7%
Caesars Entertainment Operating Co., Inc.
5.38%, 12/15/2013	900	729
5.63%, 06/01/2015	6,260	3,396
10.00%, 12/15/2015 - 12/15/2018	1,910	1,423
11.25%, 06/01/2017	3,240	3,438
12.75%, 04/15/2018	3,545	2,818
Cinemark USA, Inc.
7.38%, 06/15/2021	540	552
Fontainebleau Las Vegas Holdings LLC
10.25%, 06/15/2015 - 144A ‡	5,645	4
Greektown Holdings LLC (Escrow Shares)
10.75%, 12/01/2013 - 144A	1,495	¿
Inn of the Mountain Gods Resort & Casino
1.25%, 11/30/2020 - 144A §	1,302	689
8.75%, 11/30/2020 - 144A §	566	546
Mandalay Resort Group
7.63%, 07/15/2013	690	690
MGM Resorts International
6.75%, 09/01/2012 - 04/01/2013	2,500	2,516
9.00%, 03/15/2020	555	615
10.38%, 05/15/2014	1,175	1,342
11.13%, 11/15/2017	1,215	1,385

	Principal (000’s)	Value (000’s)
Hotels, Restaurants & Leisure (continued)
Mohegan Tribal Gaming Authority
6.88%, 02/15/2015	$2,340	$1,041
7.13%, 08/15/2014	2,225	1,051
8.00%, 04/01/2012	2,050	1,374
11.50%, 11/01/2017 - 144A	1,385	1,278
NCL Corp., Ltd.
9.50%, 11/15/2018	660	688
11.75%, 11/15/2016	2,135	2,455
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc.
10.50%, 01/15/2020 - 144A	2,725	2,739
Peninsula Gaming LLC
8.38%, 08/15/2015	990	1,049
10.75%, 08/15/2017	2,400	2,514
Royal Caribbean Cruises, Ltd.
6.88%, 12/01/2013	365	385
7.25%, 06/15/2016 - 03/15/2018	970	1,029
Seven Seas Cruises S. DE R.L., LLC
9.13%, 05/15/2019 - 144A	1,820	1,861
Sugarhouse HSP Gaming Prop Mezz, LP
8.63%, 04/15/2016 - 144A	595	610
Tunica-Biloxi Gaming Authority
9.00%, 11/15/2015 - 144A §	2,435	2,344
Vail Resorts, Inc.
6.50%, 05/01/2019	555	566
Waterford Gaming LLC
8.63%, 09/15/2014 - 144A §	2,351	1,355
WMG Acquisition Corp.
9.50%, 06/15/2016	2,865	3,109
Wynn Las Vegas LLC
7.75%, 08/15/2020	3,265	3,625
Household Durables - 0.6%
Libbey Glass, Inc.
10.00%, 02/15/2015	1,566	1,676
Sealy Mattress Co.
10.88%, 04/15/2016 - 144A	2,398	2,619
Household Products - 1.2%
Amscan Holdings, Inc.
8.75%, 05/01/2014	5,060	5,060
Spectrum Brands Holdings, Inc.
9.50%, 06/15/2018 - 144A	870	952
12.00%, 08/28/2019	2,510	2,730
Independent Power Producers & Energy Traders - 2.7%
AES Corp.
7.38%, 07/01/2021 - 144A	1,075	1,158
Calpine Corp.
7.50%, 02/15/2021 - 144A	5,090	5,446
Edison Mission Energy
7.50%, 06/15/2013	2,750	2,668
GenOn Energy, Inc.
7.88%, 06/15/2017	3,235	3,122
9.88%, 10/15/2020	2,920	2,964
NRG Energy, Inc.
7.88%, 05/15/2021 - 144A	1,665	1,623
8.25%, 09/01/2020	2,960	2,975
Industrial Conglomerates - 0.5%
Amsted Industries, Inc.
8.13%, 03/15/2018 - 144A	2,360	2,502
NBTY, Inc.
9.00%, 10/01/2018	1,120	1,232
Insurance - 0.5%
Alliant Holdings I, Inc.
11.00%, 05/01/2015 - 144A	1,325	1,365

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Insurance (continued)
Hub International Holdings, Inc.
9.00%, 12/15/2014 - 144A	$1,340	$1,343
USI Holdings Corp.
4.33%, 11/15/2014 - 144A *	640	584
Internet & Catalog Retail - 0.2%
Checkout Holding Corp.
Zero Coupon, 11/15/2015 - 144A	2,305	1,222
Internet Software & Services - 0.2%
Equinix, Inc.
7.00%, 07/15/2021	1,100	1,161
IT Services - 1.0%
Fidelity National Information Services, Inc.
7.63%, 07/15/2017 - 144A	1,095	1,180
SunGard Data Systems, Inc.
10.63%, 05/15/2015	5,750	6,124
Life Sciences Tools & Services - 0.4%
Bio-Rad Laboratories, Inc.
8.00%, 09/15/2016	2,125	2,326
Patheon, Inc.
8.63%, 04/15/2017 - 144A	880	700
Machinery - 1.3%
American Railcar Industries, Inc.
7.50%, 03/01/2014	1,000	1,000
Commercial Vehicle Group, Inc.
7.88%, 04/15/2019 - 144A	870	837
Manitowoc Co., Inc.
8.50%, 11/01/2020	970	1,022
9.50%, 02/15/2018	615	655
Meritor, Inc.
10.63%, 03/15/2018	990	931
Navistar International Corp.
8.25%, 11/01/2021	1,980	2,106
Terex Corp.
10.88%, 06/01/2016	2,820	3,116
Marine - 0.2%
CMA CGM SA
8.50%, 04/15/2017 - 144A	2,475	1,095
Media - 5.9%
Adelphia Communications Corp. (Escrow Certificates)
9.25%, 10/01/2049	1,305	4
10.25%, 06/15/2049 - 11/01/2049	1,460	5
AMC Entertainment, Inc.
8.75%, 06/01/2019	535	554
AMC Networks, Inc.
7.75%, 07/15/2021 - 144A	890	968
Bresnan Broadband Holdings LLC
8.00%, 12/15/2018 - 144A	345	359
Cablevision Systems Corp.
7.75%, 04/15/2018	805	853
8.63%, 09/15/2017	1,650	1,827
Catalina Marketing Corp.
10.50%, 10/01/2015 - 144A	2,384	2,378
11.63%, 10/01/2017 - 144A §	2,828	2,771
CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, 01/15/2019	1,140	1,188
7.25%, 10/30/2017	1,010	1,064
7.38%, 06/01/2020	1,755	1,852
7.88%, 04/30/2018	1,125	1,200
8.13%, 04/30/2020	100	110
Clear Channel Worldwide Holdings, Inc. -Series B
9.25%, 12/15/2017	1,270	1,372

	Principal (000’s)	Value (000’s)
Media (continued)
Crown Media Holdings, Inc.
10.50%, 07/15/2019	$770	$810
CSC Holdings LLC
6.75%, 11/15/2021 - 144A	2,210	2,326
Cumulus Media, Inc.
7.75%, 05/01/2019 - 144A	1,090	967
DISH DBS Corp.
6.75%, 06/01/2021	2,630	2,834
LBI Media Holdings, Inc.
11.00%, 10/15/2013	360	320
LBI Media, Inc.
9.25%, 04/15/2019 - 144A	1,490	1,328
MDC Partners, Inc.
11.00%, 11/01/2016	2,240	2,397
MediaCom Broadband LLC
8.50%, 10/15/2015	2,615	2,693
MediaCom LLC
9.13%, 08/15/2019	935	992
NAI Entertainment Holdings LLC
8.25%, 12/15/2017 - 144A	690	730
National CineMedia LLC
7.88%, 07/15/2021	3,010	2,984
Regal Cinemas Corp.
8.63%, 07/15/2019	1,330	1,436
Regal Entertainment Group
9.13%, 08/15/2018	1,340	1,437
Sirius XM Radio, Inc.
8.75%, 04/01/2015 - 144A	1,390	1,522
Sitel LLC
11.50%, 04/01/2018	680	502
XM Satellite Radio, Inc.
13.00%, 08/01/2013 - 144A	2,715	3,081
Metals & Mining - 2.6%
FMG Resources August 2006 Pty, Ltd.
7.00%, 11/01/2015 - 144A	4,955	5,004
8.25%, 11/01/2019 - 144A	4,390	4,467
JMC Steel Group
8.25%, 03/15/2018 - 144A	1,110	1,082
Novelis, Inc.
8.38%, 12/15/2017	1,145	1,217
8.75%, 12/15/2020	2,205	2,365
Quadra FNX Mining, Ltd.
7.75%, 06/15/2019 - 144A	2,985	3,377
SunCoke Energy, Inc.
7.63%, 08/01/2019 - 144A	1,085	1,085
Multiline Retail - 0.1%
Burlington Coat Factory Warehouse Corp.
10.00%, 02/15/2019	795	777
Oil, Gas & Consumable Fuels - 10.9%
Alpha Natural Resources, Inc.
6.00%, 06/01/2019	1,800	1,746
6.25%, 06/01/2021	1,205	1,169
Anadarko Petroleum Corp.
6.38%, 09/15/2017	1,855	2,150
Arch Coal, Inc.
7.00%, 06/15/2019 - 144A	2,160	2,203
7.25%, 10/01/2020	755	772
7.25%, 06/15/2021 - 144A	2,160	2,219
8.75%, 08/01/2016	655	716
Berry Petroleum Co.
10.25%, 06/01/2014	1,695	1,917
Bill Barrett Corp.
7.63%, 10/01/2019	1,405	1,468

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Page 50	Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Bill Barrett Corp. (continued)
9.88%, 07/15/2016	$340	$374
Calfrac Holdings, LP
7.50%, 12/01/2020 - 144A	690	673
Carrizo Oil & Gas, Inc.
8.63%, 10/15/2018	3,220	3,252
Chesapeake Oilfield Operating LLC
6.63%, 11/15/2019 - 144A	875	910
Cloud Peak Energy Resources LLC
8.50%, 12/15/2019	2,735	2,954
Coffeyville Resources LLC
9.00%, 04/01/2015 - 144A	4,082	4,327
Concho Resources, Inc.
6.50%, 01/15/2022	1,070	1,118
7.00%, 01/15/2021	1,325	1,423
Consol Energy, Inc.
8.00%, 04/01/2017	1,335	1,462
8.25%, 04/01/2020	1,120	1,238
Continental Resources, Inc.
7.13%, 04/01/2021	545	591
7.38%, 10/01/2020	230	251
Denbury Resources, Inc.
8.25%, 02/15/2020	1,360	1,520
9.75%, 03/01/2016	3,875	4,272
Frac Tech Services LLC
7.63%, 11/15/2018 - 144A	3,300	3,457
Frontier Oil Corp.
6.88%, 11/15/2018	445	456
GMX Resources, Inc.
11.00%, 12/01/2017 - 144A	675	547
Harvest Operations Corp.
6.88%, 10/01/2017 - 144A	645	668
Hollyfrontier Corp.
9.88%, 06/15/2017	1,510	1,669
Kodiak Oil & Gas Corp.
8.13%, 12/01/2019 - 144A	2,175	2,254
Oasis Petroleum, Inc.
6.50%, 11/01/2021	755	749
OGX Petroleo e Gas Participacoes SA
8.50%, 06/01/2018 - 144A	4,325	4,239
Peabody Energy Corp.
6.00%, 11/15/2018 - 144A	3,815	3,891
6.25%, 11/15/2021 - 144A	3,270	3,384
Petroleum Development Corp.
12.00%, 02/15/2018	1,170	1,269
Quicksilver Resources, Inc.
11.75%, 01/01/2016	3,590	4,075
Range Resources Corp.
6.75%, 08/01/2020	1,320	1,465
Rosetta Resources, Inc.
9.50%, 04/15/2018	825	891
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049	2,985	¿
SESI LLC
6.38%, 05/01/2019	2,745	2,793
6.88%, 06/01/2014	290	291
Venoco, Inc.
8.88%, 02/15/2019	2,995	2,696
11.50%, 10/01/2017	430	434
W&T Offshore, Inc.
8.50%, 06/15/2019 - 144A	2,165	2,241
WPX Energy, Inc.
5.25%, 01/15/2017 - 144A	1,305	1,312

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc. (continued)
6.00%, 01/15/2022 - 144A	$2,725	$2,790
Paper & Forest Products - 1.6%
Boise Paper Holdings LLC
8.00%, 04/01/2020	445	471
9.00%, 11/01/2017	1,835	1,973
Domtar Corp.
10.75%, 06/01/2017	1,540	1,940
Longview Fibre Paper & Packaging, Inc.
8.00%, 06/01/2016 - 144A	1,095	1,095
Sappi Papier Holding GmbH
6.63%, 04/15/2021 - 144A	2,995	2,567
Verso Paper Holdings LLC
8.75%, 02/01/2019	1,655	1,010
Verso Paper Holdings LLC -Series B
4.18%, 08/01/2014 *	425	268
11.38%, 08/01/2016	5,165	2,118
Personal Products - 0.3%
Revlon Consumer Products Corp.
9.75%, 11/15/2015	2,150	2,287
Pharmaceuticals - 1.4%
ConvaTec Healthcare E SA
10.50%, 12/15/2018 - 144A	4,905	4,377
Endo Pharmaceuticals Holdings, Inc.
7.00%, 07/15/2019 - 12/15/2020	2,030	2,160
7.25%, 01/15/2022	450	479
Warner Chilcott Co. LLC
7.75%, 09/15/2018	2,988	3,051
Real Estate Management & Development - 2.3%
CBRE Services, Inc.
6.63%, 10/15/2020	2,150	2,204
11.63%, 06/15/2017	4,465	5,146
Toys “R” Us Property Co., I LLC
10.75%, 07/15/2017	8,415	9,204
Road & Rail - 1.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
9.63%, 03/15/2018	2,480	2,566
9.75%, 03/15/2020	2,165	2,225
Hertz Corp.
7.50%, 10/15/2018	735	768
Kansas City Southern de Mexico SA de CV
6.13%, 06/15/2021	600	617
RSC Equipment Rental, Inc./RSC Holdings III LLC
10.00%, 07/15/2017 - 144A	2,835	3,302
10.25%, 11/15/2019	1,075	1,172
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.
7.75%, 08/01/2020	1,115	1,145
8.13%, 12/15/2017	840	872
Software - 0.6%
SSI Investments II
11.13%, 06/01/2018	4,165	4,404
Specialty Retail - 3.3%
Academy, Ltd.
9.25%, 08/01/2019 - 144A	2,375	2,345
Ltd. Brands, Inc.
6.63%, 04/01/2021	4,135	4,383
8.50%, 06/15/2019	2,650	3,087
Michaels Stores, Inc.
7.75%, 11/01/2018	495	500
11.38%, 11/01/2016	1,010	1,070

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Specialty Retail (continued)
Petco Animal Supplies, Inc.
9.25%, 12/01/2018 - 144A	$3,325	$3,566
Sally Holdings LLC / Sally Capital, Inc.
6.88%, 11/15/2019 - 144A	4,790	5,006
Toys “R” Us - Delaware, Inc.
7.38%, 09/01/2016 - 144A	1,440	1,444
Toys “R” Us, Inc.
7.88%, 04/15/2013	2,645	2,688
Textiles, Apparel & Luxury Goods - 0.9%
Oxford Industries, Inc.
11.38%, 07/15/2015	840	920
Perry Ellis International, Inc.
7.88%, 04/01/2019	1,490	1,453
Polymer Group, Inc.
7.75%, 02/01/2019 - 144A	1,265	1,309
PVH Corp.
7.75%, 11/15/2023	2,795	3,144
Trading Companies & Distributors - 0.2%
United Rentals North America, Inc.
10.88%, 06/15/2016	1,570	1,743
Transportation Infrastructure - 0.4%
CHC Helicopter SA
9.25%, 10/15/2020 - 144A	3,365	3,029
Wireless Telecommunication Services - 3.4%
Digicel, Ltd.
8.25%, 09/01/2017 - 144A	2,705	2,719
12.00%, 04/01/2014 - 144A	1,445	1,618
Nextel Communications, Inc. -Series E
6.88%, 10/31/2013	7,080	7,045
NII Capital Corp.
8.88%, 12/15/2019	2,685	2,826
SBA Telecommunications, Inc.
8.00%, 08/15/2016	985	1,061
8.25%, 08/15/2019	660	718
Sprint Nextel Corp.
6.00%, 12/01/2016	1,530	1,270
8.38%, 08/15/2017	1,500	1,344
9.00%, 11/15/2018 - 144A	6,225	6,536

Total Corporate Debt Securities (cost $664,947)		661,089

CONVERTIBLE BOND - 0.0% ¥
Independent Power Producers & Energy Traders - 0.0%¥
Mirant Corp. (Escrow Certificates)
2.50%, 06/15/2021	1,220	¿
Total Convertible Bond (cost $¿)
LOAN ASSIGNMENTS - 5.6%
Automobiles - 0.2%
DaimlerChrysler Group LLC
6.00%, 05/24/2017 *	1,393	1,315
Building Products - 0.4%
Panolam Industries International, Inc., 1st Lien
8.25%, 12/31/2013 *	2,242	2,107
Panolam Industries International, Inc., 2nd Lien
10.00%, 06/30/2014 *	886	811
Diversified Financial Services - 0.5%
CCM Merger, Inc. Tranche B
7.00%, 03/01/2017 *	960	949
Ceva Group PLC Extended Letter of Credit
5.58%, 08/31/2016 *	535	489

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Ceva Group PLC Extended Tranche B
5.43%, 08/31/2016 *	$1,493	$1,370
First Data, Tranche B2
3.04%, 09/24/2014 *	1,314	1,181
Electric Utilities - 0.5%
Texas Competitive Electric Holding Co., LLC Non-Extended
3.78%, 10/10/2014 *	4,791	3,334
Food Products - 0.4%
Del Monte Corp.
4.50%, 03/08/2018 *	2,786	2,640
Hotels, Restaurants & Leisure - 0.9%
Cannery Casino Resorts LLC, 2nd Lien
4.55%, 05/16/2014 *	860	765
Hit Entertainment, Inc., 2nd Lien
5.78%, 02/26/2013 *	4,360	4,292
NPC International, Inc., Tranche B
6.75%, 12/28/2018 *	1,500	1,493
Household Products - 0.4%
Amscan Holdings, Inc., Tranche B
6.75%, 12/04/2017 *	3,259	3,235
Insurance - 0.2%
Asurion Corp., 2nd Lien
9.00%, 05/24/2019 *	1,800	1,773
Multiline Retail - 0.2%
Burlington Coat Factory Warehouse Corp., Tranche B
6.25%, 02/23/2017 *	1,170	1,146
Oil, Gas & Consumable Fuels - 0.9%
Samson Investment Co.
8.00%, 12/21/2012 *	6,600	6,600
Personal Products - 0.5%
Revlon Consumer Products, Tranche B
4.75%, 11/17/2017 *	3,830	3,779
Pharmaceuticals - 0.3%
Aptalis Pharma, Inc., Tranche B
5.50%, 02/10/2017 *	2,376	2,317
Specialty Retail - 0.2%
Academy Sports & Outdoors, Inc.
6.00%, 08/03/2018 *	1,500	1,483

Total Loan Assignments (cost $42,066)		41,079

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCKS - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., 4.50%	18,815	1,743
Chesapeake Energy Corp., 5.00%	2,304	192

Total Convertible Preferred Stocks (cost $2,091)		1,935

PREFERRED STOCK - 0.2%
Diversified Financial Services - 0.2%
GMAC Capital Trust I, 8.13% *	87,120	1,685
Total Preferred Stock (cost $2,200)
COMMON STOCKS - 0.7%
Airlines - 0.0% ¥
Delta Air Lines, Inc. ‡	13,451	109
Building Products - 0.2%
Panolam Holdings Co. ‡ § Δ	1,803	1,540
Construction Materials - 0.5%
RathGibson, Inc. (Escrow Certificates) ‡ §Δ	95,700	2,957

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Hotels, Restaurants & Leisure - 0.0%¥
Greektown Superholdings, Inc. ‡	1,131	$76
Independent Power Producers & Energy Traders - 0.0%¥
Mirant Corp. (Escrow Certificates) ‡	550,000	¿
Oil, Gas & Consumable Fuels - 0.0%¥
SemGroup Corp. - Class A ‡	7,723	201

Total Common Stocks (cost $4,305)		4,883

INVESTMENT COMPANY - 0.0% ¥
Diversified Financial Services - 0.0%¥
Adelphia Recovery Trust	2,697,805	3
Total Investment Company (cost $2,641)
RIGHT - 0.0% ¥
Hotels, Restaurants & Leisure - 0.0% ¥
BLB Contingent Value Rights ‡ § Δ	2,010	8
Total Right (cost $2,010)
WARRANTS - 0.0% ¥
Food Products - 0.0% ¥
American Seafoods Group LLC ‡
Expiration: 05/15/2018
Exercise Price: $0.01	1,265	63
Media - 0.0% ¥
Reader’s Digest Association, Inc. ‡ §Δ
Expiration: 02/19/2014
Exercise Price: $47.35	13,112	¿
Oil, Gas & Consumable Fuels - 0.0%¥
SemGroup Corp. ‡
Expiration: 11/30/2014
Exercise Price: $25.00	8,130	45

Total Warrants (cost $¿)		108

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $5,261 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 04/01/2025, and with a value of $5,366.	$5,260	5,260

Total Repurchase Agreement (cost $5,260)
Total Investment Securities (cost$729,279)		716,050
Other Assets and Liabilities - Net		13,226

Net Assets		$729,276

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

In default.
Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a fair value of $13,266, or 1.82% of the portfolio’s net assets.
Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
ž	The security has a perpetual maturity. The date shown is the next call date.
¥	Percentage rounds to less than 0.1%.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
§	Illiquid. These securities had an aggregate fair value of $17,404, or 2.39%, of the portfolio’s net assets.
Aggregate cost for federal income tax purposes is $729,372. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $30,763 and $44,085, respectively. Net unrealized depreciation for tax purposes is $13,322.
Δ	Restricted security. At 12/31/2011, the portfolio owned the following securities (representing 1.17% of net assets) which were restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value	Price*
American Seafoods Group LLC	05/07/2010	$4,515	$4,414	$4,018	$89.00

Description	Date of Acquisition	Shares*	Cost	Value	Price*
Panolam Holdings Co.	12/29/2009	1,803	$3,080	$1,540	$854.04
RathGibson, Inc. (Escrow Certificates)	06/14/2010	95,700	508	2,957	30.90
BLB Contingent Value Rights	11/22/2010	2,010	2,010	8	4.00
Reader’s Digest Association, Inc.	05/18/2010	13,112	t	t	¥

*	Amount not rounded to thousands.
¥	Price rounds to less than $0.01.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $259,474, or 35.58%, of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$386	$—	$4,497	$4,883
Convertible Bonds	—	—	t	t
Convertible Preferred Stocks	1,935	—	—	1,935
Corporate Debt Securities	—	659,734	1,355	661,089
Investment Companies	—	3	—	3
Loan Assignments	—	33,668	7,411	41,079
Preferred Corporate Debt Securities	—	—	t	t
Preferred Stocks	1,685	—	—	1,685
Repurchase Agreement	—	5,260	—	5,260
Rights	—	8	—	8
Warrants	108	—	t	108

Total	$4,114	$698,673	$13,263	$716,050

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands) (continued):

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010	Purchases	Sales		Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation /(Depreciation) ƒ	Transfers into Level 3 y	Transfers out of Level 3	Ending Balance at 12/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011ƒ
Common Stocks	$3,693	$—	$	(¿ )	$—	$(1)	$805	$—	$—	$4,497	$805
Convertible Bonds	¿	—		—	—	—	—	—	—	¿	—
Corporate Debt Securities	1,866	—		(503)	—	7	(15)	¿	—	1,355	(13)
Loan Assignments	810	6,600		—	32	—	(31)	—	—	7,411	(31)
Preferred Corporate Debt Securities	32	—		(193)	—	(20)	181	—	—	¿	181
Warrants	¿	—		—	—	—	—	—	—	¿	—

Total	$6,401	$6,600		$(696)	$32	$(14)	$940	$—	$—	$13,263	$942

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
y	Transferred into Level 3 because of unavailability of observable inputs.
¿	Amount rounds to less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Principal (000’s)		Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 1.4%
U.S. Treasury Bond
4.75%, 02/15/2041		$165	$227
U.S. Treasury Inflation Indexed Bond
2.13%, 02/15/2041		227	308
U.S. Treasury Note
0.25%, 12/15/2014		70	70
0.50%, 08/15/2014		95	95
0.63%, 06/30/2012 g		70	70
0.88%, 11/30/2016		255	256
2.00%, 11/15/2021		220	223
3.13%, 11/15/2041		235	246

Total U.S. Government Obligations (cost $1,437)			1,495

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.9%
Fannie Mae
3.09%, 03/01/2041 *		81	85
3.15%, 03/01/2041 *		80	83
3.32%, 12/01/2040 *		94	98
3.50%, 10/01/2026 - 12/01/2041		2,693	2,777
3.52%, 10/09/2019 ▲		280	215
4.00%, 09/01/2024 - 12/01/2041		4,311	4,559
4.50%, 01/01/2041 - 06/01/2041		741	792
5.00%, 07/01/2034 - 07/01/2035		675	729
5.50%, 06/01/2033 - 01/01/2039		1,730	1,889
6.50%, 07/01/2037 - 10/01/2039		533	596
Fannie Mae, TBA
3.50%		100	105
4.50%		3,400	3,620
6.00%		1,600	1,758
Farmer Mac Guaranteed Notes Trust 2007-1
5.13%, 04/19/2017 - 144A		350	408
Freddie Mac
3.05%, 02/01/2041 *		87	91
3.97%, 01/25/2021 *		120	132
Freddie Mac, TBA
4.50%		100	106
5.00%		700	752
Ginnie Mae
1.43%, 11/20/2059 *		466	473
Ginnie Mae, TBA
4.00%		400	429
4.50%		800	872
5.00%		800	886
5.50%		400	449
6.00%		300	340
Resolution Funding Corp., Interest STRIPS
1.66%, 07/15/2018 ▲		250	225
1.82%, 10/15/2018 ▲		250	223
Tennessee Valley Authority
5.25%, 09/15/2039		60	77

Total U.S. Government Agency Obligations (cost $22,357)			22,769

FOREIGN GOVERNMENT OBLIGATIONS - 2.1%
Hydro Quebec
8.05%, 07/07/2024		240	357
8.40%, 01/15/2022		95	139
9.40%, 02/01/2021		50	76
Italy Buoni Poliennali Del Tesoro
4.75%, 09/15/2016	EUR	340	416

	Principal (000’s)	Value (000’s)
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan Finance Corp.
2.88%, 02/02/2015 ^	$250	$264
Poland Government International Bond
5.13%, 04/21/2021	90	92
Republic of Brazil
7.13%, 01/20/2037	100	138
Republic of South Africa
5.50%, 03/09/2020	300	336
Russian Federation
7.50%, 03/31/2030 Reg S	230	267
United Mexican States
5.13%, 01/15/2020 ^	120	137

Total Foreign Government Obligations (cost $2,183)		2,222

MORTGAGE-BACKED SECURITIES - 5.5%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.13%, 02/25/2035 *	75	65
Banc of America Large Loan, Inc.
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 - 144A *	100	105
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-5, Class A4
5.12%, 10/10/2045 *	250	276
Series 2007-3, Class A4
5.62%, 06/10/2049 *	60	64
Bear Stearns Commercial Mortgage Securities
Series 2007-PW17, Class A3
5.74%, 06/11/2050	115	121
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.50%, 12/25/2046 *	1,066	208
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class AM
5.81%, 06/15/2038 *	40	40
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A *	90	101
Series 2010-RR2, Class 2A
5.79%, 09/15/2039 - 144A *	120	134
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	200	213
Extended Stay America Trust
Series 2010-ESHA, Class B
4.22%, 11/05/2027 - 144A	140	141
Series 2010-ESHA, Class C
4.86%, 11/05/2027 - 144A	200	202
GE Capital Commercial Mortgage Corp.
Series 2007-C1, Class AAB
5.48%, 12/10/2049	100	103
GMAC Mortgage Corp., Loan Trust
Series 2005-AR1, Class 3A
3.06%, 03/18/2035 *	415	333
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AJ
5.88%, 07/10/2038 *	40	28
GS Mortgage Securities Corp. II
Series 2007-GG10, Class A4
5.79%, 08/10/2045 *	95	103

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust
Series 2004-6, Class 1A1
1.09%, 10/25/2034 *	$170	$122
IndyMac INDA Mortgage Loan Trust
Series 2007-AR7, Class 1A1
5.73%, 09/25/2037 *	318	228
IndyMac Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
5.00%, 08/25/2037 *	390	225
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	196	202
Series 2004-LN2, Class A2
5.12%, 07/15/2041	90	95
Series 2006-CB14, Class AM
5.45%, 12/12/2044 *	50	49
Series 2007-CB18, Class A3
5.45%, 06/12/2047	103	108
JPMorgan Mortgage Trust
Series 2004-A3, Class 1A1
2.54%, 07/25/2034 *	263	254
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A3, Class 4A3
5.01%, 05/25/2034 *	132	130
Series 2005-A5, Class A3
2.61%, 06/25/2035 *	1,300	925
Merrill Lynch Mortgage Trust
Series 2004-KEY2, Class A4
4.86%, 08/12/2039 *	60	64
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	200	213
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.93%, 10/25/2028 *	137	112
Morgan Stanley Capital I
Series 2005-HQ6, Class A4A
4.99%, 08/13/2042	190	207
Series 2007-HQ12, Class A2FL
0.53%, 04/12/2049 *	27	26
Series 2007-HQ12, Class A2FX
5.60%, 04/12/2049 *	54	56
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	40	40
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.63%, 01/19/2034 *	235	175
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.90%, 02/15/2051 *	240	260

Total Mortgage-Backed Securities (cost $7,246)		5,728

ASSET-BACKED SECURITIES - 2.0%
AmeriCredit Automobile Receivables Trust
Series 2011-2, Class C
3.19%, 10/12/2016	115	115
Series 2011-5, Class C
3.44%, 10/08/2017	40	40
Avis Budget Rental Car Funding AESOP LLC
Series 2010-3A, Class A
4.64%, 05/20/2016 - 144A	100	106

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Citibank Omni Master Trust
Series 2009-A17, Class A17
4.90%, 11/15/2018 - 144A	$250	$272
Education Funding Capital Trust I
Series 2003-3, Class A7
2.43%, 12/15/2042 *	150	123
Hertz Corp.
Series 2009-2A, Class A2
5.29%, 03/25/2016 - 144A	120	130
Santander Consumer Acquired Receivables Trust
Series 2011-S1A, Class B
1.66%, 08/15/2016 - 144A	224	221
Series 2011-S1A, Class C
2.01%, 08/15/2016 - 144A	239	236
Series 2011-WO, Class C
3.19%, 10/15/2015 - 144A	70	70
Santander Drive Auto Receivables Trust
Series 2010-2, Class B
2.24%, 12/15/2014	110	110
Series 2010-2, Class C
3.89%, 07/17/2017	130	132
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	167	165
Series 2011-S1A, Class D
3.10%, 03/15/2013 - 144A	69	68
Scholar Funding Trust
Series 2011-A, Class A
1.32%, 10/28/2043 - 144A *	142	138
SLM Student Loan Trust
Series 2004-B, Class A2
0.75%, 06/15/2021 *	197	188

Total Asset-Backed Securities (cost $2,120)		2,114

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
New York City Municipal Water Finance Authority
5.38%, 06/15/2043	45	50
5.50%, 06/15/2043	55	62

Total Municipal Government Obligations (cost $99)		112

PREFERRED CORPORATE DEBT SECURITIES - 0.2%
Capital Markets - 0.1%
Credit Suisse
5.86%, 05/15/2017 *ž	90	72
Lehman Brothers Holdings Capital Trust VII
5.86%, 05/31/2012 ž ‡§	200	¿
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/2065 ‡	120	¿
State Street Capital Trust IV
1.55%, 06/15/2037 *	10	7
Commercial Banks - 0.1%
ABN Amro North American Holding Preferred Capital Repackage Trust I
6.52%, 11/08/2012 - 144A *ž	80	55
Diversified Financial Services - 0.0% ¥
JPMorgan Chase Capital XXV - Series Y
6.80%, 10/01/2037	25	25

Total Preferred Corporate Debt Securities (cost $470)		159

CORPORATE DEBT SECURITIES - 12.9%
Auto Components - 0.0% ¥
BorgWarner, Inc.
4.63%, 09/15/2020	30	32

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Automobiles - 0.0% ¥
General Motors Corp. (Escrow Shares)
8.25%, 07/15/2023	$453	$	¿
Capital Markets - 0.6%
BP Capital Markets PLC
3.13%, 10/01/2015 ^	40		42
3.88%, 03/10/2015	100		107
Credit Suisse
5.40%, 01/14/2020 ^	30		28
Goldman Sachs Group, Inc.
5.25%, 07/27/2021	60		59
Lehman Brothers Holdings, Inc.
5.25%, 02/06/2012 ‡	100		26
Lehman Brothers Holdings, Inc. - Series I
6.75%, 12/28/2017 ‡	480		¿
Morgan Stanley
2.95%, 05/14/2013 *	200		191
4.20%, 11/20/2014 ^	140		135
5.50%, 07/28/2021 ^	40		37
Chemicals - 0.2%
Dow Chemical Co.
4.13%, 11/15/2021	40		41
Lyondell Chemical Co.
11.00%, 05/01/2018	50		55
Lyondellbasell Industries NV
6.00%, 11/15/2021 - 144A ^	55		57
Westlake Chemical Corp.
6.63%, 01/15/2016	17		17
Commercial Banks - 1.5%
Capital One Capital VI
8.88%, 05/15/2040	55		57
CIT Group, Inc.
7.00%, 05/01/2017	71		71
DNB Boligkreditt AS
2.10%, 10/14/2015 - 144A	610		604
2.90%, 03/29/2016 - 144A	325		330
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	65		64
Glitnir Banki HF
6.33%, 07/28/2011 - 144A ‡	160		42
6.69%, 06/15/2016 - 144A ‡	380		¿
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016 - 144A	200		199
HSBC Bank PLC
3.10%, 05/24/2016 - 144A ^	150		150
HSBC Holdings PLC
6.10%, 01/14/2042 ^	35		40
Landsbanki Islands HF
6.10%, 08/25/2011 - 144A ‡	140		5
Construction Materials - 0.0% ¥
Lafarge SA
7.13%, 07/15/2036 ^	20		18
Consumer Finance - 0.5%
Ally Financial, Inc.
1.75%, 10/30/2012	150		152
Capital One Financial Corp.
3.15%, 07/15/2016 ^	230		230
4.75%, 07/15/2021 ^	90		93
SLM Corp.
6.25%, 01/25/2016	78		76
Containers & Packaging - 0.1%
Ball Corp.
6.75%, 09/15/2020	50		54

	Principal (000’s)	Value (000’s)
Diversified Consumer Services - 0.0% ¥
Service Corp., International
7.50%, 04/01/2027 ^	$35	$34
Diversified Financial Services - 1.4%
AngloGold Ashanti Holdings PLC
5.38%, 04/15/2020	40	40
Citigroup, Inc.
4.59%, 12/15/2015	345	346
5.00%, 09/15/2014	40	40
General Electric Capital Corp.
5.50%, 01/08/2020 ^	75	83
JPMorgan Chase & Co.
3.15%, 07/05/2016	51	51
4.63%, 05/10/2021 ^	150	155
JPMorgan Chase Bank NA
6.00%, 10/01/2017	250	269
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A ‡	130	¿
Kaupthing Bank Hf -Series 1
7.63%, 02/28/2015 - 144A ‡	710	176
Reynolds Group Issuer, Inc.
6.88%, 02/15/2021 - 144A^	210	209
Swiss Re Capital I LP
6.85%, 12/31/2049 - 144A *ž	70	59
WEA Finance LLC
4.63%, 05/10/2021 - 144A	35	34
Woodside Finance, Ltd.
4.60%, 05/10/2021 - 144A ^	25	26
Diversified Telecommunication Services - 0.4%
GTE Corp.
6.84%, 04/15/2018	22	26
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 - 144A	44	45
8.50%, 11/01/2019 ^	50	53
Level 3 Financing, Inc.
8.13%, 07/01/2019 - 144A ^	64	63
8.75%, 02/15/2017	11	11
Sprint Capital Corp.
6.88%, 11/15/2028	24	17
8.75%, 03/15/2032	60	49
Verizon Communications, Inc.
3.50%, 11/01/2021 ^	50	52
6.10%, 04/15/2018 ^	63	76
6.40%, 02/15/2038	37	47
8.95%, 03/01/2039	10	16
Electric Utilities - 0.7%
Alabama Power Co.
3.95%, 06/01/2021	55	60
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036 ^	37	39
8.88%, 11/15/2018	7	9
Duke Energy Carolinas LLC
4.25%, 12/15/2041	50	52
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/2020 ^	336	355
Georgia Power Co.
3.00%, 04/15/2016 ^	100	107
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	30	38
Trans-Allegheny Interstate Line Co.
4.00%, 01/15/2015 - 144A ^	30	31
Energy Equipment & Services - 0.3%
Cie Generale de Geophysique-Veritas
7.75%, 05/15/2017 ^	40	41

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Energy Equipment & Services (continued)
Complete Production Services, Inc.
8.00%, 12/15/2016	$105	$108
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/2020	75	83
Ensco PLC
3.25%, 03/15/2016	20	20
4.70%, 03/15/2021 ^	45	47
Pride International, Inc.
6.88%, 08/15/2020	30	35
Rockies Express Pipeline LLC
3.90%, 04/15/2015 - 144A ^	15	15
Food Products - 0.2%
Kraft Foods, Inc.
5.38%, 02/10/2020	75	86
6.50%, 08/11/2017	35	42
Sara Lee Corp.
4.10%, 09/15/2020 ^	34	34
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
6.25%, 11/15/2015	138	153
Health Care Providers & Services - 0.3%
Fresenius Medical Care U.S. Finance, Inc.
6.88%, 07/15/2017	120	128
HCA, Inc.
6.30%, 10/01/2012	6	6
6.50%, 02/15/2020	50	52
Tenet Healthcare Corp.
6.25%, 11/01/2018 - 144A ^	55	56
10.00%, 05/01/2018 ^	45	51
UnitedHealth Group, Inc.
3.38%, 11/15/2021 ^	15	16
Hotels, Restaurants & Leisure - 0.3%
Boyd Gaming Corp.
6.75%, 04/15/2014	25	24
7.13%, 02/01/2016 ^	80	69
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/2018 ^	50	34
Inn of the Mountain Gods Resort & Casino
1.25%, 11/30/2020 - 144A	20	11
MGM Resorts International
10.38%, 05/15/2014	50	57
11.13%, 11/15/2017 ^	120	137
Mohegan Tribal Gaming Authority
6.13%, 02/15/2013 ^	15	10
Station Casinos, Inc.
6.88%, 03/01/2016 ‡	10	¿
Independent Power Producers & Energy Traders - 0.0% ¥
Constellation Energy Group, Inc.
7.60%, 04/01/2032	25	32
Insurance - 0.8%
American International Group, Inc.
5.45%, 05/18/2017 ^	45	43
8.18%, 05/15/2058 *	15	13
Fairfax Financial Holdings, Ltd.
5.80%, 05/15/2021 - 144A	75	71
Hartford Financial Services Group, Inc.
6.00%, 01/15/2019	40	41
Lincoln National Corp.
7.00%, 06/15/2040	50	57
Manulife Financial Corp.
3.40%, 09/17/2015	110	111

	Principal (000’s)	Value (000’s)
Insurance (continued)
Metropolitan Life Global Funding I
2.50%, 01/11/2013 - 144A	$200	$202
5.13%, 06/10/2014 - 144A	100	108
Prudential Financial, Inc.
4.75%, 09/17/2015 ^	140	148
XL Group PLC
6.50%, 12/31/2049 * ž ^	50	39
Life Sciences Tools & Services - 0.0% ¥
Life Technologies Corp.
5.00%, 01/15/2021 ^	11	12
Machinery - 0.0% ¥
Joy Global, Inc.
5.13%, 10/15/2021	25	27
Media - 0.9%
CBS Corp.
4.63%, 05/15/2018 ^	20	21
5.75%, 04/15/2020 ^	30	34
8.88%, 05/15/2019	30	39
Clear Channel Worldwide Holdings, Inc. - Series B
9.25%, 12/15/2017	30	32
Comcast Corp.
5.88%, 02/15/2018	99	115
6.45%, 03/15/2037 ^	50	61
COX Communications, Inc.
8.38%, 03/01/2039 - 144A	95	128
CSC Holdings LLC
8.50%, 04/15/2014	31	34
8.63%, 02/15/2019	5	6
DIRECTV Holdings LLC
3.13%, 02/15/2016	97	98
DISH DBS Corp.
7.00%, 10/01/2013	30	32
NBCUniversal Media LLC
4.38%, 04/01/2021	97	102
News America, Inc.
6.40%, 12/15/2035	5	5
6.65%, 11/15/2037	10	11
Time Warner, Inc.
4.70%, 01/15/2021	30	32
6.10%, 07/15/2040	20	23
Time Warner Cable, Inc.
5.50%, 09/01/2041	60	63
5.88%, 11/15/2040	55	60
Metals & Mining - 0.5%
Barrick Gold Corp.
2.90%, 05/30/2016	262	269
Newcrest Finance Pty, Ltd.
4.45%, 11/15/2021 - 144A	55	54
Novelis, Inc.
8.75%, 12/15/2020	80	86
Steel Dynamics, Inc.
6.75%, 04/01/2015	65	66
Multiline Retail - 0.3%
JC Penney Corp., Inc.
7.40%, 04/01/2037	20	19
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016 ^	95	106
7.45%, 07/15/2017 ^	75	88
QVC, Inc.
7.50%, 10/01/2019 - 144A	45	48

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Principal (000’s)	Value (000’s)
Multi-Utilities - 0.1%
Dominion Resources, Inc.
1.95%, 08/15/2016 ^	$70	$70
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	163	184
6.38%, 09/15/2017	85	99
Consol Energy, Inc.
8.25%, 04/01/2020 ^	10	11
El Paso Corp.
6.50%, 09/15/2020	45	49
7.80%, 08/01/2031	1	1
Enterprise Products Operating LLC
6.30%, 09/15/2017	150	176
KeySpan Gas East Corp.
5.82%, 04/01/2041 - 144A	50	61
Kinder Morgan Energy Partners, LP
5.95%, 02/15/2018	100	114
6.38%, 03/01/2041 ^	20	23
6.55%, 09/15/2040 ^	15	17
Kinder Morgan Finance Co., ULC
5.70%, 01/05/2016 ^	185	188
Marathon Petroleum Corp.
6.50%, 03/01/2041	132	150
MEG Energy Corp.
6.50%, 03/15/2021 - 144A	110	112
Nexen, Inc.
7.50%, 07/30/2039	135	162
Peabody Energy Corp.
6.25%, 11/15/2021 - 144A	130	135
Pemex Project Funding Master Trust
6.63%, 06/15/2035 ^	147	167
Petrobras International Finance Co.
3.88%, 01/27/2016	160	165
5.75%, 01/20/2020 ^	250	267
6.13%, 10/06/2016 ^	50	55
Plains Exploration & Production Co.
10.00%, 03/01/2016 ^	10	11
Range Resources Corp.
5.75%, 06/01/2021	10	11
7.25%, 05/01/2018	90	96
Rockies Express Pipeline LLC
6.85%, 07/15/2018 - 144A	25	26
SandRidge Energy, Inc.
8.75%, 01/15/2020	60	62
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049	25
Transocean, Inc.
6.38%, 12/15/2021 ^	25	27
6.50%, 11/15/2020 ^	50	52
Western Gas Partners, LP
5.38%, 06/01/2021	95	101
Williams Partners, LP
4.13%, 11/15/2020 ^	45	46
Paper & Forest Products - 0.1%
International Paper Co.
4.75%, 02/15/2022 ^	50	53
6.00%, 11/15/2041 ^	35	38
Pharmaceuticals - 0.1%
Teva Pharmaceutical Finance Co., BV
3.65%, 11/10/2021 ^	25	25
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/2021 ^	50	51

	Principal (000’s)	Value (000’s)
Real Estate Investment Trusts - 0.2%
ERP Operating, LP
4.63%, 12/15/2021	$55	$56
Ventas Realty, LP
4.75%, 06/01/2021	35	34
Vornado Realty, LP
5.00%, 01/15/2022	90	91
Real Estate Management & Development - 0.1%
Realogy Corp.
7.88%, 02/15/2019 - 144A ^	55	48
11.50%, 04/15/2017 ^	120	93
Road & Rail - 0.2%
Burlington Northern Santa Fe LLC
5.75%, 05/01/2040 ^	135	162
Software - 0.1%
First Data Corp.
7.38%, 06/15/2019 - 144A ^	80	75
8.25%, 01/15/2021 - 144A ^	5	4
Oracle Corp.
5.38%, 07/15/2040	35	43
Wireless Telecommunication Services - 0.4%
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	200	220
MetroPCS Wireless, Inc.
7.88%, 09/01/2018 ^	4	4
SBA Tower Trust
5.10%, 04/15/2017 - 144A	40	42
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A ^	100	1 05

Total Corporate Debt Securities (cost $15,039)		13,313

	Shares	Value (000’s)
PREFERRED STOCKS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII, 7.88% * ^	1,692	44
U.S. Government Agency Obligation - 0.0% ¥
Fannie Mae, 0.00% *	11,400	16
Freddie Mac, 8.38% *	14,925	20

Total Preferred Stocks (cost $720)		80

COMMON STOCKS - 58.7%
Aerospace & Defense - 1.3%
General Dynamics Corp.	1,839	122
Goodrich Corp.	553	68
Honeywell International, Inc.	6,470	352
Northrop Grumman Corp. ^	1,283	75
United Technologies Corp.	10,092	738
Airlines - 0.1%
Southwest Airlines Co.	11,531	99
Auto Components - 0.3%
Johnson Controls, Inc.	9,825	307
Automobiles - 0.4%
General Motors Co. ‡^	18,153	368
Beverages - 1.6%
Beam, Inc.	736	38
Coca-Cola Co.	12,014	840
Dr. Pepper Snapple Group, Inc. ^	3,847	152
PepsiCo, Inc.	9,178	609

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Biotechnology - 1.1%
Alexion Pharmaceuticals, Inc. ‡	1,292	$92
Biogen Idec, Inc. ‡	3,961	436
Celgene Corp. ‡^	8,290	561
Vertex Pharmaceuticals, Inc. ‡^	2,111	70
Building Products - 0.1%
Masco Corp.	5,145	54
Capital Markets - 1.1%
BlackRock, Inc. - Class A	938	167
Goldman Sachs Group, Inc.	3,262	295
Invesco, Ltd.	14,097	283
Legg Mason, Inc. ^	626	15
Morgan Stanley	11,950	181
State Street Corp. ^	6,004	242
Chemicals - 1.3%
Air Products & Chemicals, Inc. ^	4,339	370
Dow Chemical Co. ^	2,212	64
E.I. du Pont de Nemours & Co. ^	16,196	741
Georgia Gulf Corp. ‡^	2,050	40
Mosaic Co.	2,585	130
Commercial Banks - 1.2%
SunTrust Banks, Inc.	5,206	92
Wells Fargo & Co.	42,711	1,177
Zions Bancorporation	959	16
Communications Equipment - 1.2%
Cisco Systems, Inc.	37,624	680
Juniper Networks, Inc. ‡	2,777	57
QUALCOMM, Inc.	9,687	530
Computers & Peripherals - 3.1%
Apple, Inc. ‡	6,451	2,612
EMC Corp. ‡^	13,318	286
Hewlett-Packard Co.	6,874	177
NetApp, Inc. ‡	733	27
SanDisk Corp. ‡^	1,255	62
Western Digital Corp. ‡	1,223	38
Construction & Engineering - 0.3%
Fluor Corp.	6,746	339
Consumer Finance - 1.0%
American Express Co. ^	9,715	458
Capital One Financial Corp. ^	12,533	530
Discover Financial Services	2,814	68
Containers & Packaging - 0.2%
Ball Corp.	2,616	93
Crown Holdings, Inc. ‡^	1,781	60
Sealed Air Corp.	5,610	97
Diversified Consumer Services - 0.1%
DeVry, Inc. ^	2,831	109
Diversified Financial Services - 1.4%
Bank of America Corp.	88,219	490
Citigroup, Inc.	21,083	555
CME Group, Inc. - Class A	829	202
IntercontinentalExchange, Inc. ‡^	1,717	207
Diversified Telecommunication Services - 1.6%
AT&T, Inc. ^	20,858	631
Frontier Communications Corp. ^	5,313	27
Verizon Communications, Inc. ^	23,967	962
Electric Utilities - 1.4%
American Electric Power Co., Inc.	8,808	364
Exelon Corp.	3,450	150
Nextera Energy, Inc.	5,801	353
Northeast Utilities ^	6,551	236
NV Energy, Inc.	3,969	65
PPL Corp.	8,194	241
Electrical Equipment - 0.5%
Emerson Electric Co.	11,275	525
Electronic Equipment & Instruments - 0.1%
TE Connectivity, Ltd.	3,925	121
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	4,836	235

	Shares	Value (000’s)
Energy Equipment & Services (continued)
Halliburton Co.	4,722	$163
National Oilwell Varco, Inc. ^	5,910	402
Rowan Cos., Inc. ‡^	2,478	75
Schlumberger, Ltd.	8,927	610
Weatherford International, Ltd. ‡	4,204	62
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	10,765	439
Kroger Co.	7,906	191
Sysco Corp. ^	4,873	143
Wal-Mart Stores, Inc. ^	9,274	555
Food Products - 1.3%
General Mills, Inc. ^	4,520	183
Kellogg Co. ^	2,265	115
Kraft Foods, Inc. - Class A	19,467	726
Ralcorp Holdings, Inc. ‡^	2,247	192
Tyson Foods, Inc. - Class A	4,538	94
Gas Utilities - 0.2%
AGL Resources, Inc.	5,293	224
Health Care Equipment & Supplies -0.8%
Becton, Dickinson and Co. ^	2,462	184
Covidien PLC	14,352	646
Health Care Providers & Services - 1.3%
Aetna, Inc. ^	2,673	113
Humana, Inc. ^	3,880	340
McKesson Corp.	4,233	330
UnitedHealth Group, Inc.	10,873	551
Hotels, Restaurants & Leisure - 0.6%
Carnival Corp. ^	2,309	75
Darden Restaurants, Inc. ^	548	25
Marriott International, Inc. - Class A ^	4,223	123
McDonald’s Corp.	2,298	231
Yum! Brands, Inc.	2,420	143
Household Durables - 0.3%
D.R. Horton, Inc. ^	7,843	99
Lennar Corp. - Class A ^	2,972	58
PulteGroup, Inc. ‡^	9,762	62
Ryland Group, Inc. ^	4,385	69
Household Products - 1.6%
Kimberly-Clark Corp. ^	4,111	302
Procter & Gamble Co.	19,951	1,331
Industrial Conglomerates - 1.7%
3M Co.	4,599	376
General Electric Co.	56,533	1,012
Tyco International, Ltd. ^	8,576	401
Insurance - 1.9%
ACE, Ltd.	5,578	391
Allstate Corp.	7,370	202
Axis Capital Holdings, Ltd.	2,822	90
Berkshire Hathaway, Inc. - Class B ‡^	7,587	579
Everest RE Group, Ltd.	2,583	217
MetLife, Inc.	8,750	273
PartnerRe, Ltd.	450	29
Prudential Financial, Inc.	4,951	248
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. ‡	2,781	481
Expedia, Inc. ^	488	14
TripAdvisor, Inc. ‡^	467	12
Internet Software & Services - 1.0%
eBay, Inc. ‡	1,879	57
Google, Inc. - Class A ‡^	1,324	855
Yahoo! Inc. ‡	6,571	106
IT Services - 2.3%
Accenture PLC - Class A	6,438	343
Booz Allen Hamilton Holding Corp. - Class A ‡^	2,382	41
Cognizant Technology Solutions Corp. - Class A‡	3,180	205
Genpact, Ltd. ‡	3,758	56

The notes to the financial statements are an integral part of this report.		Annual Report 2011
Transamerica Partners Portfolios	Page 61

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
IT Services (continued)
International Business Machines Corp.	7,829	$1,439
Mastercard, Inc. - Class A	836	312
Leisure Equipment & Products - 0.0% ¥
Hasbro, Inc. ^	1,567	50
Life Sciences Tools & Services - 0.1%
Life Technologies Corp. ‡	921	36
PerkinElmer, Inc. ^	2,168	43
Machinery - 0.5%
Cummins, Inc.	333	29
Ingersoll-Rand PLC ^	5,501	168
PACCAR, Inc. ^	9,427	353
Media - 2.0%
CBS Corp. - Class B	20,497	556
Comcast Corp. - Class A ^	25,062	594
DIRECTV - Class A ‡	2,370	101
Time Warner, Inc. ^	22,690	821
Metals & Mining - 0.6%
Alcoa, Inc. ^	17,961	155
Freeport-McMoRan Copper & Gold, Inc.	7,091	261
Newmont Mining Corp. ^	2,628	158
Multiline Retail - 0.8%
Kohl’s Corp.	3,378	167
Macy’s, Inc. ^	6,603	212
Nordstrom, Inc. ^	1,877	93
Target Corp.	6,635	340
Multi-Utilities - 0.9%
CenterPoint Energy, Inc. ^	19,145	384
Dominion Resources, Inc. ^	2,046	109
DTE Energy Co.	2,369	129
Oge Energy Corp. ^	1,089	62
PG&E Corp. ^	6,086	251
Oil, Gas & Consumable Fuels - 5.4%
Anadarko Petroleum Corp. ^	1,384	106
Chesapeake Energy Corp. ^	3,563	79
Chevron Corp. ^	13,657	1,453
ConocoPhillips	8,996	656
Devon Energy Corp.	5,831	362
Exxon Mobil Corp.	21,034	1,782
Hess Corp.	1,561	89
Marathon Oil Corp.	4,895	143
Murphy Oil Corp. ^	919	51
Occidental Petroleum Corp.	6,024	564
SemGroup Corp. - Class A ‡^	64	2
Southwestern Energy Co. ‡	8,779	280
Valero Energy Corp.	2,951	62
Williams Cos., Inc.	3,081	102
Pharmaceuticals - 3.5%
Abbott Laboratories	10,369	583
Allergan, Inc. ^	2,044	179
Johnson & Johnson	5,227	343
Merck & Co., Inc.	32,371	1,220
Mylan, Inc. ‡	11,102	238
Pfizer, Inc.	50,052	1,083
Teva Pharmaceutical Industries, Ltd. ADR	2,171	88
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. ^	2,226	154
Colonial Properties Trust	3,067	64
Duke Realty Corp. ^	3,841	46
Equity Lifestyle Properties, Inc. ^	882	59
Highwoods Properties, Inc. ^	1,908	57
Mack-Cali Realty Corp. ^	3,141	84
Mid-America Apartment Communities, Inc. ^	1,070	67
Pebblebrook Hotel Trust ^	1,571	30
Plum Creek Timber Co., Inc. ^	740	27
Post Properties, Inc. ^	1,503	66
Regency Centers Corp.	1,529	58
Senior Housing Properties Trust	5,180	116
Ventas, Inc. ^	4,027	221

	Shares		Value (000’s)
Real Estate Investment Trusts (continued)
Weyerhaeuser Co. ^		2,747	$51
Road & Rail - 1.8%
CSX Corp.		27,084	570
Norfolk Southern Corp. ^		6,241	455
Union Pacific Corp.		7,730	819
Semiconductors & Semiconductor Equipment - 1.3%
Altera Corp. ^		6,579	245
Broadcom Corp. - Class A ‡		2,614	77
Freescale Semiconductor Holdings I, Ltd. ‡^		2,923	37
Intel Corp. ^		3,601	87
LAM Research Corp. ‡^		6,305	233
LSI Corp. ‡		16,167	96
MagnaChip Semiconductor Corp. ‡		149	1
Marvell Technology Group, Ltd. ‡^		4,365	60
Micron Technology, Inc. ‡^		5,349	34
ON Semiconductor Corp. ‡		8,189	63
Texas Instruments, Inc. ^		3,027	88
Xilinx, Inc. ^		10,207	328
Software - 2.0%
Adobe Systems, Inc. ‡^		5,773	163
Microsoft Corp.		50,100	1,301
Oracle Corp.		23,031	591
Zynga, Inc. - Class A ‡^		3,129	29
Specialty Retail - 1.3%
AutoZone, Inc. ‡		1,117	363
Bed Bath & Beyond, Inc. ‡^		455	26
GameStop Corp. - Class A ‡^		704	17
Home Depot, Inc. ^		5,777	243
Lowe’s Cos., Inc.		13,262	337
Staples, Inc. ^		2,554	35
TJX Cos., Inc. ^		5,838	377
Textiles, Apparel & Luxury Goods - 0.6%
Nike, Inc. - Class B		3,850	371
V.F. Corp.		2,322	295
Tobacco - 0.9%
Altria Group, Inc. ^		12,797	379
Philip Morris International, Inc.		6,709	527
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. ‡		2,814	126
Sprint Nextel Corp. ‡^		35,779	84

Total Common Stocks (cost $59,552)			61,070

WARRANTS - 0.0% ¥
Automobiles - 0.0% ¥
General Motors Co. ‡
Expiration: 07/10/2019
Exercise Price: $18.33		1,742	14
General Motors Co. ‡^
Expiration: 07/10/2016
Exercise Price: $10.00		1,742	20
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. ‡^
Expiration: 11/30/2014
Exercise Price: $25.00		68	♦

Total Warrants (cost $174)			34

	Notional Amount (000’s)		Value (000’s)
PURCHASED OPTIONS - 0.0% ¥
Call Options - 0.0% ¥
10-Year U.S. Treasury Note Future		$4	2
Call Strike $132.00
Expires 01/27/2012
Euro	EUR	875	♦
Call Strike $1.45
Expires 02/17/2012

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Notional Amount (000’s)	Value (000’s)
Put Options - 0.0% ¥
10-Year U.S. Treasury Note Future	$5	$	¿
Put Strike $128.00
Expires 01/27/2012
10-Year U.S. Treasury Note Future	10		¿
Put Strike $127.00
Expires 01/27/2012
Eurodollar Future	28		¿
Put Strike $99.00
Expires 01/13/2012
Eurodollar, Mid-Curve 1-Year Future	63		3
Put Strike $99.00
Expires 03/16/2012

Total Purchased Options (cost $25)			5

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 18.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	19,659,132	19,659
Total Securities Lending Collateral (cost $19,659)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.7%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $3,895 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00%, due 11/25/2040, and with a total value of $3,979.	$3,895	3,895
Total Repurchase Agreement (cost $3,895)

Total Investment Securities (cost $134,976)		132,655
Other Assets and Liabilities - Net		(28,544)

Net Assets		$104,111

Shares		Value (000’s)
SECURITIES SOLD SHORT - (6.6%)
COMMON STOCK - (0.0%) ¥
Oil, Gas & Consumable Fuels - (0.0%) ¥
WPX Energy, Inc. ‡	(896)	$(16)
Total Common Stock (cost $(16))

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS - (6.6%)
Fannie Mae, TBA
3.50%	$(1,900)	(1,954)
4.00%	(3,100)	(3,248)
5.00%	(100)	(108)
5.50%	(1,400)	(1,522)
Total U.S. Government Agency Obligations (cost $(6,783))		(6,832)

Total Securities Sold Short (proceeds $(6,799))		(6,848)

FUTURES CONTRACTS: €

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(14)	03/21/2012	$(6)
2-Year U.S. Treasury Note	Long	5	03/30/2012	(¿	)
30-Year U.S. Treasury Bond	Long	1	03/21/2012	2
3-Month EURIBOR	Long	13	03/19/2012	4
3-Month EURIBOR	Long	2	03/17/2014	2
3-Month EURIBOR	Long	2	06/16/2014	2
3-Month EURIBOR	Long	2	09/15/2014	2
3-Month EURIBOR	Long	2	12/15/2014	2
5-Year U.S. Treasury Note	Short	(1)	03/30/2012	(¿	)
90-Day Euro	Long	16	12/15/2014	9
90-Day Euro	Long	16	03/16/2015	12
German Euro Bund	Long	5	01/27/2012	(5)
S&P 500 E-Mini Index	Long	15	03/16/2012	3
Ultra Long U.S. Treasury Bond	Long	8	03/21/2012	35

				$62

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
Euro	RBS	125	01/25/2012	$168	$(7)
Euro	DUB	(284)	01/25/2012	(387)	20
Euro	CITI	150	01/25/2012	200	(6)
Euro	RBS	(320)	01/25/2012	(436)	22

					$29

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
CITI	$(6)	$—	$(6)
DUB	20	—	20
RBS	15	—	15

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

g	This security, in the amount of $70, has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
€	Cash in the amount of $87 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
*	Floating or variable rate note. Rate is listed as of 12/30/2011.
▲	Rate shown reflects the yield at 12/30/2011.
^	All or a portion of this security is on loan. The value of all securities on loan is $19,226.
§	Illiquid. At 12/31/2011, the fair value of illiquid investment securities aggregated to less than $1, or less than 0.01%, of the portfolio’s net assets.
ž	The security has a perpetual maturity. The date shown is the next call date.
In default.
¥	Percentage rounds to less than 0.1%.
Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities had a fair value of less than $1, or less than 0.01%, of the portfolio’s net assets.
Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $137,473. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,259 and $7,077, respectively. Net unrealized depreciation for tax purposes is $4,818.
¿	Amount is less than 1.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2011, these securities aggregated $6,345, or 6.09%, of the portfolio’s net assets.
ADR	American Depositary Receipt
CITI	Citigroup, Inc
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
RBS	Royal Bank of Scotland Group PLC
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

CURRENCY ABBREVIATION:

EUR	Euro

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs			Value at 12/31/2011
Asset-Backed Securities	$—	$2,114		$—		$2,114
Common Stocks	58,850	2,220		—		61,070
Corporate Debt Securities	—	13,313		♦		13,313
Foreign Government Obligations	—	2,222		—		2,222
Mortgage-Backed Securities	—	5,728		—		5,728
Municipal Government Obligations	—	112		—		112
Preferred Corporate Debt Securities	—	159		—		159
Preferred Stocks	80	—		—		80
Purchased Options	5	♦		—		5
Repurchase Agreement	—	3,895		—		3,895
Securities Lending Collateral	19,659	—		—		19,659
U.S. Government Agency Obligations	—	22,769		—		22,769
U.S. Government Obligations	—	1,495		—		1,495
Warrants	34	—		—		34

Total	$78,628	$54,027	$		♦	$132,655

Securities Sold Short	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stock	$(16)	$—	$—	$(16)
U.S. Government Agency Obligations	—	(6,832)	—	(6,832)

Total	$(16)	$(6,832)	$—	$(6,848)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$73	$—	$—	$73
Futures Contracts - Depreciation	(11)	—	—	(11)
Forward Foreign Currency Contracts - Appreciation	—	42	—	42
Forward Foreign Currency Contracts - Depreciation	—	(13)	—	(13)

Total	$62	$29	$—	$91

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2010		Purchases	Sales		Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)		Net Change in Unrealized Appreciation/ (Depreciation)		Transfers into Level 3 y		Transfers out of Level 3		Ending Balance at 12/31/2011		Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2011 ƒ
Corporate Debt Securities	$	♦	$—	$	(♦)	$—	$	♦	$	♦	$	♦	$	(♦)	$	♦	$—

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2011 may be due to an investment no longer held or categorized as Level 3 at period end.
y	Transferred into Level 3 because of unavailability of observable inputs.
Transferred out of Level 3 because of availability of observable inputs.
♦	Amount rounds to less than 1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 98.6%
Aerospace & Defense - 2.5%
Lockheed Martin Corp. ∧	80,500	$6,512
Northrop Grumman Corp. ∧	154,200	9,018
Raytheon Co.	138,100	6,681
Airlines - 0.4%
Delta Air Lines, Inc. ‡	407,200	3,294
Auto Components - 1.0%
Goodyear Tire & Rubber Co. ‡	607,600	8,610
Biotechnology - 1.0%
Gilead Sciences, Inc. ‡	204,200	8,358
Capital Markets - 0.5%
Ameriprise Financial, Inc.	83,000	4,120
Chemicals - 1.2%
Agrium, Inc. ∧	49,200	3,302
Eastman Chemical Co.	129,600	5,062
Huntsman Corp.	243,100	2,431
Commercial Banks - 9.4%
Fifth Third Bancorp	773,000	9,833
Huntington Bancshares, Inc.	1,311,200	7,198
KeyCorp	1,056,300	8,123
PNC Financial Services Group, Inc.	235,600	13,587
Regions Financial Corp.	1,288,800	5,542
U.S. Bancorp	404,700	10,947
Wells Fargo & Co.	988,800	27,250
Communications Equipment - 1.5%
Cisco Systems, Inc.	744,400	13,459
Construction & Engineering - 0.8%
KBR, Inc.	255,600	7,124
Consumer Finance - 2.4%
American Express Co.	128,000	6,038
Capital One Financial Corp. ∧	152,000	6,428
Discover Financial Services	357,400	8,577
Diversified Consumer Services - 1.0%
Apollo Group, Inc. - Class A ‡	161,600	8,705
Diversified Financial Services - 5.4%
Bank of America Corp.	596,800	3,318
Citigroup, Inc.	512,700	13,489
JPMorgan Chase & Co.	823,700	27,389
NASDAQ OMX Group ‡	142,000	3,480
Diversified Telecommunication Services - 4.5%
AT&T, Inc.	597,400	18,065
Verizon Communications, Inc.	534,700	21,453
Electric Utilities - 3.9%
Edison International	255,400	10,574
Entergy Corp.	143,000	10,446
Exelon Corp.	198,900	8,626
NV Energy, Inc.	271,000	4,431
Food & Staples Retailing - 3.9%
CVS Caremark Corp.	230,200	9,388
Kroger Co.	369,500	8,949
Safeway, Inc. ∧	396,100	8,334
Walgreen Co.	235,000	7,769
Health Care Providers & Services - 8.3%
Aetna, Inc.	248,900	10,501
AmerisourceBergen Corp. - Class A	203,200	7,557
Cardinal Health, Inc.	220,100	8,938
CIGNA Corp.	113,500	4,767
Health Net, Inc. ‡	246,000	7,483
Humana, Inc.	83,800	7,342
McKesson Corp.	45,800	3,568
UnitedHealth Group, Inc.	223,000	11,302
WellPoint, Inc.	167,500	11,097
Hotels, Restaurants & Leisure - 0.3%
Wyndham Worldwide Corp.	69,700	2,637
Household Durables - 0.4%
Whirlpool Corp. ∧	75,900	3,601
Household Products - 0.6%
Procter & Gamble Co.	84,500	5,637

	Shares	Value (000’s)
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	159,100	$6,311
Industrial Conglomerates - 1.8%
General Electric Co.	869,100	15,566
Insurance - 6.2%
ACE, Ltd.	155,500	10,904
Aflac, Inc.	73,800	3,193
Assurant, Inc.	189,500	7,781
Chubb Corp.	177,400	12,279
Lincoln National Corp.	206,000	4,001
Reinsurance Group of America, Inc. - Class A	62,500	3,266
Torchmark Corp.	105,150	4,562
Travelers Cos., Inc.	144,300	8,538
IT Services - 0.7%
Visa, Inc. - Class A	63,600	6,457
Machinery - 1.1%
Gardner Denver, Inc.	79,900	6,158
Timken Co.	98,900	3,828
Media - 4.9%
CBS Corp. - Class B	376,200	10,210
Comcast Corp. - Class A	355,800	8,436
DIRECTV - Class A ‡	227,200	9,715
Time Warner Cable, Inc.	100,900	6,414
Viacom, Inc. - Class B	176,500	8,015
Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold, Inc.	234,100	8,613
Multiline Retail - 0.7%
Family Dollar Stores, Inc.	43,100	2,485
Kohl’s Corp.	65,400	3,228
Multi-Utilities - 2.6%
Ameren Corp.	80,400	2,664
Public Service Enterprise Group, Inc.	309,900	10,229
Sempra Energy	175,100	9,631
Oil, Gas & Consumable Fuels - 13.2%
Chevron Corp.	331,700	35,292
ConocoPhillips	286,600	20,885
Exxon Mobil Corp.	213,100	18,062
Hess Corp.	59,300	3,368
Marathon Oil Corp.	131,100	3,837
Marathon Petroleum Corp.	135,000	4,494
Murphy Oil Corp.	196,500	10,953
Tesoro Corp. ‡∧	397,800	9,293
Valero Energy Corp.	427,300	8,995
Paper & Forest Products - 0.4%
Domtar Corp.	47,400	3,790
Personal Products - 0.4%
Herbalife, Ltd.	75,600	3,906
Pharmaceuticals - 3.9%
Merck & Co., Inc.	266,500	10,047
Pfizer, Inc.	1,098,000	23,761
Road & Rail - 1.2%
Norfolk Southern Corp.	47,900	3,490
Ryder System, Inc.	137,100	7,285
Semiconductors & Semiconductor Equipment - 2.6%
Intel Corp.	928,600	22,519
Software - 3.8%
Activision Blizzard, Inc.	812,400	10,009
Amdocs, Ltd. ‡	118,600	3,384
CA, Inc.	185,100	3,742
Microsoft Corp.	349,000	9,060
Symantec Corp. ‡	459,200	7,186
Specialty Retail - 1.4%
AutoZone, Inc. ‡	10,800	3,510
Bed Bath & Beyond, Inc. ‡	66,100	3,832
Best Buy Co., Inc. ∧	142,200	3,323
Gap, Inc.	82,900	1,538
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	131,300	8,015

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Tobacco - 2.1%
Lorillard, Inc.	55,800	$6,361
Philip Morris International, Inc.	157,600	12,369

Total Common Stocks (cost $796,123)		865,130

SECURITIES LENDING COLLATERAL - 3.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	33,249,401	33,249
Total Securities Lending Collateral (cost $33,249)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $11,609 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $11,846.	$11,609	11,609
Total Repurchase Agreement (cost $11,609)
Total Investment Securities (cost $840,981)

		909,988
Other Assets and Liabilities - Net		(32,222)

Net Assets		$877,766

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

∧	All or a portion of this security is on loan. The value of all securities on loan is $32,518.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $845,902. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $102,709 and $38,623, respectively. Net unrealized appreciation for tax purposes is $64,086.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$850,842	$14,288	$—	$865,130
Repurchase Agreement	—	11,609	—	11,609
Securities Lending Collateral	33,249	—	—	33,249

Total	$884,091	$25,897	$—	$909,988

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 97.9%
Aerospace & Defense - 4.0%
General Dynamics Corp.	14,200	$943
Lockheed Martin Corp. ∧	38,300	3,099
Northrop Grumman Corp. ∧	41,900	2,450
Raytheon Co.	57,900	2,801
Airlines - 0.4%
Delta Air Lines, Inc. ‡	112,900	913
Auto Components - 0.9%
Goodyear Tire & Rubber Co. ‡	152,600	2,162
Beverages - 0.5%
Hansen Natural Corp. ‡	12,700	1,170
Biotechnology - 1.6%
Celgene Corp. ‡	15,400	1,041
Gilead Sciences, Inc. ‡	64,200	2,628
Chemicals - 1.7%
Agrium, Inc. ∧	24,400	1,637
Eastman Chemical Co.	63,200	2,469
Commercial Banks - 5.3%
Fifth Third Bancorp	175,500	2,232
Huntington Bancshares, Inc.	152,800	839
KeyCorp	271,500	2,088
PNC Financial Services Group, Inc.	37,700	2,174
U.S. Bancorp	51,100	1,382
Wells Fargo & Co.	136,900	3,773
Communications Equipment - 1.6%
Cisco Systems, Inc.	208,000	3,761
Computers & Peripherals - 4.1%
Apple, Inc. ‡	24,000	9,720
Construction & Engineering - 0.4%
Fluor Corp.	16,900	849
Consumer Finance - 2.3%
American Express Co.	24,700	1,165
Capital One Financial Corp. ∧	41,000	1,734
Discover Financial Services	101,700	2,441
Diversified Consumer Services - 1.1%
Apollo Group, Inc. - Class A ‡	49,600	2,672
Diversified Financial Services - 2.8%
Citigroup, Inc.	63,000	1,658
JPMorgan Chase & Co.	148,700	4,944
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	57,800	1,748
Verizon Communications, Inc.	120,200	4,822
Electric Utilities - 2.1%
Edison International	59,200	2,451
Entergy Corp.	33,900	2,476
Food & Staples Retailing - 5.5%
CVS Caremark Corp.	64,400	2,626
Kroger Co.	123,700	2,996
Safeway, Inc. ∧	47,300	995
SUPERVALU, Inc. ∧	119,300	969
Walgreen Co.	70,400	2,327
Wal-Mart Stores, Inc.	52,300	3,126
Food Products - 0.9%
Dean Foods Co. ‡	180,800	2,025
Health Care Providers & Services - 8.2%
Aetna, Inc.	68,600	2,894
AmerisourceBergen Corp. - Class A	65,100	2,421
Cardinal Health, Inc.	54,700	2,221
CIGNA Corp.	28,700	1,205
Humana, Inc.	30,500	2,672
McKesson Corp.	24,400	1,901
UnitedHealth Group, Inc.	62,900	3,189
WellPoint, Inc.	40,700	2,696
Hotels, Restaurants & Leisure - 0.8%
Wyndham Worldwide Corp.	51,400	1,944
Household Products - 1.2%
Procter & Gamble Co.	42,400	2,829
Independent Power Producers & Energy Traders - 0.6%
Constellation Energy Group, Inc.	33,600	1,333

	Shares	Value (000’s)
Industrial Conglomerates - 1.6%
General Electric Co.	212,400	$3,804
Insurance - 2.4%
ACE, Ltd.	37,000	2,594
Aflac, Inc.	22,100	956
Chubb Corp.	30,800	2,132
IT Services - 3.2%
International Business Machines Corp.	25,600	4,708
Mastercard, Inc. - Class A	3,000	1,118
Visa, Inc. - Class A	15,900	1,614
Machinery - 1.4%
Caterpillar, Inc.	12,600	1,142
Cummins, Inc.	13,800	1,214
Parker Hannifin Corp.	11,800	900
Media - 6.2%
CBS Corp. - Class B	95,600	2,595
Comcast Corp. - Class A	61,500	1,458
DIRECTV - Class A ‡	66,400	2,839
Discovery Communications, Inc. - Series A ‡	23,100	946
Time Warner Cable, Inc.	39,100	2,486
Time Warner, Inc.	49,400	1,785
Viacom, Inc. - Class B	52,700	2,393
Metals & Mining - 1.3%
Freeport-McMoRan Copper & Gold, Inc.	83,600	3,076
Multiline Retail - 0.3%
Family Dollar Stores, Inc.	10,500	605
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	40,500	1,337
Oil, Gas & Consumable Fuels - 12.9%
Chevron Corp.	65,500	6,969
ConocoPhillips	64,000	4,664
Exxon Mobil Corp.	122,800	10,410
Hess Corp.	18,800	1,068
Marathon Petroleum Corp.	34,250	1,140
Murphy Oil Corp.	36,400	2,029
Tesoro Corp. ‡	83,100	1,941
Valero Energy Corp.	116,200	2,446
Personal Products - 0.6%
Herbalife, Ltd.	25,300	1,307
Pharmaceuticals - 2.0%
Merck & Co., Inc.	31,300	1,180
Pfizer, Inc.	160,800	3,480
Road & Rail - 1.5%
Norfolk Southern Corp.	12,700	925
Ryder System, Inc.	17,100	909
Union Pacific Corp.	16,900	1,790
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.	186,900	4,533
LSI Corp. ‡	149,800	891
Software - 6.2%
Activision Blizzard, Inc.	188,100	2,317
Amdocs, Ltd. ‡	31,600	902
CA, Inc.	103,800	2,098
Microsoft Corp.	249,100	6,467
Symantec Corp. ‡	179,600	2,811
Specialty Retail - 1.9%
AutoZone, Inc. ‡	6,600	2,145
Bed Bath & Beyond, Inc. ‡	28,700	1,664
Best Buy Co., Inc. ∧	33,000	771
Textiles, Apparel & Luxury Goods - 1.5%
Coach, Inc.	42,800	2,613
Nike, Inc. - Class B	9,900	954
Tobacco - 3.0%
Lorillard, Inc.	15,300	1,744
Philip Morris International, Inc.	68,600	5,384
Wireless Telecommunication Services - 0.2%
MetroPCS Communications, Inc. ‡	59,700	518

Total Common Stocks (cost $209,305)		230,383

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 3.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	7,698,478	$7,698
Total Securities Lending Collateral (cost $7,698)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $4,490 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $4,580.	$4,490	4,490
Total Repurchase Agreement (cost $4,490)
Total Investment Securities (cost $221,493)		242,571

Other Assets and Liabilities - Net		(7,367)

Net Assets		$235,204

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

∧	All or a portion of this security is on loan. The value of all securities on loan is $7,513.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $225,199. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $25,793 and $8,421, respectively. Net unrealized appreciation for tax purposes is $17,372.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$226,887	$3,496	$—	$230,383
Repurchase Agreement	—	4,490	—	4,490
Securities Lending Collateral	7,698	—	—	7,698

Total	$234,585	$7,986	$—	$242,571

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.5%
Aerospace & Defense - 3.9%
Boeing Co.	211,867	$15,539
Honeywell International, Inc.	114,067	6,200
Precision Castparts Corp.	77,729	12,809
United Technologies Corp.	69,839	5,105
Auto Components - 0.5%
BorgWarner, Inc. ‡^	81,360	5,186
Automobiles - 0.8%
Bayerische Motoren Werke AG ADR	142,306	3,163
Harley-Davidson, Inc.	138,035	5,366
Beverages - 0.5%
Coca-Cola Co.	79,006	5,528
Biotechnology - 2.9%
Alexion Pharmaceuticals, Inc. ‡	61,890	4,425
Amgen, Inc.	148,180	9,515
Celgene Corp. ‡	149,385	10,098
Gilead Sciences, Inc. ‡	35,638	1,459
Vertex Pharmaceuticals, Inc. ‡	108,092	3,590
Capital Markets - 0.5%
Goldman Sachs Group, Inc.	51,678	4,673
Chemicals - 1.9%
CF Industries Holdings, Inc.	13,950	2,022
E.I. du Pont de Nemours & Co.	70,953	3,248
Monsanto Co.	162,382	11,379
Sherwin-Williams Co.	33,867	3,023
Communications Equipment - 4.9%
Cisco Systems, Inc.	1,370,595	24,780
Emulex Corp. ‡	301,727	2,070
F5 Networks, Inc. ‡	20,850	2,213
Juniper Networks, Inc. ‡	90,936	1,856
QUALCOMM, Inc.	308,696	16,886
Riverbed Technology, Inc. ‡	102,912	2,418
Computers & Peripherals - 11.3%
Apple, Inc. ‡	153,659	62,231
Dell, Inc. ‡	281,781	4,122
EMC Corp. ‡	1,131,082	24,364
NetApp, Inc. ‡	301,182	10,924
QLogic Corp. ‡	573,555	8,603
SanDisk Corp. ‡	72,510	3,568
Consumer Finance - 1.4%
American Express Co.	302,824	14,284
Diversified Consumer Services - 1.1%
Apollo Group, Inc. - Class A ‡	118,960	6,408
ITT Educational Services, Inc. ‡^	84,876	4,829
Electrical Equipment - 0.1%
Roper Industries, Inc.	15,812	1,374
Energy Equipment & Services - 3.6%
Baker Hughes, Inc.	26,555	1,292
Cameron International Corp. ‡	68,875	3,388
Core Laboratories NV	36,817	4,195
Diamond Offshore Drilling, Inc. ^	102,286	5,652
National Oilwell Varco, Inc.	122,786	8,348
Oceaneering International, Inc.	102,603	4,733
Schlumberger, Ltd.	131,189	8,962
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	163,191	13,597
Whole Foods Market, Inc.	113,139	7,872
Food Products - 0.6%
Mead Johnson Nutrition Co. - Class A	92,010	6,324
Health Care Equipment & Supplies - 1.1%
Edwards Lifesciences Corp. ‡	21,514	1,521
Hologic, Inc. ‡	225,187	3,943
Intuitive Surgical, Inc. ‡	12,057	5,583
Health Care Providers & Services - 1.9%
AmerisourceBergen Corp. - Class A	72,672	2,703
Cardinal Health, Inc.	70,195	2,851
Express Scripts, Inc. ‡	106,370	4,754
UnitedHealth Group, Inc.	185,855	9,418

	Shares	Value (000’s)
Hotels, Restaurants & Leisure - 3.7%
Chipotle Mexican Grill, Inc. - Class A ‡^	21,145	$7,142
Dunkin’ Brands Group, Inc. ‡	103,754	2,592
McDonald’s Corp.	93,925	9,423
Starbucks Corp.	390,205	17,953
Industrial Conglomerates - 1.0%
General Electric Co.	372,365	6,669
Tyco International, Ltd.	70,023	3,271
Internet & Catalog Retail - 3.1%
Amazon.com, Inc. ‡	127,261	22,029
priceline.com, Inc. ‡	20,030	9,368
Internet Software & Services - 5.5%
Baidu, Inc. ADR ‡	78,976	9,198
eBay, Inc. ‡	215,458	6,535
Google, Inc. - Class A ‡	40,461	26,133
IAC/InterActiveCorp ^	173,389	7,386
LinkedIn Corp. - Class A ‡^	44,654	2,814
Tencent Holdings, Ltd.	151,389	3,041
Youku, Inc. ADR ‡^	26,715	419
IT Services - 6.1%
Cognizant Technology Solutions Corp. - Class A ‡	91,625	5,892
International Business Machines Corp.	194,494	35,764
Mastercard, Inc. - Class A	40,995	15,284
Visa, Inc. - Class A	50,883	5,166
Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc. ‡	171,926	6,005
Bruker Corp. ‡	146,949	1,825
Illumina, Inc. ‡^	88,245	2,690
Life Technologies Corp. ‡	49,158	1,913
Waters Corp. ‡	98,428	7,289
Machinery - 2.5%
Caterpillar, Inc.	112,304	10,174
Cummins, Inc.	29,285	2,578
Dover Corp.	49,691	2,885
Joy Global, Inc.	53,560	4,015
Parker Hannifin Corp.	81,993	6,252
Media - 2.2%
DIRECTV - Class A ‡	70,478	3,014
News Corp. - Class A	262,017	4,674
Omnicom Group, Inc.	163,707	7,298
Sirius XM Radio, Inc. ‡^	852,535	1,552
Walt Disney Co.	143,573	5,384
Metals & Mining - 1.5%
Cliffs Natural Resources, Inc.	49,808	3,106
Freeport-McMoRan Copper & Gold, Inc.	107,466	3,953
Rio Tinto PLC ADR	57,076	2,792
Teck Resources, Ltd. - Class B ^	82,031	2,887
Walter Energy, Inc.	35,073	2,124
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	118,350	9,034
Canadian Natural Resources, Ltd. ^	73,286	2,739
Concho Resources, Inc. ‡	56,342	5,282
EOG Resources, Inc.	46,582	4,589
Exxon Mobil Corp.	199,831	16,937
Occidental Petroleum Corp.	140,001	13,118
Valero Energy Corp.	250,598	5,275
Personal Products - 0.8%
Estee Lauder Cos., Inc. - Class A	75,094	8,435
Pharmaceuticals - 4.7%
Abbott Laboratories	91,860	5,165
Allergan, Inc.	105,809	9,284
Bristol-Myers Squibb Co.	181,742	6,405
Johnson & Johnson	90,499	5,935
Novo Nordisk A/S ADR	77,911	8,980
Shire PLC ADR	117,902	12,250
Road & Rail - 0.7%
Union Pacific Corp.	64,164	6,798
Semiconductors & Semiconductor Equipment - 4.0%
Altera Corp.	505,708	18,763

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.	136,506	$4,884
ARM Holdings PLC ADR	99,071	2,741
Avago Technologies, Ltd.	124,477	3,592
Broadcom Corp. - Class A ‡	69,694	2,046
Intersil Corp. - Class A ^	299,262	3,124
Xilinx, Inc.	184,113	5,903
Software - 7.9%
Autodesk, Inc. ‡	99,643	3,022
BMC Software, Inc. ‡	50,945	1,670
Check Point Software Technologies, Ltd. ‡	84,899	4,461
Citrix Systems, Inc. ‡	50,827	3,086
Microsoft Corp.	698,715	18,139
Oracle Corp.	894,611	22,946
Red Hat, Inc. ‡	171,814	7,094
Salesforce.com, Inc. ‡^	90,884	9,221
Symantec Corp. ‡	75,612	1,183
VMware, Inc. - Class A ‡	97,883	8,143
Specialty Retail - 3.2%
Bed Bath & Beyond, Inc. ‡	121,201	7,026
Buckle, Inc. ^	48,641	1,988
Inditex SA	43,833	3,590
Lowe’s Cos., Inc.	166,060	4,215
PetSmart, Inc.	57,464	2,947
Ross Stores, Inc.	105,140	4,997
Tiffany & Co.	58,116	3,851
TJX Cos., Inc.	65,750	4,244
Textiles, Apparel & Luxury Goods - 4.4%
Burberry Group PLC	234,496	4,315
Coach, Inc.	156,117	9,529
Deckers Outdoor Corp. ‡^	25,643	1,938
Lululemon Athletica, Inc. ‡^	119,418	5,572
LVMH Moet Hennessy Louis Vuitton SA	10,172	1,440
Nike, Inc. - Class B	110,906	10,688
Ralph Lauren Corp. - Class A	78,123	10,788

	Shares	Value (000’s)
Tobacco - 0.7%
Philip Morris International, Inc.	97,085	$7,619
Wireless Telecommunication Services - 0.9%
American Tower Corp. - Class A	159,134	9,550

Total Common Stocks (cost $922,732)		1,011,424

SECURITIES LENDING COLLATERAL - 3.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	35,781,619	35,782
Total Securities Lending Collateral (cost $35,782)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.4%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $4,105 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00%, due 11/25/2040, and with a total value of $4,194.	$4,105	4,105

Total Repurchase Agreement (cost $4,105)
Total Investment Securities (cost $962,619)		1,051,311
Other Assets and Liabilities - Net		(35,004)

Net Assets		$1,016,307

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $34,987.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $974,028. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $125,962 and $48,679, respectively. Net unrealized appreciation for tax purposes is $77,283.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$956,634	$54,790	$—	$1,011,424
Repurchase Agreements	—	4,105	—	4,105
Securities Lending Collateral	35,782	—	—	35,782

Total	$992,416	$58,895	$—	$1,051,311

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 97.1%
Aerospace & Defense - 0.7%
Alliant Techsystems, Inc.	48,000	$2,744
L-3 Communications Holdings, Inc.	32,800	2,187
Beverages - 1.3%
Beam, Inc.	105,900	5,425
Brown-Forman Corp. - Class B	22,900	1,844
Dr. Pepper Snapple Group, Inc.	57,600	2,274
Building Products - 0.3%
Fortune Brands Home & Security, Inc. ‡	129,300	2,202
Capital Markets - 3.6%
Ameriprise Financial, Inc.	124,500	6,180
Invesco, Ltd.	188,850	3,794
Northern Trust Corp.	189,400	7,511
State Street Corp.	131,100	5,285
T. Rowe Price Group, Inc.	73,200	4,169
Chemicals - 4.4%
Air Products & Chemicals, Inc.	63,750	5,431
Airgas, Inc.	136,400	10,650
Albemarle Corp.	76,620	3,947
Ashland, Inc.	86,650	4,953
Sherwin-Williams Co.	47,500	4,240
Sigma-Aldrich Corp.	64,100	4,004
Commercial Banks - 4.5%
BancorpSouth, Inc. ^	77,200	851
City National Corp. ^	74,600	3,296
Cullen/Frost Bankers, Inc. ^	60,400	3,196
Fifth Third Bancorp	678,800	8,634
Huntington Bancshares, Inc.	237,400	1,303
M&T Bank Corp. ^	61,700	4,710
SunTrust Banks, Inc.	605,400	10,715
Zions Bancorporation	108,100	1,760
Commercial Services & Supplies - 2.8%
Avery Dennison Corp.	137,560	3,945
Republic Services, Inc. - Class A	621,700	17,128
Communications Equipment - 1.6%
Motorola Solutions, Inc.	264,950	12,265
Computers & Peripherals - 0.7%
NetApp, Inc. ‡	151,100	5,480
Containers & Packaging - 1.8%
Ball Corp.	163,100	5,824
Rock-Tenn Co. - Class A	57,300	3,306
Silgan Holdings, Inc.	103,900	4,015
Distributors - 0.5%
Genuine Parts Co.	63,000	3,856
Diversified Financial Services - 1.0%
NYSE Euronext	296,700	7,744
Diversified Telecommunication Services - 0.4%
CenturyLink, Inc.	75,000	2,790
Electric Utilities - 4.3%
Edison International	154,900	6,413
Northeast Utilities	59,700	2,153
NV Energy, Inc.	237,700	3,886
PPL Corp.	310,000	9,121
Westar Energy, Inc.	180,700	5,201
Wisconsin Energy Corp.	144,800	5,062
Electrical Equipment - 2.4%
AMETEK, Inc.	95,600	4,025
Cooper Industries PLC - Class A	186,850	10,118
Regal Beloit Corp. ^	76,600	3,904
Electronic Equipment & Instruments - 2.4%
Amphenol Corp. - Class A	102,320	4,644
Arrow Electronics, Inc. ‡	105,300	3,939
TE Connectivity, Ltd.	303,800	9,361
Energy Equipment & Services - 0.7%
Cameron International Corp. ‡	108,300	5,327
Food Products - 4.0%
General Mills, Inc.	212,900	8,603
Hershey Co.	44,500	2,749
JM Smucker Co.	126,100	9,857

	Shares	Value (000’s)
Food Products (continued)
Mead Johnson Nutrition Co. - Class A	51,300	$3,526
Ralcorp Holdings, Inc. ‡	57,000	4,874
Gas Utilities - 1.1%
EQT Corp.	52,720	2,889
Oneok, Inc.	63,900	5,539
Health Care Equipment & Supplies - 3.7%
Becton, Dickinson and Co.	47,500	3,549
Hospira, Inc. ‡^	211,050	6,410
St. Jude Medical, Inc.	287,500	9,861
Stryker Corp.	156,600	7,785
Health Care Providers & Services - 4.1%
AmerisourceBergen Corp. - Class A	126,700	4,712
CIGNA Corp.	287,100	12,058
Coventry Health Care, Inc. ‡	91,900	2,791
HCA Holdings, Inc. ‡	77,200	1,701
Humana, Inc.	49,180	4,309
Lincare Holdings, Inc.	205,850	5,292
Hotels, Restaurants & Leisure - 2.7%
Darden Restaurants, Inc. ^	91,599	4,175
Intercontinental Hotels Group PLC ADR	167,020	3,005
Marriott International, Inc. - Class A	165,166	4,818
Royal Caribbean Cruises, Ltd. ^	51,540	1,277
Starwood Hotels & Resorts Worldwide, Inc. ^	73,200	3,511
Yum! Brands, Inc.	64,400	3,800
Household Durables - 4.2%
Jarden Corp.	71,700	2,142
Mohawk Industries, Inc. ‡	48,300	2,891
Newell Rubbermaid, Inc.	470,800	7,603
Snap-On, Inc.	76,706	3,883
Stanley Black & Decker, Inc.	220,000	14,872
Household Products - 0.5%
Energizer Holdings, Inc. ‡	44,600	3,456
Industrial Conglomerates - 3.2%
Carlisle Cos., Inc.	91,500	4,053
Tyco International, Ltd.	423,100	19,763
Insurance - 8.2%
Arch Capital Group, Ltd. ‡	198,300	7,383
Chubb Corp.	52,200	3,613
Loews Corp.	182,900	6,886
Marsh & McLennan Cos., Inc.	148,600	4,699
Old Republic International Corp. ^	294,900	2,734
OneBeacon Insurance Group, Ltd. - Class A^	131,255	2,020
Principal Financial Group, Inc.	229,000	5,633
Torchmark Corp.	42,700	1,853
Transatlantic Holdings, Inc.	83,400	4,564
Willis Group Holdings PLC	148,900	5,777
WR Berkley Corp.	163,000	5,606
XL Group PLC - Class A	563,600	11,142
Internet & Catalog Retail - 0.9%
Expedia, Inc. ^	56,350	1,635
Liberty Interactive Corp. ‡	229,400	3,720
TripAdvisor, Inc. ‡^	56,350	1,421
IT Services - 1.6%
Fidelity National Information Services, Inc.	120,700	3,209
Western Union Co.	462,800	8,451
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	60,000	1,913
Machinery - 1.4%
Dover Corp.	102,300	5,938
Eaton Corp.	104,400	4,545
Media - 2.4%
AMC Networks, Inc. ‡	27,590	1,037
Cablevision Systems Corp. - Class A	76,060	1,082
CBS Corp. - Class B	287,700	7,809
Clear Channel Outdoor Holdings, Inc. - Class A ‡	117,961	1,480
DISH Network Corp. - Class A	115,500	3,289
Gannett Co., Inc. ^	172,100	2,301

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Media (continued)
Washington Post Co. - Class B	2,400	$904
Metals & Mining - 0.5%
Allegheny Technologies, Inc.	71,000	3,394
Multiline Retail - 2.1%
Family Dollar Stores, Inc.	53,500	3,085
Kohl’s Corp.	83,460	4,119
Nordstrom, Inc.	172,750	8,587
Multi-Utilities - 4.9%
CenterPoint Energy, Inc.	117,380	2,358
CMS Energy Corp. ^	613,200	13,538
NSTAR	92,200	4,330
Sempra Energy	87,200	4,796
Xcel Energy, Inc.	438,200	12,112
Oil, Gas & Consumable Fuels - 4.3%
CVR Energy, Inc. ‡	55,300	1,036
Devon Energy Corp.	78,800	4,886
El Paso Corp.	335,900	8,924
Energen Corp.	142,721	7,136
Newfield Exploration Co. ‡	63,100	2,381
Teekay Corp. ^	56,490	1,510
Williams Cos., Inc.	190,500	6,290
Real Estate Investment Trusts - 1.2%
HCP, Inc.	74,600	3,091
Regency Centers Corp.	81,500	3,066
Vornado Realty Trust	40,037	3,077
Real Estate Management & Development - 0.9%
Brookfield Office Properties, Inc.	184,500	2,886
CBRE Group, Inc. - Class A ‡	229,700	3,496
Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	111,740	3,998
LSI Corp. ‡	1,284,600	7,644
Maxim Integrated Products, Inc.	202,500	5,273
Software - 3.2%
BMC Software, Inc. ‡	157,330	5,157
Jack Henry & Associates, Inc. ^	138,900	4,668
Parametric Technology Corp. ‡	260,550	4,758
Rovi Corp. ‡	220,800	5,427
Synopsys, Inc. ‡	149,800	4,075

	Shares	Value (000’s)
Specialty Retail - 3.6%
AutoZone, Inc. ‡	12,900	$4,192
Bed Bath & Beyond, Inc. ‡	62,400	3,617
Gap, Inc.	172,700	3,204
Limited Brands, Inc.	92,700	3,740
PetSmart, Inc.	48,600	2,493
Tiffany & Co.	41,600	2,756
TJX Cos., Inc.	82,700	5,339
Williams-Sonoma, Inc.	35,300	1,359
Textiles, Apparel & Luxury Goods - 0.5%
PVH Corp.	50,500	3,560
Thrifts & Mortgage Finance - 0.6%
Capitol Federal Financial, Inc.	119,800	1,382
People’s United Financial, Inc. ^	259,200	3,331
Water Utilities - 0.9%
American Water Works Co., Inc.	219,100	6,981
Wireless Telecommunication Services - 0.4%
Telephone & Data Systems, Inc.
(Special Shares) - Class L	118,763	2,828

Total Common Stocks (cost $674,374)		727,090

SECURITIES LENDING COLLATERAL - 5.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	37,586,548	37,587
Total Securities Lending Collateral (cost $37,587)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.2%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $16,112 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00%, due 11/25/2040, and with a total value of $16,440.	$16,111	16,111
Total Repurchase Agreement (cost $16,111)

Total Investment Securities (cost $728,072)		780,788
Other Assets and Liabilities - Net		(31,953)

Net Assets		$748,835

NOTES TO SCHEDULE OF INVESTMENTS (all amount in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $36,716.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $734,729. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $77,695 and $31,636, respectively. Net unrealized appreciation for tax purposes is $46,059.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$665,137	$61,953	$—	$727,090
Repurchase Agreement	—	16,111	—	16,111
Securities Lending Collateral	37,587	—	—	37,587

Total	$702,724	$78,064	$—	$780,788

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 99.8%
Aerospace & Defense - 2.2%
BE Aerospace, Inc. ‡^	118,230	$4,577
Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. ‡^	62,760	4,487
Chemicals - 1.0%
Albemarle Corp.	41,480	2,137
Commercial Services & Supplies - 1.1%
Stericycle, Inc. ‡^	28,470	2,218
Computers & Peripherals - 3.8%
SanDisk Corp. ‡^	104,000	5,117
Teradata Corp. ‡	55,940	2,714
Construction & Engineering - 2.5%
Chicago Bridge & Iron Co. NV - Class Y	134,855	5,098
Consumer Finance - 1.1%
Discover Financial Services	92,000	2,208
Diversified Consumer Services - 2.5%
Apollo Group, Inc. - Class A ‡^	96,170	5,181
Electrical Equipment - 2.5%
Roper Industries, Inc. ^	37,220	3,233
Sensata Technologies Holding NV ‡^	70,888	1,863
Energy Equipment & Services - 2.4%
FMC Technologies, Inc. ‡^	42,900	2,241
Patterson-UTI Energy, Inc. ^	140,990	2,817
Food & Staples Retailing - 2.9%
Whole Foods Market, Inc. ^	85,523	5,951
Food Products - 1.6%
Mead Johnson Nutrition Co. - Class A ^	47,930	3,294
Health Care Equipment & Supplies - 3.2%
Cooper Cos., Inc. ^	55,300	3,900
Edwards Lifesciences Corp. ‡^	37,170	2,628
Health Care Providers & Services - 2.6%
Humana, Inc. ^	62,090	5,440
Hotels, Restaurants & Leisure - 4.8%
Arcos Dorados Holdings, Inc. - Class A ^	191,460	3,931
Panera Bread Co. - Class A ‡^	42,225	5,972
Household Durables - 1.7%
Tempur-Pedic International, Inc. ‡^	66,800	3,509
Internet & Catalog Retail - 2.0%
Expedia, Inc. ^	78,000	2,264
TripAdvisor, Inc. ‡^	78,000	1,966
Internet Software & Services - 2.9%
IAC/InterActiveCorp ^	142,244	6,060
IT Services - 5.0%
Alliance Data Systems Corp. ‡^	38,400	3,987
Gartner, Inc. ‡^	123,545	4,296
VeriFone Holdings, Inc. ‡^	57,285	2,035
Leisure Equipment & Products - 2.0%
Polaris Industries, Inc. ^	75,030	4,200
Machinery - 3.0%
Gardner Denver, Inc.	26,900	2,073
Kennametal, Inc. ^	69,665	2,544
Pall Corp.	28,800	1,646
Metals & Mining - 3.2%
Carpenter Technology Corp. ^	71,590	3,685
Eldorado Gold Corp.	208,300	2,856
Oil, Gas & Consumable Fuels - 10.2%
Cabot Oil & Gas Corp. ^	80,880	6,138
Concho Resources, Inc. ‡^	27,670	2,594
Pioneer Natural Resources Co. ^	43,000	3,848
Range Resources Corp. ^	69,300	4,292
SM Energy Co. ^	54,600	3,991
Personal Products - 2.5%
Estee Lauder Cos., Inc. - Class A ^	45,758	5,140
Pharmaceuticals - 4.3%
Perrigo Co. ^	43,035	4,187
Shire PLC ADR ^	45,545	4,732
Road & Rail - 2.4%
Kansas City Southern ‡^	73,605	5,006

	Shares	Value (000's)
Semiconductors & Semiconductor Equipment - 4.5%
ARM Holdings PLC ADR ^	103,400	$2,861
Cavium, Inc. ‡^	67,855	1,929
FEI Co. ‡^	111,790	4,559
Software - 7.8%
Citrix Systems, Inc. ‡	39,624	2,406
Commvault Systems, Inc. ‡^	26,283	1,123
Electronic Arts, Inc. ‡^	210,310	4,331
Nuance Communications, Inc. ‡^	41,400	1,042
Red Hat, Inc. ‡^	79,430	3,280
Salesforce.com, Inc. ‡^	37,445	3,799
Specialty Retail - 6.3%
Foot Locker, Inc. ^	127,580	3,042
Genesco, Inc. ‡^	72,500	4,475
GNC Holdings, Inc. - Class A ‡^	100,814	2,919
Ulta Salon Cosmetics & Fragrance, Inc. ‡^	40,877	2,654
Textiles, Apparel & Luxury Goods - 4.6%
Deckers Outdoor Corp. ‡^	23,585	1,782
Fossil, Inc. ‡^	40,429	3,208
Under Armour, Inc. - Class A ‡^	61,822	4,439
Wireless Telecommunication Services - 1.0%
SBA Communications Corp. - Class A ‡^	50,300	2,161

Total Common Stocks (cost $190,170)		206,066

SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	53,128,969	53,129
Total Securities Lending Collateral (cost $53,129)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% ▲ , dated 12/30/2011, to be repurchased at $637 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $654.	$637	637

Total Repurchase Agreement (cost $637)
Total Investment Securities (cost $243,936)		259,832
Other Assets and Liabilities - Net		(53,230)

Net Assets		$206,602

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $51,980.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $244,803. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $25,221 and $10,192, respectively. Net unrealized appreciation for tax purposes is $15,029.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$191,512	$14,554	$—	$206,066
Repurchase Agreements	—	637	—	637
Securities Lending Collateral	53,129	—	—	53,129

Total	$244,641	$15,191	$—	$259,832

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 97.4%
Chemicals - 2.3%
Koppers Holdings, Inc. ^	27,800	$955
Zep, Inc. ^	101,700	1,422
Commercial Banks - 8.3%
First Busey Corp. ^	191,130	956
First Midwest Bancorp, Inc. ^	129,700	1,314
Hancock Holding Co. ^	31,200	997
International Bancshares Corp. ^	99,600	1,827
MB Financial, Inc. ^	57,300	980
Webster Financial Corp. ^	88,100	1,796
Westamerica Bancorporation ^	16,000	702
Commercial Services & Supplies - 5.8%
ACCO Brands Corp. ‡^	146,600	1,415
G&K Services, Inc. - Class A ^	38,900	1,132
Standard Parking Corp. ‡^	48,800	872
United Stationers, Inc. ^	78,700	2,563
Computers & Peripherals - 1.4%
Diebold, Inc. ^	48,300	1,452
Construction & Engineering - 0.3%
Sterling Construction Co., Inc. ‡^	28,500	307
Containers & Packaging - 2.1%
Aptargroup, Inc. ^	30,900	1,612
Greif, Inc. - Class A ^	13,200	601
Diversified Consumer Services - 1.3%
Matthews International Corp. - Class A ^	41,400	1,301
Diversified Financial Services - 1.7%
Ares Capital Corp. ^	117,500	1,815
Electric Utilities - 2.4%
Unisource Energy Corp. ^	36,400	1,344
Westar Energy, Inc. ^	40,800	1,174
Electrical Equipment - 3.5%
Acuity Brands, Inc. ^	17,100	906
Belden, Inc. ^	83,300	2,773
Electronic Equipment & Instruments - 2.2%
Coherent, Inc. ‡^	18,500	967
MTS Systems Corp. ^	32,932	1,342
Energy Equipment & Services - 2.4%
Bristow Group, Inc. ^	25,000	1,185
SEACOR Holdings, Inc. ‡^	14,300	1,272
Food & Staples Retailing - 1.5%
Casey’s General Stores, Inc. ^	31,100	1,602
Gas Utilities - 2.4%
Atmos Energy Corp. ^	33,300	1,110
New Jersey Resources Corp. ^	12,900	635
WGL Holdings, Inc. ^	17,000	752
Health Care Equipment & Supplies - 2.1%
Haemonetics Corp. ‡^	11,300	692
ICU Medical, Inc. ‡^	33,700	1,516
Health Care Providers & Services - 2.9%
Amsurg Corp. - Class A ‡^	68,500	1,784
Corvel Corp. ‡^	23,400	1,210
Hotels, Restaurants & Leisure - 3.0%
CEC Entertainment, Inc. ^	33,700	1,161
Choice Hotels International, Inc. ^	31,300	1,191
Sonic Corp. ‡^	110,900	746
Household Durables - 1.8%
Helen of Troy, Ltd. ‡^	60,435	1,855
Industrial Conglomerates - 3.3%
Carlisle Cos., Inc. ^	78,200	3,464
Insurance - 6.7%
Alleghany Corp. ^	4,446	1,268
Amerisafe, Inc. ‡^	47,600	1,107
Assured Guaranty, Ltd. ^	58,800	773
Delphi Financial Group, Inc. - Class A	23,600	1,045
Platinum Underwriters Holdings, Ltd. ^	38,400	1,310
Primerica, Inc.	64,500	1,499
IT Services - 2.3%
MAXIMUS, Inc. ^	57,000	2,357

	Shares	Value (000’s)
Life Sciences Tools & Services - 3.8%
Charles River Laboratories International, Inc.‡^	71,000	$1,940
ICON PLC ADR ‡^	120,100	2,055
Machinery - 5.3%
Albany International Corp. - Class A ^	80,900	1,870
ESCO Technologies, Inc. ^	52,200	1,502
Mueller Industries, Inc. ^	56,200	2,160
Marine - 1.9%
Kirby Corp. ‡^	29,600	1,949
Media - 2.1%
Arbitron, Inc. ^	62,900	2,164
Multiline Retail - 1.5%
Fred’s, Inc. - Class A ^	107,700	1,570
Office Electronics - 1.2%
Zebra Technologies Corp. - Class A ‡^	34,300	1,227
Oil, Gas & Consumable Fuels - 1.8%
GeoResources, Inc. ‡^	34,200	1,002
Penn Virginia Corp. ^	66,942	354
Scorpio Tankers, Inc. ‡^	108,900	533
Paper & Forest Products - 1.4%
Deltic Timber Corp. ^	24,700	1,492
Real Estate Investment Trusts - 3.7%
Campus Crest Communities, Inc. ^	91,700	923
DiamondRock Hospitality Co. ^	112,000	1,080
Education Realty Trust, Inc. ^	91,300	934
Mack-Cali Realty Corp. ^	32,800	875
Road & Rail - 2.0%
Genesee & Wyoming, Inc. - Class A ‡^	33,800	2,048
Software - 1.1%
Websense, Inc. ‡^	62,500	1,171
Specialty Retail - 5.4%
Ascena Retail Group, Inc. ‡^	49,400	1,468
Cato Corp. - Class A ^	88,300	2,137
Stage Stores, Inc. ^	142,400	1,978
Textiles, Apparel & Luxury Goods - 1.2%
Skechers U.S.A., Inc. - Class A ‡^	49,500	600
Unifirst Corp. ^	11,400	647
Thrifts & Mortgage Finance - 3.3%
First Niagara Financial Group, Inc.	99,010	854
Flushing Financial Corp. ^	61,800	781
Northwest Bancshares, Inc. ^	145,000	1,804
Trading Companies & Distributors - 2.0%
GATX Corp. ^	46,700	2,039

Total Common Stocks (cost $89,008)		101,216

SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending
Trust - Prime Portfolio, .28% ▲	26,705,472	26,705
Total Securities Lending Collateral (cost $26,705)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $2,713 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $2,772.	$2,713	2,713
Total Repurchase Agreement (cost $2,713)

Total Investment Securities (cost $118,426)		130,634
Other Assets and Liabilities - Net		(26,676)

Net Assets		$103,958

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $26,051.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $119,047. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $16,171 and $4,584, respectively. Net unrealized appreciation for tax purposes is $11,587.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$98,628	$2,588	$—	$101,216
Repurchase Agreements	—	2,713	—	2,713
Securities Lending Collateral	26,705	—	—	26,705

Total	$125,333	$5,301	$—	$130,634

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 98.2%
Aerospace & Defense - 1.7%
Aerovironment, Inc. ‡^	24,620	$775
American Science & Engineering, Inc. ^	8,740	595
Ceradyne, Inc. ‡^	75,870	2,031
GenCorp, Inc. ‡^	99,200	528
Triumph Group, Inc. ^	21,245	1,242
Air Freight & Logistics - 0.2%
Hub Group, Inc. - Class A ‡^	19,646	637
Park-Ohio Holdings Corp. ‡^	1,800	32
Airlines - 0.6%
Alaska Air Group, Inc. ‡^	21,900	1,645
US Airways Group, Inc. ‡	28,300	143
Biotechnology - 4.1%
Acorda Therapeutics, Inc. ‡^	80,245	1,913
BioMarin Pharmaceutical, Inc. ‡^	72,190	2,482
Cubist Pharmaceuticals, Inc. ‡^	15,400	610
Genomic Health, Inc. ‡^	83,180	2,112
Maxygen, Inc. ‡^	77,000	434
Onyx Pharmaceuticals, Inc. ‡^	29,820	1,311
Progenics Pharmaceuticals, Inc. ‡^	64,800	553
Repligen Corp. ‡	7,800	27
RTI Biologics, Inc. ‡^	409,688	1,819
United Therapeutics Corp. ‡	13,980	661
Vanda Pharmaceuticals, Inc. ‡^	31,600	150
Capital Markets - 0.6%
American Capital, Ltd. ‡	22,200	149
Arlington Asset Investment Corp. - Class A ^	18,900	403
Financial Engines, Inc. ‡^	24,820	555
Gladstone Investment Corp. ^	45,800	333
HFF, Inc. - Class A ‡	2,700	28
TICC Capital Corp. ^	22,000	190
Chemicals - 1.7%
Balchem Corp. ^	30,088	1,220
Chemtura Corp. ‡	8,100	92
China Green Agriculture, Inc. ‡^	8,300	25
Georgia Gulf Corp. ‡	4,000	78
Koppers Holdings, Inc. ^	24,100	828
LSB Industries, Inc. ‡^	38,413	1,077
OM Group, Inc. ‡^	27,100	607
Zep, Inc. ^	88,100	1,231
Commercial Banks - 6.0%
1st Source Corp. ^	6,600	167
Access National Corp.	4,200	37
Bancfirst Corp. ^	2,800	105
Banco Latinoamericano de Comercio Exterior SA - Class E ^	63,300	1,016
Bancorp, Inc. ‡^	22,400	162
C&F Financial Corp.	1,000	27
Cape Bancorp, Inc. ‡^	2,900	23
Cathay General Bancorp ^	3,800	57
Center Bancorp, Inc.	28,400	277
Central Pacific Financial Corp. ‡^	29,900	386
Century Bancorp, Inc. - Class A ^	1,200	34
Citizens & Northern Corp. ^	21,000	388
Citizens Republic Bancorp, Inc. ‡	29,900	341
Community Bank System, Inc. ^	26,100	726
East-West Bancorp, Inc. ^	5,400	107
Enterprise Bancorp, Inc. ^	2,700	39
Enterprise Financial Services Corp. ^	42,900	635
First Busey Corp. ^	152,172	761
First California Financial Group, Inc. ‡	10,300	34
First Defiance Financial Corp. ^	9,800	143
First Financial Bancorp ^	8,200	136
First Financial Bankshares, Inc. ^	18,300	612
First Financial Corp. ^	3,200	106
First Midwest Bancorp, Inc.	111,000	1,124
Fulton Financial Corp. ^	17,500	172
Great Southern Bancorp, Inc. ^	3,700	87

	Shares	Value (000’s)
Commercial Banks (continued)
Hancock Holding Co. ^	27,700	$886
International Bancshares Corp. ^	88,300	1,619
Lakeland Bancorp, Inc. ^	8,819	76
Lakeland Financial Corp. ^	31,200	807
MainSource Financial Group, Inc. ^	12,400	109
MB Financial, Inc. ^	51,000	872
National Bankshares, Inc.	1,100	31
National Penn Bancshares, Inc. ^	27,900	235
Northrim BanCorp, Inc. ^	2,100	37
OceanFirst Financial Corp. ^	16,600	217
Old National Bancorp ^	54,100	630
Southside Bancshares, Inc. ^	6,800	147
UMB Financial Corp. ^	29,900	1,114
Virginia Commerce Bancorp, Inc. ‡	5,400	42
Washington Trust Bancorp, Inc. ^	9,000	215
Webster Financial Corp. ^	77,200	1,574
WesBanco, Inc. ^	2,700	53
West Bancorporation, Inc. ^	44,700	428
Westamerica Bancorporation ^	13,300	584
Western Alliance Bancorp ‡	12,500	78
WSFS Financial Corp. ^	3,400	122
Commercial Services & Supplies - 3.1%
ACCO Brands Corp. ‡^	134,700	1,300
Clean Harbors, Inc. ‡^	30,111	1,919
G&K Services, Inc. - Class A ^	34,253	997
Herman Miller, Inc. ^	22,400	413
Rollins, Inc. ^	63,220	1,405
Standard Parking Corp. ‡^	45,088	806
TRC Cos., Inc. ‡^	39,900	240
United Stationers, Inc. ^	65,400	2,129
Communications Equipment - 1.6%
Acme Packet, Inc. ‡^	24,481	757
Aruba Networks, Inc. ‡^	29,554	547
Brocade Communications Systems, Inc. ‡	32,600	169
Comtech Telecommunications Corp. ^	40,000	1,145
Finisar Corp. ‡^	63,291	1,060
Polycom, Inc. ‡	39,313	641
Riverbed Technology, Inc. ‡^	23,975	563
Computers & Peripherals - 1.0%
Diebold, Inc. ^	42,500	1,278
Electronics for Imaging, Inc. ‡	67,800	966
Imation Corp. ‡^	104,000	596
Synaptics, Inc. ‡^	6,975	210
Construction & Engineering - 0.7%
MasTec, Inc. ‡^	83,850	1,457
Primoris Services Corp. ^	16,600	248
Sterling Construction Co., Inc. ‡^	47,200	508
Consumer Finance - 0.8%
Advance America Cash Advance Centers, Inc. ^	30,100	269
Ezcorp, Inc. - Class A ‡^	80,025	2,111
Containers & Packaging - 0.6%
Aptargroup, Inc. ^	25,500	1,330
Greif, Inc. - Class A ^	11,500	524
Distributors - 0.4%
LKQ Corp. ‡	31,270	941
VOXX International Corp. - Class A ‡^	14,600	123
Diversified Consumer Services - 2.6%
American Public Education, Inc. ‡^	31,290	1,355
Bridgepoint Education, Inc. ‡^	22,300	513
Cambium Learning Group, Inc. ‡^	8,300	25
Capella Education Co. ‡	34,869	1,257
Coinstar, Inc. ‡^	42,865	1,957
ITT Educational Services, Inc. ‡^	8,900	506
Matthews International Corp. - Class A ^	36,000	1,131
Steiner Leisure, Ltd. ‡^	19,285	875
Diversified Financial Services - 2.9%
Ares Capital Corp. ^	102,700	1,587
Asta Funding, Inc.	5,100	41

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Diversified Financial Services (continued)
Cash America International, Inc. ^	29,365	$1,369
Encore Capital Group, Inc. ‡^	60,543	1,287
First Cash Financial Services, Inc. ‡^	60,980	2,139
Gain Capital Holdings, Inc. ^	14,600	98
Gladstone Capital Corp. ^	8,000	61
Marlin Business Services Corp. ^	3,600	46
MCG Capital Corp. ^	37,100	148
Medallion Financial Corp. ^	3,800	43
Portfolio Recovery Associates, Inc. ‡^	24,129	1,629
QC Holdings, Inc.	9,100	37
Diversified Telecommunication Services - 0.3%
IDT Corp. - Class B ^	44,300	416
Neutral Tandem, Inc. ‡^	26,500	283
Surewest Communications	11,300	136
Electric Utilities - 1.7%
Cleco Corp. ^	5,100	194
El Paso Electric Co.	41,500	1,438
NGP Capital Resources Co. ^	7,100	51
Portland General Electric Co. ^	5,400	137
Unisource Energy Corp. ^	60,100	2,218
Westar Energy, Inc. ^	36,300	1,045
Electrical Equipment - 2.1%
Acuity Brands, Inc. ^	14,600	774
Belden, Inc. ^	102,400	3,407
Franklin Electric Co., Inc. ^	7,400	322
Generac Holdings, Inc. ‡^	1,200	34
Woodward, Inc. ^	39,253	1,607
Electronic Equipment & Instruments - 1.4%
Brightpoint, Inc. ‡^	2,900	31
Coherent, Inc. ‡^	16,100	842
Electro Scientific Industries, Inc. ‡^	19,000	275
Insight Enterprises, Inc. ‡^	2,000	31
LoJack Corp. ‡^	45,600	140
MTS Systems Corp. ^	28,500	1,161
Multi-Fineline Electronix, Inc. ‡^	34,077	700
Newport Corp. ‡^	35,400	482
RadiSys Corp. ‡^	19,700	100
Tech Data Corp. ‡^	9,700	479
Energy Equipment & Services - 2.6%
Bristow Group, Inc. ^	20,800	986
Dril-Quip, Inc. ‡^	21,645	1,425
Helix Energy Solutions Group, Inc. ‡^	77,100	1,218
Lufkin Industries, Inc. ^	20,405	1,373
Newpark Resources, Inc. ‡^	172,225	1,636
SEACOR Holdings, Inc. ‡^	12,500	1,112
T.G.C. Industries, Inc. ‡	11,800	84
Food & Staples Retailing - 0.7%
Casey’s General Stores, Inc. ^	27,200	1,401
SUPERVALU, Inc. ^	3,400	28
Susser Holdings Corp. ‡	13,400	303
Winn-Dixie Stores, Inc. ‡^	49,800	467
Food Products - 0.7%
Darling International, Inc. ‡^	38,487	511
Dole Food Co., Inc. ‡^	78,400	678
Lancaster Colony Corp. ^	8,810	611
Omega Protein Corp. ‡	49,900	356
Gas Utilities - 1.4%
Atmos Energy Corp. ^	30,200	1,007
Chesapeake Utilities Corp. ^	10,900	473
Laclede Group, Inc. ^	2,300	93
New Jersey Resources Corp. ^	11,472	564
Southwest Gas Corp. ^	34,500	1,466
WGL Holdings, Inc. ^	15,000	663
Health Care Equipment & Supplies - 3.3%
Dexcom, Inc. ‡^	85,015	791
DynaVox, Inc. - Class A ‡^	12,600	46
Haemonetics Corp. ‡^	9,900	606
ICU Medical, Inc. ‡^	29,700	1,337
Insulet Corp. ‡^	98,948	1,863

	Shares	Value (000’s)
Health Care Equipment & Supplies (continued)
NxStage Medical, Inc. ‡^	116,021	$2,063
Spectranetics Corp. ‡^	174,654	1,261
Thoratec Corp. ‡^	51,935	1,743
Health Care Providers & Services - 2.2%
Amsurg Corp. - Class A ‡^	79,000	2,057
CardioNet, Inc. ‡^	61,200	145
Corvel Corp. ‡^	22,600	1,169
HMS Holdings Corp. ‡^	66,350	2,122
PDI, Inc. ‡	16,800	108
Select Medical Holdings Corp. ‡^	39,600	336
WellCare Health Plans, Inc. ‡	11,300	593
Hotels, Restaurants & Leisure - 3.3%
Ameristar Casinos, Inc. ^	26,100	451
Biglari Holdings, Inc. ‡^	840	309
BJ’s Restaurants, Inc. ‡^	25,305	1,147
Boyd Gaming Corp. ‡^	33,900	253
Brinker International, Inc. ^	18,700	500
Buffalo Wild Wings, Inc. ‡^	18,125	1,224
CEC Entertainment, Inc.	30,100	1,037
Choice Hotels International, Inc. ^	28,200	1,073
Penn National Gaming, Inc. ‡	10,600	404
Pinnacle Entertainment, Inc. ‡^	14,800	150
Red Lion Hotels Corp. ‡^	4,300	30
Red Robin Gourmet Burgers, Inc. ‡^	14,300	396
Sonic Corp. ‡^	109,200	735
Texas Roadhouse, Inc. - Class A ^	88,120	1,313
Town Sports International Holdings, Inc. ‡^	58,100	427
Wendy’s Co. ^	83,000	445
Household Durables - 1.3%
Blyth, Inc. ^	9,200	523
Helen of Troy, Ltd. ‡	53,600	1,646
Tupperware Brands Corp.	29,885	1,672
Independent Power Producers &Energy Traders - 0.0%¥
Genie Energy, Ltd. ^	6,100	48
Industrial Conglomerates - 1.3%
Carlisle Cos., Inc. ^	67,900	3,008
Raven Industries, Inc. ^	15,775	976
Insurance - 4.7%
Alleghany Corp. ^	3,925	1,120
American Equity Investment Life Holding Co. ^	91,200	948
Amerisafe, Inc. ‡^	43,800	1,018
Amtrust Financial Services, Inc. ^	50,400	1,197
Assured Guaranty, Ltd. ^	50,800	668
Crawford & Co. - Class B ^	58,300	359
Delphi Financial Group, Inc. - Class A	63,828	2,828
First American Financial Corp. ^	45,000	570
Maiden Holdings, Ltd. ^	121,500	1,064
Meadowbrook Insurance Group, Inc. ^	12,000	128
National Financial Partners Corp. ‡^	78,700	1,064
Platinum Underwriters Holdings, Ltd. ^	33,500	1,143
Primerica, Inc.	55,100	1,281
RLI Corp. ^	2,100	153
Internet Software & Services - 1.9%
comScore, Inc. ‡^	64,672	1,371
Constant Contact, Inc. ‡^	34,652	804
IAC/InterActiveCorp ^	16,700	711
Infospace, Inc. ‡^	64,600	710
j2 Global, Inc. ^	41,045	1,155
VistaPrint NV ‡^	30,316	928
IT Services - 2.5%
Agilysys, Inc. ‡	51,400	409
CACI International, Inc. - Class A ‡^	20,800	1,163
Global Cash Access Holdings, Inc. ‡^	24,900	111
MAXIMUS, Inc. ^	85,858	3,550
VeriFone Holdings, Inc. ‡^	33,343	1,184
Virtusa Corp. ‡^	69,043	1,000

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Leisure Equipment & Products - 0.1%
Brunswick Corp. ^	10,700	$193
Multimedia Games Holding Co., Inc. ‡^	17,500	139
Life Sciences Tools & Services - 1.4%
Charles River Laboratories International, Inc. ‡	63,400	1,733
Fluidigm Corp. ‡	48,534	639
ICON PLC ADR ^ ‡	105,900	1,811
Machinery - 4.2%
Albany International Corp. - Class A ^	78,200	1,808
Altra Holdings, Inc. ‡^	6,400	121
Clarcor, Inc. ^	31,660	1,583
ESCO Technologies, Inc. ^	78,318	2,253
Hurco Cos., Inc. ‡^	16,500	347
Kadant, Inc. ‡	21,000	475
LB Foster Co. - Class A ^	9,600	272
Middleby Corp. ‡^	5,545	521
Mueller Industries, Inc. ^	54,500	2,094
Toro Co. ^	21,430	1,300
Wabtec Corp.	20,820	1,456
Marine - 0.6%
Kirby Corp. ‡^	25,900	1,705
Media - 0.8%
Arbitron, Inc. ^	54,900	1,888
Ascent Capital Group, Inc. ‡^	4,000	203
Global Sources, Ltd. ‡^	32,300	157
Nexstar Broadcasting Group, Inc. - Class A ‡	5,200	41
Saga Communications, Inc. - Class A ‡^	800	30
Sinclair Broadcast Group, Inc. - Class A	5,000	57
Metals & Mining - 0.5%
Coeur D’alene Mines Corp. ‡^	32,000	772
Hecla Mining Co. ^	65,460	342
RTI International Metals, Inc. ‡^	17,000	395
Multiline Retail - 1.3%
Big Lots, Inc. ‡	36,115	1,364
Dillard’s, Inc. - Class A ^	11,200	503
Fred’s, Inc. - Class A ^	93,700	1,366
PriceSmart, Inc. ^	9,325	649
Saks, Inc. ‡^	3,300	32
Multi-Utilities - 0.0% ¥
PNM Resources, Inc. ^	4,900	89
Office Electronics - 0.4%
Zebra Technologies Corp. - Class A ‡	29,600	1,059
Oil, Gas & Consumable Fuels - 3.4%
Adams Resources & Energy, Inc. ^	1,100	32
Alon USA Energy, Inc. ^	2,400	21
CVR Energy, Inc. ‡	36,500	684
Delek US Holdings, Inc. ^	67,600	771
GeoResources, Inc. ‡^	29,500	865
Gulfport Energy Corp. ‡^	46,355	1,365
Oasis Petroleum, Inc. ‡^	48,295	1,405
Penn Virginia Corp. ^	59,600	315
PetroQuest Energy, Inc. ‡^	177,685	1,173
Scorpio Tankers, Inc. ‡^	94,100	460
Vaalco Energy, Inc. ‡^	45,300	274
W&T Offshore, Inc. ^	51,600	1,094
Western Refining, Inc. ‡^	16,600	221
World Fuel Services Corp. ^	34,642	1,454
Paper & Forest Products - 1.1%
Buckeye Technologies, Inc.	17,000	568
Deltic Timber Corp. ^	22,000	1,328
Domtar Corp.	11,500	920
P.H. Glatfelter Co. ^	26,600	376
Personal Products - 0.0% ¥
Nature’s Sunshine Products, Inc. ‡	6,500	101
Pharmaceuticals - 2.1%
Auxilium Pharmaceuticals, Inc. ‡^	87,050	1,735
Cumberland Pharmaceuticals, Inc. ‡^	39,800	214
Impax Laboratories, Inc. ‡^	65,770	1,327

	Shares	Value (000’s)
Pharmaceuticals (continued)
Medicines Co. ‡	26,500	$494
Medicis Pharmaceutical Corp. - Class A ^	11,300	376
Questcor Pharmaceuticals, Inc. ‡	1,300	54
Salix Pharmaceuticals, Ltd. ‡^	39,130	1,872
ViroPharma, Inc. ‡^	6,500	178
Professional Services - 0.3%
Barrett Business Services, Inc. ^	25,200	503
CRA International, Inc. ‡^	18,400	365
Real Estate Investment Trusts - 5.3%
Alexander’s, Inc. ^	2,060	762
Campus Crest Communities, Inc. ^	79,600	801
CBL & Associates Properties, Inc. ^	13,900	218
Colonial Properties Trust	72,300	1,509
CreXus Investment Corp.	42,800	444
CubeSmart	125,700	1,337
DiamondRock Hospitality Co. ^	98,752	952
Education Realty Trust, Inc. ^	79,600	814
Extra Space Storage, Inc. ^	61,500	1,491
First Industrial Realty Trust, Inc. ‡^	114,900	1,175
Kite Realty Group Trust ^	57,000	257
Mack-Cali Realty Corp. ^	28,500	761
Mission West Properties, Inc. ^	56,700	511
Monmouth Real Estate Investment Corp. - Class A ^	9,400	86
Post Properties, Inc.	35,500	1,553
Retail Opportunity Investments Corp. ^	58,900	697
Sovran Self Storage, Inc.	5,700	243
Strategic Hotels & Resorts, Inc. ‡^	108,100	580
Sun Communities, Inc. ^	25,700	939
Winthrop Realty Trust ^	40,000	407
Road & Rail - 1.7%
Amerco, Inc. ^	4,300	380
Arkansas Best Corp. ^	54,500	1,050
Con-way, Inc. ^	2,000	58
Genesee & Wyoming, Inc. - Class A ‡^	30,700	1,861
Landstar System, Inc.	26,615	1,275
Old Dominion Freight Line, Inc. ‡	5,600	227
RailAmerica, Inc. ‡^	7,200	107
Semiconductors & Semiconductor Equipment - 2.0%
Cavium, Inc. ‡^	34,356	977
DSP Group, Inc. ‡	6,700	35
FEI Co. ‡^	700	29
FormFactor, Inc. ‡^	81,100	410
Mellanox Technologies, Ltd. ‡^	35,927	1,168
Microsemi Corp. ‡^	67,905	1,137
Photronics, Inc. ‡^	42,600	259
RF Micro Devices, Inc. ‡^	155,235	838
Skyworks Solutions, Inc. ‡^	44,842	727
Tessera Technologies, Inc. ‡	28,400	476
Software - 3.4%
Ariba, Inc. ‡^	28,688	806
Aspen Technology, Inc. ‡^	72,860	1,264
Blackbaud, Inc.	12,685	351
Cadence Design Systems, Inc. ‡^	167,471	1,742
Fair Isaac Corp. ^	30,000	1,075
Micros Systems, Inc. ‡	25,825	1,203
Parametric Technology Corp. ‡	67,183	1,227
Pervasive Software, Inc. ‡^	4,500	26
Taleo Corp. - Class A ‡	34,766	1,345
Websense, Inc. ‡^	56,800	1,064
Specialty Retail - 5.2%
Ann, Inc. ‡^	3,700	92
Ascena Retail Group, Inc. ‡^	42,600	1,266
Bebe Stores, Inc. ^	28,100	234
Body Central Corp. ‡^	78,620	1,963
Build-A-Bear Workshop, Inc. ‡	8,200	69
Cato Corp. - Class A ^	135,749	3,286
Chico’s FAS, Inc. ^	82,146	915
Conn’s, Inc. ‡	79,700	885

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Specialty Retail (continued)
DSW, Inc. - Class A ^	24,955	$1,103
Finish Line, Inc. - Class A ^	1,400	27
Hot Topic, Inc. ^	115,800	765
Pier 1 Imports, Inc. ‡ ^	26,200	365
RadioShack Corp. ^	7,400	72
Rex American Resources Corp. ‡ ^	24,600	544
Select Comfort Corp. ‡ ^	4,700	102
Stage Stores, Inc. ^	125,400	1,742
Tractor Supply Co.	12,329	865
Wet Seal, Inc. - Class A ‡ ^	73,400	239
Williams-Sonoma, Inc. ^	1,800	69
Zumiez, Inc. ‡ ^	16,300	452
Textiles, Apparel & Luxury Goods - 1.6%
Deckers Outdoor Corp. ‡ ^	13,387	1,012
Movado Group, Inc. ^	47,500	863
Oxford Industries, Inc. ^	1,200	54
Skechers U.S.A., Inc. - Class A ‡ ^	44,000	533
True Religion Apparel, Inc. ‡ ^	6,100	211
Unifirst Corp. ^	9,500	539
Vera Bradley, Inc. ‡ ^	45,167	1,457
Thrifts & Mortgage Finance - 1.3%
Dime Community Bancshares, Inc. ^	19,200	242
First Financial Northwest, Inc. ‡ ^	6,300	37
First Niagara Financial Group, Inc.	86,639	748
Flushing Financial Corp. ^	52,800	667
Northwest Bancshares, Inc. ^	125,400	1,559
Parkvale Financial Corp.	1,100	27
Provident Financial Services, Inc. ^	16,300	218
Rockville Financial, Inc. ^	13,200	137
Trustco Bank Corp. ^	19,700	111
Tobacco - 0.1%
Vector Group, Ltd. ^	16,500	293
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc. ^	56,060	1,971
GATX Corp. ^	41,400	1,808
Water Utilities - 0.0% ¥
Consolidated Water Co., Ltd. ^	6,700	57
Wireless Telecommunication Services - 0.2%
NTELOS Holdings Corp. ^	19,919	406
Telephone & Data Systems, Inc. ^	3,100	80

Total Common Stocks (cost $253,737)		290,933

	Shares	Value (000’s)
INVESTMENT COMPANY - 0.2%
Diversified Financial Services - 0.2%
KKR Financial Holdings LLC	57,700	$504
Total Investment Company (cost $178)

	Principal (000’s)	Value (000’s)
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 0.02%, 03/15/2012 ▲ g	$420	420
Total Short-Term U.S. Government Obligation (cost $420)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	75,960,906	75,961
Total Securities Lending Collateral (cost $75,961)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $4,216 on 01/03/2012. Collateralized by U.S. Government Agency Obligations, 3.00%, due 11/25/2040, and with a total value of $4,308.	$4,216	$4,216
Total Repurchase Agreement (cost $4,216)

Total Investment Securities (cost $334,512)		372,034
Other Assets and Liabilities - Net		(75,974)

Net Assets		$296,060

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (000’s)
Russell 2000 Mini Index	Long	10	03/16/2012	$22

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $74,054.
‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
g	All or a portion of this security in the amount of $420 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
▲	Rate shown reflects the yield at 12/30/2011.
Aggregate cost for federal income tax purposes is $338,712. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $48,322 and $15,000, respectively. Net unrealized appreciation for tax purposes is $33,322.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$286,566	$4,367	$—	$290,933
Investment Companies	504	—	—	504
Repurchase Agreements	—	4,216	—	4,216
Securities Lending Collateral	75,961	—	—	75,961
Short-Term U.S. Government Obligations	—	420	—	420

Total	$363,031	$9,003	$—	$372,034

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Futures Contracts - Appreciation	$22	$—	$—	$22

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
COMMON STOCKS - 100.1%
Aerospace & Defense - 2.0%
DigitalGlobe, Inc. ‡ ^	30,800	$527
Hexcel Corp. ‡ ^	32,792	794
Triumph Group, Inc. ^	14,100	824
Air Freight & Logistics - 1.0%
Atlas Air Worldwide Holdings, Inc. ‡ ^	16,850	648
Hub Group, Inc. - Class A ‡ ^	11,966	388
Biotechnology - 3.1%
Astex Pharmaceuticals ‡ ^	244,618	462
Myriad Genetics, Inc. ‡	40,500	848
Onyx Pharmaceuticals, Inc. ‡ ^	21,900	963
Seattle Genetics, Inc. ‡ ^	42,700	714
United Therapeutics Corp. ‡	7,300	345
Building Products - 0.8%
AO Smith Corp. ^	22,174	890
Capital Markets - 1.1%
Walter Investment Management Corp.	39,407	808
WisdomTree Investments, Inc. ‡ ^	57,800	350
Chemicals - 2.7%
Balchem Corp. ^	13,197	535
Kraton Performance Polymers, Inc. ‡ ^	36,048	732
Kronos Worldwide, Inc. ^	43,900	792
Newmarket Corp. ^	4,500	891
Commercial Banks - 2.3%
Boston Private Financial Holdings, Inc. ^	74,612	592
First Citizens BancShares, Inc. - Class A	1,930	338
SVB Financial Group ‡ ^	17,021	812
Texas Capital Bancshares, Inc. ‡	9,300	285
Umpqua Holdings Corp. ^	41,015	508
Commercial Services & Supplies - 0.8%
Consolidated Graphics, Inc. ‡ ^	5,931	286
Progressive Waste Solutions, Ltd.	31,092	609
Communications Equipment - 1.7%
Aruba Networks, Inc. ‡ ^	17,600	326
InterDigital, Inc. ^	16,000	698
Procera Networks, Inc. ‡	18,700	291
Sonus Networks, Inc. ‡	228,423	548
Construction & Engineering - 1.4%
MasTec, Inc. ‡ ^	51,600	896
MYR Group, Inc. ‡ ^	33,132	634
Consumer Finance - 1.7%
DFC Global Corp. ‡ ^	26,118	472
Ezcorp, Inc. - Class A ‡ ^	24,664	650
World Acceptance Corp. ‡ ^	9,600	706
Containers & Packaging - 0.5%
Silgan Holdings, Inc.	14,700	568
Diversified Consumer Services - 0.3%
Sotheby’s ^	10,060	287
Diversified Financial Services - 0.8%
Euronet Worldwide, Inc. ‡	7,362	136
First Cash Financial Services, Inc. ‡ ^	19,858	697
Diversified Telecommunication Services - 2.0%
AboveNet, Inc. ‡ ^	12,500	812
Allot Communications, Ltd. ‡ ^	29,300	445
Cbeyond, Inc. ‡ ^	67,500	541
inContact, Inc. ‡	76,000	337
Electrical Equipment - 1.5%
EnerSys ‡ ^	27,764	721
General Cable Corp. ‡ ^	12,632	316
II-VI, Inc. ‡ ^	30,345	557
Electronic Equipment & Instruments - 1.5%
Maxwell Technologies, Inc. ‡ ^	25,824	419
Newport Corp. ‡ ^	27,463	374
OSI Systems, Inc. ‡ ^	15,933	777
Energy Equipment & Services - 3.4%
Dawson Geophysical Co. ‡ ^	16,879	667
Helix Energy Solutions Group, Inc. ‡ ^	38,399	607
Key Energy Services, Inc. ‡ ^	38,866	601
Newpark Resources, Inc. ‡ ^	75,555	718

	Shares	Value (000’s)
Energy Equipment & Services (continued)
OYO Geospace Corp. ‡ ^	9,774	$756
Pioneer Drilling Co. ‡ ^	35,446	343
Food & Staples Retailing - 0.6%
Ruddick Corp. ^	14,100	601
Food Products - 2.0%
Hain Celestial Group, Inc. ‡ ^	16,551	607
Sanderson Farms, Inc. ^	15,300	767
Sensient Technologies Corp. ^	19,774	749
Health Care Equipment & Supplies - 4.0%
Arthrocare Corp. ‡ ^	23,088	732
Atrion Corp. ^	1,412	339
Haemonetics Corp. ‡ ^	10,870	665
ICU Medical, Inc. ‡ ^	15,018	676
Integra LifeSciences Holdings Corp. ‡ ^	16,543	510
Masimo Corp. ‡ ^	14,900	278
Merit Medical Systems, Inc. ‡ ^	51,700	692
Thoratec Corp. ‡ ^	14,100	473
Health Care Providers & Services - 3.1%
Centene Corp. ‡	17,200	681
Ensign Group, Inc. ^	22,095	541
IPC The Hospitalist Co., Inc. ‡ ^	15,900	727
Kindred Healthcare, Inc. ‡ ^	59,300	698
Metropolitan Health Networks, Inc. ‡ ^	41,100	307
Transcend Services, Inc. ‡ ^	16,100	382
Health Care Technology - 1.5%
Computer Programs & Systems, Inc. ^	10,300	526
HealthStream, Inc. ‡ ^	22,195	409
Omnicell, Inc. ‡	38,600	639
Hotels, Restaurants & Leisure - 1.8%
Buffalo Wild Wings, Inc. ‡ ^	6,304	426
Caribou Coffee Co., Inc. ‡ ^	26,895	375
Domino’s Pizza, Inc. ‡	12,000	407
WMS Industries, Inc. ‡ ^	37,600	772
Household Durables - 0.5%
Ethan Allen Interiors, Inc. ^	15,500	367
La-Z-Boy, Inc. ‡	14,526	173
Household Products - 0.7%
Spectrum Brands Holdings, Inc. ‡ ^	26,071	714
Insurance - 1.5%
Maiden Holdings, Ltd. ^	60,200	527
Platinum Underwriters Holdings, Ltd. ^	20,400	696
Proassurance Corp. ^	5,600	447
Internet & Catalog Retail - 0.9%
Shutterfly, Inc. ‡ ^	32,970	750
U.S. Auto Parts Network, Inc. ‡ ^	52,300	229
Internet Software & Services - 5.7%
Dealertrack Holdings, Inc. ‡ ^	24,500	668
j2 Global, Inc. ^	25,300	712
Liveperson, Inc. ‡ ^	71,069	892
NIC, Inc. ^	29,649	395
Open Text Corp. ‡	9,487	485
Radware, Ltd. ‡ ^	19,740	577
Valueclick, Inc. ‡ ^	58,153	947
VistaPrint NV ‡ ^	31,000	949
Zix Corp. ‡ ^	216,750	611
IT Services - 1.0%
NeuStar, Inc. - Class A ‡	8,662	296
Teletech Holdings, Inc. ‡ ^	14,419	234
Wright Express Corp. ‡ ^	9,893	537
Life Sciences Tools & Services - 1.8%
Bruker Corp. ‡	51,613	641
ICON PLC ADR ‡ ^	47,406	811
Parexel International Corp. ‡ ^	22,643	470
Machinery - 3.5%
Actuant Corp. - Class A ^	6,093	138
Chart Industries, Inc. ‡ ^	14,519	785
EnPro Industries, Inc. ‡ ^	22,813	752
Robbins & Myers, Inc.	16,490	802
Trimas Corp. ‡ ^	35,667	640

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

	Shares	Value (000’s)
Machinery (continued)
Wabash National Corp. ‡ ^	80,637	$632
Media - 0.3%
Dolan Co. ‡ ^	41,230	351
Multiline Retail - 0.6%
PriceSmart, Inc. ^	8,835	615
Oil, Gas & Consumable Fuels - 5.0%
Comstock Resources, Inc. ‡ ^	27,266	417
Energy XXI Bermuda, Ltd. ‡ ^	17,800	567
GeoResources, Inc. ‡	28,263	828
Kodiak Oil & Gas Corp. ‡ ^	73,000	694
North American Energy Partners, Inc. ‡	58,053	374
Patriot Coal Corp. ‡ ^	40,900	346
Rex Energy Corp. ‡ ^	58,201	859
Rosetta Resources, Inc. ‡	16,525	719
Swift Energy Co. ‡ ^	18,700	556
Paper & Forest Products - 1.1%
Buckeye Technologies, Inc. ^	21,044	704
KapStone Paper and Packaging Corp. ‡ ^	30,800	485
Personal Products - 0.5%
Inter Parfums, Inc. ^	35,038	545
Pharmaceuticals - 4.1%
Akorn, Inc. ‡ ^	50,891	566
Cardiome Pharma Corp. ‡ ^	74,951	197
Depomed, Inc. ‡ ^	72,764	377
Hi-Tech Pharmacal Co., Inc. ‡ ^	6,400	249
Impax Laboratories, Inc. ‡ ^	43,921	886
Jazz Pharmaceuticals, Inc. ‡ ^	19,600	757
Nektar Therapeutics ‡ ^	78,244	438
Salix Pharmaceuticals, Ltd. ‡ ^	19,700	942
Professional Services - 2.2%
FTI Consulting, Inc. ‡ ^	20,000	848
Huron Consulting Group, Inc. ‡ ^	20,985	813
Mistras Group, Inc. ‡ ^	26,600	678
Real Estate Management & Development - 0.3%
Altisource Portfolio Solutions SA ‡ ^	6,300	316
Road & Rail - 2.0%
Genesee & Wyoming, Inc. -Class A ‡ ^	9,100	551
Landstar System, Inc. ^	10,900	522
Marten Transport, Ltd. ^	20,523	369
Old Dominion Freight Line, Inc. ‡ ^	17,987	730
Semiconductors & Semiconductor Equipment - 6.0%
Cavium, Inc. ‡ ^	18,700	532
Diodes, Inc. ‡ ^	35,743	760
Ezchip Semiconductor, Ltd. ‡ ^	22,800	646
Kulicke & Soffa Industries, Inc. ‡ ^	49,600	459
Lattice Semiconductor Corp. ‡ ^	91,251	542
Mellanox Technologies, Ltd. ‡ ^	21,624	703
Mips Technologies, Inc. - Class A ‡ ^	88,700	396
Nova Measuring Instruments, Ltd. ‡ ^	57,000	420
NVE Corp. ‡ ^	9,483	527
Silicon Image, Inc. ‡ ^	115,800	544
TriQuint Semiconductor, Inc. ‡ ^	144,700	705
Volterra Semiconductor Corp. ‡ ^	13,600	348
Software - 7.8%
ACI Worldwide, Inc. ‡	28,367	812
BroadSoft, Inc. ‡ ^	18,507	559
Clicksoftware Technologies, Ltd.	69,242	664
Commvault Systems, Inc. ‡ ^	17,791	760
Interactive Intelligence Group, Inc. ‡ ^	36,986	848
JDA Software Group, Inc. ‡	15,212	493
Mentor Graphics Corp. ‡ ^	49,000	664
Monotype Imaging Holdings, Inc. ‡ ^	26,500	413
Netscout Systems, Inc. ‡ ^	36,300	639
NICE Systems, Ltd. ADR ‡	20,463	705
OPNET Technologies, Inc. ^	25,448	933
Parametric Technology Corp. ‡	37,400	683
Ultimate Software Group, Inc. ‡ ^	6,173	402
Specialty Retail - 8.9%
Ascena Retail Group, Inc. ‡ ^	9,800	291

	Shares	Value (000’s)
Specialty Retail (continued)
Body Central Corp. ‡ ^	18,200	$454
Buckle, Inc. ^	16,600	678
Casual Male Retail Group, Inc. ‡ ^	141,198	483
Chico’s FAS, Inc. ^	51,600	575
Express, Inc. ‡	38,126	760
Finish Line, Inc. - Class A ^	30,900	596
Genesco, Inc. ‡ ^	11,044	682
Hibbett Sports, Inc. ‡ ^	12,248	553
JOS A. Bank Clothiers, Inc. ‡ ^	2,171	106
Lithia Motors, Inc. - Class A ^	29,913	654
Pier 1 Imports, Inc. ‡ ^	61,500	858
Rent-A-Center, Inc. ^	21,200	784
Rush Enterprises, Inc. -Class A ‡ ^	25,683	537
Select Comfort Corp. ‡ ^	40,900	888
Vitamin Shoppe, Inc. ‡ ^	20,682	825
Textiles, Apparel & Luxury Goods - 3.1%
CROCS, Inc. ‡ ^	29,300	433
Iconix Brand Group, Inc. ‡	44,400	723
Maidenform Brands, Inc. ‡ ^	14,900	273
Perry Ellis International, Inc. ‡ ^	28,806	410
Steven Madden, Ltd. ‡ ^	22,699	783
Wolverine World Wide, Inc. ^	21,000	748
Trading Companies & Distributors - 1.0%
Beacon Roofing Supply, Inc. ‡ ^	33,630	680
DXP Enterprises, Inc. ‡ ^	12,920	416

Total Common Stocks (cost $104,057)		108,343

WARRANTS - 0.0% ¥
Hotels, Restaurants & Leisure - 0.0% ¥
Krispy Kreme Doughnuts, Inc. ‡
Expiration: 03/02/2012
Exercise Price: $12.21	141	¿
Magnum Hunter Resources ‡ ^
Expiration: 10/14/2013
Exercise Price: $10.50	10,092	¿

Total Warrants (cost $¿)		¿

SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	27,748,519	27,749
Total Securities Lending Collateral (cost $27,749)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/30/2011, to be repurchased at $277 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $286.	$277	277
Total Repurchase Agreement (cost $277)

Total Investment Securities (cost $132,083) P		136,369
Other Assets and Liabilities - Net		(28,245)

Net Assets		$108,124

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $27,054.
‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
¿	Amount is less than 1.
▲	Rate shown reflects the yield at 12/30/2011.
P	Aggregate cost for federal income tax purposes is $133,239. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,154 and $8,024, respectively. Net unrealized appreciation for tax purposes is $3,130.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$102,107	$6,236	$—	$108,343
Repurchase Agreements	—	277	—	277
Securities Lending Collateral	27,749	—	—	27,749
Warrants	¿	¿	—	¿
Total	$129,856	$6,513	$—	$136,369

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
¿	Amount is less than 1.

The notes to the financial statements are an integral part of this report. Transamerica Partners Portfolios	Annual Report 2011

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2011

	Shares	Value (000’s)
PREFERRED STOCK - 1.8%
Germany - 1.8%
Volkswagen AG , 1.95% ▲	80,877	$12,116
Total Preferred Stock (cost $7,303)
COMMON STOCKS - 94.1%
Australia - 1.5%
BHP Billiton, Ltd.	281,401	9,907
Brazil - 2.5%
BM&FBOVESPA SA	950,300	4,993
Embraer SA ADR ‡ ^	225,400	5,685
Natura Cosmeticos SA	362,400	7,045
Canada - 6.1%
Canadian National Railway Co.	165,950	13,056
Canadian Natural Resources, Ltd. ^	267,700	10,025
Cenovus Energy, Inc.	220,688	7,328
Potash Corp., of Saskatchewan, Inc.	257,100	10,613
Cayman Islands - 1.0%
Tencent Holdings, Ltd.	322,118	6,470
China - 4.3%
China Life Insurance Co., Ltd. - Class H	2,293,157	5,675
China Merchants Bank Co., Ltd. - Class H	4,696,845	9,495
Industrial & Commercial Bank of China - Class H	13,207,300	7,856
Sinopharm Group Co., Ltd. - Class H	2,458,090	5,899
Denmark - 2.4%
Novo Nordisk A/S - Class B	146,364	16,819
France - 6.6%
Air Liquide SA	112,149	13,875
LVMH Moet Hennessy Louis Vuitton SA	118,733	16,812
Publicis Groupe SA ^	218,554	10,054
Vallourec SA	65,300	4,239
Germany - 10.3%
Adidas AG	233,677	15,200
Allianz SE	103,200	9,872
Fresenius Medical Care AG & Co., KGaA	209,289	14,221
SAP AG	328,960	17,392
Siemens AG	140,600	13,455
Hong Kong - 3.7%
CNOOC, Ltd.	7,502,847	13,157
Hong Kong Exchanges & Clearing, Ltd.	749,000	12,026
Ireland - 1.4%
Covidien PLC	210,600	9,479
Israel - 3.2%
Check Point Software Technologies, Ltd. ‡^	154,256	8,105
Teva Pharmaceutical Industries, Ltd. ADR	330,494	13,339
Japan - 11.1%
Canon, Inc. ^	250,424	11,095
Dai-ichi Life Insurance Co., Ltd. ^	4,777	4,698
Fanuc Corp.	52,796	8,080
KDDI Corp.	1,643	10,566
Komatsu, Ltd.	599,004	14,001
Mitsubishi UFJ Financial Group, Inc. ^	3,050,100	12,958
Toyota Motor Corp.	422,391	14,076
Korea, Republic of - 2.0%
Hyundai Motor Co. ‡	74,030	13,712
Mexico - 1.5%
Wal-Mart de Mexico SAB de CV- Series V ^	3,824,400	10,496
Netherlands - 0.5%
Yandex NV - Class A ‡ ^	184,000	3,625
Netherland Antilles - 2.2%
Schlumberger, Ltd.	219,800	15,015
Sweden - 2.3%
Hennes & Mauritz AB - Class B	381,671	12,273
Svenska Handelsbanken AB - Class A	133,100	3,501
Switzerland - 8.3%
Credit Suisse Group AG ‡	450,800	10,592
Julius Baer Group, Ltd. ‡	173,596	6,790

	Shares	Value (000’s)
Switzerland (continued)
Nestle SA	312,854	$17,986
Novartis AG	291,371	16,657
Swatch Group AG	12,040	4,506
Taiwan - 0.6%
High Tech Computer Corp.	247,960	4,070
Turkey - 0.9%
Turkiye Garanti Bankasi AS	1,913,300	5,961
United Kingdom - 21.7%
ARM Holdings PLC	796,819	7,326
BG Group PLC	737,186	15,760
British American Tobacco PLC	387,073	18,367
Carnival PLC	364,198	12,025
Kingfisher PLC	2,745,210	10,688
Pearson PLC	426,637	8,017
Reckitt Benckiser Group PLC	292,934	14,467
Rolls-Royce Holdings PLC ‡	463,240	5,370
SABMiller PLC	251,757	8,862
Standard Chartered PLC	735,968	16,103
Tesco PLC	2,632,557	16,495
Vodafone Group PLC	5,013,060	13,928

Total Common Stocks (cost $562,602)		640,158

SECURITIES LENDING COLLATERAL - 4.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.28% ▲	32,734,310	32,734
Total Securities Lending Collateral (cost $32,734)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.2%
State Street Bank & Trust Co.
0.03% ▲, dated 12/30/2011, to be repurchased at $21,450 on 01/03/2012. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 11/25/2040, and with a value of $21,884.	$21,450	21,450
Total Repurchase Agreement (cost $21,450)

Total Investment Securities (cost $624,089) P		706,458
Other Assets and Liabilities - Net		(26,288)

Net Assets		$680,170

The notes to the financial statements are an integral part of this report. Transamerica Partners Portfolios	Annual Report 2011

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value (000’s)
Commercial Banks	7.9%	$55,875
Pharmaceuticals	6.6	46,816
Oil, Gas & Consumable Fuels	6.5	46,270
Automobiles	5.6	39,905
Textiles, Apparel & Luxury Goods	5.2	36,517
Food & Staples Retailing	3.8	26,991
Machinery	3.7	26,320
Software	3.6	25,497
Wireless Telecommunication Services	3.5	24,494
Chemicals	3.5	24,488
Specialty Retail	3.3	22,961
Insurance	2.9	20,245
Health Care Providers & Services	2.8	20,120
Tobacco	2.6	18,367
Media	2.6	18,071
Food Products	2.5	17,986
Capital Markets	2.5	17,382
Diversified Financial Services	2.4	17,019
Energy Equipment & Services	2.1	15,015
Household Products	2.0	14,467
Industrial Conglomerates	1.9	13,455
Road & Rail	1.8	13,056
Hotels, Restaurants & Leisure	1.7	12,025
Office Electronics	1.6	11,094
Aerospace & Defense	1.6	11,055
Internet Software & Services	1.4	10,095
Metals & Mining	1.4	9,907
Health Care Equipment & Supplies	1.3	9,479
Beverages	1.3	8,861
Semiconductors & Semiconductor Equipment	1.0	7,326
Personal Products	1.0	7,045
Communications Equipment	0.6	4,070

Investment Securities, at Value	92.2	652,274
Short-Term Investments	7.8	54,184

Total Investments	100.0%	$706,458

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought/ (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought/ (Sold) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Euro	SSB	(20,023)	01/23/2012	$(26,163)	$245
Euro	SSB	(28,539)	05/09/2012	(39,183)	2,196

					$2,441

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of 12/31/2011:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received)/Pledged (000’s)	Net Exposures (1) (000’s)
SSB	$2,441	$—	$2,441

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2011

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/30/2011.
^	All or a portion of this security is on loan. The value of all securities on loan is $31,228.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $626,298. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $127,303 and $47,143, respectively. Net unrealized appreciation for tax purposes is $80,160.

DEFINITION:

ADR	American Depositary Receipt
OTC	Over The Counter
SSB	State Street Bank & Trust Co.

VALUATION SUMMARY (all amounts in thousands):

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Common Stocks	$90,726	$549,432	$—	$640,158
Preferred Stocks	—	12,116	—	12,116
Repurchase Agreements	—	21,450	—	21,450
Securities Lending Collateral	32,734	—	—	32,734

Total	$123,460	$582,998	$—	$706,458

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2011
Forward Foreign Currency Contracts - Appreciation	$—	$2,441	$—	$2,441

See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation / (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2011

(all amounts in thousands)

	Money Market	High Quality Bond		Inflation- Protected Securities		Core Bond	High Yield Bond		Balanced
Assets:
Investment securities, at value	$807,865	$475,982		$345,642		$1,800,735	$710,790		$128,760
Repurchase agreements, at value	172,832	15,687		15,358		116,415	5,260		3,895
Cash on deposit with broker	—	—		—		—	—		87
Cash	—	42		—		—	230		—
Foreign currency, at value	—	—		326		2,046	—		35
Unrealized appreciation on forward foreign currency contracts	—	—		119		1,841	—		42
Unrealized appreciation on swap agreements	—	—		789		3,324	—		—
Premium paid on swap agreements	—	—		—	(A)	2,128	—		—
Receivables:
Due from advisor	—	—		1		—	—		6
Investment securities sold	14,700	—		2,254		607,275	145		19,332
Interest	532	2,587		2,029		11,760	13,279		299
Dividends	—	—		—		—	—		103
Securities lending income (net)	—	8		1		16	—		4
Variation margin	—	—		1		11	—		—
Other	—	—		21		3	—		—
Prepaid expenses	1	—	(A)	—	(A)	2	1		—	(A)

	995,930	494,306		366,541		2,545,556	729,705		152,563

Liabilities:
Cash on deposit with broker	—	—		—		1,220	—		—
Accounts payable and accrued liabilities:
Collateral for securities on loan	—	35,892		2,716		60,688	—		19,659
Due to advisor	—	—		—		—	—	(A)	—
Investment securities purchased	—	—		1,148		635,066	—		21,821
Variation margin	—	—		—		—	—		2
Advisory fees	209	136		107		471	341		40
Trustee fees	4	2		2		7	3		—	(A)
Custody fees	38	18		25		124	46		37
Interest and Dividends from securities sold short	—	—		—		316	—		9
Audit and tax fees	18	18		20		22	20		20
Legal fees	23	11		12		41	17		2
Other	9	1		1		—	2		1
Unrealized depreciation on swap agreements	—	—		592		2,761	—		—
Premium received on swap agreements	—	—		148		4,186	—		—
Securities sold short, at value	—	—		—		245,867	—		6,848
Written options and swaptions, at value	—	—		3,170		5,707	—		—
Unrealized depreciation on forward foreign currency contracts	—	—		56		489	—		13

	301	36,078		7,997		956,965	429		48,452

Net Assets	$995,629	$458,228		$358,544		$1,588,591	$729,276		$104,111

Investment securities, at cost	$807,865	$472,738		$325,339		$1,799,909	$724,019		$131,081
Repurchase agreements, at cost	$172,832	$15,687		$15,358		$116,415	$5,260		$3,895
Foreign currency, at cost	$—	$—		$324		$1,907	$—		$35
Securities loaned, at value	$—	$35,154		$2,662		$59,439	$—		$19,226
Proceeds from securities sold short	$—	$—		$—		$244,044	$—		$6,799
Premium on written options and swaptions	$—	$—		$1,840		$3,930	$—		$—

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2011

(all amounts in thousands)

	Large Value		Large Core		Large Growth		Mid Value		Mid Growth		Small Value
Assets:
Investment securities, at value	$898,379		$238,081		$1,047,206		$764,677		$259,195		$127,921
Repurchase agreements, at value	11,609		4,490		4,105		16,111		637		2,713
Cash	—		—		—		65		—		—
Foreign currency, at value	—		—		2		—		—		—
Receivables:
Due from advisor	—		—		—		1		3		—	(A)
Investment securities sold	110		151		4,697		6,816		—		112
Interest	—	(A)	—	(A)	—	(A)	—	(A)	—	(A)	—	(A)
Dividends	1,299		333		697		1,259		48		144
Dividend reclaims	—		—		80		19		—		—
Securities lending income (net)	11		3		35		12		13		7
Other	4		—		5		—		—		—
Prepaid expenses	1		—	(A)	1		1		—	(A)	—	(A)

	911,413		243,058		1,056,828		788,961		259,896		130,897

Liabilities:
Accounts payable and accrued liabilities:
Collateral for securities on loan	33,249		7,698		35,782		37,587		53,129		26,705
Due to advisor	—		—		11		—		—		—
Investment securities purchased	—		—		4,095		2,038		—		134
Advisory fees	332		119		541		432		130		73
Trustee fees	4		1		5		3		1		—	(A)
Custody fees	23		8		43		27		10		6
Audit and tax fees	19		20		20		18		18		18
Legal fees	20		5		24		18		5		2
Other	—		3		—	(A)	3		1		1

	33,647		7,854		40,521		40,126		53,294		26,939

Net Assets	$877,766		$235,204		$1,016,307		$748,835		$206,602		$103,958

Investment securities, at cost	$829,372		$217,003		$958,514		$711,961		$243,299		$115,713
Repurchase agreements, at cost	$11,609		$4,490		$4,105		$16,111		$637		$2,713
Foreign currency, at cost	$—		$—		$2		$—		$—		$—
Securities loaned, at value	$32,518		$7,513		$34,987		$36,716		$51,980		$26,051

	Small Core		Small Growth		International Equity
Assets:
Investment securities, at value	$367,818		$136,092		$685,008
Repurchase agreements, at value	4,216		277		21,450
Cash	—		—		9
Foreign currency, at value	—		—		37
Unrealized appreciation on forward foreign currency contracts	—		—		2,441
Receivables:
Due from advisor	—		7		—
Investment securities sold	94		290		77
Interest	—	(A)	—	(A)	—	(A)
Dividends	317		40		877
Dividend reclaims	—		—		3,567
Securities lending income (net)	32		8		28
Prepaid expenses	—	(A)	—	(A)	1

	372,477		136,714		713,495

Liabilities:
Accounts payable and accrued liabilities:
Collateral for securities on loan	75,961		27,749		32,734
Investment securities purchased	206		726		—	(A)
Variation margin	3		—		—
Advisory fees	201		81		439
Trustee fees	1		—	(A)	3
Custody fees	18		13		102
Audit and tax fees	18		18		23
Legal fees	7		2		20
Other	2		1		4

	76,417		28,590		33,325

Net Assets	$296,060		$108,124		$680,170

Investment securities, at cost	$330,296		$131,806		$602,639
Repurchase agreements, at cost	$4,216		$277		$21,450
Foreign currency, at cost	$—		$—		$37
Securities loaned, at value	$74,054		$27,054		$31,228

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

STATEMENTS OF OPERATIONS

For the period ended December 31, 2011

(all amounts in thousands)

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond	Balanced
Investment income:
Interest income	$2,365	$13,222	$12,809	$61,478	$62,425	$1,707
Securities lending income (net)	—	49	37	188	—	36
Dividend income	—	—	—	48	342	1,345
Withholding taxes on foreign income	—	—	—	—	(18)	—	(A)

	2,365	13,271	12,846	61,714	62,749	3,088

Expenses:
Advisory	2,516	1,656	1,215	5,492	4,003	504
Custody	151	70	95	509	169	157
Audit and tax	16	16	18	20	18	18
Legal	63	31	31	106	46	7
Printing and shareholder reports	4	1	1	3	2	—	(A)
Trustee and CCO	21	10	7	33	15	2
Other	30	8	6	27	12	2

Total expenses	2,801	1,792	1,373	6,190	4,265	690

Expenses reimbursed/waived	—	—	—	—	—	(130)

Net expenses	2,801	1,792	1,373	6,190	4,265	560

Net investment income (loss)	(436)	11,479	11,473	55,524	58,484	2,528

Net realized gain (loss) on transactions from:
Investment securities	8	483	23,949	50,263	9,982	6,223
Swap agreements	—	—	(229)	1,689	—	—
Futures contracts	—	—	(6,532)	1,471	—	89
Written option and swaption contracts	—	—	906	(11,446)	—	58
Foreign currency transactions	—	—	(241)	(522)	—	(3)
Securities sold short	—	—	—	(249)	—	(2)

	8	483	17,853	41,206	9,982	6,365

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	—	(1,728)	12,704	(313)	(34,284)	(5,173)
Swap agreements	—	—	186	(1,656)	—	—
Futures contracts	—	—	(326)	2,390	—	131
Written option and swaption contracts	—	—	(1,401)	(2,268)	—	3
Securities sold short	—	—	—	(2,243)	—	(67)
Translation of assets and liabilities denominated in foreign currencies	—	—	42	1,384	—	28

	—	(1,728)	11,205	(2,706)	(34,284)	(5,078)

Net realized and unrealized gain (loss)	8	(1,245)	29,058	38,500	(24,302)	1,287

Net increase (decrease) in net assets resulting from operations	$(428)	$10,234	$40,531	$94,024	$34,182	$3,815

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

STATEMENTS OF OPERATIONS (continued)

For the period ended December 31, 2011

(all amounts in thousands)

Large Value	Large Core	Large Growth	Mid Value	Mid Growth	Small Value
Investment income:
Interest income	$3	$1	$3	$3	$—	(A)	$—	(A)
Securities lending income (net)	179	56	306	144	108	53
Dividend income	20,153	4,888	10,756	14,938	892	1,643
Withholding taxes on foreign income	(5)	(2)	(68)	(15)	(2)	—

20,330	4,943	10,997	15,070	998	1,696

Expenses:
Advisory	4,216	1,485	6,861	5,671	1,721	938
Custody	98	34	202	115	42	27
Audit and tax	17	18	20	16	16	16
Legal	57	15	67	56	14	7
Printing and shareholder reports	1	1	—	(A)	2	1	—	(A)
Trustee and CCO	20	5	24	18	5	2
Other	16	4	23	14	4	2

Total expenses	4,425	1,562	7,197	5,892	1,803	992

Expenses reimbursed/waived	—	—	—	—	(10)	(20)

Net expenses	4,425	1,562	7,197	5,892	1,793	972

Net investment income (loss)	15,905	3,381	3,800	9,178	(795)	724

Net realized gain (loss) on transactions from:
Investment securities	68,630	19,124	102,849	76,188	30,656	10,311
Foreign currency transactions	—	(A)	1	(32)	1	—	—

68,630	19,125	102,817	76,189	30,656	10,311

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(57,168)	(13,573)	(120,670)	(100,232)	(44,996)	(8,991)
Translation of assets and liabilities denominated in foreign currencies	—	(A)	1	—	(A)	—	(A)	—	—

(57,168)	(13,572)	(120,670)	(100,232)	(44,996)	(8,991)

Net realized and unrealized gain (loss)	11,462	5,553	(17,853)	(24,043)	(14,340)	1,320

Net increase (decrease) in net assets resulting from operations	$27,367	$8,934	$(14,053)	$(14,865)	$(15,135)	$2,044

	Small Core		Small Growth		International Equity
Investment income:
Interest income	$2		$—	(A)	$2
Securities lending income (net)	237		165		632
Dividend income	3,500		497		21,513
Withholding taxes on foreign income	—	(A)	(6)		(1,857)

	3,739		656		20,290

Expenses:
Advisory	2,585		1,084		6,043
Custody	76		60		433
Audit and tax	16		16		21
Legal	20		7		56
Printing and shareholder reports	1		—	(A)	1
Trustee and CCO	7		3		17
Other	5		2		14

Total expenses	2,710		1,172		6,585

Expenses reimbursed/waived	—		(51)		—

Net expenses	2,710		1,121		6,585

Net investment income (loss)	1,029		(465)		13,705

Net realized gain (loss) on transactions from:
Investment securities	44,374		17,926		40,245
Futures contracts	248		—		—
Foreign currency transactions	—		—	(A)	(2,490)

	44,622		17,926		37,755

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	(51,720)		(24,244)		(160,515)
Futures contracts	(5)		—		—
Translation of assets and liabilities denominated in foreign currencies	—		—	(A)	4,811

	(51,725)		(24,244)		(155,704)

Net realized and unrealized (loss)	(7,103)		(6,318)		(117,949)

Net (decrease) in net assets resulting from operations	$(6,074)		$(6,783)		$(104,244)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
From operations:
Net investment income (loss)	$(436)	$251	$11,479	$14,025	$11,473	$7,069
Net realized gain	8	7	483	3,943	17,853	14,798
Change in net unrealized appreciation (depreciation)	—	—	(1,728)	1,444	11,205	(795)

Net increase (decrease) in net assets resulting from operations	(428)	258	10,234	19,412	40,531	21,072

From transactions in investors’ beneficial interests:
Contributions	494,457	662,569	242,064	195,218	76,278	57,416
Withdrawals	(563,796)	(730,338)	(257,771)	(228,017)	(86,275)	(120,488)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(69,339)	(67,769)	(15,707)	(32,799)	(9,997)	(63,072)

Net increase (decrease) in net assets	(69,767)	(67,511)	(5,473)	(13,387)	30,534	(42,000)

Net Assets:
Beginning of year	1,065,396	1,132,907	463,701	477,088	328,010	370,010

End of year	$995,629	$1,065,396	$458,228	$463,701	$358,544	$328,010

	Core Bond		High Yield Bond		Balanced
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
From operations:
Net investment income	$55,524	$62,549	$58,484	$58,452	$2,528	$2,981
Net realized gain	41,206	43,546	9,982	22,236	6,365	2,358
Change in net unrealized appreciation (depreciation)	(2,706)	32,634	(34,284)	16,058	(5,078)	10,743

Net increase in net assets resulting from operations	94,024	138,729	34,182	96,746	3,815	16,082

From transactions in investors’ beneficial interests:
Contributions	274,865	314,602	120,713	189,188	7,124	7,343
Withdrawals	(402,304)	(580,856)	(134,702)	(218,768)	(23,165)	(44,822)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(127,439)	(266,254)	(13,989)	(29,580)	(16,041)	(37,479)

Net increase (decrease) in net assets	(33,415)	(127,525)	20,193	67,166	(12,226)	(21,397)

Net Assets:
Beginning of year	1,622,006	1,749,531	709,083	641,917	116,337	137,734

End of year	$1,588,591	$1,622,006	$729,276	$709,083	$104,111	$116,337

	Large Value		Large Core		Large Growth
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
From operations:
Net investment income	$15,905	$17,446	$3,381	$3,762	$3,800	$6,494
Net realized gain	68,630	109,679	19,125	8,624	102,817	130,845
Change in net unrealized appreciation (depreciation)	(57,168)	10,261	(13,572)	15,463	(120,670)	37,120

Net increase (decrease) in net assets resulting from operations	27,367	137,386	8,934	27,849	(14,053)	174,459

From transactions in investors’ beneficial interests:
Contributions	67,603	97,725	16,232	25,843	66,114	77,698
Withdrawals	(231,319)	(484,459)	(45,957)	(78,593)	(212,337)	(417,094)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(163,716)	(386,734)	(29,725)	(52,750)	(146,223)	(339,396)

Net decrease in net assets	(136,349)	(249,348)	(20,791)	(24,901)	(160,276)	(164,937)

Net Assets:
Beginning of year	1,014,115	1,263,463	255,995	280,896	1,176,583	1,341,520

End of year	$877,766	$1,014,115	$235,204	$255,995	$1,016,307	$1,176,583

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

(all amounts in thousands)

	Mid Value		Mid Growth		Small Value
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
From operations:
Net investment income (loss)	$9,178	$9,412	$(795)	$(874)	$724	$1,114
Net realized gain	76,189	64,305	30,656	41,475	10,311	15,484
Change in net unrealized appreciation (depreciation)	(100,232)	87,619	(44,996)	22,589	(8,991)	11,023

Net increase (decrease) in net assets resulting from operations	(14,865)	161,336	(15,135)	63,190	2,044	27,621

From transactions in investors’ beneficial interests:
Contributions	58,995	269,938	25,002	39,943	8,136	12,187
Withdrawals	(204,429)	(330,801)	(72,998)	(85,149)	(40,649)	(51,108)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(145,434)	(60,863)	(47,996)	(45,206)	(32,513)	(38,921)

Net increase (decrease) in net assets	(160,299)	100,473	(63,131)	17,984	(30,469)	(11,300)

Net Assets:
Beginning of year	909,134	808,661	269,733	251,749	134,427	145,727

End of year	$748,835	$909,134	$206,602	$269,733	$103,958	$134,427

	Small Core		Small Growth		International Equity
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
From operations:
Net investment income (loss)	$1,029	$1,356	$(465)	$(564)	$13,705	$12,864
Net realized gain	44,622	47,999	17,926	21,668	37,755	66,537
Change in net unrealized appreciation (depreciation)	(51,725)	34,164	(24,244)	10,962	(155,704)	32,655

Net increase (decrease) in net assets resulting from operations	(6,074)	83,519	(6,783)	32,066	(104,244)	112,056

From transactions in investors’ beneficial interests:
Contributions	20,061	24,934	11,856	15,020	70,059	84,159
Withdrawals	(59,525)	(106,899)	(39,680)	(57,079)	(178,905)	(347,004)

Net decrease in net assets resulting from transactions in investors’ beneficial interests	(39,464)	(81,965)	(27,824)	(42,059)	(108,846)	(262,845)

Net increase (decrease) in net assets	(45,538)	1,554	(34,607)	(9,993)	(213,090)	(150,789)

Net Assets:
Beginning of year	341,598	340,044	142,731	152,724	893,260	1,044,049

End of year	$296,060	$341,598	$108,124	$142,731	$680,170	$893,260

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

FINANCIAL HIGHLIGHTS

For the years ended:

	December 31, 2011	December 31, 2010	Money Market December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$995,629	$1,065,396	$1,132,907		$1,325,802	$1,050,796

Total return	(0.04%)	0.02%	0.36%		2.44%	5.17%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.28%	0.28%	0.27%		0.27%	0.28%
Before reimbursement	0.28%	0.28%	0.27%		0.27%	0.28%
Net investment income (loss), to average net assets	(0.04%)	0.02%	0.37%		2.43%	5.01%

	December 31, 2011	December 31, 2010	High Quality Bond December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$458,228	$463,701	$477,088		$421,232	$833,291

Total return	2.16%	4.20%	9.83%		0.55%	5.34%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.38%	0.38%	0.38%		0.38%	0.38%
Before reimbursement	0.38%	0.38%	0.38%		0.38%	0.38%
Net investment income, to average net assets	2.43%	2.99%	3.75%		4.24%	4.38%
Portfolio turnover rate	84%	87%	104%		64%	56%

		Inflation-Protected Securities
	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$358,544	$328,010	$370,010		$389,198	$149,013

Total return	12.33%	6.23%	10.22%		(2.14%)	10.16%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.40%	0.38%	0.40%		0.39%	0.40%
Before reimbursement	0.40%	0.38%	0.40%		0.39%	0.42%
Net investment income, to average net assets	3.30%	2.04%	1.02%		4.99%	5.26%
Portfolio turnover rate	134%	117%	118%		154%	340%

			Core Bond
	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$1,588,591	$1,622,006	$1,749,531		$1,667,313	$2,248,880

Total return	6.20%	8.26%	12.89%		(1.83%)	6.67%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.39%	0.39%	0.38%		0.38%	0.38%
Before reimbursement	0.39%	0.39%	0.38%		0.38%	0.38%
Net investment income, to average net assets	3.54%	3.65%	4.45%		5.12%	4.81%
Portfolio turnover rate	406%	633%	1,014	% (A)	530%	503%

			High Yield Bond
	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$729,276	$709,083	$641,917		$439,863	$538,727

Total return	4.93%	15.81%	57.21%		(28.90%)	2.02%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.59%	0.59%	0.59%		0.58%	0.58%
Before reimbursement	0.59%	0.59%	0.59%		0.58%	0.58%
Net investment income, to average net assets	8.04%	8.84%	10.10%		9.57%	7.97%
Portfolio turnover rate	81%	98%	98%		54%	96%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	December 31, 2011	December 31, 2010	Balanced December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$104,111	$116,337	$137,734		$168,930	$318,635

Total return	3.60%	13.91%	23.45%		(26.71%)	1.79%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.50%	0.50%	0.50%		0.50%	0.50%
Before reimbursement	0.62%	0.59%	0.55%		0.53%	0.52%
Net investment income, to average net assets	2.26%	2.42%	3.01%		3.45%	2.87%
Portfolio turnover rate	245%	211%	167%		154%	226%

	December 31, 2011	December 31, 2010	Large Value December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$877,766	$1,014,115	$1,263,463		$1,450,970	$3,165,025

Total return	2.32%	14.66%	16.71%		(42.94%)	(1.75%)

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.47%	0.47%	0.48%		0.48%	0.48%
Before reimbursement	0.47%	0.47%	0.48%		0.48%	0.48%
Net investment income, to average net assets	1.70%	1.65%	2.22%		2.53%	1.68%
Portfolio turnover rate	55%	62%	124	% (A)	26%	30%

	December 31, 2011	December 31, 2010	Large Core December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$235,204	$255,995	$280,896		$281,774	$903,262

Total return	3.51%	11.79%	23.36%		(36.65%)	2.11%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.63%	0.63%	0.62%		0.65%	0.64%
Before reimbursement	0.63%	0.63%	0.62%		0.65%	0.64%
Net investment income, to average net assets	1.37%	1.47%	1.57%		1.31%	1.08%
Portfolio turnover rate	63%	55%	168%		99%	101%

	December 31, 2011	December 31, 2010	Large Growth December 31, 2009		December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$1,016,307	$1,176,583	$1,341,520		$1,130,783	$2,444,761

Total return	(1.78%)	16.62%	35.56%		(39.87%)	12.25%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.65%	0.65%	0.65%		0.65%	0.65%
Before reimbursement	0.65%	0.66%	0.65%		0.65%	0.65%
Net investment income, to average net assets	0.34%	0.56%	0.97%		0.92%	0.61%
Portfolio turnover rate	53%	119%	102	% (A)	102%	129%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	December 31, 2011	December 31, 2010	Mid Value December 31, 2009	December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$748,835	$909,134	$808,661	$630,249	$998,177

Total return	(2.19%)	21.29%	32.53%	(37.73%)	2.62%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.70%	0.69%	0.70%	0.70%	0.70%
Before reimbursement	0.70%	0.69%	0.70%	0.70%	0.70%
Net investment income, to average net assets	1.08%	1.14%	1.44%	1.69%	1.37%
Portfolio turnover rate	69%	76%	122%	68%	69%

	December 31, 2011	December 31, 2010	Mid Growth December 31, 2009	December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$206,602	$269,733	$251,749	$228,966	$337,189

Total return	(6.90%)	29.27%	25.24%	(41.55%)	30.42%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Before reimbursement	0.75%	0.75%	0.76%	0.75%	0.75%
Net investment loss, to average net assets	(0.33%)	(0.36%)	(0.23%)	(0.02%)	(0.23%)
Portfolio turnover rate	135%	199%	214%	158%	152%

	December 31, 2011	December 31, 2010	Small Value December 31, 2009	December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$103,958	$134,427	$145,727	$156,628	$185,137

Total return	1.35%	23.12%	19.64%	(26.63%)	(7.74%)

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Before reimbursement	0.87%	0.87%	0.88%	0.87%	0.87%
Net investment income, to average net assets	0.63%	0.84%	1.24%	1.94%	1.36%
Portfolio turnover rate	16%	121%	103%	117%	94%

	December 31, 2011	December 31, 2010	Small Core December 31, 2009	December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$296,060	$341,598	$340,044	$389,662	$950,197

Total return	(2.19%)	29.89%	27.64%	(36.06%)	(4.49%)

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.84%	0.85%	0.85%	0.85%	0.84%
Before reimbursement	0.84%	0.85%	0.85%	0.85%	0.84%
Net investment income, to average net assets	0.32%	0.43%	0.67%	0.94%	0.58%
Portfolio turnover rate	59%	55%	88%	106%	97%

	December 31, 2011	December 31, 2010	Small Growth December 31, 2009	December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$108,124	$142,731	$152,724	$152,513	$166,817

Total return	(6.45%)	25.65%	32.99%	(37.87%)	8.64%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement	0.94%	0.93%	0.93%	0.93%	0.92%
Net investment loss, to average net assets	(0.37%)	(0.41%)	(0.38%)	(0.18%)	(0.42%)
Portfolio turnover rate	120%	99%	104%	146%	144%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	December 31, 2011	December 31, 2010	International Equity December 31, 2009	December 31, 2008	December 31, 2007
Net assets end of year (000’s)	$680,170	$893,260	$1,044,049	$1,100,060	$2,264,062

Total return	(13.51%)	14.94%	26.10%	(49.94%)	11.69%

Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.82%	0.81%	0.82%	0.84%	0.87%
Before reimbursement	0.82%	0.81%	0.82%	0.84%	0.87%
Net investment income, to average net assets	1.70%	1.45%	1.39%	2.78%	2.25%
Portfolio turnover rate	24%	29%	138%	174%	110%

(A)	Excludes investment securities received in kind.

Note: Prior to Janurary 1, 2010, all of the Financial Highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS

At December 31, 2011

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds: Transamerica Partners Money Market Portfolio (“Money Market”), Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”), Transamerica Partners Core Bond Portfolio (“Core Bond”), Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”), Transamerica Partners Balanced Portfolio (“Balanced”), Transamerica Partners Large Value Portfolio (“Large Value”), Transamerica Partners Large Core Portfolio (“Large Core”), Transamerica Partners Large Growth Portfolio (“Large Growth”), Transamerica Partners Mid Value Portfolio (“Mid Value”), Transamerica Partners Mid Growth Portfolio (“Mid Growth”), Transamerica Partners Small Value Portfolio (“Small Value”), Transamerica Partners Small Core Portfolio (“Small Core”), Transamerica Partners Small Growth Portfolio (“Small Growth”), and Transamerica Partners International Equity Portfolio (“International Equity”) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

This report should be read in conjunction with the Portfolios’ current prospectus, which contains more complete information about the Portfolios, including investment objectives and strategies.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

In preparing the Portfolios’ financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Portfolios’ custodian and, pursuant to the terms of the repurchase agreements, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Forward foreign currency contracts: The Portfolios are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2011 are listed in the Schedules of Investments.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Option and swaption contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into option contracts to manage exposure to various market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are: an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

The Portfolios write call and put options/swaptions on futures, swaps, securities, or currencies they own or in which they may invest. When a Portfolio writes a covered call or a put option/swaption, an amount equal to the premium received by a Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

The Portfolios purchase put and call options/swaptions on foreign or U.S. securities, indices, futures, swaps, and commodities. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options/swaptions which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, swaps, security, commodity, or currency transaction to determine the realized gain or loss. Realized gains or losses are reflected in the realized gains or losses of investment securities on the Statements of Operations.

The underlying face amounts of open option and swaption contracts at December 31, 2011, are listed in the Schedules of Investments.

Transactions in written options were as follows:

Inflation-Protected Securities	Premium	Notional Amount
Balance at December 31, 2010	$—		$—
Sales	586		1,724
Closing Buys	(202)		(587)
Expirations	(357)		(1,090)
Exercised	—		—

Balance at December 31, 2011	$27		$47

Inflation-Protected Securities	Premium	Notional Amount
Balance at December 31, 2010	$—	EUR	—
Sales	411		23,060
Closing Buys	(118)		(9,920)
Expirations	—		—
Exercised	—		—
Balance at December 31, 2011	$293	EUR	13,140

Core Bond	Premium	Notional Amount
Balance at December 31, 2010	$851	$516
Sales	5,501	16,608
Closing Buys	(3,771)	(8,562)
Expirations	(2,581)	(8,562)
Exercised	—	—
Balance at December 31, 2011	$—	$—

Balanced	Premium	Notional Amount
Balance at December 31, 2010	$20	$12
Sales	131	306
Closing Buys	(93)	(188)
Expirations	(58)	(130)
Exercised	—	—
Balance at December 31, 2011	$—	$—

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Transactions in written swaptions were as follows:

Inflation-Protected Securities	Premium	Notional Amount
Balance at December 31, 2010	$1,971	$42,800
Sales	1,983	181,000
Closing Buys	(1,614)	(119,300)
Expirations	(820)	(59,200)
Exercised	—	—

Balance at December 31, 2011	$1,520	$45,300

Core Bond	Premium	Notional Amount
Balance at December 31, 2010	$37,686	$784,700
Sales	34,627	1,268,805
Closing Buys	(65,926)	(1,619,676)
Expirations	(2,457)	(275,100)
Exercised	—	—

Balance at December 31, 2011	$3,930	$158,729

Futures contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk, and commodity risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Portfolios each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of interest or exchange rates or security prices moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2011 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are privately negotiated agreements between the Portfolios and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Certain Portfolios, with the exception of Money Market, enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. The Portfolios enter into credit default swaps to manage their exposure to the market or to certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolios’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty.

Certain Portfolios sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolios would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. To help hedge against this risk, the Portfolios enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolios with interest rate swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty.

The open swap agreements at December 31, 2011 are disclosed in the Schedules of Investments.

Short sales: A short sale is a transaction in which a Portfolio, with the exception of Money Market, sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolios’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolios consider the short sale to be a borrowing by the Portfolios that is subject to the asset coverage requirements of the 1940 Act. The Portfolios incur a profit or a loss, depending upon whether the market price of the securities decrease or increase between the date of the short sale and the date on which the Portfolios must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolios may be unable to replace borrowed securities sold short.

The Portfolios investing in short sales are liable for any interest or dividends payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs, if any, are reported in the Statements of Operations.

Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers, and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolios, with the exception of Money Market, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios that participate in such syndications, or can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers, and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the Portfolios have direct recourse against the corporate borrowers, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2011.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

To be announced purchase commitments (“TBA”): TBA purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios invest in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market, or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2011 are listed in the Schedules of Investments.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from interest receivable to the unrealized appreciation or depreciation on investments on the Statements of Assets and Liabilities.

The PIKs at December 31, 2011 are listed in the Schedules of Investments.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of the Portfolios’ securities exposes the Portfolios to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolios seek to increase their net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at December 31, 2011 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-advisers of certain Portfolios, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Portfolios with broker/dealers with which other funds or portfolios advised by Transamerica Asset Management, Inc. (“TAM”) have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM or by any other party.

Commissions recaptured for the year ended December 31, 2011, are included in net realized gains/(losses) on the Statements of Operations and are summarized as follows:

Portfolio	Commissions
Large Growth	$65
Mid Value	237
Mid Growth	52
Small Core	52
Small Growth	104
Small Value	1

Portfolios not listed in the above table did not have any commissions recaptured during the year ended December 31, 2011.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 1. (continued)

TBAs, when-issued or delayed delivery securities may be settled a month or more after the trade date. Interest income is not accrued until settlement date.

Core Bond and Balanced had TBAs outstanding as of December 31, 2011, which are included in Investment securities sold and Investment securities purchased on the Statements of Assets and Liabilities.

Dividend income related to a Real Estate Investment Trust (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of cost of investments or realized gain/loss. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.

All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Portfolio at the time of such determination.

Foreign taxes: The Portfolios may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management Inc’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stock): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which their primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship, such valuations are generally categorized in Level 2.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Portfolios’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Investment company securities: Securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying portfolios and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, option, and swaption contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Portfolios’ Board of Trustees. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. When a Portfolio uses fair valuation methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities categorized as Level 3 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolios’ investments at December 31, 2011 are disclosed in the Valuation Summary of each Portfolio’s Schedule of Investments. Transfers between Levels are considered to have occurred at the end of the reporting period.

There were no significant transfers into or out of any Level described above during the year ended December 31, 2011.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 2. (continued)

For assets and liabilities for which significant unobservable inputs (Level 3) were used, there is a reconciliation of the beginning to the ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Portfolio’s Schedule of Investments.

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Money Market	3.95%
High Quality Bond	14.03
Inflation-Protected Securities	14.94
Core Bond	9.70
High Yield Bond	5.77
Balanced	52.23
Large Value	32.58
Large Core	50.62
Large Growth	29.38
Mid Value	5.15
Mid Growth	1.85
Small Value	3.41
Small Core	46.07
Small Growth	3.21
International Equity	19.39

Diversified Investment Advisors Collective Investment Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Money Market	16.72%
High Quality Bond	40.00
Inflation-Protected Securities	16.60
Core Bond	29.45
High Yield Bond	26.08
Balanced	6.02
Large Value	23.44
Large Core	13.37
Large Growth	21.75
Mid Value	11.44
Mid Growth	33.80
Small Value	45.34
Small Core	12.01
Small Growth	41.18
International Equity	30.07

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Asset Management, Inc. Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Money Market	0.03%
High Quality Bond	9.02
Inflation-Protected Securities	4.41
Core Bond	5.42
High Yield Bond	17.49
Balanced	—
Large Value	4.66
Large Core	2.90
Large Growth	2.36
Mid Value	23.38
Mid Growth	9.94
Small Value	5.69
Small Core	1.39
Small Growth	5.14
International Equity	4.70

Transamerica Fund Services, Inc. (“TFS”) is the Portfolios’ administrator. TAM and TFS are affiliates of AEGON NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers of TAM or its affiliates. None of the non-independent trustees receive compensation for services as trustees of the Series Portfolio or the entities that invest in the Series Portfolio.

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. For its services, TAM receives fees from each Portfolio, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Portfolios’ average daily net assets (“ANA”).

For each Portfolio, TAM has entered into Investment Sub-Advisory Agreements with the Portfolios’ sub-advisers. It is the responsibility of each sub-adviser to make the day-to-day investment decisions of the Portfolios and to place the purchase and sales orders for securities transactions of the Portfolios, subject in all cases to the general supervision of TAM.

Payment of fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of a Portfolio.

Portfolio	Advisory Fee
Money Market	0.25%
High Quality Bond	0.35
Inflation-Protected Securities	0.35
Core Bond	0.35
High Yield Bond	0.55
Balanced	0.45
Large Value	0.45
Large Core	0.60
Large Growth	0.62
Mid Value	0.67
Mid Growth	0.72
Small Value	0.82
Small Core	0.80
Small Growth	0.87
International Equity	0.75

TAM has voluntarily elected to waive fees to the extent the total operating expenses of a Portfolio exceed the following expense caps (as a proportion of ANA):

Portfolio	Expense Cap
Money Market	0.30%
High Quality Bond	0.40
Inflation-Protected Securities	0.40
Core Bond	0.40
High Yield Bond	0.60
Balanced	0.50
Large Value	0.50
Large Core	0.65
Large Growth	0.65
Mid Value	0.70
Mid Growth	0.75
Small Value	0.85
Small Core	0.85
Small Growth	0.90
International Equity	0.90

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 3. (continued)

Such fee waivers are not subject to recoupment by TAM in future years.

TAM also may waive additional fees from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee.

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or sub-advisers for the year ended December 31, 2011.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2011 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Money Market	$—	$—	$—	$—
High Quality Bond	193,417	202,013	159,259	250,388
Inflation-Protected Securities	83,781	359,284	128,609	350,454
Core Bond	3,371,753	4,279,529	3,529,361	4,311,445
High Yield Bond	623,870	—	560,328	—
Balanced	221,305	68,801	270,422	69,997
Large Value	513,629	—	656,625	—
Large Core	154,424	—	181,299	—
Large Growth	582,901	—	727,270	—
Mid Value	572,709	—	697,886	—
Mid Growth	320,283	—	358,516	—
Small Value	17,836	—	45,810	—
Small Core	189,233	—	225,548	—
Small Growth	149,422	—	173,879	—
International Equity	195,297	—	306,255	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

Inflation-Protected Securities:

The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of purchased option and swaption contracts increased during the year from four contracts at the beginning of the year to seven contracts at year end. The volume of swap contracts increased to 11 contracts during the third quarter of the year, and then subsequently decreased to eight contracts held at year end. The volume of futures contracts increased during the year from four contracts at the beginning of the year to eight contracts at year end. The volume of written option and swaption contracts increased during the year from eight contracts at the beginning of the year to 14 contracts at year end. The volume of forward contracts increased to 10 contracts during the first quarter of the year, and then subsequently decreased to five contracts held at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$1,084	$43	$1,127 **
Unrealized appreciation on swap agreements	789	—	789
Unrealized appreciation on futures contracts	398	—	398 *
Unrealized appreciation on forward foreign currency transactions	—	119	119
Liability derivatives
Written options and swaptions, at value	(3,049)	(121)	(3,170)
Unrealized depreciation on swap agreements	(592)	—	(592)
Premium received on swap agreements	(148)	—	(148)
Unrealized depreciation on futures contracts	(755)	—	(755)*
Unrealized depreciation on forward currency contracts	—	(56)	(56)

Total	$(2,273)	$(15)	$(2,288)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Included within Investment securities at value.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain on purchased option and swaption contracts	$426	$(141)	$285	^
Net realized (loss) on swap agreements	(229)	—	(229)
Net realized (loss) on futures contracts	(6,532)	—	(6,532)
Net realized gain on written option and swaption contracts	726	180	906
Net realized (loss) on forward foreign currency transactions	—	(304)	(304	) ~
Net Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased option and swaption contracts	531	(73)	458	Y
Net change in unrealized appreciation (depreciation) on swap agreements	186	—	186
Net change in unrealized appreciation (depreciation) on futures contracts	(326)	—	(326)
Net change in unrealized appreciation (depreciation) on written option and swaption contracts	(1,573)	172	(1,401)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	48	48

Total	$(6,791)	$(118)	$(6,909)

^	Included within net realized gain (loss) on transactions from Investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Y	Included within net increase (decrease) in unrealized appreciation (depreciation) on transactions from Investment securities.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Core Bond:

The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of purchased option and swaption contracts, and written swaption and option contracts held throughout the year decreased, starting at 28 and 46 contracts, respectively, and ending at 15 and 11 contracts, respectively. The volume of swap contracts, futures contracts, and forward foreign currency contracts increased during the year from 24, seven, and two contracts, respectively, at the beginning go of the year, to 42, 17, and six contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$2,296	$8	$—	$2,304 **
Unrealized appreciation on forward foreign currency contracts	—	1,841	—	1,841
Premium paid on swap agreements	392	—	1,736	2,128
Unrealized appreciation on swap agreements	2,001	—	1,323	3,324
Unrealized appreciation on futures contracts	1,947	—	—	1,947 *
Liability derivatives
Unrealized depreciation on swap agreements	(2,161)	—	(600)	(2,761)
Unrealized depreciation on forward foreign currency contracts	—	(489)	—	(489)
Premium received on swap agreements	(102)	—	(4,084)	(4,186)
Written options and swaptions, at value	(5,705)	—	(2)	(5,707)
Unrealized depreciation on futures contracts	(1,165)	—	—	(1,165)*

Total	$(2,497)	$1,360	$(1,627)	$(2,764)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Included within Investment securities at value.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on purchased option and swaption contracts	$(1,115)	$—	$—	$(1,115	)^
Net realized gain/(loss) on swap agreements	3,899	—	(2,210)	1,689
Net realized gain on futures contracts	1,476	(5)	—	1,471
Net realized (loss) on written option and swaption contracts	(11,624)	—	—	(11,624)
Net realized (loss) on forward foreign currency transactions	—	(305)	—	(305	)~
Net Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased option and swaption contracts	(200)	(273)	—	(473	)Y
Net change in unrealized appreciation (depreciation) on swap agreements	(2,641)	—	985	(1,656)
Net change in unrealized appreciation (depreciation) on futures contracts	2,390	—	—	2,390
Net change in unrealized appreciation (depreciation) on written option and swaption contracts	(2,268)	—	—	(2,268)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	1,276	—	1,276

Total	$(10,083)	$693	$(1,225)	$(10,615)

^	Included within net realized gain (loss) on transactions from Investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Y	Included within net increase (decrease) in unrealized appreciation (depreciation) on transactions from Investment securities.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Balanced:

The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of forward foreign currency contracts and purchased option and swaption contracts increased from zero contracts at the beginning to the year to four and six contracts, respectively, at year end. The volume of written option and swaption contracts held throughout the year decreased from four contracts at the beginning of the year to zero contracts at year end. The volume of futures contracts held at the beginning of the year increased from six contracts to 14 contracts at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$2	$—	$3	$5
Unrealized appreciation on futures contracts	70	3	—	73	*
Unrealized appreciation on forward foreign currency contracts	—	—	42	42
Liability derivatives
Unrealized depreciation on futures contracts	(11)	—	—	(11	)*
Unrealized depreciation on forward foreign currency contracts	—	—	(13)	(13)

Total	$61	$3	$32	$96

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Foreign Exchange Contracts	Total
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on purchased option and swaption contracts	$(77)	$—	$1	$(76	)^
Net realized (loss) on futures contracts	102	(13)	—	89
Net realized gain on written option and swaption contracts	52	—	6	58
Net Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased option and swaption contracts	(4)	—	(15)	(19	)Y
Net change in unrealized appreciation (depreciation) on futures contracts	131	—	—	131
Net change in unrealized appreciation (depreciation) on written option and swaption contracts	3	—	—	3
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	28	28

Total	$207	$(13)	$20	$214

^	Included within net realized gain (loss) on transactions from Investment securities.

Y Included within net increase (decrease) in unrealized appreciation (depreciation) on transactions from Investment securities.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 5. (continued)

Small Core:

The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of futures contracts held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Unrealized appreciation on futures contracts	$22	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Realized Gain/(Loss) on derivatives recognized in income
Net realized gain on futures contracts	$248
Net Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(5)

Total	$243

International Equity:

The Portfolio is subject to various risks in the normal course of pursuing its investment objectives. The volume of forward foreign currency contracts held at year end is indicative of the volume held throughout the year. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset derivatives
Unrealized appreciation on forward foreign currency contracts	$2,441

Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2011

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Realized Gain/(Loss) on derivatives recognized in income
Net realized (loss) on forward foreign currency transactions	$(1,866)
Net Change in Unrealized Appreciation/(Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	4,907

Total	$3,041

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolios’ tax provisions taken for all open tax years (2008 - 2010), or expected to be taken in the Portfolios’ 2011 tax returns, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

Transamerica Partners Portfolios		Annual Report 2011

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2011

(all amounts in thousands)

NOTE 6. (continued)

Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued the authoritative guidance “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” which seeks to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning after December 15, 2011. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

In April 2011, FASB issued an amendment to authoritative guidance “Reconsideration of Effective Control for Repurchase Agreements” which amends specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. The adoption of this guidance is effective for the first interim or annual period beginning on or after December 15, 2011 prospectively to transactions or modifications of existing transactions that occur on or after the effective date. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

NOTE 8. SUBSEQUENT EVENT

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolios’ financial statements.

Transamerica Partners Portfolios		Annual Report 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2011, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Transamerica Partners Portfolios at December 31, 2011, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2012

Transamerica Partners Portfolios		Annual Report 2011

TRANSAMERICA PARTNERS SMALL GROWTH PORTFOLIO

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board,” or the “Board Members”) held on October 13, 2011, the Board reviewed and considered the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM,” or “Management”) and Perimeter Capital Management (“Perimeter,” or the “Sub-Adviser”) with regard to Transamerica Partners Small Growth Portfolio (the “Portfolio”). The Board Members reviewed information relating to a change in equity ownership of Perimeter that occurred on September 30, 2011, and which might have been deemed to be a “change of control” of Perimeter resulting in the termination of the existing sub-advisory agreement between Perimeter and TAM, the Portfolio’s investment adviser.

The Board Members also received and considered information provided to them regarding a memorandum received from counsel to Perimeter, advising Perimeter that because neither Perimeter nor any person controlling Perimeter would, directly or indirectly, receive any money or benefit in connection with the change in control, Perimeter could rely on an exemptive rule, which permitted a replacement sub-advisory agreement to be approved by the Board under certain conditions. The Board Members also considered information received from Perimeter that confirmed that Perimeter’s staff, including portfolio management and all operational staff would continue in their current roles after the assignment as well as assurances from Perimeter that there would be no diminution in the services to be provided by Perimeter.

To assist the Board in its consideration of the new sub-advisory agreement with Perimeter (“New Sub-Advisory Agreement”), the Board received in advance of the Meeting certain materials and information. In addition, the Board Members who are not interested persons of the Funds, consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. Following the presentation by TAM and a discussion amongst the Board Members and Management, the Board Members approved the New Sub-Advisory Agreement for an initial two-year period on behalf of the Portfolio.

Among other things, the Board considered:

(a)	that the Board had previously performed a full annual review of the sub-advisory agreement with Perimeter and had determined that Perimeter had the capabilities, resources and personnel necessary to provide the sub-advisory services to the Portfolio;

(b)	assurances received from Perimeter that the change of control is not expected to result in any diminution in the nature, quality and extent of services provided to the Portfolio and its shareholders, including compliance services;

(c)	assurances received from Perimeter as to the consistency of the portfolio management team that would be primarily responsible for the day-to-day management of the Portfolio; and

(d)	that the sub-advisory fee schedule under the New Sub-Advisory Agreement would not differ from the schedule under the prior sub-advisory agreement.

Based upon its review and the representations made to it and after consideration of the above factors, and such other factors and information as it deemed relevant, the Board approved the New Sub-Advisory Agreement. No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Sub-Advisory Agreement and each Board Member may have attributed different weights to the various factors considered.

Transamerica Partners Portfolios		Annual Report 2011

BOARD MEMBERS AND OFFICERS

(unaudited)

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 159 funds as of the date of this report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007

Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST;

Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS;

Chairman, President and Chief Executive Officer (2006 – present), Director (2002 – present), Senior Vice President (1999 – 2006), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM;

Chairman, President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2002 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 – 2010);

Chairman and Board Member (2008 – 2010), President (2007 – 2010), Chief Executive Officer (2006 – 2010), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), Transamerica Investors, Inc. (“TII”);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”)–2004);(2002and

				159	N/A

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
			Director, (2008 – present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 – 2005).

Alan F. Warrick (1948)	Interested Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present); Consultant, AEGON USA (2010 – present); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 - 2010).	159	N/A
INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	159	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	159	N/A

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010-Present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	159	N/A

Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	159	N/A

Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (April 2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present);	159	N/A

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
			Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).

Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Resources, Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	159	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2002	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	159	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);	159	Honorary Trustee, Bryant University (1996 – present)

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

Vice President, American Express (1987 – 1989);

Vice President, The Equitable (1986 – 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander and Fischer, LLP (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	159	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.
**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 2007	See the table above.

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years
Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007

Vice President, General Counsel and Secretary,

Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2007

Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President - Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (December 2011 – present), Assistant Treasurer (2010 – December 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Director, Fund Financial Services (2009 - 2011), TFS;

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010

Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).

Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009

Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Counsel, TAM (2008 – present);

Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and

Associate, Greenberg Traurig, P.A. (2004 – 2005).

Transamerica Partners Portfolios		Annual Report 2011

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years
Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Senior Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericainvestments.com

Transamerica Partners Portfolios		Annual Report 2011

Master Investment Portfolio —S&P 500 Index Master Portfolio

II

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Master Portfolio Information as of December 31, 2011	S&P 500 Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	4%
Apple, Inc.	3
International Business Machines Corp	2
Chevron Corp.	2
Microsoft Corp.	2
General Electric Co.	2
The Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	2
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	13
Energy	12
Health Care	12
Consumer Staples	12
Consumer Discretionary	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	1

Schedule of Investments December 31, 2011	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 10.7%
Auto Components — 0.3%
BorgWarner, Inc. (a)(b)	20,140	$1,283,724
The Goodyear Tire & Rubber Co. (a)	44,719	633,668
Johnson Controls, Inc.	125,015	3,907,969

		5,825,361
Automobiles — 0.4%
Ford Motor Co. (a)	698,204	7,512,675
Harley-Davidson, Inc. (b)	42,702	1,659,827

		9,172,502
Distributors — 0.1%
Genuine Parts Co. (b)	28,604	1,750,565
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	21,359	1,150,609
DeVry, Inc. (b)	11,157	429,098
H&R Block, Inc. (b)	53,774	878,130

		2,457,837
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp.	83,150	2,714,016
Chipotle Mexican Grill, Inc. (a)	5,751	1,942,343
Darden Restaurants, Inc. (b)	24,228	1,104,312
International Game Technology	54,433	936,248
Marriott International, Inc., Class A	49,270	1,437,206
McDonald’s Corp. (b)	187,993	18,861,338
Starbucks Corp.	136,956	6,301,345
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,314	1,694,013
Wyndham Worldwide Corp.	28,050	1,061,131
Wynn Resorts Ltd.	14,553	1,607,961
Yum! Brands, Inc.	84,611	4,992,895

		42,652,808
Household Durables — 0.3%
D.R. Horton, Inc. (b)	50,872	641,496
Harman International Industries, Inc.	12,779	486,113
Leggett & Platt, Inc. (b)	25,683	591,736
Lennar Corp., Class A (b)	29,389	577,494
Newell Rubbermaid, Inc.	53,500	864,025
PulteGroup, Inc. (a)(b)	62,772	396,091
Stanley Black & Decker, Inc.	31,037	2,098,101
Whirlpool Corp. (b)	14,119	669,947

		6,325,003
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	66,841	11,570,177
Expedia, Inc. (b)	17,267	501,088
NetFlix, Inc. (a)	10,229	708,768
priceline.com, Inc. (a)	9,148	4,278,611
TripAdvisor, Inc. (a)(b)	17,600	443,696

		17,502,340
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	21,255	677,822
Mattel, Inc.	62,232	1,727,560

		2,405,382
Media — 3.1%
Cablevision Systems Corp.	40,354	573,834
CBS Corp., Class B	120,246	3,263,476
Comcast Corp, Class A	500,634	11,870,032
DIRECTV, Class A (a)	129,641	5,543,449
Discovery Communications, Inc. (a)	48,563	1,989,626
Gannett Co., Inc.	44,022	588,574
Interpublic Group of Cos., Inc.	84,640	823,547
The McGraw-Hill Cos., Inc.	53,913	2,424,468
News Corp., Class A	402,919	7,188,075
Omnicom Group, Inc. (b)	50,694	2,259,938

Common Stocks	Shares	Value
Consumer Discretionary (concluded)
Media (concluded)
Scripps Networks Interactive, Inc., Class A	17,971	$762,330
Time Warner Cable, Inc. (b)	58,635	3,727,427
Time Warner, Inc. (b)	183,897	6,646,038
Viacom, Inc., Class B	101,463	4,607,435
The Walt Disney Co. (b)	330,072	12,377,700
The Washington Post Co., Class B (b)	906	341,390

		64,987,339
Multiline Retail — 0.8%
Big Lots, Inc. (a)	11,931	450,515
Dollar Tree, Inc. (a)	21,872	1,817,782
Family Dollar Stores, Inc. (b)	21,574	1,243,957
J.C. Penney Co., Inc. (b)	26,158	919,454
Kohl’s Corp.	46,569	2,298,180
Macy’s, Inc.	77,144	2,482,494
Nordstrom, Inc. (b)	29,730	1,477,878
Sears Holdings Corp. (a)(b)	7,168	227,799
Target Corp.	123,396	6,320,343

		17,238,402
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A (b)	15,882	775,677
AutoNation, Inc. (a)(b)	8,869	327,000
AutoZone, Inc. (a)	5,132	1,667,746
Bed Bath & Beyond, Inc. (a)	44,113	2,557,231
Best Buy Co., Inc. (b)	53,932	1,260,391
CarMax, Inc. (a)	41,552	1,266,505
GameStop Corp., Class A (a)(b)	25,236	608,945
The Gap, Inc. (b)	63,644	1,180,596
The Home Depot, Inc. (b)	283,231	11,907,031
Limited Brands, Inc. (b)	45,200	1,823,820
Lowe’s Cos., Inc.	230,140	5,840,953
O’Reilly Automotive, Inc. (a)	23,582	1,885,381
Orchard Supply Hardware Stores Corp., Class A (a)(b)	315	1,184

Ross Stores, Inc.	42,374	2,014,036
Staples, Inc.	128,529	1,785,268
The TJX Cos., Inc.	69,296	4,473,057
Tiffany & Co.	23,331	1,545,912
Urban Outfitters, Inc. (a)	20,285	559,054

		41,479,787
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	53,622	3,273,087
NIKE, Inc., Class B	68,154	6,568,001
Ralph Lauren Corp.	11,851	1,636,386
VF Corp. (b)	16,021	2,034,507

		13,511,981
Total Consumer Discretionary		225,309,307
Consumer Staples — 11.4%
Beverages — 2.6%
Beam, Inc.	28,565	1,463,385
Brown-Forman Corp., Class B	18,536	1,492,333
The Coca-Cola Co.	417,284	29,197,361
Coca-Cola Enterprises, Inc.	57,340	1,478,225
Constellation Brands, Inc. (a)(b)	32,155	664,644
Dr Pepper Snapple Group, Inc.	39,397	1,555,394
Molson Coors Brewing Co., Class B	28,951	1,260,527
PepsiCo, Inc.	287,241	19,058,440

		56,170,309
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	79,624	6,634,271
CVS Caremark Corp.	239,149	9,752,496
The Kroger Co.	109,726	2,657,564
Safeway, Inc. (b)	62,467	1,314,305

See Notes to Financial Statements.

2	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Staples (concluded)
Food & Staples Retailing (concluded)
SUPERVALU, Inc. (b)	39,608	$321,617
Sysco Corp. (b)	108,393	3,179,167
Wal-Mart Stores, Inc.	320,897	19,176,805
Walgreen Co.	163,396	5,401,872
Whole Foods Market, Inc. (b)	29,357	2,042,660

		50,480,757
Food Products — 1.9%
Archer Daniels Midland Co.	122,737	3,510,278
Campbell Soup Co. (b)	32,863	1,092,366
ConAgra Foods, Inc.	76,168	2,010,835
Dean Foods Co. (a)	34,230	383,376
General Mills, Inc. (b)	118,228	4,777,593
H.J. Heinz Co. (b)	58,842	3,179,822
The Hershey Co.	28,131	1,737,933
Hormel Foods Corp. (b)	25,482	746,368
The J.M. Smucker Co.	20,920	1,635,316
Kellogg Co.	45,537	2,302,806
Kraft Foods, Inc., Class A	324,604	12,127,205
McCormick & Co., Inc. (b)	24,383	1,229,391
Mead Johnson Nutrition Co.	37,405	2,570,846
Sara Lee Corp.	108,555	2,053,861
Tyson Foods, Inc., Class A	53,601	1,106,325

		40,464,321
Household Products — 2.3%
The Clorox Co.	24,240	1,613,414
Colgate-Palmolive Co.	88,926	8,215,873
Kimberly-Clark Corp.	72,410	5,326,480
The Procter & Gamble Co.	505,487	33,721,038

		48,876,805
Personal Products — 0.2%
Avon Products, Inc.	79,116	1,382,157
The Estee Lauder Cos., Inc., Class A	20,525	2,305,368

		3,687,525
Tobacco — 2.0%
Altria Group, Inc. (b)	377,826	11,202,541
Lorillard, Inc. (b)	24,808	2,828,112
Philip Morris International, Inc.	319,129	25,045,244
Reynolds American, Inc.	62,124	2,573,176
		41,649,073
Total Consumer Staples		241,328,790
Energy — 12.2%
Energy Equipment & Services — 2.0%
Baker Hughes, Inc.	80,197	3,900,782
Cameron International Corp. (a)	45,057	2,216,354
Diamond Offshore Drilling, Inc. (b)	12,843	709,704
FMC Technologies, Inc. (a)(b)	43,785	2,286,890
Halliburton Co.	169,067	5,834,502
Helmerich & Payne, Inc. (b)	19,644	1,146,424
Nabors Industries Ltd. (a)	52,707	913,939
National Oilwell Varco, Inc.	77,876	5,294,789
Noble Corp. (a)	46,391	1,401,936
Rowan Cos., Inc. (a)	22,905	694,709
Schlumberger Ltd.	246,586	16,844,290

		41,244,319
Oil, Gas & Consumable Fuels — 10.2%
Alpha Natural Resources, Inc. (a)	40,329	823,921
Anadarko Petroleum Corp.	91,494	6,983,737
Apache Corp.	70,565	6,391,778
Cabot Oil & Gas Corp.	19,203	1,457,508
Chesapeake Energy Corp.	121,140	2,700,211
Chevron Corp.	365,886	38,930,270

Common Stocks	Shares	Value
Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
ConocoPhillips (b)	243,942	$17,776,054
CONSOL Energy, Inc.	41,683	1,529,766
Denbury Resources, Inc. (a)	73,013	1,102,496
Devon Energy Corp.	74,212	4,601,144
El Paso Corp.	141,702	3,765,022
EOG Resources, Inc.	49,398	4,866,197
EQT Corp. (b)	27,462	1,504,643
Exxon Mobil Corp.	880,628	74,642,029
Hess Corp.	54,758	3,110,254
Marathon Oil Corp.	129,304	3,784,728
Marathon Petroleum Corp.	65,513	2,180,928
Murphy Oil Corp.	35,562	1,982,226
Newfield Exploration Co. (a)	24,259	915,292
Noble Energy, Inc.	32,258	3,044,833
Occidental Petroleum Corp.	149,149	13,975,261
Peabody Energy Corp.	49,778	1,648,150
Pioneer Natural Resources Co.	22,489	2,012,316
QEP Resources, Inc.	32,465	951,224
Range Resources Corp.	28,745	1,780,465
Southwestern Energy Co. (a)	63,834	2,038,858
Spectra Energy Corp. (b)	119,496	3,674,502
Sunoco, Inc.	19,726	809,161
Tesoro Corp. (a)	26,348	615,489
Valero Energy Corp.	102,854	2,165,077
The Williams Cos., Inc. (b)	108,301	3,576,099

		215,339,639
Total Energy		256,583,958
Financials — 13.3%
Capital Markets — 1.8%
Ameriprise Financial, Inc.	41,576	2,063,833
The Bank of New York Mellon Corp. (b)	222,809	4,436,127
BlackRock, Inc. (c)	18,408	3,281,042
The Charles Schwab Corp. (b)	198,362	2,233,556
E*Trade Financial Corp. (a)	46,790	372,448
Federated Investors, Inc., Class B	16,973	257,141
Franklin Resources, Inc.	26,746	2,569,221
The Goldman Sachs Group, Inc.	90,454	8,179,755
Invesco Ltd.	82,878	1,665,019
Legg Mason, Inc.	22,717	546,344
Morgan Stanley	272,690	4,125,800
Northern Trust Corp.	44,287	1,756,422
State Street Corp.	90,393	3,643,742
T Rowe Price Group, Inc. (b)	46,423	2,643,790

		37,774,240
Commercial Banks — 2.6%
BB&T Corp. (b)	128,093	3,224,101
Comerica, Inc.	36,346	937,727
Fifth Third Bancorp	169,017	2,149,896
First Horizon National Corp.	48,717	389,736
Huntington Bancshares, Inc.	159,688	876,687
KeyCorp	175,120	1,346,673
M&T Bank Corp.	23,086	1,762,385
PNC Financial Services Group, Inc. (c)	96,666	5,574,728
Regions Financial Corp.	230,526	991,262
SunTrust Banks, Inc.	98,682	1,746,671
U.S. Bancorp (b)	350,633	9,484,623
Wells Fargo & Co.	968,884	26,702,443
Zions BanCorp.	33,670	548,148

		55,735,080
Consumer Finance — 0.8%
American Express Co. (b)	185,659	8,757,535
Capital One Financial Corp.	84,463	3,571,940

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	3

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Financials (concluded)
Consumer Finance (concluded)
Discover Financial Services	100,998	$2,423,952
SLM Corp.	93,424	1,251,882

		16,005,309
Diversified Financial Services — 2.7%
Bank of America Corp.	1,862,269	10,354,216
Citigroup, Inc. (b)	537,168	14,132,890
CME Group, Inc.	12,199	2,972,530
IntercontinentalExchange, Inc. (a)	13,351	1,609,463
JPMorgan Chase & Co.	698,118	23,212,424
Leucadia National Corp.	36,356	826,735
Moody’s Corp. (b)	35,904	1,209,247
The NASDAQ OMX Group, Inc. (a)	23,588	578,142
NYSE Euronext	48,151	1,256,741

		56,152,388
Insurance — 3.5%
ACE Ltd.	61,888	4,339,587
Aflac, Inc.	85,769	3,710,367
The Allstate Corp.	92,860	2,545,293
American International Group, Inc. (a)	80,271	1,862,287
Aon Corp.	59,404	2,780,107
Assurant, Inc.	17,013	698,554
Berkshire Hathaway, Inc., Class B (a)	323,001	24,644,976
Chubb Corp. (b)	51,094	3,536,727
Cincinnati Financial Corp. (b)	29,632	902,591
Genworth Financial, Inc., Class A (a)	90,630	593,626
Hartford Financial Services Group, Inc.	81,848	1,330,030
Lincoln National Corp. (b)	55,265	1,073,246
Loews Corp.	56,112	2,112,617
Marsh & McLennan Cos., Inc.	98,850	3,125,637
MetLife, Inc.	194,325	6,059,053
Principal Financial Group, Inc.	56,080	1,379,568
The Progressive Corp.	113,323	2,210,932
Prudential Financial, Inc.	86,725	4,346,657
Torchmark Corp. (b)	18,703	811,523
The Travelers Cos., Inc.	75,843	4,487,630
Unum Group	53,736	1,132,217
XL Group Plc	58,906	1,164,572

		74,847,797
Real Estate Investment Trusts (REITs) — 1.8%
Apartment Investment & Management Co.	22,349	512,016
AvalonBay Communities, Inc.	17,472	2,281,843
Boston Properties, Inc.	27,127	2,701,849
Equity Residential	54,505	3,108,420
HCP, Inc. (b)	74,930	3,104,350
Health Care REIT, Inc. (b)	34,874	1,901,679
Host Hotels & Resorts, Inc.	129,779	1,916,836
Kimco Realty Corp. (b)	74,789	1,214,573
Plum Creek Timber Co., Inc. (b)	29,641	1,083,675
ProLogis, Inc.	84,206	2,407,450
Public Storage	26,088	3,507,792
Simon Property Group, Inc.	53,980	6,960,181
Ventas, Inc.	52,905	2,916,653
Vornado Realty Trust	33,901	2,605,631
Weyerhaeuser Co.	98,574	1,840,377

		38,063,325
Real Estate Management & Development — 0.0%
CB Richard Ellis Group Inc. (a)	59,572	906,686
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	97,596	609,975
People’s United Financial, Inc. (b)	66,203	850,708

		1,460,683
Total Financials		280,945,508

Common Stocks	Shares	Value
Health Care — 11.8%
Biotechnology — 1.2%
Amgen, Inc. (b)	145,744	$9,358,222
Biogen Idec, Inc. (a)	44,633	4,911,862
Celgene Corp. (a)	81,566	5,513,862
Gilead Sciences, Inc. (a)	138,012	5,648,831

		25,432,777
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	103,603	5,126,277
Becton Dickinson & Co. (b)	39,486	2,950,394
Boston Scientific Corp. (a)	272,264	1,453,890
C.R. Bard, Inc.	15,752	1,346,796
CareFusion Corp. (a)	41,135	1,045,240
Covidien Plc	88,642	3,989,777
DENTSPLY International, Inc. (b)	25,887	905,786
Edwards Lifesciences Corp. (a)	20,963	1,482,084
Intuitive Surgical, Inc. (a)	7,165	3,317,467
Medtronic, Inc.	193,901	7,416,713
St. Jude Medical, Inc.	58,617	2,010,563
Stryker Corp.	59,768	2,971,067
Varian Medical Systems, Inc. (a)	20,686	1,388,651
Zimmer Holdings, Inc. (a)(b)	32,927	1,758,960

		37,163,665
Health Care Providers & Services — 2.1%
Aetna, Inc.	66,572	2,808,673
AmerisourceBergen Corp.	47,474	1,765,558
Cardinal Health, Inc.	63,487	2,578,207
Cigna Corp.	52,456	2,203,152
Coventry Health Care, Inc. (a)	26,479	804,167
DaVita, Inc. (a)	17,165	1,301,279
Express Scripts, Inc. (a)	89,392	3,994,929
Humana, Inc.	30,044	2,632,155
Laboratory Corp. of America Holdings (a)	18,212	1,565,686
McKesson Corp.	45,120	3,515,299
Medco Health Solutions, Inc. (a)	71,136	3,976,502
Patterson Cos., Inc. (b)	16,099	475,243
Quest Diagnostics, Inc.	28,991	1,683,217
Tenet Healthcare Corp. (a)	80,364	412,267
UnitedHealth Group, Inc. (b)	195,862	9,926,286
WellPoint, Inc.	63,916	4,234,435

		43,877,055
Health Care Technology — 0.1%
Cerner Corp. (a)	26,773	1,639,846
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (a)	63,803	2,228,639
Life Technologies Corp. (a)	32,750	1,274,302
PerkinElmer, Inc.	20,562	411,240
Thermo Fisher Scientific, Inc. (a)	69,508	3,125,775
Waters Corp. (a)	16,468	1,219,455

		8,259,411
Pharmaceuticals — 6.2%
Abbott Laboratories	286,210	16,093,588
Allergan, Inc.	56,046	4,917,476
Bristol-Myers Squibb Co. (b)	311,336	10,971,481
Eli Lilly & Co. (b)	187,192	7,779,700
Forest Laboratories, Inc. (a)	49,095	1,485,615
Hospira, Inc. (a)	30,177	916,475
Johnson & Johnson	501,727	32,903,257
Merck & Co., Inc.	559,985	21,111,434
Mylan, Inc. (a)	78,379	1,682,013
Perrigo Co. (b)	17,126	1,666,360
Pfizer, Inc.	1,412,293	30,562,021
Watson Pharmaceuticals, Inc. (a)	23,363	1,409,723

		131,499,143
Total Health Care		247,871,897

See Notes to Financial Statements.

4	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials — 10.5%
Aerospace & Defense — 2.6%
The Boeing Co.	136,555	$10,016,309
General Dynamics Corp.	65,432	4,345,339
Goodrich Corp.	23,010	2,846,337
Honeywell International, Inc.	142,117	7,724,059
L-3 Communications Holdings, Inc.	18,353	1,223,778
Lockheed Martin Corp. (b)	48,752	3,944,037
Northrop Grumman Corp.	48,010	2,807,625
Precision Castparts Corp.	26,493	4,365,781
Raytheon Co. (b)	63,595	3,076,726
Rockwell Collins, Inc. (b)	27,810	1,539,840
Textron, Inc.	50,881	940,790
United Technologies Corp.	166,475	12,167,658

		54,998,279
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	30,169	2,105,193
Expeditors International of Washington, Inc.	38,965	1,596,007
FedEx Corp. (b)	58,285	4,867,380
United Parcel Service, Inc., Class B	177,296	12,976,294

		21,544,874
Airlines — 0.1%
Southwest Airlines Co. (b)	143,080	1,224,765
Building Products — 0.0%
Masco Corp.	65,371	685,088
Commercial Services & Supplies — 0.4%
Avery Dennison Corp. (b)	19,415	556,822
Cintas Corp.	20,361	708,766
Iron Mountain, Inc.	34,115	1,050,742
Pitney Bowes, Inc. (b)	36,560	677,822
R.R. Donnelley & Sons Co. (b)	34,697	500,678
Republic Services, Inc. (b)	57,852	1,593,823
Stericycle, Inc. (a)	15,643	1,218,903
Waste Management, Inc. (b)	84,586	2,766,808

		9,074,364
Construction & Engineering — 0.2%
Fluor Corp.	31,179	1,566,745
Jacobs Engineering Group, Inc. (a)	23,547	955,537
Quanta Services, Inc. (a)	38,574	830,884

		3,353,166
Electrical Equipment — 0.6%
Cooper Industries Plc, Class A	29,054	1,573,274
Emerson Electric Co.	135,183	6,298,176
Rockwell Automation, Inc. (b)	26,079	1,913,416
Roper Industries, Inc. (b)	17,730	1,540,205

		11,325,071
Industrial Conglomerates — 2.3%
3M Co.	128,766	10,524,045
General Electric Co.	1,939,653	34,739,185
Tyco International Ltd.	84,885	3,964,979

		49,228,209
Machinery — 2.1%
Caterpillar, Inc. (b)	118,804	10,763,642
Cummins, Inc.	35,436	3,119,077
Danaher Corp.	104,670	4,923,677
Deere & Co.	76,053	5,882,700
Dover Corp. (b)	34,065	1,977,473
Eaton Corp.	61,409	2,673,134
Flowserve Corp.	10,209	1,013,958
Illinois Tool Works, Inc. (b)	88,782	4,147,007
Ingersoll-Rand Plc	57,367	1,747,972
Joy Global, Inc.	19,314	1,447,971

Common Stocks	Shares	Value
Industrials (concluded)
Machinery (concluded)
PACCAR, Inc. (b)	65,823	$2,466,388
Pall Corp.	21,162	1,209,408
Parker Hannifin Corp.	27,762	2,116,853
Snap-on, Inc. (b)	10,749	544,114
Xylem, Inc.	33,809	868,553

		44,901,927
Professional Services — 0.1%
The Dun & Bradstreet Corp.	8,900	665,987
Equifax, Inc.	22,379	866,962
Robert Half International, Inc. (b)	26,211	745,965

		2,278,914
Road & Rail — 0.9%
CSX Corp.	192,920	4,062,895
Norfolk Southern Corp. (b)	61,756	4,499,542
Ryder System, Inc. (b)	9,326	495,584
Union Pacific Corp. (b)	88,756	9,402,811

		18,460,832
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	54,245	2,365,624
W.W. Grainger, Inc. (b)	11,151	2,087,356

		4,452,980
Total Industrials		221,528,469
Information Technology — 18.9%
Communications Equipment — 2.1%
Cisco Systems, Inc.	987,693	17,857,489
F5 Networks, Inc. (a)	14,607	1,550,095
Harris Corp. (b)	21,243	765,598
JDS Uniphase Corp. (a)	42,587	444,608
Juniper Networks, Inc. (a)	96,659	1,972,810
Motorola Mobility Holdings, Inc. (a)	48,437	1,879,356
Motorola Solutions, Inc.	52,640	2,436,706
QUALCOMM, Inc.	308,832	16,893,110

		43,799,772
Computers & Peripherals — 4.6%
Apple, Inc. (a)	170,756	69,156,180
Dell, Inc. (a)	280,578	4,104,856
EMC Corp. (a)	374,806	8,073,321
Hewlett-Packard Co.	365,068	9,404,152
Lexmark International, Inc., Class A (b)	13,069	432,192
NetApp, Inc. (a)	65,895	2,390,012
SanDisk Corp. (a)	44,156	2,172,917
Western Digital Corp. (a)	42,959	1,329,581

		97,063,211
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	30,459	1,382,534
Corning, Inc.	288,766	3,748,183
FLIR Systems, Inc. (b)	28,593	716,826
Jabil Circuit, Inc. (b)	33,839	665,275
Molex, Inc. (b)	25,077	598,337
TE Connectivity Ltd.	77,994	2,402,995

		9,514,150
Internet Software & Services — 2.0%
Akamai Technologies, Inc. (a)	32,978	1,064,530
eBay, Inc. (a)	211,098	6,402,602
Google, Inc., Class A (a)	46,415	29,979,449
VeriSign, Inc. (b)	29,235	1,044,274
Yahoo!, Inc. (a)	227,897	3,675,979

		42,166,834

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	5

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Information Technology (concluded)
IT Services — 3.9%
Accenture Plc, Class A	117,758	$6,268,258
Automatic Data Processing, Inc. (b)	89,793	4,849,720
Cognizant Technology Solutions Corp., Class A (a)	55,512	3,569,977
Computer Sciences Corp. (b)	28,395	672,962
Fidelity National Information Services, Inc.	44,581	1,185,409
Fiserv, Inc. (a)	25,886	1,520,544
International Business Machines Corp.	216,542	39,817,743
MasterCard, Inc., Class A	19,588	7,302,798
Paychex, Inc.	59,268	1,784,559
SAIC, Inc. (a)	51,008	626,888
Teradata Corp. (a)	30,763	1,492,313
Total System Services, Inc.	29,631	579,582
Visa, Inc., Class A (b)	93,442	9,487,166
The Western Union Co.	113,772	2,077,477

		81,235,396
Office Electronics — 0.1%
Xerox Corp.	254,883	2,028,869
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)	108,263	584,620
Altera Corp.	58,961	2,187,453
Analog Devices, Inc.	54,753	1,959,062
Applied Materials, Inc.	239,913	2,569,468
Broadcom Corp., Class A (a)	89,138	2,617,092
First Solar, Inc. (a)(b)	10,949	369,638
Intel Corp.	935,535	22,686,724
KLA-Tencor Corp. (b)	30,628	1,477,801
Linear Technology Corp.	41,799	1,255,224
LSI Corp. (a)	103,078	613,314
Microchip Technology, Inc. (b)	35,126	1,286,666
Micron Technology, Inc. (a)	181,000	1,138,490
Novellus Systems, Inc. (a)	12,279	507,000
NVIDIA Corp. (a)	112,220	1,555,369
Teradyne, Inc. (a)	33,524	456,932
Texas Instruments, Inc.	209,945	6,111,499
Xilinx, Inc. (b)	48,233	1,546,350

		48,922,702
Software — 3.5%
Adobe Systems, Inc. (a)	90,203	2,550,039
Autodesk, Inc. (a)	41,631	1,262,668
BMC Software, Inc. (a)	31,282	1,025,424
CA, Inc.	68,005	1,374,721
Citrix Systems, Inc. (a)	34,271	2,080,935
Electronic Arts, Inc. (a)	60,829	1,253,078
Intuit, Inc.	54,619	2,872,413
Microsoft Corp.	1,375,522	35,708,551
Oracle Corp.	722,928	18,543,103
Red Hat, Inc. (a)	35,439	1,463,276
Salesforce.com, Inc. (a)	24,990	2,535,486
Symantec Corp. (a)	135,459	2,119,933

		72,789,627
Total Information Technology		397,520,561
Materials — 3.5%
Chemicals — 2.2%
Air Products & Chemicals, Inc.	38,672	3,294,468
Airgas, Inc.	12,507	976,547
CF Industries Holdings, Inc.	12,016	1,742,080
The Dow Chemical Co. (b)	217,140	6,244,947
E.I. du Pont de Nemours & Co.	169,754	7,771,338
Eastman Chemical Co.	25,286	987,671
Ecolab, Inc. (b)	55,151	3,188,279
FMC Corp.	12,908	1,110,604
International Flavors & Fragrances, Inc.	14,839	777,860

Common Stocks	Shares	Value
Materials (concluded)
Chemicals (concluded)
Monsanto Co.	98,373	$6,892,996
The Mosaic Co.	54,710	2,759,025
PPG Industries, Inc. (b)	28,376	2,369,112
Praxair, Inc.	55,077	5,887,731
The Sherwin-Williams Co.	15,827	1,412,876
Sigma-Aldrich Corp. (b)	22,134	1,382,490

		46,798,024
Construction Materials — 0.1%
Vulcan Materials Co.	23,637	930,116
Containers & Packaging — 0.1%
Ball Corp.	29,796	1,064,015
Bemis Co., Inc.	18,766	564,482
Owens-Illinois, Inc. (a)	30,005	581,497
Sealed Air Corp.	29,944	515,336

		2,725,330
Metals & Mining — 0.9%
Alcoa, Inc.	195,584	1,691,802
Allegheny Technologies, Inc. (b)	19,546	934,299
Cliffs Natural Resources, Inc.	26,281	1,638,620
Freeport-McMoRan Copper & Gold, Inc.	174,164	6,407,493
Newmont Mining Corp.	90,916	5,455,869
Nucor Corp. (b)	58,196	2,302,816
Titanium Metals Corp.	15,393	230,587
United States Steel Corp. (b)	26,285	695,501

		19,356,987
Paper & Forest Products — 0.2%
International Paper Co.	80,314	2,377,295
MeadWestvaco Corp.	31,373	939,621

		3,316,916
Total Materials		73,127,373
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc. (b)	1,088,757	32,924,012
CenturyLink, Inc.	113,479	4,221,419
Frontier Communications Corp. (b)	182,784	941,337
Verizon Communications, Inc. (b)	520,147	20,868,298
Windstream Corp. (b)	106,960	1,255,710

		60,210,776
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A	72,214	4,333,562
MetroPCS Communications, Inc. (a)	53,415	463,642
Sprint Nextel Corp. (a)	549,844	1,286,635

		6,083,839
Total Telecommunication Services		66,294,615
Utilities — 3.8%
Electric Utilities — 2.1%
American Electric Power Co., Inc.	88,732	3,665,519
Duke Energy Corp. (b)	244,872	5,387,184
Edison International	59,869	2,478,577
Entergy Corp.	32,362	2,364,044
Exelon Corp.	121,820	5,283,333
FirstEnergy Corp.	76,845	3,404,233
NextEra Energy, Inc.	77,636	4,726,480
Northeast Utilities	32,462	1,170,904
Pepco Holdings, Inc.	41,666	845,820
Pinnacle West Capital Corp.	20,006	963,889
PPL Corp.	106,260	3,126,169
Progress Energy, Inc.	54,206	3,036,620
Southern Co. (b)	158,365	7,330,716

		43,783,488

See Notes to Financial Statements.

6	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Utilities (concluded)
Gas Utilities — 0.1%
AGL Resources, Inc. (b)	21,370	$903,096
ONEOK, Inc.	18,926	1,640,695

		2,543,791
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	118,488	1,402,898
Constellation Energy Group, Inc.	37,042	1,469,456
NRG Energy, Inc. (a)	42,181	764,320

		3,636,674
Multi-Utilities — 1.4%
Ameren Corp.	44,516	1,474,815
Centerpoint Energy, Inc.	78,274	1,572,525
CMS Energy Corp. (b)	46,138	1,018,727
Consolidated Edison, Inc.	53,820	3,338,455
Dominion Resources, Inc.	104,658	5,555,247
DTE Energy Co.	31,103	1,693,558
Integrys Energy Group, Inc.	14,246	771,848
NiSource, Inc. (b)	51,664	1,230,120
PG&E Corp. (b)	74,580	3,074,188
Public Service Enterprise Group, Inc.	92,959	3,068,576
SCANA Corp. (b)	21,132	952,208
Sempra Energy	44,038	2,422,090
TECO Energy, Inc. (b)	39,568	757,331
Wisconsin Energy Corp. (b)	42,501	1,485,835
Xcel Energy, Inc.	89,112	2,463,056

		30,878,579
Total Utilities		80,842,532

Preferred Stocks
Consumer Discretionary — 0.0%
Orchard Supply Hardware Stores Corp., Series A 0.00% (b)	315	1,184
Total Long-Term Investments (Cost — $1,740,982,192) — 99.2%		2,091,354,194

Common Stocks	Shares	Value

Short-Term Securities
Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	170,771,686	$170,771,686
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	53,764,558	53,764,558

		224,536,244
Common Stocks	Par (000)	Value
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$1,550	1,549,941
Total Short-Term Securities (Cost — $226,086,223) — 10.7%		226,086,185
Total Investments (Cost — $1,967,068,415*) — 109.9%		2,317,440,379
Liabilities in Excess of Other Assets — (9.9%)		(209,124,171)

Net Assets — 100.0%		$2,108,316,208

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,039,291,152

Gross unrealized appreciation	562,476,334
Gross unrealized depreciation	(284,327,107)

Net unrealized appreciation	$278,149,227

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	350,818,795	—		(180,047,109)[1]	170,771,686	$170,771,686	—	$530,203
BlackRock Cash Funds: Prime, SL Agency Shares	53,051,433	713,125	[2]	—	53,764,558	$53,764,558	—	$166,200
BlackRock Inc.	—	18,995		(587)	18,408	$3,281,042	$(7,268)	$74,649
PNC Financial Services Group, Inc.	98,114	3,182		(4,630)	96,666	$5,574,728	$(78,804)	$112,887

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.
•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation
261	S&P 500 Index	Chicago	March 2012	$16,346,430	$59,037

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	7

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master
Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,091,351,826	$1,184	—	$2,091,353,010
Preferred Stocks	—	1,184	—	1,184
Short-Term Securities:
Money Market Funds	224,536,244	—	—	224,536,244
U.S. Treasury Obligations	—	1,549,941	—	1,549,941

Total	$2,315,888,070	$1,552,309	—	$2,317,440,379

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity Contracts	$59,037	—	—	$59,037

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2011

Assets
Investments at value — unaffiliated (including securities loaned of $206,365,071) (cost — $1,733,484,351)	$2,084,048,365
Investments at value — affiliated (cost — $233,584,064)	233,392,014
Contributions receivable from investors	157,101
Investments sold receivable	334,407
Dividends receivable	3,261,668
Securities lending income receivable — affiliated	32,279
Interest receivable	72

Total assets	2,321,225,906

Liabilities
Collateral on securities loaned at value	212,723,572
Margin variation payable	60,767
Investment advisory fees payable	78,733
Professional fees payable	33,054
Trustees’ fees payable	13,572

Total liabilities	212,909,698

Net Assets	$2,108,316,208

Net Assets Consist of
Investors’ capital	$1,757,885,207
Net unrealized appreciation/depreciation	350,431,001

Net Assets	$2,108,316,208

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	9

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2011

Investment Income
Dividends — unaffiliated	$45,400,452
Dividends — affiliated	187,536
Securities lending — affiliated	657,698
Income — affiliated	38,705
Interest	1,770

Total income	46,286,161

Expenses
Investment advisory	1,086,941
Professional	55,849
Independent Trustees	66,953

Total expenses	1,209,743
Less fees waived by advisor	(122,802)

Total expenses after fees waived	1,086,941

Net investment income	45,199,220

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,369,635)
Investments — affiliated	(86,072)
Financial futures contracts	1,361,381

(26,094,326)

Net change in unrealized appreciation/depreciation on:
Investments	26,921,118
Financial futures contracts	(615,457)

26,305,661

Total realized and unrealized gain	211,335

Net Increase in Net Assets Resulting from Operations	$45,410,555

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010

Operations
Net investment income	$45,199,220	$40,499,948
Net realized loss	(26,094,326)	(97,772,658)
Net change in unrealized appreciation/depreciation	26,305,661	343,783,895

Net increase in net assets resulting from operations	45,410,555	286,511,185

Capital Transactions
Proceeds from contributions	195,530,480	253,464,019
Value of withdrawals	(291,341,608)	(430,320,410)

Net decrease in net assets derived from capital transactions	(95,811,128)	(176,856,391)

Net Assets
Total increase (decrease) in net assets	(50,400,573)	109,654,794
Beginning of year	2,158,716,781	2,049,061,987

End of year	$2,108,316,208	$2,158,716,781

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	11

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2011	2010	2009	2008	2007

Total Investment Return
Total investment return	2.13%	15.06%	26.63%	(36.86)%	5.54%

Ratios to Average Net Assets
Total expenses	0.06%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.08%	2.01%	2.35%	2.32%	1.98%

Supplemental Data
Net assets, end of year (000)	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748

Portfolio turnover[1]	5%	9%	5%	8%	7%

[1]	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

12	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	13

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Sub-chapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation*	$59,037
*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Gain From
Financial Futures Contracts
Equity contracts	$1,361,381
Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$(615,457)

14	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

For the year ended December 31, 2011, the average quarterly balances of out-standing derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	244
Average notional value of contracts purchased	$15,517,276

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Black-Rock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2011, BTC received $268,233 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2011, were $108,528,939 and $148,812,436, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counter-party credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counter-party credit risks, consist principally of financial instruments and receivables

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	15

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	17

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not- for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

18	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

3  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his owner- ship of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock regis- tered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	19

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

20	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/ Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	21

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Equity Portfolio
	BlackRock Global Emerging Markets Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock China Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Allocation Fund†	BlackRock Latin America Fund	BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios	Retirement	LifePath Index Portfolios	Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

22	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SPSF-12/11

Notice of privacy policy

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:            This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

TRANSAMERICA FUNDS

P.O. Box 9012, Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

3168 (2/12)

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report, the code of ethics was revised to reflect the appointment of a new Principal Financial Officer

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable

(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31
		2011	2010*
(a)	Audit Fees	$92	$92
(b)	Audit-related Fees (1)	—	$7
(c)	Tax Fees (2)	$108	$70
(d)	All Other Fees	—	$0
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

*	PricewaterhouseCoopers LLP (“PwC”) served as independent registered certified public accounting firm through April 7, 2010. On April 8, 2010, Ernst & Young LLP (“E&Y”) replaced PwC as the independent public accountant. Audit fees, audit-related fees, tax fees and all other fees include $92, $7, $70 and $0, respectively, billed to Transamerica Partners Funds Group II by E&Y for the fiscal year end December 31, 2010.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G.Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Funds Group II (Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: February 29, 2012

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date: February 29, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers

12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer